                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


INVESTMENT COMPANY ACT FILE NUMBER: 811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:   2020 Calamos Court, Naperville
                                          Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE:    James S. Hamman, Jr., Secretary,
                                          Calamos Advisors LLC
                                          2020 Calamos Court,
                                          Naperville, Illinois
                                          60563

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: April 1, 2006 through October 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

                    (PICTURE OF CALAMOS(R) FAMILY OF FUNDS)

                                                      CALAMOS(R) FAMILY OF FUNDS

                                                  ANNUAL REPORT OCTOBER 31, 2006

                                                             Calamos Growth Fund

                                                          Calamos Blue Chip Fund

                                                              Calamos Value Fund

                                               Calamos International Growth Fund

                                           Calamos Global Growth and Income Fund

                                                  Calamos Growth and Income Fund

                                                         Calamos High Yield Fund

                                                        Calamos Convertible Fund

                                              Calamos Market Neutral Income Fund

                                                        Calamos Multi-Fund Blend

                                                  (CALAMOS INVESTMENTS (R) LOGO)

Managing Your Calamos Funds Investments

CALAMOS INVESTMENTS offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

GO PAPERLESS!

SIGN UP FOR E-DELIVERY

It's convenient, it's timely and it reduces mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and proxy statements online long before the printed publications would have arrived by traditional mail.

Visit WWW.CALAMOS.COM and sign up for e-delivery.

STAY CONNECTED@CALAMOS.COM

Visit WWW.CALAMOS.COM for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

800.823.7386 Through a single toll-free number, Calamos 24-hour shareholder assistance is fast and easy.

                  -    Get fund prices and account balances

                  -    Review recent transactions

                  -    Order statements, literature and more

PERSONAL ASSISTANCE

800.582.6959 Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos fund.

ONLINE ACCOUNT MANAGEMENT

WWW.CALAMOS.COM   Manage your personal account of Calamos funds online at
                  www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

                  We encourage you to talk to your financial advisor to determine how Calamos funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

Table of Contents

Letter to Shareholders ...................................................     1
Economic and Market Review ...............................................     3
The Calamos Investments Advantage ........................................     4
Calamos Growth Fund ......................................................     5
Calamos Blue Chip Fund ...................................................    10
Calamos Value Fund .......................................................    13
Calamos International Growth Fund ........................................    16
Calamos Global Growth and Income Fund ....................................    20
Calamos Growth and Income Fund ...........................................    24
Calamos High Yield Fund ..................................................    28
Calamos Convertible Fund .................................................    31
Calamos Market Neutral Income Fund .......................................    34
Calamos Multi-Fund Blend .................................................    37
Expense Overview .........................................................    39
Schedule of Investments ..................................................    41
Statements of Assets and Liabilities .....................................    75
Statements of Operations .................................................    77
Statements of Changes In Net Assets ......................................    81
Notes to Financial Statements ............................................    86
Financial Highlights .....................................................   102
Report of Independent Registered Public Accounting Firm ..................   135
Trustee Approval of Management Agreement .................................   137
Tax Information ..........................................................   141
Trustee & Officers .......................................................   143

Letter to Shareholders

(PHOTO OF JOHN P. CALAMOS, SR.)

Dear Fellow Shareholders:

We are pleased to submit to you our annual report for the year ended October 31, 2006. As always, we value and look forward to the opportunity to communicate with you.

We have changed the fiscal year-end of our mutual funds from March 31 to October
31. Therefore, this report covers a seven-month period, from April 1, 2006, through October 31, 2006. We believe this new fiscal year-end is in the best interest of shareholders because it will simplify mutual fund tax planning and increase efficiencies. After this one-time seven-month period, we will return to providing semiannual and annual shareholder reports on a regular six-month and 12-month schedule, respectively.

At CALAMOS INVESTMENTS, we view our communication with you as vitally important, so we hope that you will review this report carefully. You will find investment team commentary, performance, sector allocation, holdings and financial highlights for the entire Calamos Family of Funds. We encourage you to not only read up on the mutual funds you own, but to consider how the range of other Calamos funds highlighted can help you round out your asset allocation strategy. It is our hope that you will find this report both informative and relevant to your investment needs, and we welcome your feedback.

For information about your fund throughout the year, we invite you to visit our website at www.calamos.com. There, you can find current fund performance, portfolio information and fund reviews.

It has been an exciting year at CALAMOS INVESTMENTS. In June, we launched Calamos Multi-Fund Blend, a new fund of funds that harnesses three Calamos funds strategies in one core portfolio. By combining 1/3 Calamos Growth Fund, 1/3 Calamos Value Fund, and 1/3 Calamos Global Growth and Income Fund into one portfolio, the Fund seeks to achieve broad diversification across investment styles, market caps, countries, sectors and industries--and it does so with minimal overlap between holdings. We arrived at another important milestone in September when Calamos Global Growth and Income Fund celebrated its 10th anniversary. The Fund's risk-managed approach seeks to deliver strong performance while providing investors an opportunity to participate in the explosive growth of the global economy.

We are firm believers in remaining positioned for the long term and have long recognized the impossibility of predicting the exact timing of market shifts. Accordingly, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, which we explain at greater length in the "Economic and Market Review" that follows, we're emphasizing investments in companies with quality characteristics--such as low debt and high return on invested capital, capable management and well-planned business strategies.


                                          Letter to Shareholders ANNUAL REPORT 1

Letter to Shareholders

At Calamos, one of our key tenets is to maximize return while keeping a sharp eye on risk. One way to improve total return is to reduce expenses, and one way you can help us reduce expenses is to sign up for e-delivery by visiting our website and clicking on the "Go Paperless!" link. By doing so, you will be able to view important shareholder communications online--including fund prospectuses, annual reports and proxy statements--long before the printed publications would have arrived by traditional mail.

If you have any questions regarding your investment, you can contact your financial advisor or contact a Calamos Client Service Representative at 800.582.6959, Monday through Friday, 8:00 a.m. to 6:00 p.m. (Central time).

As always, we thank you for your continued trust and the opportunity to help you achieve your financial goals.

Sincerely,


/S/ John P. Calamos, Sr.
-------------------------------------
JOHN P. CALAMOS, SR.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

  This report is for informational purposes only and should not be considered investment advice.


2 ANNUAL REPORT Letter to Shareholders

Economic and Market Review

For the latest market and economic outlook, please visit our website at www.calamos.com and select the "Individual Investors" button.

Mid-cycle slowdowns are typically characterized by a number of factors, most of which are present today:

-    An end to Fed rate hikes

-    Moderation of energy prices

-    Slowing in the housing market

-    Increasing market volatility

-    Moderation of consumer spending

-    Declining commodity prices

Historically, mid-cycle slowdowns have been accompanied by a shift in market leadership from cyclical investments to growth-oriented investments. Across the Calamos funds, we are favoring companies we believe have good prospects for sustainable growth and reduced sensitivity to the economy. Our investment discipline and outlook have led us to a number of traditional large-cap growth companies trading at prices we believe are very attractive relative to the broad market and historical values.

During the seven-month period ended October 31, 2006, market participants found themselves distracted by crosscurrents of economic data. In the United States, declines in gross domestic product growth, sliding home prices and rising--though modest--inflation troubled investors. Yet, there was better news as well. The Fed paused its rate tightening in August, improving sentiment somewhat. And despite OPEC's decision to reduce oil supplies, gasoline prices dropped. Furthermore, corporate earnings and balance sheets remained strong.

Broadly, stocks advanced in the U.S. market, with the S&P 500 Index rising 7.54% for the seven-month period. This solid return was achieved at a pace that was far from consistent. After a slow summer, substantially all of the S&P 500 Index's performance was earned during the final three months of the period. Not all stocks were equally rewarded, as growth-oriented stocks trailed value and cyclical issues.

International stocks performed with even greater strength and the MSCI EAFE(R) Index gained 9.06%. Meanwhile, convertible securities and high-yield issues participated in the rise of the equity markets. The Value Line Convertible Index returned 3.33% and the CS High Yield Index returned 5.38%.

We believe the U.S. economy--while remaining fundamentally strong--is in the midst of a mid-cycle slowdown. The current environment draws parallels to other mid-cycle slowdowns, including those of the mid-1960s, mid-1980s, and mid-1990s. In each of these periods, the Fed initiated an interest rate tightening campaign that caused a slowdown, first in the investment markets and then in the economy as reflected by waning gross domestic product (GDP) growth. Although no one can predict where a change in the economy will occur, each of these past economic slowdowns was followed by a solid upswing in the markets driven by securities in traditional, stable-growth companies. Accordingly, we believe that the current mid-cycle slowdown could bring considerable opportunity for long-term investors such as ourselves.

Although we do believe the U.S. economy is in the middle of a slowdown, we do not believe a recession is imminent. With three consecutive pauses, we believe the Fed is near or at the end of its tightening phase, and this could serve as a catalyst for stronger growth going forward. Even though GDP growth has declined from the levels achieved during the economic expansion, we believe growth remains respectable and is consistent with what we expect in a period of mid-cycle slowdown. Moreover, our constructive outlook is supported by the current strength in corporate balance sheets and earnings. Furthermore, with corporations having cash to spend, we believe that corporate spending will provide the fuel for economic growth. While gasoline prices remain high, they have dropped considerably; this decline, along with increases to wages, could spur increased consumer spending, which we believe will remain helpful for the economy.

As always, we are firm believers in remaining positioned for the long term and we have long recognized the impossibility of predicting the exact timing of market shifts. As always, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, we're emphasizing investments in companies with higher-quality characteristics such as low debt and high return on invested capital, capable management and well-planned business strategies.


                                      Economic and Market Review ANNUAL REPORT 3

The Calamos Investments Advantage

Calamos' history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, maintaining a balance between risk and reward throughout a market cycle.

The Calamos Family of Funds addresses a range of investment opportunities. Depending on which Calamos funds you currently own, you may want to consider one or more of our other funds to help diversify your investment portfolio.

                        Ticker   Inception
FUND A SHARES           Symbol      Date
-------------           ------   ---------
DOMESTIC EQUITY
GROWTH                   CVGRX    (9/4/90)
BLUE CHIP                CBCAX   (12/1/03)
VALUE                    CVAAX    (1/2/02)

GLOBAL/INTERNATIONAL
INTERNATIONAL GROWTH     CIGRX   (3/16/05)
GLOBAL GROWTH
AND INCOME               CVLOX    (9/9/96)

FUND OF FUNDS
MULTI-FUND BLEND         CMQAX   (6/28/06)

BALANCED
GROWTH AND INCOME        CVTRX   (9/22/88)

FIXED INCOME
HIGH YIELD               CHYDX    (8/2/99)

CONVERTIBLE
CONVERTIBLE              CCVIX   (6/21/85)

ALTERNATIVE
MARKET NEUTRAL INCOME    CVSIX    (9/4/90)

DISCIPLINED INVESTMENT PHILOSOPHY AND PROCESS

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the result is nimble dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

COMPREHENSIVE RISK MANAGEMENT

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors' capital over the long term.

PROVEN MANAGEMENT TEAM

The Calamos Family of Funds benefit from our team's decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

SOUND PROPRIETARY RESEARCH

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm's research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.


4 ANNUAL REPORT The Calamos Investments Advantage

Calamos Growth Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
 CVGRX       CVGBX      CVGCX

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

- Applies bottom-up security selection, influenced by top-down economic themes, to identify companies with higher growth relative to peers

- Determines the quality and sustainability of a company's growth by assessing its fundamentals and management among other factors

-    Uses proprietary valuation models to ascertain a stock's return potential

- Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

- A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

- A relatively aggressive yet diversified way to participate in the stock market's long-term growth potential

Q. HOW DID CALAMOS GROWTH FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos Growth Fund returned -5.47 % (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the S&P 500 Index* earned 7.54% and the Russell MidCap(R) Growth Index** declined, returning -0.16%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 0.11% and 8.03%, respectively.

GROWTH OF $10,000: for 10-year period ended 10/31/06

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXN CALAMOS GROWTH FUND
CLASS A
10-YEAR
10/31/2006

                      Russell Midcap                     S&P 500
   DATE       LOAD     Growth Index                       Index
   ----      ------   --------------                     -------
10/31/1996    9,527       10,000                          10,000
11/30/1996    9,817       10,589                          10,756
12/31/1996   10,080       10,411                          10,543
01/31/1997   10,319       10,871                          11,201
02/28/1997    9,808       10,632                          11,289
03/31/1997    9,474       10,031                          10,825
04/30/1997    9,769       10,277                          11,472
05/31/1997   10,681       11,198                          12,170
06/30/1997   11,423       11,508                          12,715
07/31/1997   12,582       12,609                          13,727
08/31/1997   12,995       12,486                          12,958
09/30/1997   13,945       13,118                          13,668
10/31/1997   13,328       12,461                          13,211
11/30/1997   12,548       12,592                          13,823
12/31/1997   12,521       12,758                          14,060
01/31/1998   12,652       12,528                          14,216
02/28/1998   13,918       13,706                          15,241
03/31/1998   14,595       14,280                          16,021
04/30/1998   14,522       14,474                          16,183
05/31/1998   13,824       13,879                          15,904
06/30/1998   14,864       14,271                          16,551
07/31/1998   14,195       13,660                          16,374
08/31/1998   11,183       11,053                          14,007
09/30/1998   12,143       11,889                          14,904
10/31/1998   12,630       12,764                          16,117
11/30/1998   13,969       13,625                          17,093
12/31/1998   15,941       15,036                          18,078
01/31/1999   17,476       15,487                          18,834
02/28/1999   16,152       14,730                          18,249

03/31/1999   17,105       15,550                          18,979
04/30/1999   17,098       16,259                          19,714
05/31/1999   16,763       16,050                          19,249
06/30/1999   19,040       17,170                          20,317
07/31/1999   18,385       16,623                          19,682
08/31/1999   18,975       16,451                          19,585
09/30/1999   19,106       16,311                          19,048
10/31/1999   20,452       17,572                          20,253
11/30/1999   23,049       19,391                          20,665
12/31/1999   28,326       22,749                          21,882
01/31/2000   27,819       22,745                          20,783
02/29/2000   39,360       27,526                          20,389
03/31/2000   38,210       27,554                          22,384
04/30/2000   38,535       24,880                          21,711
05/31/2000   34,442       23,066                          21,265
06/30/2000   40,375       25,514                          21,790
07/31/2000   35,743       23,898                          21,449
08/31/2000   42,176       27,502                          22,781
09/30/2000   41,446       26,158                          21,578
10/31/2000   38,845       24,368                          21,487
11/30/2000   33,406       19,072                          19,793
12/31/2000   35,858       20,077                          19,890
01/31/2001   35,362       21,223                          20,596
02/28/2001   33,893       17,552                          18,718
03/31/2001   32,786       15,040                          17,532
04/30/2001   35,167       17,547                          18,894
05/31/2001   35,105       17,465                          19,021
06/30/2001   34,831       17,474                          18,558
07/31/2001   33,751       16,296                          18,375
08/31/2001   32,299       15,115                          17,225
09/30/2001   29,511       12,617                          15,834
10/31/2001   30,706       13,943                          16,136
11/30/2001   32,114       15,444                          17,374
12/31/2001   33,105       16,031                          17,526
01/31/2002   33,282       15,510                          17,270
02/28/2002   32,291       14,631                          16,937
03/31/2002   33,317       15,748                          17,574

04/30/2002   33,716       14,914                          16,509
05/31/2002   33,255       14,469                          16,387
06/30/2002   31,839       12,872                          15,220
07/31/2002   29,237       11,622                          14,034
08/31/2002   29,511       11,581                          14,125
09/30/2002   28,343       10,661                          12,590
10/31/2002   28,847       11,487                          13,698
11/30/2002   29,724       12,386                          14,505
12/31/2002   27,847       11,638                          13,653
01/31/2003   27,475       11,523                          13,295
02/28/2003   27,210       11,423                          13,096
03/31/2003   28,042       11,636                          13,223
04/30/2003   29,670       12,428                          14,312
05/31/2003   32,016       13,624                          15,066
06/30/2003   32,574       13,818                          15,258
07/31/2003   34,459       14,312                          15,527
08/31/2003   36,256       15,100                          15,830
09/30/2003   36,026       14,807                          15,662
10/31/2003   39,266       16,001                          16,548
11/30/2003   39,806       16,429                          16,693
12/31/2003   39,637       16,608                          17,569
01/31/2004   41,151       17,157                          17,891
02/29/2004   41,532       17,444                          18,140
03/31/2004   42,151       17,411                          17,866
04/30/2004   39,788       16,920                          17,586
05/31/2004   41,815       17,319                          17,827
06/30/2004   43,435       17,594                          18,174
07/31/2004   39,735       16,429                          17,572
08/31/2004   39,009       16,227                          17,643
09/30/2004   41,762       16,833                          17,835
10/31/2004   42,470       17,403                          18,107
11/30/2004   45,759       18,302                          18,840
12/31/2004   47,028       19,179                          19,481
01/31/2005   45,138       18,666                          19,006
02/28/2005   45,732       19,138                          19,406
03/31/2005   44,294       18,859                          19,062
04/30/2005   41,640       18,112                          18,701

05/31/2005   44,916       19,150                          19,296
06/30/2005   45,111       19,506                          19,323
07/31/2005   47,738       20,644                          20,042
08/31/2005   47,277       20,518                          19,859
09/30/2005   48,475       20,784                          20,020
10/31/2005   47,268       20,172                          19,686
11/30/2005   50,315       21,266                          20,430
12/31/2005   51,010       21,500                          20,437
01/31/2006   54,892       22,787                          20,979
02/28/2006   53,066       22,507                          21,036
03/31/2006   54,021       23,135                          21,297
04/30/2006   54,604       23,234                          21,583
05/31/2006   50,602       22,140                          20,962
06/30/2006   50,259       22,050                          20,991
07/31/2006   47,776       21,259                          21,120
08/31/2006   48,295       21,749                          21,623
09/30/2006   49,463       22,245                          22,180
10/31/2006   51,065       23,099                          22,903

Q. CAN YOU PROVIDE SOME PERSPECTIVE ON THE FUND'S PERFORMANCE, SPECIFICALLY FOR THE SEVEN-MONTH PERIOD?

A. We recognize that some investors may be concerned about the Fund's return for the seven-month period. We believe the Fund's short-term decline is the result of positioning the portfolio for the next leg of the market. This proactive stance reflects our long-term perspective and time-tested approach to risk management. Because we recognize that it is impossible to time the shifts in the market, we seek to position ourselves ahead of events leveraging and relying on our analysis and extensive experience.

Our goal is to outperform the market over time, and we believe the Fund's positioning --now and through the reporting period--will help us achieve this long-term goal.


                                             Calamos Growth Fund ANNUAL REPORT 5

Calamos Growth Fund

MARKET CAPITALIZATION OF EQUITIES

<$1 bil            0.2%
$1 bil-$12 bil    51.5
$12 bil-$25 bil   22.8
>$25 bil          25.5

Q. TO HELP FRAME THE PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD, CAN YOU PROVIDE A BRIEF OVERVIEW OF THE FUND'S STRATEGY AND YOUR INVESTMENT DISCIPLINE?

A. The Fund seeks long-term growth in companies of all market capitalizations. Our process is focused on good-to-great business models that have self-sustaining growth--that is, growth that is not completely dependent on economic growth, volatile commodity prices or access to cheap capital. Through rigorous proprietary research, we seek companies with solid financial strength and good earnings prospects. Our comprehensive approach favors companies with high returns-on-capital, low debt-to-capital and reliable cash flow streams.

We follow a consistent discipline, seeking to manage risk and return through full market cycles. Because the market and the economy are cyclical, we expect that there will be periods when our consistent approach may be out of favor with short-term market trends. However, our experience in the markets affirms our belief that we best serve shareholders through the consistent application of our time-tested philosophy and process.

Cyclical stocks were most rewarded by market participants and growth-oriented investments were less favored during the first half of the reporting period. In this environment, the Growth Fund faced added challenges. The climate was particularly difficult for our discipline from mid-May through late July, as growth-oriented stocks experienced a sharp sell off. During this period, the Fund retreated more than the market (as measured by the S&P 500 Index).

Historically, the Fund has performed with particular strength during up markets and across full market cycles, while protecting principal during longer-term down markets--that is, those that extend beyond a week, a month or a quarter. There have been periods of poor relative performance during bull markets (and we believe we are in a bull market) where our discipline has trailed. During the reporting period, the market experienced considerable downside choppiness, and our performance trailed during those windows. However, as with all Calamos funds, we manage this Fund with the full market cycle in mind, looking to capitalize on the long-term opportunities generated by short-term volatility. Based on this long-term perspective, we maintain a high degree of conviction in the positioning of the portfolio.

Q. WHAT DRIVES YOUR CONFIDENCE IN THE CURRENT POSITIONING OF CALAMOS GROWTH
FUND?

A. First, we've invested through markets like today's before. For example, the market conditions we've seen recently closely resemble those of the 1993-1994 market; and our relative performance is similar as well. The Fed was raising interest rates and the economy slowed mid-cycle. Cyclical stocks and value stocks performed very well and our growth approach lagged. At that time, our concern was that the growth rates of cyclical businesses, while temporarily attractive, were due for a big fall. We positioned the portfolio toward higher-quality companies with sustainable growth. As the Fed tightening ended,


6 ANNUAL REPORT Calamos Growth Fund

                                                             Calamos Growth Fund

SECTOR ALLOCATION

Information Technology       32.2%
Consumer Discretionary       17.8
Health Care                  14.6
Financials                   12.5
Industrials                  10.8
Energy                        4.4
Telecommunication Services    4.4
Materials                     2.1
Consumer Staples              0.8

Sector allocations are based on net assets and may vary over time.

we saw a shift in market leadership back to growth and a growth stock rally that lasted for the next five years. Certainly, the market does not follow the same pattern every cycle, but we believe the stage is set for a shift from cyclicals and value to growth.

Second, we are very excited about the opportunities available to us in the Growth Fund portfolio today. The Fund is invested in what we believe are some of the world's premier growth companies: traditional companies with higher-quality characteristics, such as strong balance sheets, time-tested management, good market share and competitive products. Many of these companies are trading at discounts to the market (the S&P 500 Index) and to their historical values despite their average returns on invested capital exceeding the market, balance sheets with less debt than the average company and revenue growth that far exceeds the market.

CALAMOS GROWTH FUND PORTFOLIO: HIGHER QUALITY, BETTER GROWTH PROSPECTS AND VALUATIONS THAN THE MARKET

As shown below, Calamos Growth Fund is invested in companies with superior quality (lower debt to capital) and better growth fundamentals (higher ROIC) relative to both the S&P 500 Index and the Russell MidCap(R) Growth Index. Moreover, the Fund has captured these opportunities at what we believe are extremely attractive valuations (PEG ratio). Data is as of October 31, 2006, for Calamos Growth Fund and the Russell MidCap(R) Growth Index, and as of October 19, 2006, for the S&P 500 Index.

                              CALAMOS                     RUSSELL MIDCAP(R)
                            GROWTH FUND   S&P 500 INDEX      GROWTH INDEX
                            -----------   -------------   -----------------
Quality (Debt to Capital)      22.2%          33.5%             27.0%
Growth (ROIC)                  24.8%          15.8%             17.7%
Valuations (PEG Ratio)          0.5            0.9               0.7

PEG Ratio: price/earnings ratio divided by earnings growth rate. A lower PEG indicates that less is being paid for each unit of earnings growth.

ROIC: return on invested capital; a measure of an investment's growth prospects; measures the percentage earned on invested capital.

Q. HOW DID INFORMATION TECHNOLOGY, THE FUND'S LARGEST SECTOR WEIGHT, CONTRIBUTE TO PERFORMANCE?

A. During the reporting period, information technology hindered relative performance, as many market participants avoided the sector in favor of more cyclical holdings. However, we believe strongly in the long-term merits of information technology as a driver of the global economy. Corporations are under constant pressure to enhance productivity and remain competitive, and information technology companies in sectors such as consulting, software and hardware offer the products and services that leading corporations seek. As these corporations increase spending (capital expenditures) and investment in technology in a bid to keep their businesses at the forefront, we believe that leading companies in the technology sector will be well positioned to benefit and to achieve high earnings growth rates.


                                             Calamos Growth Fund ANNUAL REPORT 7

Calamos Growth Fund

Q. YOUR INVESTMENT DISCIPLINE BLENDS RIGOROUS INDIVIDUAL "BOTTOM-UP" SECURITY SELECTION WITH THE "TOP-DOWN" ANALYSIS OF THEMES. CAN YOU GIVE US EXAMPLES OF INVESTMENT THEMES THAT ARE REFLECTED IN THE FUND'S PORTFOLIO?

A. One theme that we believe is driving the economy is that people want access to information and entertainment--anywhere they are and at anytime. We believe this long-term trend logically benefits companies that provide faster, better and smaller devices that allow people to get information wherever they are. Also, the content providers--for example, in entertainment and media--may also be particularly well positioned to benefit.

In the previous question, we discussed companies' drive to stay competitive and build market share. This is another important theme that ripples through this portfolio. In decades past, companies might only have had to compete in their local economy. Now, however, in a rapidly globalizing economy, corporations must compete on a much larger field. We believe that this trend should benefit companies that produce the goods and services that can lead to increased efficiencies, such as technology equipment, hardware and software.

Q. IF YOU BELIEVE THE MARKET IS SHIFTING FROM CYCLICAL AND VALUE INVESTMENTS TO GROWTH INVESTMENTS, WHY DOES THE GROWTH FUND INCLUDE INVESTMENTS IN SECTORS CONSIDERED CYCLICAL IN NATURE, FOR EXAMPLE, ENERGY?

A. We are active risk managers, and as such, we give careful consideration to the overall construction of the portfolio. Because different types of investments--such as traditional growth stocks and more cyclical companies--tend to rise and fall during different points of the market cycle, investing in a wide range of sectors can help manage risk. Additionally, no one can predict what the future may hold--in the markets or around the globe. Having an appropriately diversified mix of securities may provide the Fund with a degree of protection from "event risk." For example, if geopolitical turmoil increased, the Fund could benefit from positions in energy companies.

We note, however, that our cyclical holdings are carefully positioned to reflect our overall economic outlook. For example, within our energy holdings, we have favored oil services and equipment companies. These companies are less tied than some of the big oil conglomerates to dollar-to-dollar changes in the price of oil; and we believe they should demonstrate greater resiliency during a slowdown relative to many other industries in the energy sector.


8 ANNUAL REPORT Calamos Growth Fund

                                                             Calamos Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/06

    Our goal is to outperform the market over time, and we believe the Fund's positioning--now and through the reporting period--will help us achieve this long-term goal.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXN CALAMOS GROWTH FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                       Russell
                        Midcap
                        Growth                                          S&P 500
   DATE        LOAD     Index                                            Index
----------   -------   -------                                         --------
09/04/1990     9,524    10,000                                           10,000
09/30/1990     9,238     9,323                                            9,513
10/31/1990     9,000     9,148                                            9,473
11/30/1990     9,657    10,127                                           10,085
12/31/1990    10,162    10,587                                           10,366
01/31/1991    10,851    11,381                                           10,818
02/28/1991    11,512    12,383                                           11,591
03/31/1991    12,001    13,030                                           11,872
04/30/1991    11,982    12,914                                           11,900
05/31/1991    12,529    13,567                                           12,413
06/30/1991    11,569    12,828                                           11,845
07/31/1991    12,289    13,475                                           12,397
08/31/1991    12,712    13,896                                           12,518
09/30/1991    12,548    13,880                                           12,478
10/31/1991    12,635    14,191                                           12,646
11/30/1991    12,289    13,723                                           12,136
12/31/1991    14,248    15,566                                           13,524
01/31/1992    14,343    15,705                                           13,272
02/29/1992    14,612    15,739                                           13,444
03/31/1992    13,958    15,092                                           13,183
04/30/1992    13,506    14,803                                           13,570
05/31/1992    13,487    14,832                                           13,636
06/30/1992    13,038    14,391                                           13,433
07/31/1992    13,637    15,032                                           13,982
08/31/1992    13,510    14,835                                           13,696
09/30/1992    13,627    15,160                                           13,857
10/31/1992    13,834    15,617                                           13,905
11/30/1992    14,472    16,604                                           14,378
12/31/1992    14,491    16,922                                           14,555

01/31/1993    14,619    17,121                                           14,676
02/28/1993    13,981    16,594                                           14,876
03/31/1993    14,472    17,075                                           15,190
04/30/1993    13,696    16,374                                           14,823
05/31/1993    14,285    17,146                                           15,220
06/30/1993    14,346    17,076                                           15,264
07/31/1993    13,966    17,022                                           15,203
08/31/1993    14,667    18,011                                           15,780
09/30/1993    14,777    18,227                                           15,659
10/31/1993    14,797    18,521                                           15,983
11/30/1993    14,486    18,090                                           15,830
12/31/1993    15,122    18,816                                           16,022
01/31/1994    15,900    19,300                                           16,566
02/28/1994    15,511    19,134                                           16,117
03/31/1994    14,468    18,232                                           15,414
04/30/1994    14,908    18,188                                           15,612
05/31/1994    15,061    18,214                                           15,868
06/30/1994    14,394    17,430                                           15,479
07/31/1994    14,786    17,913                                           15,987
08/31/1994    15,220    18,982                                           16,643
09/30/1994    14,962    18,669                                           16,236
10/31/1994    15,251    18,991                                           16,600
11/30/1994    14,508    18,154                                           15,996
12/31/1994    14,260    18,408                                           16,233
01/31/1995    13,816    18,630                                           16,654
02/28/1995    14,311    19,621                                           17,303
03/31/1995    14,631    20,399                                           17,814
04/30/1995    15,158    20,570                                           18,338
05/31/1995    15,354    21,077                                           19,071
06/30/1995    16,169    22,037                                           19,514
07/31/1995    17,346    23,423                                           20,161
08/31/1995    17,638    23,680                                           20,212
09/30/1995    18,440    24,207                                           21,065
10/31/1995    17,607    23,595                                           20,990
11/30/1995    17,836    24,650                                           21,911
12/31/1995    18,181    24,663                                           22,333
01/31/1996    17,678    25,098                                           23,093

02/29/1996    18,923    26,048                                           23,307
03/31/1996    19,790    26,253                                           23,532
04/30/1996    22,418    27,521                                           23,879
05/31/1996    24,027    28,083                                           24,495
06/30/1996    22,813    27,235                                           24,588
07/31/1996    20,739    25,121                                           23,502
08/31/1996    22,294    26,479                                           23,997
09/30/1996    23,660    28,161                                           25,348
10/31/1996    23,698    27,830                                           26,047
11/30/1996    24,419    29,470                                           28,016
12/31/1996    25,074    28,973                                           27,461
01/31/1997    25,668    30,255                                           29,177
02/28/1997    24,396    29,589                                           29,405
03/31/1997    23,566    27,917                                           28,197
04/30/1997    24,299    28,601                                           29,880
05/31/1997    26,567    31,164                                           31,700
06/30/1997    28,413    32,026                                           33,120
07/31/1997    31,296    35,092                                           35,755
08/31/1997    32,323    34,749                                           33,752
09/30/1997    34,686    36,508                                           35,601
10/31/1997    33,153    34,680                                           34,412
11/30/1997    31,212    35,044                                           36,005
12/31/1997    31,146    35,504                                           36,623
01/31/1998    31,471    34,865                                           37,028
02/28/1998    34,620    38,143                                           39,699
03/31/1998    36,303    39,742                                           41,732
04/30/1998    36,122    40,282                                           42,151
05/31/1998    34,385    38,625                                           41,427
06/30/1998    36,973    39,718                                           43,110
07/31/1998    35,308    38,016                                           42,651
08/31/1998    27,816    30,760                                           36,484
09/30/1998    30,204    33,087                                           38,821
10/31/1998    31,417    35,523                                           41,979
11/30/1998    34,747    37,919                                           44,524
12/31/1998    39,651    41,846                                           47,089
01/31/1999    43,470    43,101                                           49,058
02/28/1999    40,176    40,993                                           47,534

03/31/1999    42,547    43,276                                           49,435
04/30/1999    42,529    45,248                                           51,350
05/31/1999    41,696    44,666                                           50,137
06/30/1999    47,361    47,784                                           52,920
07/31/1999    45,732    46,263                                           51,267
08/31/1999    47,198    45,782                                           51,014
09/30/1999    47,524    45,393                                           49,615
10/31/1999    50,872    48,902                                           52,755
11/30/1999    57,332    53,967                                           53,827
12/31/1999    70,459    63,311                                           56,997
01/31/2000    69,196    63,298                                           54,134
02/29/2000    97,905    76,606                                           53,109
03/31/2000    95,044    76,685                                           58,305
04/30/2000    95,853    69,241                                           56,551
05/31/2000    85,672    64,194                                           55,390
06/30/2000   100,430    71,005                                           56,756
07/31/2000    88,907    66,509                                           55,869
08/31/2000   104,909    76,540                                           59,339
09/30/2000   103,094    72,798                                           56,206
10/31/2000    96,622    67,815                                           55,968
11/30/2000    83,094    53,078                                           51,556
12/31/2000    89,193    55,873                                           51,808
01/31/2001    87,960    59,065                                           53,646
02/28/2001    84,305    48,848                                           48,755
03/31/2001    81,553    41,857                                           45,666
04/30/2001    87,476    48,834                                           49,215
05/31/2001    87,321    48,605                                           49,545
06/30/2001    86,639    48,631                                           48,339
07/31/2001    83,953    45,351                                           47,863
08/31/2001    80,342    42,064                                           44,867
09/30/2001    73,406    35,112                                           41,244
10/31/2001    76,379    38,803                                           42,030
11/30/2001    79,879    42,981                                           45,254
12/31/2001    82,345    44,614                                           45,650
01/31/2002    82,786    43,166                                           44,984
02/28/2002    80,320    40,719                                           44,117
03/31/2002    82,874    43,826                                           45,776

04/30/2002    83,865    41,506                                           43,001
05/31/2002    82,720    40,268                                           42,684
06/30/2002    79,197    35,824                                           39,643
07/31/2002    72,724    32,343                                           36,554
08/31/2002    73,406    32,230                                           36,793
09/30/2002    70,500    29,670                                           32,794
10/31/2002    71,755    31,968                                           35,681
11/30/2002    73,935    34,470                                           37,781
12/31/2002    69,267    32,387                                           35,561
01/31/2003    68,342    32,070                                           34,630
02/28/2003    67,682    31,791                                           34,110
03/31/2003    69,751    32,383                                           34,441
04/30/2003    73,803    34,587                                           37,278
05/31/2003    79,637    37,916                                           39,242
06/30/2003    81,024    38,456                                           39,743
07/31/2003    85,714    39,831                                           40,444
08/31/2003    90,184    42,024                                           41,233
09/30/2003    89,611    41,209                                           40,795
10/31/2003    97,670    44,530                                           43,102
11/30/2003    99,013    45,722                                           43,482
12/31/2003    98,594    46,221                                           45,762
01/31/2004   102,359    47,747                                           46,602
02/29/2004   103,306    48,548                                           47,250
03/31/2004   104,847    48,455                                           46,537
04/30/2004    98,969    47,087                                           45,806
05/31/2004   104,011    48,199                                           46,435
06/30/2004   108,040    48,966                                           47,338
07/31/2004    98,837    45,723                                           45,771
08/31/2004    97,031    45,159                                           45,956
09/30/2004   103,879    46,845                                           46,454
10/31/2004   105,640    48,434                                           47,164
11/30/2004   113,821    50,935                                           49,072
12/31/2004   116,979    53,376                                           50,742
01/31/2005   112,276    51,947                                           49,505
02/28/2005   113,755    53,262                                           50,547
03/31/2005   110,178    52,484                                           49,652
04/30/2005   103,576    50,407                                           48,710

05/31/2005   111,724    53,294                                           50,260
06/30/2005   112,210    54,285                                           50,331
07/31/2005   118,745    57,453                                           52,203
08/31/2005   117,597    57,102                                           51,727
09/30/2005   120,578    57,841                                           52,146
10/31/2005   117,575    56,139                                           51,276
11/30/2005   125,154    59,184                                           53,216
12/31/2005   126,882    59,834                                           53,234
01/31/2006   136,538    63,417                                           54,644
02/28/2006   131,998    62,636                                           54,792
03/31/2006   134,372    64,386                                           55,474
04/30/2006   135,823    64,659                                           56,219
05/31/2006   125,868    61,616                                           54,601
06/30/2006   125,016    61,364                                           54,675
07/31/2006   118,840    59,165                                           55,012
08/31/2006   120,130    60,528                                           56,321
09/30/2006   123,034    61,909                                           57,773
10/31/2006   127,020    64,285                                           59,655

AVERAGE ANNUAL TOTAL RETURN+

                                                                                           10 YEARS OR
                                         7 MONTHS           1 YEAR         5 YEARS      ##SINCE INCEPTION
                                      load-adjusted     load-adjusted   load-adjusted     load-adjusted
                                     ---------------    -------------   -------------   -----------------
CLASS A SHARES - Inception 9/4/90    (5.47)%   (9.96)%  8.03%   2.89%   10.71%  9.64%   18.28%   17.71%
CLASS B SHARES - Inception 9/11/00   (5.91)   (10.61)   7.23    2.23     9.88   9.60     4.26##   4.26##
CLASS C SHARES - Inception 9/3/96    (5.90)    (6.84)   7.24    6.24     9.88   9.88    17.69%   17.69%
CLASS I SHARES - Inception 9/18/97   (5.33)       NA    8.31      NA    10.98     NA    16.12##     NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

** The Russell Midcap(R) Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                                             Calamos Growth Fund ANNUAL REPORT 9

Calamos Blue Chip Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
 CBCAX       CBCBX      CBXCX

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

- Invests in larger, established companies with balance sheet strength, which can help mitigate downside risk

- Applies proprietary models to determine the return potential of both growth and value companies, favoring either style based on bottom-up analysis and a top-down overlay of macro-economic themes

- Includes companies in the S&P 500 Index and Dow Jones Industrial Average with at least $2 billion in market capitalization that possess blue-chip characteristics

- Seeks businesses with diversified product lines that can increase productivity to maintain growth

- Aims to invest in a diversified mix of what we believe to be the best opportunities at any point in the economic cycle

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

-    A vehicle for building assets to meet medium- to long-range financial goals

- A larger-cap core offering of diversified companies providing broad market participation

MARKET CAPITALIZATION OF EQUITIES

<$2 bil            0.0%
$2 bil-$12 bil     3.2
$12 bil-$25 bil   12.4
>$25 bil          84.4

Q. HOW DID CALAMOS BLUE CHIP FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos Blue Chip Fund posted a gain of 5.20% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the S&P 500 Index* returned 7.54%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 8.79% and 12.73%, respectively.

GROWTH OF $10,000: since inception (12/1/03) through 10/31/06

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXV CALAMOS BLUE CHIP FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                         S&P 500
DATE            LOAD      Index
----         ---------   -------
12/01/2003    9,523.81    10,000
12/31/2003    9,580.95    10,524
01/31/2004    9,742.86    10,718
02/29/2004    9,904.76    10,867
03/31/2004    9,780.95    10,703
04/30/2004    9,514.29    10,535
05/31/2004    9,647.62    10,679
06/30/2004    9,847.62    10,887
07/31/2004    9,390.48    10,527
08/31/2004    9,409.52    10,569
09/30/2004    9,552.38    10,684
10/31/2004    9,704.76    10,847
11/30/2004   10,228.57    11,286
12/31/2004   10,533.22    11,670
01/31/2005   10,304.45    11,385
02/28/2005   10,590.42    11,625
03/31/2005   10,399.77    11,419
04/30/2005   10,132.86    11,202
05/31/2005   10,504.62    11,559
06/30/2005   10,533.22    11,575
07/31/2005   10,847.79    12,006
08/31/2005   10,800.13    11,896
09/30/2005   10,981.24    11,993
10/31/2005   10,781.06    11,793
11/30/2005   11,171.89    12,239
12/31/2005   11,171.89    12,243
01/31/2006   11,429.26    12,567
02/28/2006   11,419.73    12,601
03/31/2006   11,553.18    12,758
04/30/2006   11,658.04    12,929
05/31/2006   11,267.21    12,557
06/30/2006   11,276.74    12,574
07/31/2006   11,391.13    12,652
08/31/2006   11,591.31    12,953
09/30/2006   11,867.75    13,287
10/31/2006   12,153.72    13,720

Q. BEFORE DISCUSSING THE FUND'S PERFORMANCE, CAN YOU PROVIDE A BRIEF OVERVIEW OF THE FUND'S STRATEGY?

A. In this Fund, we focus on large-cap, high-quality companies. We favor stable businesses with solid management and steady prospects for future growth. These companies often have great brand name recognition as well.

Based on our assessment of the economy and market opportunities, the Fund may have more of a bias toward stocks with "growth" characteristics, such as above-average earnings growth. The Fund may favor companies with more of a "value" orientation--that is, quality companies which, while offering sustainable growth, are trading at steeper discounts to what we believe their fair values are.


10 ANNUAL REPORT Calamos Blue Chip Fund

                                                          Calamos Blue Chip Fund

SECTOR ALLOCATION

Financials                   21.7%
Information Technology       14.6
Consumer Staples             13.1
Industrials                  12.5
Health Care                  12.3
Consumer Discretionary       10.6
Energy                        9.5
Telecommunication Services    1.9
Utilities                     1.6
Materials                     1.0

Sector allocations are based on net assets and may vary over time.

Q. WHAT SPECIFIC FACTORS HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The Fund benefited from security selection in telecommunications services and industrials, as well as from its slight overweight to financials stocks. A focus on large-cap stocks also served the Fund in good stead.

Q. WHAT HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A. While the portfolio posted a respectable gain in absolute terms, we did trail the S&P 500 Index for the period, largely due to our views on the relative levels of longer-term opportunity between growth companies and value companies. In keeping with our time-tested approach, we sought to position the Fund ahead of the market turn and favored traditional growth companies over cyclicals.

During the reporting period, the market owed its success to economically sensitive cyclical names (which can be thought of as value stocks). The Blue Chip Fund favored growth stocks, due to our belief that the economy is in the midst of a mid-cycle slowdown, where the economy slows its pace relative to the growth levels seen during the recovery phase. Historically, during mid-cycle slowdowns, growth rates and earnings rates have come down across the market. Cyclical companies with volatile, unsustainable growth rates have historically seen their earnings--and stock prices--decline. In contrast, high-quality businesses with sustainable growth are better positioned to continue delivering steadier earnings.

Q. HOW HAVE YOU POSITIONED THE FUND?

A. As we discussed above, we are emphasizing traditional growth companies with sustainable business models. Often, growth stocks trade at higher prices, in recognition of their long-term potential. Yet, many high-quality growth stocks have been largely ignored by the market for several years. In this environment, we were able to invest in growth companies at prices that were more affordable than in decades, based on our proprietary analysis of their value and potential. We have found many opportunities to invest in high-quality companies at prices we believe are very attractive, including companies in the financials, information technology and consumer staples sectors.


                                         Calamos Blue Chip Fund ANNUAL REPORT 11

Calamos Blue Chip Fund

AVERAGE ANNUAL TOTAL RETURN+

                                        7 MONTHS         1 YEAR      SINCE INCEPTION
                                     load-adjusted   load-adjusted    load-adjusted
                                     -------------   -------------   ---------------
CLASS A SHARES - Inception 12/1/03   5.20%   0.24%   12.73%   7.41%    8.72%  6.91%
CLASS B SHARES - Inception 12/1/03   4.78   (0.22)   11.92    6.92     7.92   7.02
CLASS C SHARES - Inception 12/1/03   4.69    3.69    11.92   10.92     7.92   7.92
CLASS I SHARES - Inception 12/1/03   5.33      NA    12.93      NA     9.02     NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown is from 11/30/03, since comparative index data is available only for full monthly periods. Source:
     Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


12 ANNUAL REPORT Calamos Blue Chip Fund

Calamos Value Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CVAAX      CVABX      CVACX

FUND OBJECTIVE
Long-term capital growth

INVESTMENT STRATEGY

- Invests in companies that are trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

- Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

- Employs qualitative (bottom-up) research to help determine how an issuer's stock is valued relative to calculations of intrinsic worth

- Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

- A vehicle for building assets to meet medium-range to long-range financial goals

-    A value-oriented complement to a growth-oriented portfolio

MARKET CAPITALIZATION OF EQUITIES

<$1 bil                              0.0%
$1 bil-$12 bil                      16.7
$12 bil-$25 bil                     12.5
>$25 bil                            70.8

Q. HOW DID CALAMOS VALUE FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos Value Fund posted a gain of 4.60% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the Russell 1000(R) Value Index* earned 10.35%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 10.36% and 13.57%, respectively.

GROWTH OF $10,000: since inception (1/2/02) through 10/31/06

                              (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXU CALAMOS VALUE FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                      Russell 1000
   DATE       LOAD     Value Index
----------   ------   ------------
01/02/2002    9,524      10,000
01/31/2002    9,476       9,923
02/28/2002    9,219       9,939
03/31/2002    9,419      10,409
04/30/2002    9,457      10,052
05/31/2002    9,486      10,103
06/30/2002    8,695       9,522
07/31/2002    8,000       8,637
08/31/2002    8,038       8,702
09/30/2002    7,200       7,735
10/31/2002    7,486       8,308
11/30/2002    8,257       8,831
12/31/2002    7,743       8,448
01/31/2003    7,486       8,243
02/28/2003    7,276       8,023
03/31/2003    7,333       8,037
04/30/2003    7,924       8,744
05/31/2003    8,638       9,309
06/30/2003    8,886       9,425
07/31/2003    8,971       9,565
08/31/2003    9,200       9,714
09/30/2003    9,114       9,620
10/31/2003    9,743      10,208
11/30/2003   10,029      10,347
12/31/2003   10,324      10,985
01/31/2004   10,648      11,178
02/29/2004   10,971      11,417
03/31/2004   10,733      11,317

04/30/2004   10,610   11,041
05/31/2004   10,762   11,153
06/30/2004   10,952   11,417
07/31/2004   10,362   11,256
08/31/2004   10,495   11,416
09/30/2004   10,524   11,593
10/31/2004   10,800   11,786
11/30/2004   11,229   12,382
12/31/2004   11,695   12,796
01/31/2005   11,286   12,569
02/28/2005   11,581   12,986
03/31/2005   11,438   12,808
04/30/2005   11,086   12,578
05/31/2005   11,429   12,881
06/30/2005   11,657   13,022
07/31/2005   11,914   13,399
08/31/2005   11,981   13,340
09/30/2005   12,048   13,528
10/31/2005   11,895   13,184
11/30/2005   12,162   13,615
12/31/2005   12,241   13,699
01/31/2006   12,657   14,231
02/28/2006   12,618   14,318
03/31/2006   12,915   14,512
04/30/2006   13,054   14,881
05/31/2006   12,568   14,505
06/30/2006   12,429   14,598
07/31/2006   12,429   14,952
08/31/2006   12,677   15,203
09/30/2006   13,054   15,506
10/31/2006   13,510   16,013

Q. BEFORE DISCUSSING THE FUND'S PERFORMANCE, CAN YOU PROVIDE A BRIEF OVERVIEW OF THE FUND'S STRATEGY AND YOUR INVESTMENT DISCIPLINE?

A. In this Fund, we seek securities of quality companies that we believe are undervalued according to our determination of their intrinsic value and that, in our opinion, offer a catalyst for increased market recognition, which in turn should benefit their stock prices.

Using a proprietary approach to traditional securities analysis, we analyze a company as if we are going to buy it outright. Our comprehensive analysis considers, among many factors, the company's management, competitive positioning, business strategies, balance sheets, growth projections, cash flows and the sustainability of those cash flows.

Unlike some investment managers who will invest in low-quality stocks as long as they are cheap, we make a distinction between stocks that are cheap for good reason and stocks of fundamentally sound companies that may be temporarily undervalued by the market.

                                             Calamos Value Fund ANNUAL REPORT 13

Calamos Value Fund

SECTOR ALLOCATION

Consumer Discretionary   28.1%
Financials               23.1
Information Technology   20.5
Consumer Staples         11.5
Health Care               9.1
Energy                    2.3
Materials                 1.8

Sector allocations are based on net assets and may vary over time.

Q. WHAT FACTORS ENHANCED PERFORMANCE DURING THE REPORTING PERIOD?

A. We believe strongly in the resiliency of the U.S. consumer, and that consumers will continue to spend. Reflecting this view, the Fund held an overweighted position in consumer discretionary stocks. As the sector was one of the strongest performing in the index, the Fund was well served by this emphasis. A stake in the oil-and-gas equipment-and-services group also advanced performance.

Q. WHAT FACTORS SLOWED THE FUND'S PACE?

A. Broadly, our relative performance was slowed by our preference for higher-quality companies with more sustainable growth prospects. During the reporting period, many of the businesses that drove the performance of the Russell 1000(R) Value Index, were cyclical. Many of these companies embody a somewhat simplistic view of "value," in that they have tended to have long histories of dismal earnings, apart from a few upward "pops."

In our opinion, these sorts of companies may be particularly vulnerable in the months ahead, and we purposefully avoided them. Our view is that the economy is in the midst of a mid-cycle slowdown. Historically, growth rates and earnings rates have come down across the market during mid-cycle slowdowns, with cyclical companies experiencing the most dramatic falls in earnings--and stock prices. In contrast, high-quality businesses with sustainable growth have been better positioned to continue delivering steadier earnings. As an extension of our economic analysis, we favored companies with reduced economic sensitivity, and these were less rewarded by the market during the reporting period.

In terms of sectors, although the Fund's relative performance was enhanced by our emphasis on consumer discretionary stocks, our security selection in this group limited upside performance.

Also, our overweighting to and stock selection within the information technology sector hindered performance. We maintain conviction in the information technology. While the sector may have been out of favor in a cyclically biased market, information technology companies are well positioned to benefit from longer-term trends, such as corporations' quest to enhance productivity in a competitive global marketplace.

Q. HOW ARE YOU POSITIONING THE FUND?

A. It is our goal, of course, to outperform over full market cycles. To do this however, we understand that we must stay focused on the long-term. We strive to position our portfolio ahead of events, even if it means being temporarily out of step with the market during the short term.


14 ANNUAL REPORT Calamos Value Fund

                                                              Calamos Value Fund

We're optimistic about the long-term prospects of the companies in portfolio. As we noted earlier, we're favoring opportunities in less cyclical sectors. For example, relative to its benchmark, the Russell 1000(R) Value Index, the portfolio is underweight in energy, industrials and materials. In contrast, we are favoring large-cap, high-quality companies with good fundamentals and sustainable businesses. During the reporting period, we added to holdings in the consumer staples sector, where demand--and earnings growth--is typically steadier.

AVERAGE ANNUAL TOTAL RETURN+

                                       7 MONTHS         1 YEAR      SINCE INCEPTION
                                    load-adjusted   load-adjusted    load-adjusted
                                    -------------   -------------   ---------------
CLASS A SHARES - Inception 1/2/02   4.60%  (0.37)%  13.57%   8.20%  7.51%   6.43%
CLASS B SHARES - Inception 1/2/02   4.12   (0.88)   12.69    7.69   6.70    6.38
CLASS C SHARES - Inception 1/2/02   4.13    3.13    12.70   11.70   6.69    6.69
CLASS I SHARES - Inception 3/1/02   4.78      NA    13.84      NA   8.46      NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is available only for full monthly periods. Source:
     Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                                             Calamos Value Fund ANNUAL REPORT 15

Calamos International Growth Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CIGRX      CIGBX      CIGCX

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

- Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

- Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

- Eliminates disparities in accounting practices by converting each company's financial statement to a cash-based analysis

-    Emphasizes countries espousing free-market principles

- Seeks to outperform the MSCI EAFE(R) Growth Index over the long term with less volatility

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

- A portfolio that pursues stocks of companies of all sizes and in all industries, combining high relative growth potential with the capacity to sustain that growth

- To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

Q. HOW DID CALAMOS INTERNATIONAL GROWTH FUND PERFORM DURING THE REPORTING
PERIOD?

A. Calamos International Growth Fund returned 1.83% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the MSCI EAFE(R) Growth Index* rose 6.28% and the MSCI EAFE(R) Index** earned 9.06%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 12.48% and 24.23%, respectively.

GROWTH OF $10,000: since inception (3/16/05) through 10/31/06

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXS CALAMOS INTERNATIONAL GROWTH FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                        MSCI EAFE    MSCI EAFE
   DATE       LOAD    Growth Index     Index
   ----      ------   ------------   ---------
03/16/2005    9,524      10,000        10,000
03/31/2005    9,295       9,700         9,690
04/30/2005    9,010       9,520         9,473
05/31/2005    9,219       9,556         9,487
06/30/2005    9,543       9,636         9,617
07/31/2005   10,133       9,930         9,912
08/31/2005   10,381      10,216        10,166
09/30/2005   10,914      10,648        10,620
10/31/2005   10,276      10,357        10,311
11/30/2005   10,695      10,554        10,566
12/31/2005   11,349      11,113        11,058
01/31/2006   12,287      11,798        11,738
02/28/2006   12,172      11,666        11,714
03/31/2006   12,536      12,123        12,106
04/30/2006   13,129      12,680        12,693
05/31/2006   12,278      12,156        12,216
06/30/2006   12,029      12,174        12,220
07/31/2006   12,125      12,231        12,343
08/31/2006   12,421      12,528        12,685
09/30/2006   12,182      12,460        12,707
10/31/2006   12,766      12,885        13,203

Q. YOU'VE NOTED THAT YOU BELIEVE THE U.S. ECONOMY IS IN THE MIDST OF A MID-CYCLE SLOWDOWN. BEFORE YOU DISCUSS THE FUND IN GREATER DETAIL, CAN YOU PROVIDE A BRIEF OVERVIEW OF YOUR VIEW OF INTERNATIONAL ECONOMIC TRENDS?

A. Since the United States has been one of the engines of global growth, a U.S. slowdown does cause global growth to slow. Yet, despite this slowdown, the U.S. economy remains strong overall and should continue to provide support to the global economy.

Looking beyond the United States, a number of positive factors are benefiting the international investment markets and the global economy. For example, Japan seems to have finally turned a corner, emerging from its deflationary environment. Consumer trends are gaining strength and the Bank of Japan has removed its zero-interest rate policy. Before he stepped down this year, Prime Minister Koizumi set into motion


16 ANNUAL REPORT Calamos International Growth Fund

                                               Calamos International Growth Fund

TOP 10 COUNTRY ALLOCATIONS

Japan            26.4%
United Kingdom   10.3
Australia         7.0
Switzerland       5.8
India             5.6
Mexico            5.4
Canada            4.0
Spain             2.5
Bermuda           2.4
Sweden            2.4

SECTOR ALLOCATION

Information Technology       27.2%
Industrials                  19.2
Financials                   11.4
Consumer Discretionary       10.0
Consumer Staples              9.9
Health Care                   8.9
Energy                        4.8
Materials                     3.7
Telecommunication Services    2.1
Utilities                     1.2

Sector allocations are based on net assets and may vary over time.

MARKET CAPITALIZATION OF EQUITIES

<$1 bil                       1.7%
$1 bil-$12 bil               63.8
$12 bil-$25 bil              15.4
>$25 bil                     19.1

broad economic reforms, and we believe that these will continue to benefit the Japanese economy and investment markets. We are, however, closely monitoring the environment now that Prime Minister Shinzo Abe has taken the reins. While growth trends in Europe may be more tempered, the backdrop remains favorable overall.

Emerging markets continue to be the source of compelling economic trends. Much as the United States fuels economies across the world, amazing growth in China and India is rippling across countries and companies in Asia. Throughout many parts of the emerging markets, political stability and capitalism are gaining a stronger foothold; we believe this advance will be a source for long-term growth.

Q. WHAT STOCKS POSTED PARTICULARLY STRONG RETURNS DURING THE REPORTING PERIOD?

A. Within the telecommunications sector, wireless provider America Movil rose considerably during the period. America Movil is domiciled in Mexico, and is a leading provider of wireless telecommunication services in Latin America. A rapidly expanding subscriber base has contributed to excellent growth rates. Also, this stock exemplifies many of the global growth trends that interest us most: As wealth increases in the emerging markets, consumers have seized opportunities for enhanced communications and media. Wireless telecommunication companies such as America Movil have benefited from this trend, in that they provide affordable ways for consumers to connect to the world. In fact, many consumers in emerging markets have bypassed landlines and have moved directly to wireless communications.

The Fund benefited from its holdings in consumer staples; food and staples retailers were among those contributing noteworthy gains. Unlike cyclical companies, which are more vulnerable to changes in the economy, consumer staples typically provide steady, sustainable growth driven by ongoing demand for their products.

Q. WHAT AREAS HINDERED PERFORMANCE?

A. In terms of absolute performance, the consumer discretionary and information technology sectors lagged during the reporting period. Although the headlines--and many investors--have been focused on energy and commodities, we believe these cyclical areas of the market will fall out of favor and investors will return their focus to companies with more sustainable growth. Based on this outlook, we continue to have conviction in consumer discretionary and information technology.

Moreover, we believe both of these areas are advantageously positioned to benefit from secular themes. We believe that consumer trends will continue to be a global driver for a number of consumer discretionary companies, as economic development and increased household wealth fuels spending. Meanwhile, the information technology sector is a key driver of globalization, providing innovative goods and services that companies require to remain competitive, and which consumers can't resist. Additionally, many of the information technology companies in the portfolio offer high and sustainable growth supported by short product cycles (meaning that they are rapidly bringing new or enhanced products to market).


                              Calamos International Growth Fund ANNUAL REPORT 17

Calamos International Growth Fund

REGIONAL ALLOCATION

Asia/Pacific              42.8%
Europe                    38.6
North America              9.4
Latin America/Caribbean    4.5
Middle East/Africa         3.1

Q. FROM A REGIONAL PERSPECTIVE, HOW ARE YOU POSITIONING THE FUND?

A. We favor countries which support economic freedoms, such as democracy, abiding by the rule of law, property rights, openness to foreign investors and transparency in accounting and regulations. Within developed markets, we've increased our allocations in Asia. In particular, we continue to add to Japan, although, as we've noted, we're monitoring the country's new prime minister to see whether he can continue to advance the economic and market reforms of his predecessor. While economic growth trends may not be as robust in the most developed markets of Europe, we continue to find a number of companies which we believe offer attractively priced high-quality fundamentals--such as global leadership, strong franchises and compelling growth prospects.

In emerging markets, we're favoring emerging Asia and also hold positions in Mexico. In contrast, we are avoiding investment in other parts of Latin America, where the direction of many countries' economic principles concerns us. Similarly, while we are excited about the role that China is playing in fuelling the global economy, we are not currently invested directly in that country. We have found opportunities to invest in India. For example, among the companies that have met our criteria is Infosys Technologies. This India-based software company is a beneficiary of the global trends of outsourcing and enhancing corporate productivity.

Q. IN CLOSING, WILL YOU SUMMARIZE WHY YOU BELIEVE INTERNATIONAL STOCKS PROVIDE AN ATTRACTIVE COMPLEMENT TO U.S. INVESTMENTS?

A. Our decision to launch the Fund was driven by our analysis of the excellent long-term growth potential available abroad. Across all market sectors, international companies are playing an essential role in shaping the global economy. Moreover, international companies may benefit from cost advantages in labor and materials; these may give them a competitive edge over their U.S. competitors.

On a more far-reaching level, we believe international investing is compelling because of the broad secular trends that are driving the world. For example, democracy and capitalism are spreading across the globe; this has led to improved standards of living and wealth creation, which in turn has stoked demand for innovative goods and services, from the internet to the cellular phone to consumer goods.


18 ANNUAL REPORT Calamos International Growth Fund

                                               Calamos International Growth Fund

AVERAGE ANNUAL TOTAL RETURN+

                                        7 MONTHS        1 YEAR       SINCE INCEPTION
                                     load-adjusted   load-adjusted    load-adjusted
                                     -------------   -------------   ---------------
CLASS A SHARES - Inception 3/16/05   1.83%  (2.98)%  24.23%  18.31%  19.69%   16.16%
CLASS B SHARES - Inception 3/16/05   1.38   (3.62)   23.28   18.28   18.79    16.58
CLASS C SHARES - Inception 3/16/05   1.38    0.38    23.21   22.21   18.75    18.75
CLASS I SHARES - Inception 3/16/05   1.98      NA    24.43      NA   19.94       NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The MSCI EAFE(R) Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper Analytical Services.

** The MSCI EAFE(R) Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper Analytical Services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                              Calamos International Growth Fund ANNUAL REPORT 19

Calamos Global Growth and Income Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                              FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
 CVLOX       CVLDX     CVLCX

FUND OBJECTIVE

High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

- Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

- Strategically allocates stocks, convertible and high-yield fixed-income securities among countries and security types to strike the appropriate balance between risk and reward in varying stages of global market cycles

-    Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

-    A risk-managed approach to pursuing growth opportunities around the world

- A portfolio of securities representing various-sized companies from multiple countries

- A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

ASSET ALLOCATION

Corporate Bonds                  0.1%
Convertible Bonds               43.4
Convertible Preferreds           2.2
Preferreds                       0.0
Common Stock                    52.0
Synthetic Convertibles           2.0
Cash and Receivables/Payables    0.3

Q. HOW DID CALAMOS GLOBAL GROWTH AND INCOME PERFORM DURING THE REPORTING PERIOD?

A. Calamos Global Growth and Income Fund returned 4.19% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the MSCI World Index* earned 8.08%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 10.14% and 18.70%, respectively.

GROWTH OF $10,000: for 10-year period ended 10/31/06

                              (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXM CALAMOS GLOBAL GROWTH AND INCOME FUND
CLASS A
10-YEAR
10/31/2006

                      MSCI World
DATE          LOAD       Index
----         ------   ----------
10/31/1996    9,528     10,000
11/30/1996   10,057     10,562
12/31/1996    9,946     10,395
01/31/1997   10,286     10,522
02/28/1997   10,267     10,645
03/31/1997   10,191     10,436
04/30/1997   10,513     10,779
05/31/1997   10,948     11,446
06/30/1997   11,519     12,019
07/31/1997   12,296     12,574
08/31/1997   11,636     11,735
09/30/1997   12,160     12,374
10/31/1997   11,403     11,725
11/30/1997   11,500     11,934
12/31/1997   11,770     12,082
01/31/1998   11,850     12,420
02/28/1998   12,347     13,262
03/31/1998   13,282     13,824
04/30/1998   13,261     13,962
05/31/1998   13,383     13,789
06/30/1998   13,750     14,118
07/31/1998   13,750     14,097
08/31/1998   12,054     12,219
09/30/1998   12,113     12,438
10/31/1998   12,526     13,564
11/30/1998   13,146     14,373
12/31/1998   13,429     15,077
01/31/1999   13,682     15,409
02/28/1999   13,555     15,002

03/31/1999   13,956     15,629
04/30/1999   14,527     16,247
05/31/1999   14,315     15,655
06/30/1999   14,907     16,388
07/31/1999   14,992     16,341
08/31/1999   15,140     16,314
09/30/1999   14,949     16,158
10/31/1999   15,544     17,000
11/30/1999   16,966     17,481
12/31/1999   19,770     18,898
01/31/2000   18,713     17,818
02/29/2000   20,028     17,868
03/31/2000   19,921     19,105
04/30/2000   19,403     18,300
05/31/2000   18,649     17,839
06/30/2000   19,765     18,442
07/31/2000   19,268     17,925
08/31/2000   20,349     18,510
09/30/2000   19,755     17,528
10/31/2000   19,082     17,237
11/30/2000   17,880     16,192
12/31/2000   18,611     16,457
01/31/2001   18,611     16,776
02/28/2001   18,044     15,360
03/31/2001   17,670     14,354
04/30/2001   18,216     15,419
05/31/2001   18,117     15,227
06/30/2001   17,800     14,752
07/31/2001   17,650     14,558
08/31/2001   17,350     13,862
09/30/2001   16,560     12,643
10/31/2001   16,660     12,886
11/30/2001   17,082     13,650
12/31/2001   17,309     13,738
01/31/2002   17,435     13,323
02/28/2002   17,309     13,210
03/31/2002   17,762     13,823

04/30/2002   18,019     13,333
05/31/2002   17,916     13,364
06/30/2002   17,176     12,556
07/31/2002   16,374     11,499
08/31/2002   16,503     11,523
09/30/2002   15,779     10,258
10/31/2002   16,089     11,017
11/30/2002   16,736     11,614
12/31/2002   16,374     11,053
01/31/2003   16,348     10,719
02/28/2003   16,193     10,536
03/31/2003   16,219     10,507
04/30/2003   17,098     11,445
05/31/2003   17,797     12,105
06/30/2003   18,108     12,319
07/31/2003   18,367     12,571
08/31/2003   18,781     12,846
09/30/2003   18,496     12,927
10/31/2003   19,455     13,697
11/30/2003   19,688     13,909
12/31/2003   20,077     14,785
01/31/2004   20,647     15,025
02/29/2004   21,035     15,282
03/31/2004   20,828     15,187
04/30/2004   20,387     14,884
05/31/2004   20,543     15,019
06/30/2004   20,828     15,345
07/31/2004   20,413     14,848
08/31/2004   20,284     14,920
09/30/2004   20,621     15,207
10/31/2004   20,647     15,582
11/30/2004   21,303     16,408
12/31/2004   21,821     17,039
01/31/2005   21,406     16,659
02/28/2005   21,951     17,194
03/31/2005   21,432     16,869
04/30/2005   20,836     16,512

05/31/2005   21,614     16,818
06/30/2005   22,184     16,971
07/31/2005   22,961     17,567
08/31/2005   23,350     17,708
09/30/2005   24,516     18,173
10/31/2005   24,127     17,736
11/30/2005   25,117     18,336
12/31/2005   26,003     18,747
01/31/2006   27,110     19,588
02/28/2006   26,921     19,567
03/31/2006   27,488     20,006
04/30/2006   28,093     20,624
05/31/2006   26,921     19,938
06/30/2006   26,921     19,940
07/31/2006   27,139     20,069
08/31/2006   27,657     20,600
09/30/2006   27,984     20,852
10/31/2006   28,639     21,622

Q. THE FUND OPPORTUNISTICALLY BLENDS STOCKS, CONVERTIBLE SECURITIES AND FIXED-INCOME SECURITIES. HOW HAS THIS FLEXIBLE STRATEGY PERFORMED OVER THE LONG TERM?

A. We're very pleased with the Fund's long-term performance. In September, the Fund reached its 10-year anniversary. Since its inception, the Fund has outperformed its benchmarks by a wide margin. The Fund delivered an average annualized return of 11.57% since inception, versus a gain of only 8.37% for the MSCI World Index(1).

We believe that the Fund's historical success demonstrates the benefits of our active approach to asset allocation and our rigorous research process. In particular, through the use of convertible securities, the Fund has provided a more conservative route to pursuing growth relative to global funds that invest exclusively in stocks. We also believe that the Fund's performance highlights the benefits of investing globally.


20 ANNUAL REPORT Calamos Global Growth and Income Fund

                                           Calamos Global Growth and Income Fund

SECTOR ALLOCATION

Information Technology       23.6%
Consumer Discretionary       21.2
Financials                   12.2
Industrials                  11.7
Health Care                  11.4
Consumer Staples              8.3
Energy                        5.3
Telecommunication Services    2.2
Utilities                     1.1
Materials                     0.9

MARKET CAPITALIZATION OF EQUITIES

<$1 bil            0.0%
$1 bil-$12 bil    25.6
$12 bil-$25 bil   16.5
>$25 bil          57.9

Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.

Q. WHAT FACTORS DROVE PERFORMANCE DURING THE REPORTING PERIOD?

A. On a sector level, securities from the information technology, industrial and health care sectors contributed most to performance. Within information technology, Infosys Technologies (India) and Nintendo (Japan) were particularly notable. Alfa Laval AB (Sweden) and Roche Holdings (Switzerland), from the industrial and health care sectors, respectively, posted good contributions as well.

In contrast, energy and materials contributed negatively. Within energy, OMV AG (Austria) and Nabors Industries (United States) detracted, as did Harmony Gold Mining Co. (South Africa) from the materials sector.

From an asset class perspective, both stocks and convertible securities contributed gains, with stocks advancing more briskly. (This was consistent with the broad trends in the market.) Within its convertible allocation, the Fund benefited from improving valuations in the convertible market, with investment-grade issues performing more strongly than speculative-grade issues.

Q. ON A BROAD REGIONAL LEVEL, WHAT AREAS PERFORMED MOST STRONGLY?

A. Our allocations to securities of companies based in the United States and Europe performed most strongly. Our holdings in Japanese companies did not perform as robustly, but we maintain a positive outlook on the region. We believe that the economic and market landscape in Japan remains favorable.

Q. HOW ARE YOU POSITIONING THE FUND?

A. We're favoring traditional, large-cap companies with quality characteristics and prospects for stable growth. These characteristics include strong balance sheets, capable management, and innovative business plans, products or distribution strategies. Because the earnings growth of cyclical companies would come under increased pressure during economic slowdown, we favor companies with steadier earnings growth--that is, growth driven by ongoing demand rather than growth driven by changes in commodity prices or economic growth.

The United States remains our largest country allocation, followed by Japan and Switzerland. Thematically, we emphasize countries that support economic freedoms--for example, countries that encourage capitalism and private property rights. We believe such principles will fuel the long-term upward movement of the global markets and economy.


                          Calamos Global Growth and Income Fund ANNUAL REPORT 21

Calamos Global Growth and Income Fund

CREDIT QUALITY
ALLOCATION OF BONDS

AAA                   7.6%
AA                    6.9
A                    28.7
BBB                  10.0
BB                   11.4
B                     3.9
CCC and below         1.1
Unrated Securities   30.4

TOP 10 COUNTRY ALLOCATIONS

United States        33.3%
Japan                20.0
Switzerland           9.0
India                 5.4
United Kingdom        4.0
Australia             3.8
Mexico                3.3
Germany               3.3
France                3.1
Netherlands           2.3

The portfolio includes a modest stake in companies based in emerging markets. In our emerging market allocation, we're emphasizing companies that are global leaders--those that are being driven by the global economy rather than a single local economy. We believe that this is a more prudent approach, both in terms of risk management and growth potential. This philosophy has led us to favor emerging Asia. Among the companies that have met our criteria is Infosys Technologies, a software company based in India. Infosys is a beneficiary of the global trends of outsourcing and enhancing corporate productivity. As we discussed above, this company was a leading contributor to performance during the period.


22 ANNUAL REPORT Calamos Global Growth and Income Fund

                                           Calamos Global Growth and Income Fund

AVERAGE ANNUAL TOTAL RETURN+

                                                                                        10 YEARS OR
                                        7 MONTHS         1 YEAR         5 YEARS      ##SINCE INCEPTION
                                     load-adjusted   load-adjusted   load-adjusted     load-adjusted
                                     -------------   -------------   -------------   -----------------
CLASS A SHARES - Inception 9/9/96    4.19%  (0.78)%  18.70%  13.11%  11.44%  10.37%   11.63%  11.10%
CLASS B SHARES - Inception 9/11/00   3.75   (1.25)   17.90   12.90   10.61   10.34    6.61##   6.61##
CLASS C SHARES - Inception 9/24/96   3.69    2.69    17.84   16.84   10.60   10.60    11.08   11.08
CLASS I SHARES - Inception 9/18/97   4.43      NA    19.05      NA   11.78      NA   10.30##     NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper Analytical Services.

(1) Since inception data for the MSCI World Index is shown from 8/31/06 since data is only available for full monthly periods.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                          Calamos Global Growth and Income Fund ANNUAL REPORT 23

Calamos Growth and Income Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CVTRX      CVTYX      CVTCX

FUND OBJECTIVE

High long-term total return through growth and current income

INVESTMENT STRATEGY

- Dynamically allocates among equity, convertible and fixed-income securities to create a diversified portfolio

- Offers significant equity participation while aiming for greater downside protection than a pure-stock portfolio

- Diversifies across a variety of industries, market sectors and credit-quality tiers in an attempt to maintain an appropriate balance between risk and reward over the course of the market cycle

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

- A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

-    A consistent income stream

ASSET ALLOCATION

Corporate Bonds                  1.0%
Convertible Bonds               38.7
Convertible Preferreds           5.2
Preferreds                       0.0
Common Stock                    48.5
Synthetic Convertibles           6.0
Cash and Receivables/Payables    0.6

Q. HOW DID CALAMOS GROWTH AND INCOME FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos Growth and Income Fund returned 1.66% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the S&P 500 Index* earned 7.54% and the Value Line Convertible Index** earned 3.33%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 7.59% and 11.37%, respectively.

GROWTH OF $10,000: for 10-year period ended 10/31/06

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXR CALAMOS GROWTH AND INCOME FUND
CLASS A
10-YEAR
10/31/2006

                          Value Line                        S&P 500
   DATE       LOAD    Convertible Index                      Index
   ----      ------   -----------------                     -------
10/31/1996    9,526         10,000                           10,000
11/30/1996    9,938         10,232                           10,756
12/31/1996    9,914         10,281                           10,543
01/31/1997   10,273         10,572                           11,201
02/28/1997   10,152         10,556                           11,289
03/31/1997   10,010         10,420                           10,825
04/30/1997   10,338         10,462                           11,472
05/31/1997   10,854         10,962                           12,170
06/30/1997   11,236         11,258                           12,715
07/31/1997   11,795         11,860                           13,727
08/31/1997   11,667         11,974                           12,958
09/30/1997   12,213         12,424                           13,668
10/31/1997   11,732         12,162                           13,211
11/30/1997   11,928         12,143                           13,823
12/31/1997   12,228         12,138                           14,060
01/31/1998   12,368         12,234                           14,216
02/28/1998   13,194         12,663                           15,241
03/31/1998   13,787         13,167                           16,021
04/30/1998   13,825         13,295                           16,183
05/31/1998   13,417         12,931                           15,904
06/30/1998   13,996         12,750                           16,551
07/31/1998   13,900         12,488                           16,374
08/31/1998   12,397         10,962                           14,007
09/30/1998   12,634         11,082                           14,904
10/31/1998   12,866         11,364                           16,117
11/30/1998   13,797         11,775                           17,093
12/31/1998   14,382         11,494                           18,078
01/31/1999   14,775         11,736                           18,834
02/28/1999   14,222         11,522                           18,249

03/31/1999   14,739         11,601                           18,979
04/30/1999   15,419         12,279                           19,714
05/31/1999   15,176         12,342                           19,249
06/30/1999   16,199         12,584                           20,317
07/31/1999   16,158         12,584                           19,682
08/31/1999   16,362         12,457                           19,585
09/30/1999   16,371         12,457                           19,048
10/31/1999   17,283         12,646                           20,253
11/30/1999   18,637         13,145                           20,665
12/31/1999   21,997         13,735                           21,882
01/31/2000   20,827         13,856                           20,783
02/29/2000   23,922         14,419                           20,389
03/31/2000   23,550         14,683                           22,384
04/30/2000   22,509         13,316                           21,711
05/31/2000   21,444         13,121                           21,265
06/30/2000   22,926         13,882                           21,790
07/31/2000   22,432         13,528                           21,449
08/31/2000   24,718         14,138                           22,781
09/30/2000   24,737         13,944                           21,578
10/31/2000   23,828         13,161                           21,487
11/30/2000   22,113         12,503                           19,793
12/31/2000   23,505         12,320                           19,890
01/31/2001   23,411         13,298                           20,596
02/28/2001   22,538         12,966                           18,718
03/31/2001   21,942         12,056                           17,532
04/30/2001   22,932         12,876                           18,894
05/31/2001   23,111         13,229                           19,021
06/30/2001   22,847         13,063                           18,558
07/31/2001   22,866         12,830                           18,375
08/31/2001   22,610         12,712                           17,225
09/30/2001   21,245         11,825                           15,834
10/31/2001   21,779         12,006                           16,136
11/30/2001   22,663         12,479                           17,374
12/31/2001   22,946         12,637                           17,526
01/31/2002   23,024         12,667                           17,270
02/28/2002   22,684         12,301                           16,937
03/31/2002   23,371         12,738                           17,574

04/30/2002   23,518         12,591                           16,509
05/31/2002   23,566         12,495                           16,387
06/30/2002   22,753         11,829                           15,220
07/31/2002   21,578         11,128                           14,034
08/31/2002   21,783         11,256                           14,125
09/30/2002   20,918         10,980                           12,590
10/31/2002   21,352         11,222                           13,698
11/30/2002   22,435         11,824                           14,505
12/31/2002   22,004         12,003                           13,653
01/31/2003   22,243         12,351                           13,295
02/28/2003   22,113         12,356                           13,096
03/31/2003   22,236         12,560                           13,223
04/30/2003   23,303         13,182                           14,312
05/31/2003   24,649         13,724                           15,066
06/30/2003   24,848         13,909                           15,258
07/31/2003   25,138         14,165                           15,527
08/31/2003   25,618         14,070                           15,830
09/30/2003   25,549         13,890                           15,662
10/31/2003   26,934         14,244                           16,548
11/30/2003   27,677         14,456                           16,693
12/31/2003   28,071         14,910                           17,569
01/31/2004   28,920         15,179                           17,891
02/29/2004   29,153         15,288                           18,140
03/31/2004   29,072         15,711                           17,866
04/30/2004   27,786         15,510                           17,586
05/31/2004   27,958         15,506                           17,827
06/30/2004   28,575         15,692                           18,174
07/31/2004   27,659         15,345                           17,572
08/31/2004   27,486         15,238                           17,643
09/30/2004   28,228         15,573                           17,835
10/31/2004   28,351         15,733                           18,107
11/30/2004   29,974         16,238                           18,840
12/31/2004   30,785         16,657                           19,481
01/31/2005   29,980         16,327                           19,006
02/28/2005   30,702         16,435                           19,406
03/31/2005   30,351         16,018                           19,062
04/30/2005   29,094         15,585                           18,701

05/31/2005   30,205         15,540                           19,296
06/30/2005   30,848         16,253                           19,323
07/31/2005   31,670         16,655                           20,042
08/31/2005   32,076         16,888                           19,859
09/30/2005   32,797         17,028                           20,020
10/31/2005   32,140         16,800                           19,686
11/30/2005   32,781         17,080                           20,430
12/31/2005   33,267         17,244                           20,437
01/31/2006   35,037         17,522                           20,979
02/28/2006   34,529         17,652                           21,036
03/31/2006   35,209         17,955                           21,297
04/30/2006   35,522         18,210                           21,583
05/31/2006   34,107         17,768                           20,962
06/30/2006   34,031         17,745                           20,991
07/31/2006   33,769         17,622                           21,120
08/31/2006   34,249         17,920                           21,623
09/30/2006   34,863         18,194                           22,180
10/31/2006   35,793         18,553                           22,903

Q. CAN YOU PROVIDE SOME PERSPECTIVE ON THE FUND'S PERFORMANCE, SPECIFICALLY FOR THE SEVEN-MONTH PERIOD?

A. The Fund's short-term underperformance can be traced to a difficult May, when investors sold off growth stocks. We positioned the portfolio to reflect our longer-term outlook--that a mid-cycle slowdown could result in a shift in market leadership to growth. This proactive approach put us out of step--we believe ahead--of short-term market sentiment.

Q. BEFORE DISCUSSING THE FUND'S PERFORMANCE, CAN YOU PROVIDE A BRIEF OVERVIEW OF THE FUND'S STRATEGY?

A. We believe the Fund provides an attractive way to participate in the stock market with reduced volatility, as evidenced by the Fund's long-term record. We manage this


24 ANNUAL REPORT Calamos Growth and Income Fund

                                                  Calamos Growth and Income Fund

SECTOR ALLOCATION

Information Technology       22.5%
Consumer Discretionary       16.6
Financials                   16.6
Health Care                  14.5
Industrials                  11.2
Energy                        7.1
Consumer Staples              2.9
Telecommunication Services    1.7
Utilities                     0.5
Materials                     0.4

Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.

MARKET CAPITALIZATION OF EQUITIES

< $1 bil           0.0%
$1 bil-$ 12 bil   19.5
$12 bil-$25 bil   14.6
> $25 bil         65.9

CREDIT QUALITY ALLOCATION OF BONDS

AAA                  10.8%
AA                    9.5
A                    16.0
BBB                  13.3
BB                   16.4
B                     8.9
CCC and below         1.8
Unrated Securities   23.3

Fund with a dynamic and flexible approach. Our goal is to keep a consistent balance between risk and reward over the course of the market cycle. To do this, we can invest in a combination of stocks, convertible securities and corporate bonds. At times, we may favor one asset class heavily; alternatively, we could decide to invest minimally--or not at all--in an asset group.

We believe the merits of opportunistically blending stocks, convertible securities, even corporate bonds, are demonstrated by the Fund's long-term performance record.

Q. WHAT SPECIFIC FACTORS HELPED PERFORMANCE DURING THE PERIOD?

A. The Fund benefited from its security selection in the information technology sector, with particular strength in consulting and software. These companies are playing a vital role in enhancing corporate productivity, and as such, are advantageously positioned to benefit from long-term trends as companies strive to lead in the global economy. An overweight in the consumer discretionary sector further enhanced performance. The consumer discretionary group rebounded well, as we saw declines in energy prices and increases in wages.

The Fund's convertible allocation contributed to positive performance, with greatest strength in investment-grade holdings.

Q. WHAT HINDERED PERFORMANCE DURING THE PERIOD?

A. Security selection in the financials sector, while positive in absolute terms, contributed to the Fund's relative underperformance versus the S&P 500 Index. In particular, the Fund's investment banking and brokerage positions lagged. Security selection in energy, particularly in the oil-and-gas refining-and-marketing industry tempered performance; here securities that performed well over the longer term gave back a portion of their gains.

Q. HOW ARE YOU POSITIONING THE FUND TO REFLECT YOUR VIEW THAT THE ECONOMY IS IN THE MIDST OF A MID-CYCLE SLOWDOWN?

A. Across the portfolio, we are favoring traditional growth companies with higher-quality characteristics, such as strong balance sheets, capable management and solid prospects for steady earnings growth.

The portfolio also reflects our economic outlook and identification of broad themes that we believe will drive the markets and the economies over the long term. We are emphasizing investments in consulting, software and hardware names. We believe that these information technology companies are well positioned to benefit from a number of long-term worldwide trends. For example, as corporations strive to remain competitive in a global economy, they make considerable investment in technology. Given the strong state of corporate balance sheets (specifically, cash on hand to spend), we expect capital expenditures to bolster these information technology companies. Moreover, information technology companies continue to be the source of innovations that are changing the world; and consumer demand remains extremely robust.


                                 Calamos Growth and Income Fund ANNUAL REPORT 25

Calamos Growth and Income Fund

We've also increased allocations to consumer discretionary and health care, in keeping with our economic outlook and positive view on the prospects for larger, higher-quality companies with sustainable growth rates.

In contrast, we are increasingly selective about energy and materials, and have pared our allocations to these areas. For example, in energy, we are placing less emphasis on companies whose fortunes are most closely tied to fluctuations in crude prices. Of course, we balance these considerations with our use of diversification as a risk management tool. Because no one can predict what will happen next in the world, we do believe it is prudent to maintain allocations across the major sectors of the market.

As of the close of the reporting period, convertible securities (including synthetic convertibles) represent about 50% of the Fund's portfolio. This sizable allocation reflects our view that the valuations in the convertible market remain attractive relative to historical levels. The convertible market has seen an increase of valuations, but we note that this appreciation followed a period when convertibles were extremely undervalued. In 2005, hedge funds that mismanaged their convertible arbitrage strategies drove a sharp sell-off in the convertible market. Leveraging our experience and longer-term perspective, we took advantage of the volatility, and it served the Fund well as valuations improved. As our current allocation suggests, we believe that more upside remains: We continue to believe that convertibles provide an attractive way to participate in the upside of the equity markets, with enhanced potential downside risk protection.


26 ANNUAL REPORT Calamos Growth and Income Fund

                                                  Calamos Growth and Income Fund

GROWTH OF $10,000: SINCE INCEPTION (9/22/88) THROUGH 10/31/06

     We believe the merits of opportunistically blending stocks, convertible securities, even corporate bonds, are demonstrated by the Fund's long-term performance record.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXR CALAMOS GROWTH AND INCOME FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                          Value
                           Line
                       Convertible     S&P 500
DATE           LOAD       Index         Index
----         -------   -----------     -------
09/22/1988     9,524
09/30/1988     9,524      10,000        10,000
10/31/1988     9,457      10,026        10,253
11/30/1988     9,465       9,894        10,107
12/31/1988     9,610      10,004        10,283
01/31/1989    10,025      10,481        11,036
02/28/1989     9,973      10,558        10,761
03/31/1989    10,024      10,670        11,012
04/30/1989    10,385      10,937        11,584
05/31/1989    10,645      11,171        12,053
06/30/1989    10,543      11,021        11,984
07/31/1989    11,033      11,225        13,066
08/31/1989    11,583      11,479        13,322
09/30/1989    11,546      11,452        13,268
10/31/1989    11,205      10,914        12,960
11/30/1989    11,210      10,904        13,224
12/31/1989    11,193      10,754        13,542
01/31/1990    10,554      10,442        12,632
02/28/1990    10,662      10,413        12,795
03/31/1990    10,938      10,577        13,134
04/30/1990    10,806      10,303        12,807
05/31/1990    11,629      10,669        14,055
06/30/1990    11,642      10,744        13,960
07/31/1990    11,519      10,562        13,916
08/31/1990    10,807       9,924        12,658
09/30/1990    10,225       9,487        12,042
10/31/1990     9,933       8,884        11,991
11/30/1990    10,559       9,080        12,766

12/31/1990    10,800       9,340                                            13,121
01/31/1991    11,456       9,915                                            13,693
02/28/1991    12,165      10,678                                            14,672
03/31/1991    12,388      11,348                                            15,027
04/30/1991    12,282      11,466                                            15,063
05/31/1991    12,772      11,724                                            15,713
06/30/1991    12,292      11,415                                            14,993
07/31/1991    12,879      11,664                                            15,692
08/31/1991    13,489      11,931                                            15,845
09/30/1991    13,650      11,979                                            15,794
10/31/1991    13,994      12,019                                            16,007
11/30/1991    13,628      11,892                                            15,362
12/31/1991    15,193      12,074                                            17,119
01/31/1992    15,150      12,976                                            16,800
02/29/1992    15,377      13,269                                            17,017
03/31/1992    15,095      13,259                                            16,686
04/30/1992    14,758      13,198                                            17,176
05/31/1992    14,877      13,441                                            17,260
06/30/1992    14,672      13,279                                            17,004
07/31/1992    15,233      13,720                                            17,698
08/31/1992    15,038      13,639                                            17,336
09/30/1992    15,428      13,919                                            17,540
10/31/1992    15,798      13,998                                            17,600
11/30/1992    16,341      14,376                                            18,200
12/31/1992    16,730      14,654                                            18,423
01/31/1993    17,293      15,070                                            18,577
02/28/1993    16,993      15,255                                            18,830
03/31/1993    17,683      15,803                                            19,228
04/30/1993    17,532      15,792                                            18,763
05/31/1993    17,961      16,103                                            19,265
06/30/1993    18,283      16,222                                            19,321
07/31/1993    18,204      16,435                                            19,243
08/31/1993    19,192      16,799                                            19,974
09/30/1993    19,483      17,179                                            19,820
10/31/1993    19,483      17,686                                            20,230
11/30/1993    18,900      17,468                                            20,038
12/31/1993    19,211      17,790                                            20,280

01/31/1994    19,843      18,293                                            20,969
02/28/1994    19,562      18,383                                            20,400
03/31/1994    18,574      17,921                                            19,511
04/30/1994    18,320      17,491                                            19,761
05/31/1994    18,150      17,388                                            20,085
06/30/1994    17,635      17,312                                            19,593
07/31/1994    18,204      17,518                                            20,236
08/31/1994    18,642      17,938                                            21,066
09/30/1994    18,380      17,881                                            20,551
10/31/1994    18,630      17,675                                            21,013
11/30/1994    18,131      17,189                                            20,247
12/31/1994    18,190      17,105                                            20,548
01/31/1995    18,117      17,301                                            21,081
02/28/1995    18,397      17,807                                            21,902
03/31/1995    18,825      18,173                                            22,548
04/30/1995    19,300      18,621                                            23,212
05/31/1995    19,761      19,144                                            24,140
06/30/1995    20,427      19,900                                            24,701
07/31/1995    21,283      20,634                                            25,520
08/31/1995    21,373      21,018                                            25,584
09/30/1995    22,140      21,439                                            26,664
10/31/1995    22,079      21,071                                            26,568
11/30/1995    23,046      21,520                                            27,735
12/31/1995    23,490      21,737                                            28,269
01/31/1996    24,287      22,404                                            29,231
02/29/1996    24,574      22,747                                            29,502
03/31/1996    25,037      22,954                                            29,786
04/30/1996    25,454      23,392                                            30,225
05/31/1996    26,031      24,043                                            31,005
06/30/1996    25,940      23,764                                            31,123
07/31/1996    24,958      23,027                                            29,748
08/31/1996    25,712      23,810                                            30,376
09/30/1996    26,343      24,377                                            32,085
10/31/1996    26,908      24,596                                            32,970
11/30/1996    28,071      25,167                                            35,462
12/31/1996    28,006      25,288                                            34,760
01/31/1997    29,020      26,003                                            36,931

02/28/1997    28,676      25,964                                            37,221
03/31/1997    28,275      25,629                                            35,691
04/30/1997    29,204      25,732                                            37,822
05/31/1997    30,660      26,962                                            40,125
06/30/1997    31,740      27,690                                            41,922
07/31/1997    33,318      29,171                                            45,258
08/31/1997    32,957      29,451                                            42,723
09/30/1997    34,499      30,559                                            45,062
10/31/1997    33,140      29,914                                            43,557
11/30/1997    33,695      29,866                                            45,574
12/31/1997    34,542      29,854                                            46,357
01/31/1998    34,938      30,090                                            46,869
02/28/1998    37,270      31,146                                            50,250
03/31/1998    38,946      32,386                                            52,823
04/30/1998    39,051      32,700                                            53,354
05/31/1998    37,899      31,805                                            52,437
06/30/1998    39,537      31,360                                            54,567
07/31/1998    39,264      30,717                                            53,986
08/31/1998    35,020      26,962                                            46,181
09/30/1998    35,687      27,259                                            49,139
10/31/1998    36,344      27,951                                            53,137
11/30/1998    38,974      28,961                                            56,357
12/31/1998    40,627      28,271                                            59,605
01/31/1999    41,736      28,866                                            62,097
02/28/1999    40,175      28,341                                            60,167
03/31/1999    41,634      28,534                                            62,574
04/30/1999    43,554      30,202                                            64,998
05/31/1999    42,868      30,356                                            63,463
06/30/1999    45,759      30,952                                            66,985
07/31/1999    45,644      30,952                                            64,893
08/31/1999    46,220      30,640                                            64,572
09/30/1999    46,245      30,639                                            62,802
10/31/1999    48,820      31,105                                            66,776
11/30/1999    52,646      32,331                                            68,134
12/31/1999    62,136      33,784                                            72,146
01/31/2000    58,831      34,080                                            68,522
02/29/2000    67,574      35,465                                            67,224

03/31/2000    66,523      36,114                                            73,801
04/30/2000    63,584      32,751                                            71,581
05/31/2000    60,574      32,272                                            70,112
06/30/2000    64,760      34,144                                            71,840
07/31/2000    63,365      33,273                                            70,718
08/31/2000    69,822      34,773                                            75,110
09/30/2000    69,877      34,297                                            71,145
10/31/2000    67,308      32,371                                            70,844
11/30/2000    62,465      30,753                                            65,258
12/31/2000    66,396      30,304                                            65,578
01/31/2001    66,131      32,709                                            67,904
02/28/2001    63,666      31,892                                            61,713
03/31/2001    61,980      29,653                                            57,803
04/30/2001    64,778      31,670                                            62,295
05/31/2001    65,284      32,538                                            62,713
06/30/2001    64,538      32,131                                            61,186
07/31/2001    64,591      31,557                                            60,584
08/31/2001    63,868      31,268                                            56,791
09/30/2001    60,012      29,085                                            52,205
10/31/2001    61,521      29,530                                            53,201
11/30/2001    64,018      30,695                                            57,282
12/31/2001    64,818      31,082                                            57,783
01/31/2002    65,037      31,157                                            56,940
02/28/2002    64,076      30,256                                            55,842
03/31/2002    66,019      31,330                                            57,942
04/30/2002    66,432      30,970                                            54,429
05/31/2002    66,570      30,732                                            54,028
06/30/2002    64,272      29,094                                            50,180
07/31/2002    60,952      27,371                                            46,269
08/31/2002    61,533      27,686                                            46,572
09/30/2002    59,090      27,008                                            41,510
10/31/2002    60,314      27,602                                            45,164
11/30/2002    63,374      29,081                                            47,822
12/31/2002    62,157      29,523                                            45,013
01/31/2003    62,831      30,380                                            43,834
02/28/2003    62,465      30,392                                            43,176
03/31/2003    62,812      30,893                                            43,595

04/30/2003    65,826      32,422                                            47,186
05/31/2003    69,628      33,755                                            49,672
06/30/2003    70,189      34,211                                            50,306
07/31/2003    71,009      34,840                                            51,193
08/31/2003    72,365      34,607                                            52,191
09/30/2003    72,171      34,164                                            51,637
10/31/2003    76,083      35,035                                            54,558
11/30/2003    78,181      35,557                                            55,038
12/31/2003    79,296      36,673                                            57,925
01/31/2004    81,693      37,334                                            58,988
02/29/2004    82,350      37,602                                            59,808
03/31/2004    82,122      38,644                                            58,906
04/30/2004    78,489      38,149                                            57,981
05/31/2004    78,976      38,138                                            58,776
06/30/2004    80,718      38,596                                            59,919
07/31/2004    78,130      37,743                                            57,936
08/31/2004    77,641      37,478                                            58,171
09/30/2004    79,738      38,303                                            58,801
10/31/2004    80,084      38,697                                            59,699
11/30/2004    84,670      39,940                                            62,114
12/31/2004    86,961      40,970                                            64,228
01/31/2005    84,686      40,159                                            62,663
02/28/2005    86,727      40,424                                            63,981
03/31/2005    85,736      39,397                                            62,848
04/30/2005    82,185      38,333                                            61,656
05/31/2005    85,322      38,222                                            63,618
06/30/2005    87,137      39,977                                            63,708
07/31/2005    89,460      40,964                                            66,078
08/31/2005    90,606      41,538                                            65,475
09/30/2005    92,645      41,882                                            66,005
10/31/2005    90,788      41,321                                            64,905
11/30/2005    92,600      42,011                                            67,360
12/31/2005    93,972      42,414                                            67,383
01/31/2006    98,971      43,097                                            69,167
02/28/2006    97,538      43,416                                            69,355
03/31/2006    99,458      44,163                                            70,218
04/30/2006   100,341      44,790                                            71,161

05/31/2006    96,344      43,702                                            69,113
06/30/2006    96,130      43,645                                            69,207
07/31/2006    95,390      43,344                                            69,633
08/31/2006    96,747      44,076                                            71,290
09/30/2006    98,481      44,751                                            73,127
10/31/2006   101,108      45,632                                            75,510

AVERAGE ANNUAL TOTAL RETURN+

                                                                                        10 YEARS OR
                                        7 MONTHS         1 YEAR         5 YEARS      ##SINCE INCEPTION
                                     load-adjusted   load-adjusted   load-adjusted     load-adjusted
                                     -------------   -------------   -------------   -----------------
CLASS A SHARES - Inception 9/22/88   1.66%  (3.18)%  11.37%  6.07%   10.45%  9.38%   14.15%    13.60%
CLASS B SHARES - Inception 9/11/00   1.21   (3.79)   10.55   5.55     9.62   9.35     7.68##    7.68##
CLASS C SHARES - Inception 8/5/96    1.20    0.20    10.56   9.56     9.62   9.62    13.60     13.60
CLASS I SHARES - Inception 9/18/97   1.78      NA    11.65     NA    10.71     NA    13.00##      NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

** The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                                 Calamos Growth and Income Fund ANNUAL REPORT 27

Calamos High Yield Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CHYDX      CAHBX      CCHYX

FUND OBJECTIVE

Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund's primary objective

INVESTMENT STRATEGY

- Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed-income allocation, enhancing the prospects for total return while maintaining a sizable income component

- Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger-and-acquisition activity and special situations

-    Strives to balance risk and reward throughout market cycles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

-    The highest - yield potential available from fixed-income securities

-    Capital gain from the appreciation in value of high-yield securities

ASSET ALLOCATION

Corporate Bonds                 57.3%
Convertible Bonds               26.2
Convertible Preferreds          11.2
Preferreds                       0.0
Common Stock                     0.0
Synthetic Convertibles           2.1
Cash and Receivables/Payables    3.2

Q. HOW DID CALAMOS HIGH YIELD FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos High Yield Fund returned 3.32% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the CS High Yield Index* returned 5.38%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 7.59% and 9.88%, respectively.

GROWTH OF $10,000: since inception (8/2/99) through 10/31/06

                              (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXY CALAMOS HIGH YIELD FUND
CLASS A
INCEPTION TO DATE
     10/31/2006

                        CS High
   DATE       LOAD    Yield Index
----------   ------   -----------
08/02/1999    9,524      10,000
08/31/1999    9,486       9,911
09/30/1999    9,524       9,835
10/31/1999    9,467       9,787
11/30/1999    9,457       9,920
12/31/1999    9,487      10,040
01/31/2000    9,458       9,999
02/29/2000    9,487      10,061
03/31/2000    9,383       9,911
04/30/2000    9,432       9,896
05/31/2000    9,472       9,737
06/30/2000    9,587       9,955
07/31/2000    9,737      10,049
08/31/2000    9,827      10,116
09/30/2000    9,809      10,023
10/31/2000    9,799       9,712
11/30/2000    9,626       9,329
12/31/2000    9,596       9,516
01/31/2001   10,321      10,086
02/28/2001   10,290      10,188
03/31/2001   10,051       9,986
04/30/2001   10,293       9,882
05/31/2001   10,409      10,079
06/30/2001   10,353       9,923
07/31/2001   10,449      10,029
08/31/2001   10,363      10,170
09/30/2001    9,947       9,528
10/31/2001    9,882       9,745

11/30/2001   10,392      10,060
12/31/2001   10,573      10,066
01/31/2002   10,794      10,160
02/28/2002   10,595      10,088
03/31/2002   10,953      10,319
04/30/2002   11,109      10,483
05/31/2002   11,154      10,446
06/30/2002   10,658      10,081
07/31/2002    9,927       9,793
08/31/2002   10,039       9,920
09/30/2002    9,816       9,798
10/31/2002    9,884       9,739
11/30/2002   10,602      10,254
12/31/2002   10,623      10,379
01/31/2003   10,878      10,661
02/28/2003   10,936      10,819
03/31/2003   11,231      11,096
04/30/2003   11,839      11,662
05/31/2003   12,062      11,831
06/30/2003   12,302      12,176
07/31/2003   12,219      12,078
08/31/2003   12,254      12,213
09/30/2003   12,488      12,546
10/31/2003   12,789      12,802
11/30/2003   12,946      12,978
12/31/2003   13,256      13,278
01/31/2004   13,465      13,535
02/29/2004   13,478      13,542
03/31/2004   13,575      13,633
04/30/2004   13,462      13,613
05/31/2004   13,187      13,398
06/30/2004   13,405      13,606
07/31/2004   13,481      13,780
08/31/2004   13,685      14,005
09/30/2004   13,928      14,218
10/31/2004   14,174      14,462
11/30/2004   14,461      14,646

12/31/2004   14,705      14,866
01/31/2005   14,584      14,863
02/28/2005   14,718      15,059
03/31/2005   14,344      14,699
04/30/2005   14,137      14,553
05/31/2005   14,355      14,732
06/30/2005   14,578      14,978
07/31/2005   14,882      15,184
08/31/2005   14,979      15,263
09/30/2005   15,025      15,115
10/31/2005   14,717      14,972
11/30/2005   14,924      15,076
12/31/2005   15,030      15,201
01/31/2006   15,507      15,397
02/28/2006   15,551      15,551
03/31/2006   15,652      15,671
04/30/2006   15,820      15,776
05/31/2006   15,673      15,820
06/30/2006   15,556      15,731
07/31/2006   15,586      15,867
08/31/2006   15,825      16,087
09/30/2006   15,914      16,288
10/31/2006   16,171      16,513

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

A. The Fund's performance relative to the index was tempered by our focus on the higher quality tiers of the high-yield universe. As of the close of the reporting period, the average credit quality of the portfolio was B+. As the market rewarded lower-quality issues most, our focus on stable and improving credits detracted from relative performance during the period. Yet, we believe that our focus on bottom-up security selection and credit quality better serves the Fund's shareholders over the long-term. Our view is that a higher coupon or income stream can't make up for a default.


28 ANNUAL REPORT Calamos High Yield Fund

                                                         Calamos High Yield Fund

AAA                   1.0%
AA                    0.0
A                     3.6
BBB                  11.6
BB                   28.5
B                    38.3
CCC and below         2.3
Unrated Securities   14.7

Consumer Discretionary       24.1%
Industrials                  16.2
Energy                       12.6
Information Technology       11.9
Financials                    9.5
Health Care                   7.2
Consumer Staples              6.9
Materials                     5.1
Telecommunication Services    2.6
Utilities                     0.7

Sector allocations are based on net assets and may vary over time.

The Fund also includes higher-yielding convertible holdings, in addition to traditional high-yielding corporate bonds. These convertible holdings contributed positively to performance, as valuations in the convertible market continued to improve.

Q. WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

A. The high-yield market typically benefits from healthy economic conditions. We believe that although the economy is in a period of slowdown, gross domestic product growth remains respectable. Broadly speaking, defaults have been low within the high-yield universe, corporate balance sheets are sound and companies have sufficient cash on hand to service their debts. Credit spreads (the yield difference between lower- and higher-quality bonds) remain relatively narrow, but in our view, are fair.

While we might expect a slight increase in defaults as the economy slows, we believe the more important trend is the strength of corporate America, which should continue to provide support to the high-yield sector.

Q. CONSIDERING THIS VIEW OF THE ECONOMY AND THE HIGH-YIELD MARKET, HOW DID YOU POSITION THE PORTFOLIO?

A. We avoided distressed issues, instead positioning our portfolios with a bias toward securities in the higher quality tiers of the high-yield universe (Distressed issues are those which we believe have a higher probability of default).

A bottom-up security selection discipline has led us to many attractive consumer discretionary companies, which we believe are well positioned to benefit in the current environment: The sector comprises industries that are less susceptible to cyclical trends, and which are positioned to benefit from consumer spending.

The Fund also includes an allocation to convertible securities; these represented about 37% of assets at the end of the reporting period. Here, in keeping with the Fund's income focus, we emphasized higher-quality, higher-yielding names. Although valuation improvement has occurred since the market sold off in 2005, we believe that additional room for upside movement remains.


                                        Calamos High Yield Fund ANNUAL REPORT 29

Calamos High Yield Fund

AVERAGE ANNUAL TOTAL RETURN+

                                         7 MONTHS        1 YEAR          5 YEARS      SINCE INCEPTION
                                      load-adjusted   load-adjusted   load-adjusted    load-adjusted
                                      -------------   -------------   -------------   ---------------
CLASS A SHARES - Inception 8/2/99     3.32%  (1.59)%   9.88%   4.70%  10.35%   9.29%  7.58%    6.85%
CLASS B SHARES - Inception 12/21/00   2.84   (2.11)    9.06    4.06    9.54    9.26   9.05     8.94
CLASS C SHARES - Inception 12/21/00   2.85    1.86     9.10    8.10    9.53    9.53   9.05     9.05
CLASS I SHARES - Inception 3/1/02     3.50      NA    10.14      NA      NA      NA   9.58       NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an as an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of Calamos High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The CS High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


30 ANNUAL REPORT Calamos High Yield Fund

Calamos Convertible Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CCVIX      CALBX      CCVCX

FUND OBJECTIVE

Current income with a secondary objective of growth

INVESTMENT STRATEGY

- Invests in convertible securities, which provide the growth potential of equities along with the income and limited downside potential typical of fixed-income securities

-    Invests in convertible securities issued by both U.S. and foreign companies

- Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

- Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

-    Current income as well as capital growth potential

- An investment that offers both the upside potential of stocks and the downside protection of bonds.

ASSET ALLOCATION

Corporate Bonds                  0.0%
Convertible Bonds               63.8
Convertible Preferreds          14.1
Preferreds                       0.0
Common Stock                    13.2
Synthetic Convertibles           8.3
Cash and Receivables/Payables    0.6

Q. HOW DID CALAMOS CONVERTIBLE FUND PERFORM DURING THE REPORTING PERIOD?

A. Calamos Convertible Fund returned 2.70% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the S&P 500 Index* earned 7.54% and the Value Line Convertible Index** earned 3.33%. Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 6.77% and 9.96%, respectively.

GROWTH OF $10,000: for 10-year period ended 10/31/06

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVSQ CALAMOS CONVERTIBLE FUND
CLASS A
10-YEAR
10/31/2006

                       Value Line
                      Convertible   S&P 500
DATE          LOAD       Index       Index
----         ------   -----------   -------
10/31/1996    9,522      10,000      10,000
11/30/1996    9,973      10,232      10,756
12/31/1996   10,021      10,281      10,543
01/31/1997   10,348      10,572      11,201
02/28/1997   10,383      10,556      11,289
03/31/1997   10,230      10,420      10,825
04/30/1997   10,459      10,462      11,472
05/31/1997   10,981      10,962      12,170
06/30/1997   11,301      11,258      12,715
07/31/1997   11,836      11,860      13,727
08/31/1997   11,586      11,974      12,958
09/30/1997   12,030      12,424      13,668
10/31/1997   11,670      12,162      13,211
11/30/1997   11,922      12,143      13,823
12/31/1997   12,107      12,138      14,060
01/31/1998   12,076      12,234      14,216
02/28/1998   12,671      12,663      15,241
03/31/1998   13,419      13,167      16,021
04/30/1998   13,334      13,295      16,183
05/31/1998   13,172      12,931      15,904
06/30/1998   13,581      12,750      16,551
07/31/1998   13,427      12,488      16,374
08/31/1998   12,099      10,962      14,007
09/30/1998   12,150      11,082      14,904
10/31/1998   12,470      11,364      16,117
11/30/1998   13,025      11,775      17,093
12/31/1998   13,516      11,494      18,078
01/31/1999   13,820      11,736      18,834
02/28/1999   13,532      11,522      18,249

03/31/1999   13,844      11,601                        18,979
04/30/1999   14,442      12,279                        19,714
05/31/1999   14,151      12,342                        19,249
06/30/1999   14,644      12,584                        20,317
07/31/1999   14,628      12,584                        19,682
08/31/1999   14,660      12,457                        19,585
09/30/1999   14,538      12,457                        19,048
10/31/1999   15,122      12,646                        20,253
11/30/1999   16,075      13,145                        20,665
12/31/1999   18,261      13,735                        21,882
01/31/2000   17,575      13,856                        20,783
02/29/2000   19,208      14,419                        20,389
03/31/2000   19,122      14,683                        22,384
04/30/2000   18,399      13,316                        21,711
05/31/2000   17,743      13,121                        21,265
06/30/2000   18,672      13,882                        21,790
07/31/2000   18,579      13,528                        21,449
08/31/2000   19,991      14,138                        22,781
09/30/2000   20,076      13,944                        21,578
10/31/2000   19,303      13,161                        21,487
11/30/2000   18,547      12,503                        19,793
12/31/2000   19,586      12,320                        19,890
01/31/2001   19,461      13,298                        20,596
02/28/2001   18,923      12,966                        18,718
03/31/2001   18,503      12,056                        17,532
04/30/2001   19,054      12,876                        18,894
05/31/2001   19,141      13,229                        19,021
06/30/2001   18,928      13,063                        18,558
07/31/2001   18,869      12,830                        18,375
08/31/2001   18,587      12,712                        17,225
09/30/2001   17,532      11,825                        15,834
10/31/2001   17,670      12,006                        16,136
11/30/2001   18,437      12,479                        17,374
12/31/2001   18,748      12,637                        17,526
01/31/2002   18,829      12,667                        17,270
02/28/2002   18,607      12,301                        16,937
03/31/2002   19,162      12,738                        17,574

04/30/2002   19,427      12,591                        16,509
05/31/2002   19,518      12,495                        16,387
06/30/2002   18,683      11,829                        15,220
07/31/2002   17,574      11,128                        14,034
08/31/2002   17,747      11,256                        14,125
09/30/2002   16,977      10,980                        12,590
10/31/2002   17,325      11,222                        13,698
11/30/2002   18,429      11,824                        14,505
12/31/2002   17,893      12,003                        13,653
01/31/2003   18,016      12,351                        13,295
02/28/2003   17,821      12,356                        13,096
03/31/2003   17,700      12,560                        13,223
04/30/2003   18,752      13,182                        14,312
05/31/2003   19,671      13,724                        15,066
06/30/2003   19,794      13,909                        15,258
07/31/2003   19,949      14,165                        15,527
08/31/2003   20,343      14,070                        15,830
09/30/2003   20,269      13,890                        15,662
10/31/2003   21,198      14,244                        16,548
11/30/2003   21,772      14,456                        16,693
12/31/2003   22,369      14,910                        17,569
01/31/2004   23,200      15,179                        17,891
02/29/2004   23,495      15,288                        18,140
03/31/2004   23,569      15,711                        17,866
04/30/2004   22,741      15,510                        17,586
05/31/2004   22,879      15,506                        17,827
06/30/2004   23,211      15,692                        18,174
07/31/2004   22,336      15,345                        17,572
08/31/2004   22,218      15,238                        17,643
09/30/2004   22,636      15,573                        17,835
10/31/2004   22,518      15,733                        18,107
11/30/2004   23,474      16,238                        18,840
12/31/2004   24,056      16,657                        19,481
01/31/2005   23,477      16,327                        19,006
02/28/2005   23,488      16,435                        19,406
03/31/2005   23,171      16,018                        19,062
04/30/2005   22,440      15,585                        18,701

05/31/2005   23,060      15,540                        19,296
06/30/2005   23,398      16,253                        19,323
07/31/2005   24,136      16,655                        20,042
08/31/2005   24,078      16,888                        19,859
09/30/2005   24,456      17,028                        20,020
10/31/2005   24,016      16,800                        19,686
11/30/2005   24,587      17,080                        20,430
12/31/2005   24,734      17,244                        20,437
01/31/2006   25,751      17,522                        20,979
02/28/2006   25,378      17,652                        21,036
03/31/2006   25,713      17,955                        21,297
04/30/2006   26,039      18,210                        21,583
05/31/2006   25,397      17,768                        20,962
06/30/2006   25,457      17,745                        20,991
07/31/2006   25,457      17,622                        21,120
08/31/2006   25,615      17,920                        21,623
09/30/2006   25,972      18,194                        22,180
10/31/2006   26,408      18,553                        22,903

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

A. The Fund benefited from the improving valuations in the convertible market. In 2005, hedge fund managers drove a sell-off in the convertible bond market. While this created considerable short-term challenges, we relied on our nearly three decades of experience in the convertible securities market to identify longer-term opportunities. Throughout the reporting period, the Fund continued to benefit from the proactive stance we took when convertibles fell out of favor with less experienced investors.

Also, convertible securities vary in their equity sensitivity--that is, their response to changes in the stock of the issuing company. The Fund's convertible holdings exhibited greater equity sensitivity than those of the Value Line Convertible Index; this contributed to positive performance over the period.


                                       Calamos Convertible Fund ANNUAL REPORT 31

Calamos Convertible Fund

CREDIT QUALITY ALLOCATION OF BONDS

AAA                   6.8%
AA                   10.8
A                    18.5
BBB                  30.9
BB                    5.8
B                     5.6
CCC and below         0.0
Unrated Securities   21.6

SECTOR ALLOCATION

Financials                   24.5%
Consumer Discretionary       16.3
Health Care                  16.1
Industrials                  13.7
Information Technology       12.6
Energy                        7.5
Consumer Staples              2.3
Utilities                     1.1
Telecommunication Services    0.1
Materials                     0.1

Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.

In contrast, our emphasis on sound financials and credit strength was at odds with overall market sentiment during the period and tempered the Fund's performance relative to the benchmark. As of the end of the period, the average credit quality of the portfolio was BBB, an investment-grade rating. During the reporting period, however, market participants favored lower-quality convertible securities. We believe that the portfolio is appropriately positioned, given our view that the economy is in a period of slowdown--an environment that could present added challenges for companies of lesser quality. In other words, the Fund's quality bias reflects our long-standing practice of seeking to position portfolios ahead of events.

Q. WHAT TYPES OF COMPANIES ARE YOU EMPHASIZING WITHIN THE PORTFOLIO?

A. Because we believe the economy is in a mid-cycle slowdown, we are favoring traditional growth-oriented issues with sustainable business models. At the same time, we are de-emphasizing cyclicals such as energy and materials; we believe cyclical businesses that owe their growth to volatile commodity prices or to recovery-level growth in the gross domestic product pose higher risk today than more stable growth issues. Also, we remain in issues with higher-quality credit ratings.

Q. WHAT IS YOUR OUTLOOK FOR CONVERTIBLE SECURITIES?

A. We remain optimistic about convertibles as an asset class. Although valuations have improved in the convertible market, we believe more room for valuation improvement remains, which should continue to serve investors well. Finally, we maintain considerable conviction in the traditional benefits of convertibles. Offering upside appreciation potential in rising equity markets, potential downside protection during declining equity markets and an income stream, convertible bonds remain a compelling choice for balancing investment risk and reward over a market cycle.


32 ANNUAL REPORT Calamos Convertible Fund

                                                        Calamos Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (6/21/85) THROUGH 10/31/06

The chart to the right shows how the Fund performed in relation to the S&P 500 Index since inception. By observing the last 10 years, you can see that the Fund delivered attractive performance with much less volatility than the all-equity S&P 500 Index.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVSQ CALAMOS CONVERTIBLE FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                      Value Line
                      Convertible   S&P 500
DATE          LOAD       Index       Index
----         ------   -----------   -------
06/21/1985    9,524
06/30/1985    9,524      10,000      10,000
07/31/1985    9,400       9,971       9,985
08/31/1985    9,400       9,922       9,900
09/30/1985    9,333       9,669       9,590
10/31/1985    9,505      10,059      10,033
11/30/1985    9,907      10,474      10,722
12/31/1985   10,195      10,799      11,240
01/31/1986   10,369      11,149      11,303
02/28/1986   11,036      11,706      12,148
03/31/1986   11,591      12,241      12,826
04/30/1986   11,679      12,442      12,681
05/31/1986   11,913      12,534      13,356
06/30/1986   12,003      12,605      13,582
07/31/1986   11,546      12,183      12,822
08/31/1986   11,945      12,472      13,773
09/30/1986   11,533      12,109      12,634
10/31/1986   11,864      12,480      13,363
11/30/1986   11,894      12,417      13,688
12/31/1986   11,841      12,344      13,338
01/31/1987   12,505      13,160      15,134
02/28/1987   12,980      13,626      15,732
03/31/1987   13,033      13,930      16,186
04/30/1987   12,702      13,634      16,043
05/31/1987   12,759      13,735      16,182
06/30/1987   13,017      13,999      16,999
07/31/1987   13,352      14,151      17,860
08/31/1987   13,610      14,549      18,526
09/30/1987   13,392      14,374      18,120

10/31/1987   11,318      12,043                              14,218
11/30/1987   10,900      11,369                              13,046
12/31/1987   11,310      11,461                              14,039
01/31/1988   11,423      11,833                              14,629
02/29/1988   11,976      12,608                              15,311
03/31/1988   12,020      12,787                              14,838
04/30/1988   12,089      12,946                              15,002
05/31/1988   12,008      12,970                              15,132
06/30/1988   12,524      13,411                              15,826
07/31/1988   12,303      13,399                              15,766
08/31/1988   11,944      13,021                              15,231
09/30/1988   12,060      13,101                              15,919
10/31/1988   12,048      13,135                              16,322
11/30/1988   11,790      12,962                              16,089
12/31/1988   12,014      13,107                              16,370
01/31/1989   12,467      13,731                              17,569
02/28/1989   12,407      13,832                              17,131
03/31/1989   12,528      13,979                              17,531
04/30/1989   12,962      14,328                              18,441
05/31/1989   13,204      14,635                              19,187
06/30/1989   13,141      14,439                              19,078
07/31/1989   13,729      14,706                              20,801
08/31/1989   14,256      15,038                              21,207
09/30/1989   14,147      15,004                              21,121
10/31/1989   13,823      14,299                              20,631
11/30/1989   13,836      14,286                              21,052
12/31/1989   13,914      14,089                              21,557
01/31/1990   13,293      13,680                              20,110
02/28/1990   13,344      13,642                              20,369
03/31/1990   13,572      13,857                              20,909
04/30/1990   13,275      13,498                              20,387
05/31/1990   14,101      13,977                              22,375
06/30/1990   14,050      14,075                              22,224
07/31/1990   14,050      13,837                              22,153
08/31/1990   13,302      13,002                              20,150
09/30/1990   12,631      12,428                              19,170
10/31/1990   12,257      11,639                              19,088

11/30/1990   13,098      11,895                              20,322
12/31/1990   13,418      12,237                              20,888
01/31/1991   14,326      12,989                              21,798
02/28/1991   15,206      13,989                              23,357
03/31/1991   15,521      14,866                              23,922
04/30/1991   15,630      15,021                              23,979
05/31/1991   16,289      15,359                              25,013
06/30/1991   15,503      14,955                              23,867
07/31/1991   16,225      15,281                              24,980
08/31/1991   16,767      15,631                              25,223
09/30/1991   16,586      15,693                              25,144
10/31/1991   16,881      15,745                              25,482
11/30/1991   16,446      15,580                              24,455
12/31/1991   18,350      15,818                              27,252
01/31/1992   18,322      17,000                              26,744
02/29/1992   18,762      17,384                              27,090
03/31/1992   18,420      17,370                              26,563
04/30/1992   18,205      17,290                              27,343
05/31/1992   18,463      17,608                              27,477
06/30/1992   18,036      17,397                              27,068
07/31/1992   18,699      17,975                              28,174
08/31/1992   18,411      17,869                              27,598
09/30/1992   18,728      18,235                              27,922
10/31/1992   18,801      18,339                              28,018
11/30/1992   19,470      18,834                              28,972
12/31/1992   19,748      19,198                              29,328
01/31/1993   20,308      19,743                              29,573
02/28/1993   19,925      19,986                              29,976
03/31/1993   20,826      20,703                              30,609
04/30/1993   20,752      20,689                              29,869
05/31/1993   21,272      21,096                              30,668
06/30/1993   21,504      21,252                              30,758
07/31/1993   21,396      21,531                              30,634
08/31/1993   22,459      22,009                              31,796
09/30/1993   22,630      22,506                              31,553
10/31/1993   23,175      23,170                              32,205
11/30/1993   22,536      22,885                              31,898

12/31/1993   23,214      23,306                              32,284
01/31/1994   23,938      23,966                              33,381
02/28/1994   23,534      24,083                              32,475
03/31/1994   22,381      23,479                              31,060
04/30/1994   22,093      22,915                              31,458
05/31/1994   22,025      22,780                              31,974
06/30/1994   21,443      22,680                              31,190
07/31/1994   22,120      22,950                              32,215
08/31/1994   22,746      23,500                              33,535
09/30/1994   22,295      23,425                              32,715
10/31/1994   22,699      23,156                              33,450
11/30/1994   21,681      22,519                              32,232
12/31/1994   21,580      22,409                              32,710
01/31/1995   21,562      22,666                              33,559
02/28/1995   22,183      23,328                              34,866
03/31/1995   22,806      23,809                              35,895
04/30/1995   23,577      24,394                              36,952
05/31/1995   24,239      25,080                              38,429
06/30/1995   25,083      26,071                              39,322
07/31/1995   26,119      27,033                              40,626
08/31/1995   26,082      27,535                              40,728
09/30/1995   26,730      28,088                              42,447
10/31/1995   26,600      27,604                              42,295
11/30/1995   27,512      28,192                              44,152
12/31/1995   27,893      28,477                              45,002
01/31/1996   28,598      29,351                              46,534
02/29/1996   29,061      29,800                              46,965
03/31/1996   29,363      30,072                              47,417
04/30/1996   29,566      30,646                              48,116
05/31/1996   29,849      31,498                              49,357
06/30/1996   30,024      31,133                              49,545
07/31/1996   28,996      30,168                              47,357
08/31/1996   29,596      31,193                              48,355
09/30/1996   30,197      31,936                              51,077
10/31/1996   30,930      32,223                              52,486
11/30/1996   32,397      32,971                              56,453
12/31/1996   32,551      33,129                              55,335

01/31/1997   33,613      34,066                              58,792
02/28/1997   33,726      34,015                              59,252
03/31/1997   33,229      33,577                              56,818
04/30/1997   33,975      33,711                              60,210
05/31/1997   35,669      35,322                              63,876
06/30/1997   36,709      36,276                              66,737
07/31/1997   38,448      38,217                              72,047
08/31/1997   37,636      38,584                              68,011
09/30/1997   39,076      40,034                              71,736
10/31/1997   37,908      39,190                              69,340
11/30/1997   38,726      39,127                              72,550
12/31/1997   39,325      39,111                              73,796
01/31/1998   39,226      39,420                              74,612
02/28/1998   41,159      40,804                              79,994
03/31/1998   43,588      42,428                              84,090
04/30/1998   43,313      42,839                              84,936
05/31/1998   42,788      41,667                              83,476
06/30/1998   44,116      41,084                              86,867
07/31/1998   43,615      40,242                              85,942
08/31/1998   39,301      35,323                              73,517
09/30/1998   39,468      35,711                              78,226
10/31/1998   40,508      36,618                              84,589
11/30/1998   42,307      37,942                              89,716
12/31/1998   43,903      37,037                              94,886
01/31/1999   44,892      37,817                              98,854
02/28/1999   43,955      37,129                              95,781
03/31/1999   44,970      37,382                              99,613
04/30/1999   46,912      39,567                             103,471
05/31/1999   45,967      39,769                             101,028
06/30/1999   47,568      40,550                             106,635
07/31/1999   47,515      40,550                             103,305
08/31/1999   47,621      40,141                             102,794
09/30/1999   47,225      40,139                              99,976
10/31/1999   49,120      40,751                             106,302
11/30/1999   52,217      42,357                             108,463
12/31/1999   59,318      44,259                             114,851
01/31/2000   57,087      44,648                             109,081

02/29/2000   62,393      46,462                             107,016
03/31/2000   62,113      47,312                             117,485
04/30/2000   59,764      42,907                             113,951
05/31/2000   57,634      42,279                             111,613
06/30/2000   60,651      44,731                             114,364
07/31/2000   60,349      43,590                             112,577
08/31/2000   64,936      45,555                             119,569
09/30/2000   65,214      44,932                             113,257
10/31/2000   62,700      42,409                             112,778
11/30/2000   60,246      40,290                             103,886
12/31/2000   63,621      39,700                             104,395
01/31/2001   63,215      42,851                             108,099
02/28/2001   61,467      41,781                              98,242
03/31/2001   60,104      38,848                              92,018
04/30/2001   61,894      41,490                              99,169
05/31/2001   62,177      42,627                              99,834
06/30/2001   61,482      42,094                              97,404
07/31/2001   61,293      41,342                              96,445
08/31/2001   60,376      40,963                              90,407
09/30/2001   56,951      38,104                              83,107
10/31/2001   57,396      38,687                              84,691
11/30/2001   59,888      40,212                              91,188
12/31/2001   60,899      40,720                              91,987
01/31/2002   61,162      40,818                              90,644
02/28/2002   60,440      39,638                              88,896
03/31/2002   62,244      41,045                              92,239
04/30/2002   63,103      40,573                              86,647
05/31/2002   63,400      40,261                              86,009
06/30/2002   60,688      38,115                              79,882
07/31/2002   57,087      35,859                              73,657
08/31/2002   57,648      36,271                              74,139
09/30/2002   55,147      35,382                              66,081
10/31/2002   56,276      36,161                              71,898
11/30/2002   59,862      38,099                              76,130
12/31/2002   58,122      38,678                              71,657
01/31/2003   58,523      39,800                              69,780
02/28/2003   57,888      39,816                              68,733

03/31/2003   57,494      40,473                              69,400
04/30/2003   60,913      42,476                              75,117
05/31/2003   63,897      44,222                              79,075
06/30/2003   64,296      44,819                              80,083
07/31/2003   64,801      45,644                              81,495
08/31/2003   66,081      45,338                              83,085
09/30/2003   65,839      44,757                              82,202
10/31/2003   68,856      45,899                              86,852
11/30/2003   70,721      46,583                              87,617
12/31/2003   72,659      48,045                              92,212
01/31/2004   75,362      48,910                              93,904
02/29/2004   76,320      49,262                              95,209
03/31/2004   76,560      50,627                              93,773
04/30/2004   73,868      49,979                              92,301
05/31/2004   74,317      49,964                              93,568
06/30/2004   75,397      50,563                              95,387
07/31/2004   72,552      49,446                              92,230
08/31/2004   72,170      49,100                              92,603
09/30/2004   73,529      50,180                              93,606
10/31/2004   73,146      50,697                              95,036
11/30/2004   76,249      52,324                              98,881
12/31/2004   78,140      53,674                             102,246
01/31/2005   76,260      52,612                              99,754
02/28/2005   76,297      52,959                             101,853
03/31/2005   75,265      51,614                             100,050
04/30/2005   72,890      50,220                              98,152
05/31/2005   74,905      50,074                             101,275
06/30/2005   76,003      52,373                             101,419
07/31/2005   78,400      53,666                             105,190
08/31/2005   78,213      54,418                             104,231
09/30/2005   79,442      54,869                             105,075
10/31/2005   78,011      54,134                             103,323
11/30/2005   79,866      55,038                             107,231
12/31/2005   80,343      55,567                             107,268
01/31/2006   83,647      56,461                             110,109
02/28/2006   82,434      56,879                             110,407
03/31/2006   83,522      57,857                             111,782

04/30/2006   84,583      58,679                             113,283
05/31/2006   82,497      57,253                             110,022
06/30/2006   82,693      57,179                             110,171
07/31/2006   82,693      56,784                             110,851
08/31/2006   83,206      57,744                             113,489
09/30/2006   84,364      58,627                             116,413
10/31/2006   85,781      59,782                             120,207

AVERAGE ANNUAL TOTAL RETURN+

                                                                                         10 YEARS OR
                                        7 MONTHS         1 YEAR         5 YEARS      ##SINCE INCEPTION
                                     load-adjusted   load-adjusted   load-adjusted      load-adjusted
                                     -------------   -------------   -------------   -----------------
CLASS A SHARES - Inception 6/21/85   2.70%  (2.19)%   9.96%   4.75%  8.37%   7.32%   10.74%    10.20%
CLASS B SHARES - Inception 9/11/00   2.24   (2.76)    9.16    4.25   7.56    7.26     6.11##    6.11##
CLASS C SHARES - Inception 7/5/96    2.23    1.23     9.15    8.18   7.56    7.56    10.09     10.09
CLASS I SHARES - Inception 6/25/97   2.83      NA    10.26      NA   8.63      NA     9.80##      NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

** The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


                                       Calamos Convertible Fund ANNUAL REPORT 33

Calamos Market Neutral Income Fund
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment during the seven-month period ended October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CVSIX      CAMNX      CVSCX

FUND OBJECTIVE

High current income consistent with stability of principal

INVESTMENT STRATEGY

- Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying their emphases based on market conditions

- The convertible arbitrage strategy invests in convertible securities and short sells their underlying stocks to generate income and hedge against equity market risk

- Through covered call writing, generates income by writing (selling) options on the portfolio's equities and market indexes

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

- The potential for an above-average income stream with relative stability of principal

-    A strategy designed to provide added diversification and reduced volatility

STRATEGY ALLOCATION

                                   (PIE CHART)

Q. HOW DID CALAMOS MARKET NEUTRAL INCOME FUND PERFORM DURING THE REPORTING
PERIOD?

A. Calamos Market Neutral Income Fund returned 3.45% (Class A shares, before sales charges) for the seven-month period ended October 31, 2006. For the same period, the Lehman Brothers Government/Credit Index* gained 4.42% and the Citigroup 30-Day Treasury Bill Index** gained 2.79%.

Additionally, for the 10-month period and 12-month period ended October 31, 2006, the Fund has gained 7.08% and 8.15%, respectively.

GROWTH OF $10,000: for 10-year period ended 10/31/06

                              (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXP CALAMOS MARKET NEUTRAL INCOME FUND
CLASS A
10-YEAR
10/31/2006

                       Citigroup                        Lehman
                        30 Day                         Brothers
                       Treasury                       Government
   DATE       LOAD    Bill Index                     Credit Index
   ----      ------   ----------                     ------------
10/31/1996    9,522     10,000                          10,000
11/30/1996    9,633     10,041                          10,184
12/31/1996    9,662     10,083                          10,071
01/31/1997    9,850     10,125                          10,083
02/28/1997    9,841     10,162                          10,104
03/31/1997    9,841     10,203                           9,984
04/30/1997    9,887     10,245                          10,130
05/31/1997   10,078     10,287                          10,224
06/30/1997   10,278     10,323                          10,347
07/31/1997   10,588     10,367                          10,664
08/31/1997   10,552     10,411                          10,544
09/30/1997   10,891     10,446                          10,710
10/31/1997   10,835     10,488                          10,881
11/30/1997   10,881     10,530                          10,938
12/31/1997   11,014     10,574                          11,053
01/31/1998   11,088     10,615                          11,209
02/28/1998   11,200     10,654                          11,186
03/31/1998   11,390     10,698                          11,221
04/30/1998   11,725     10,744                          11,277
05/31/1998   11,639     10,786                          11,398
06/30/1998   11,649     10,825                          11,514
07/31/1998   11,764     10,868                          11,524
08/31/1998   11,476     10,911                          11,749
09/30/1998   11,408     10,953                          12,085
10/31/1998   11,563     10,981                          11,999
11/30/1998   11,940     11,013                          12,071
12/31/1998   12,119     11,054                          12,100
01/31/1999   12,297     11,094                          12,186
02/28/1999   12,130     11,130                          11,897

03/31/1999   12,380     11,169                          11,956
04/30/1999   12,707     11,212                          11,985
05/31/1999   12,665     11,253                          11,862
06/30/1999   12,734     11,294                          11,825
07/31/1999   12,851     11,334                          11,792
08/31/1999   12,829     11,376                          11,783
09/30/1999   12,883     11,418                          11,889
10/31/1999   13,044     11,460                          11,920
11/30/1999   13,399     11,501                          11,913
12/31/1999   13,778     11,545                          11,840
01/31/2000   13,989     11,592                          11,837
02/29/2000   14,366     11,641                          11,986
03/31/2000   14,494     11,693                          12,159
04/30/2000   14,427     11,749                          12,099
05/31/2000   14,561     11,802                          12,089
06/30/2000   15,016     11,848                          12,335
07/31/2000   14,983     11,902                          12,466
08/31/2000   15,353     11,960                          12,642
09/30/2000   15,378     12,019                          12,690
10/31/2000   15,288     12,078                          12,769
11/30/2000   15,007     12,137                          12,987
12/31/2000   15,201     12,196                          13,244
01/31/2001   15,750     12,256                          13,466
02/28/2001   15,739     12,301                          13,605
03/31/2001   15,743     12,350                          13,667
04/30/2001   16,180     12,395                          13,565
05/31/2001   16,215     12,435                          13,643
06/30/2001   16,126     12,469                          13,708
07/31/2001   16,138     12,506                          14,050
08/31/2001   16,257     12,544                          14,230
09/30/2001   16,084     12,579                          14,361
10/31/2001   16,324     12,604                          14,726
11/30/2001   16,502     12,626                          14,484
12/31/2001   16,491     12,646                          14,370
01/31/2002   16,588     12,664                          14,475
02/28/2002   16,612     12,680                          14,598
03/31/2002   16,657     12,699                          14,302

04/30/2002   16,791     12,718                          14,579
05/31/2002   16,876     12,736                          14,714
06/30/2002   16,900     12,754                          14,839
07/31/2002   16,753     12,773                          15,018
08/31/2002   16,802     12,791                          15,354
09/30/2002   16,996     12,809                          15,684
10/31/2002   17,119     12,826                          15,535
11/30/2002   17,527     12,842                          15,544
12/31/2002   17,581     12,855                          15,956
01/31/2003   17,762     12,868                          15,955
02/28/2003   17,812     12,879                          16,239
03/31/2003   17,842     12,892                          16,218
04/30/2003   18,107     12,904                          16,391
05/31/2003   18,359     12,917                          16,857
06/30/2003   18,385     12,929                          16,790
07/31/2003   18,219     12,938                          16,086
08/31/2003   18,219     12,947                          16,192
09/30/2003   18,470     12,958                          16,705
10/31/2003   18,807     12,967                          16,494
11/30/2003   19,006     12,977                          16,537
12/31/2003   19,226     12,987                          16,700
01/31/2004   19,443     12,997                          16,852
02/29/2004   19,497     13,006                          17,058
03/31/2004   19,646     13,016                          17,215
04/30/2004   19,442     13,026                          16,686
05/31/2004   19,075     13,035                          16,601
06/30/2004   19,162     13,045                          16,669
07/31/2004   19,106     13,058                          16,845
08/31/2004   19,315     13,072                          17,202
09/30/2004   19,488     13,087                          17,262
10/31/2004   19,600     13,103                          17,412
11/30/2004   19,880     13,121                          17,218
12/31/2004   20,176     13,144                          17,401
01/31/2005   19,877     13,165                          17,522
02/28/2005   19,877     13,185                          17,406
03/31/2005   19,444     13,213                          17,284
04/30/2005   19,013     13,241                          17,543

05/31/2005   19,274     13,271                          17,763
06/30/2005   19,464     13,301                          17,879
07/31/2005   19,836     13,334                          17,678
08/31/2005   19,774     13,371                          17,942
09/30/2005   19,832     13,408                          17,707
10/31/2005   19,566     13,443                          17,555
11/30/2005   19,723     13,484                          17,645
12/31/2005   19,761     13,530                          17,813
01/31/2006   20,262     13,575                          17,780
02/28/2006   20,278     13,619                          17,829
03/31/2006   20,456     13,670                          17,633
04/30/2006   20,519     13,721                          17,577
05/31/2006   20,421     13,774                          17,568
06/30/2006   20,428     13,828                          17,608
07/31/2006   20,510     13,880                          17,837
08/31/2006   20,790     13,939                          18,119
09/30/2006   20,945     13,997                          18,297
10/31/2006   21,161     14,051                          18,412

Q. REFLECTIVE OF ITS MARKET NEUTRAL APPROACH, THIS FUND USES CONVERTIBLE ARBITRAGE AND COVERED CALL WRITING STRATEGIES. HOW DID THESE COMPLEMENTARY STRATEGIES CONTRIBUTE TO PERFORMANCE OVER THE REPORTING PERIOD?

A. Both convertible arbitrage and covered call writing contributed to the Fund's positive performance.

The convertible arbitrage strategy benefited from improving valuations in the convertible market. In 2005, many hedge fund convertible arbitrage managers leveraged their portfolios at precisely the wrong moment, putting huge pressure on the convertible market through a sharp sell-off. (We note that we do not engage in leverage.) This created opportunity for us. As the market regained its equilibrium, valuations strengthened.


34 ANNUAL REPORT Calamos Market Neutral Income Fund

                                              Calamos Market Neutral Income Fund

These favorable trends continued to benefit the Fund throughout the reporting period.

In convertible arbitrage, we buy a company's convertible security and short the stock to create a neutral position. If the value of the convertible improves, the investor may be positioned to gain as the stock price may not have necessarily changed. In many instances during the reporting period, this was the case; and the Fund gained. Finally, income from the convertible securities also contributed to total return.

The addition of the covered call strategy provided enhanced income. When a call is written (or sold), the writer receives a premium for that call. As covered call writers, we received premiums--and that income contributed to total return. Additionally, we wrote calls that were "slightly out of the money," which means that they were structured to allow for some upside participation in the equity market.

Q. IN CLOSING, CAN YOU SPEAK TO THE ROLE THIS FUND CAN SERVE IN AN ASSET ALLOCATION?

A. Because of its risk-managed approach to total return and high current income, we believe the Fund may be a good choice for investors seeking an alternative, or complement, to a traditional fixed-income allocation. Also, since its inception, the Fund has demonstrated low correlation to a number of traditional asset classes--such as stocks and bonds. This may make it a compelling choice for investors seeking enhanced diversification in their long-term portfolios.


                             Calamos Market Neutral Income Fund ANNUAL REPORT 35

Calamos Market Neutral Income Fund

GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/06

  Since its inception, the Fund has demonstrated low correlation to a number of traditional asset classes--such as stocks and bonds. This may make it a compelling choice for investors seeking enhanced diversification in their long-term portfolios.

                              (PERFORMANCE GRAPH)

GROWTH OF $10,000
CVXP CALAMOS MARKET NEUTRAL INCOME FUND
CLASS A
INCEPTION TO DATE
10/31/2006

                                                                           Lehman
                       Citigroup                                           Brothers
                        30 Day                                           Government
                       Treasury                                            Credit
   DATE       LOAD    Bill Index                                            Index
   ----      ------   ----------                                         ----------
09/04/1990    9,524     10,000                                             10,000

09/30/1990    9,543     10,058                                             10,083
10/31/1990    9,524     10,116                                             10,217
11/30/1990    9,629     10,173                                             10,439
12/31/1990    9,800     10,221                                             10,597
01/31/1991   10,014     10,269                                             10,716
02/28/1991   10,237     10,311                                             10,808
03/31/1991   10,423     10,361                                             10,882
04/30/1991   10,492     10,408                                             11,008
05/31/1991   10,601     10,448                                             11,059
06/30/1991   10,560     10,492                                             11,047
07/31/1991   10,651     10,541                                             11,185
08/31/1991   10,852     10,588                                             11,443
09/30/1991   10,771     10,632                                             11,682
10/31/1991   10,864     10,675                                             11,786
11/30/1991   10,833     10,712                                             11,904
12/31/1991   11,170     10,745                                             12,305
01/31/1992   11,406     10,777                                             12,123
02/29/1992   11,535     10,809                                             12,187
03/31/1992   11,534     10,846                                             12,121
04/30/1992   11,589     10,875                                             12,193
05/31/1992   11,775     10,907                                             12,430
06/30/1992   11,677     10,939                                             12,612
07/31/1992   11,921     10,967                                             12,934
08/31/1992   11,921     10,995                                             13,050
09/30/1992   12,077     11,020                                             13,228
10/31/1992   12,258     11,042                                             13,026
11/30/1992   12,428     11,067                                             13,016
12/31/1992   12,530     11,094                                             13,238

01/31/1993   12,843     11,119                                             13,526
02/28/1993   12,681     11,143                                             13,807
03/31/1993   12,890     11,169                                             13,854
04/30/1993   12,925     11,195                                             13,961
05/31/1993   13,067     11,223                                             13,953
06/30/1993   13,222     11,249                                             14,270
07/31/1993   13,282     11,276                                             14,361
08/31/1993   13,560     11,304                                             14,691
09/30/1993   13,803     11,327                                             14,742
10/31/1993   13,963     11,356                                             14,802
11/30/1993   13,840     11,382                                             14,635
12/31/1993   14,051     11,412                                             14,699
01/31/1994   14,237     11,439                                             14,920
02/28/1994   14,175     11,464                                             14,595
03/31/1994   13,809     11,496                                             14,238
04/30/1994   13,470     11,529                                             14,121
05/31/1994   13,332     11,565                                             14,094
06/30/1994   13,192     11,599                                             14,061
07/31/1994   13,320     11,637                                             14,342
08/31/1994   13,474     11,679                                             14,348
09/30/1994   13,359     11,720                                             14,131
10/31/1994   13,359     11,763                                             14,115
11/30/1994   13,152     11,806                                             14,090
12/31/1994   13,009     11,848                                             14,183
01/31/1995   13,114     11,891                                             14,455
02/28/1995   13,245     11,938                                             14,791
03/31/1995   13,444     11,989                                             14,890
04/30/1995   13,616     12,045                                             15,097
05/31/1995   13,855     12,102                                             15,730
06/30/1995   14,160     12,156                                             15,856
07/31/1995   14,442     12,211                                             15,795
08/31/1995   14,469     12,267                                             15,997
09/30/1995   14,549     12,320                                             16,159
10/31/1995   14,549     12,374                                             16,397
11/30/1995   14,834     12,425                                             16,667
12/31/1995   14,890     12,483                                             16,912
01/31/1996   14,986     12,529                                             17,017

02/29/1996   15,246     12,576                                             16,656
03/31/1996   15,273     12,626                                             16,517
04/30/1996   15,507     12,680                                             16,403
05/31/1996   15,755     12,732                                             16,376
06/30/1996   15,507     12,784                                             16,594
07/31/1996   15,112     12,835                                             16,633
08/31/1996   15,563     12,888                                             16,592
09/30/1996   15,760     12,941                                             16,887
10/31/1996   15,874     12,995                                             17,281
11/30/1996   16,059     13,049                                             17,599
12/31/1996   16,107     13,103                                             17,403
01/31/1997   16,421     13,157                                             17,424
02/28/1997   16,406     13,206                                             17,461
03/31/1997   16,406     13,259                                             17,253
04/30/1997   16,482     13,314                                             17,505
05/31/1997   16,801     13,369                                             17,669
06/30/1997   17,135     13,416                                             17,881
07/31/1997   17,652     13,472                                             18,428
08/31/1997   17,591     13,530                                             18,221
09/30/1997   18,156     13,575                                             18,507
10/31/1997   18,063     13,629                                             18,804
11/30/1997   18,140     13,683                                             18,903
12/31/1997   18,361     13,741                                             19,101
01/31/1998   18,485     13,794                                             19,371
02/28/1998   18,671     13,846                                             19,331
03/31/1998   18,988     13,902                                             19,391
04/30/1998   19,546     13,962                                             19,488
05/31/1998   19,403     14,017                                             19,698
06/30/1998   19,420     14,067                                             19,898
07/31/1998   19,612     14,123                                             19,914
08/31/1998   19,131     14,180                                             20,303
09/30/1998   19,018     14,234                                             20,884
10/31/1998   19,276     14,271                                             20,736
11/30/1998   19,905     14,311                                             20,860
12/31/1998   20,204     14,365                                             20,911
01/31/1999   20,499     14,417                                             21,059
02/28/1999   20,222     14,464                                             20,559

03/31/1999   20,638     14,514                                             20,661
04/30/1999   21,184     14,570                                             20,712
05/31/1999   21,114     14,624                                             20,498
06/30/1999   21,228     14,677                                             20,434
07/31/1999   21,423     14,729                                             20,378
08/31/1999   21,388     14,783                                             20,362
09/30/1999   21,477     14,838                                             20,545
10/31/1999   21,746     14,893                                             20,598
11/30/1999   22,337     14,946                                             20,587
12/31/1999   22,970     15,002                                             20,462
01/31/2000   23,321     15,064                                             20,456
02/29/2000   23,949     15,127                                             20,712
03/31/2000   24,163     15,195                                             21,012
04/30/2000   24,052     15,269                                             20,909
05/31/2000   24,275     15,337                                             20,890
06/30/2000   25,034     15,396                                             21,317
07/31/2000   24,978     15,467                                             21,543
08/31/2000   25,596     15,543                                             21,847
09/30/2000   25,637     15,619                                             21,929
10/31/2000   25,487     15,695                                             22,066
11/30/2000   25,018     15,772                                             22,444
12/31/2000   25,341     15,849                                             22,887
01/31/2001   26,257     15,927                                             23,271
02/28/2001   26,238     15,985                                             23,511
03/31/2001   26,245     16,049                                             23,619
04/30/2001   26,973     16,108                                             23,442
05/31/2001   27,032     16,159                                             23,576
06/30/2001   26,884     16,204                                             23,689
07/31/2001   26,903     16,252                                             24,280
08/31/2001   27,101     16,302                                             24,592
09/30/2001   26,814     16,347                                             24,818
10/31/2001   27,213     16,379                                             25,447
11/30/2001   27,511     16,408                                             25,030
12/31/2001   27,493     16,434                                             24,833
01/31/2002   27,654     16,457                                             25,015
02/28/2002   27,694     16,479                                             25,227
03/31/2002   27,770     16,503                                             24,716

04/30/2002   27,992     16,527                                             25,194
05/31/2002   28,134     16,551                                             25,427
06/30/2002   28,173     16,575                                             25,643
07/31/2002   27,929     16,598                                             25,952
08/31/2002   28,010     16,622                                             26,534
09/30/2002   28,334     16,645                                             27,104
10/31/2002   28,539     16,668                                             26,845
11/30/2002   29,219     16,688                                             26,861
12/31/2002   29,309     16,706                                             27,573
01/31/2003   29,611     16,722                                             27,572
02/28/2003   29,695     16,737                                             28,063
03/31/2003   29,744     16,754                                             28,027
04/30/2003   30,186     16,770                                             28,326
05/31/2003   30,606     16,785                                             29,131
06/30/2003   30,650     16,802                                             29,015
07/31/2003   30,372     16,813                                             27,798
08/31/2003   30,372     16,825                                             27,982
09/30/2003   30,792     16,839                                             28,868
10/31/2003   31,353     16,850                                             28,503
11/30/2003   31,685     16,864                                             28,578
12/31/2003   32,052     16,877                                             28,860
01/31/2004   32,413     16,890                                             29,122
02/29/2004   32,503     16,901                                             29,479
03/31/2004   32,751     16,915                                             29,749
04/30/2004   32,411     16,928                                             28,836
05/31/2004   31,799     16,939                                             28,688
06/30/2004   31,945     16,952                                             28,806
07/31/2004   31,852     16,969                                             29,111
08/31/2004   32,200     16,987                                             29,727
09/30/2004   32,488     17,007                                             29,831
10/31/2004   32,676     17,028                                             30,089
11/30/2004   33,143     17,052                                             29,754
12/31/2004   33,635     17,081                                             30,071
01/31/2005   33,137     17,108                                             30,280
02/28/2005   33,137     17,134                                             30,080
03/31/2005   32,415     17,170                                             29,868
04/30/2005   31,697     17,207                                             30,316

05/31/2005   32,132     17,246                                             30,696
06/30/2005   32,449     17,285                                             30,897
07/31/2005   33,069     17,329                                             30,549
08/31/2005   32,965     17,376                                             31,005
09/30/2005   33,062     17,424                                             30,599
10/31/2005   32,618     17,470                                             30,338
11/30/2005   32,879     17,523                                             30,493
12/31/2005   32,944     17,582                                             30,783
01/31/2006   33,779     17,641                                             30,727
02/28/2006   33,806     17,698                                             30,810
03/31/2006   34,102     17,764                                             30,471
04/30/2006   34,208     17,831                                             30,376
05/31/2006   34,044     17,900                                             30,359
06/30/2006   34,056     17,970                                             30,429
07/31/2006   34,193     18,038                                             30,825
08/31/2006   34,658     18,114                                             31,312
09/30/2006   34,918     18,189                                             31,619
10/31/2006   35,277     18,260                                             31,818

AVERAGE ANNUAL TOTAL RETURN+

                                                                                        10 YEARS OR
                                        7 MONTHS         1 YEAR         5 YEARS      ##SINCE INCEPTION
                                     load-adjusted   load-adjusted   load-adjusted     load-adjusted
                                     -------------   -------------   -------------   -----------------
CLASS A SHARES - Inception 9/4/90    3.45%  (1.45)%   8.15%  3.04%    5.33%  4.31%   8.31%     7.78%
CLASS B SHARES - Inception 9/11/00   3.00   (2.00)    7.34   2.34     4.54   4.22    5.25##    5.25##
CLASS C SHARES - Inception 2/16/00   2.97    1.97     7.34   6.34     4.53   4.53    5.56##    5.56##
CLASS I SHARES - Inception 5/10/00   3.62      NA     8.56     NA     5.61     NA    6.34##      NA

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.

+ Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

* The Lehman Brothers Government/Credit Index is comprised of long-term government and investment/grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is available only for full monthly periods. Source: Lipper Analytical Services.

** The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is available only for full monthly periods. Source: Russell/Mellon Analytical Services LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.


36 ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Multi-Fund Blend
Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's performance, strategy, positioning and the market environment since its inception, June 28, 2006, through October 31, 2006.

                               FUND NASDAQ SYMBOLS

A SHARES   B SHARES   C SHARES
--------   --------   --------
  CMQAX      CMQBX      CMQCX

FUND OBJECTIVE

Long-term capital growth and, secondarily, current income

INVESTMENT STRATEGY

- Calamos Multi-Fund Blend combines three Calamos Funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio

- By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap

     - CALAMOS GROWTH FUND--an aggressive fund that seeks stocks with above-average growth potential

     - CALAMOS GLOBAL GROWTH AND INCOME Fund--a defensive mix of U.S. and foreign equity and convertible securities

     - CALAMOS VALUE FUND--seeks undervalued companies that possess catalysts for growth

-    The Fund will invest in Class I shares of these underlying funds

- The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation

-    New cash flows can be used to achieve rebalancing

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

-    Broad diversification, total return potential and risk control

- A vehicle for building assets to meet medium-range to long-range financial goals

-    An automatic rebalancing feature

-    Core domestic equity exposure and global equity exposure

Q. SINCE ITS INCEPTION ON JUNE 28, 2006, THROUGH OCTOBER 31, 2006, HOW HAS THE FUND PERFORMED?

A. We're very pleased with the Fund's performance. Since its inception, the Fund has returned 9.20%.+

Q. TELL US MORE ABOUT THE STRUCTURE OF CALAMOS MULTI-FUND BLEND AND ITS POTENTIAL BENEFITS.

A. The fund invests in three established Calamos Funds: Calamos Growth Fund, Calamos Value Fund and Calamos Global Growth and Income Fund, with a one-third allocation made to each. (For more information, see "Investment Strategy," at left.)

Through this allocation, Multi-Fund Blend invests in a broad pool of domestic and international stocks and convertible securities. Because of this diversification, we think of Calamos Multi-Fund Blend as a "core" fund--a good cornerstone for a long-term asset allocation.

Q. HOW DID EACH OF THE UNDERLYING FUNDS CONTRIBUTE TO PERFORMANCE?

A. Each of the underlying funds contributed to the Fund's performance, with Calamos Value Fund gaining the most.

Within the Value Fund, selection and an underweighting in the energy sector helped performance, as did an overweighting in the consumer discretionary sector, one of the strongest performing groups within the Russell 1000(R) Value Index.* Security selection in financials and an overweight in information technology stocks also proved beneficial. In contrast, although the Fund was well served by its overweight, security selection within the consumer discretionary sector hindered the pace of gains, as did selection in the health care and information technology sectors.

In the Global Growth and Income Fund, all sector groups contributed positive returns, with the most significant contributions coming from the Fund's information technology, consumer discretionary and financial stakes. In contrast, the Fund's energy and materials stakes contributed the least. Convertible securities also benefited performance, as valuations across the convertible market improved.

In a cyclically oriented market, the Growth Fund encountered headwinds. In late June, when Calamos Multi-Fund Blend began operations, growth stocks were experiencing a heavy sell-off in the market, however the Growth Fund performed more strongly towards the end of the period.


                                       Calamos Multi-Fund Blend ANNUAL REPORT 37

Calamos Multi-Fund Blend

UNDERLYING FUND CHARACTERISTICS

GROWTH FUND
Number of Holdings    170
Net Assets           $ 17.7bil
Turnover FYTD          41.2
VALUE FUND
Number of Holdings     41
Net Assets           $133.5mil
Turnover FYTD          35.7
GLOBAL GROWTH FUND
Number of Holdings    149
Net Assets           $823.9mil
Turnover FYTD          42.2

ASSET ALLOCATION

Corporate Bonds                  0.0%
Convertible Bonds               14.5
Convertible Preferreds           0.7
Preferreds                       0.0
Common Stock                    82.7
Synthetic Convertibles           0.7
Cash and Receivables/Payables    1.4

SECTOR ALLOCATION

Information Technology       25.4%
Consumer Discretionary       22.4
Financials                   15.9
Health Care                  11.7
Industrials                   7.5
Consumer Staples              6.9
Energy                        4.0
Telecommunication Services    2.2
Materials                     1.6

Sector allocations (excluding the government bond portion of synthetic convertibles) are based on net assets and may vary over time.

TOP 10 HOLDINGS

Merrill Lynch & Company, Inc.        2.3%
Nokia Corp.                          2.1
Apple Computer, Inc.                 1.6
Gilead Sciences, Inc.                1.5
Coca-Cola Company                    1.4
Goldman Sachs Group, Inc.            1.4
Google, Inc.                         1.3
Harley-Davidson, Inc.                1.3
Microsoft Corp.                      1.2
American International Group, Inc.   1.2

LOW PORTFOLIO OVERLAP

Calamos Multi-Fund Blend is able to achieve broad diversification with minimal overlap between the holdings of its underlying funds.

                                   (PIE CHART)

The portfolios of the underlying funds are actively managed. Holdings and weightings are subject to change daily. Diversification does not eliminate risk.

Q. WHAT SORT OF INVESTMENTS ARE YOU FAVORING IN THESE PORTFOLIOS?

A. In all of our funds, we maintain a long-term outlook and try to position ourselves ahead of events. Based on our view that the economy is in the midst of a mid-cycle slowdown, we believe the more compelling opportunities lie among larger, traditional growth companies. We're emphasizing companies with quality characteristics such as strong balance sheets, capable management and steadier growth prospects. Against the backdrop of a cyclically oriented market, we have found many opportunities to purchase these traditional growth securities at very attractive prices.

Meanwhile, we are biased away from companies with a high degree of cyclicality--in other words, companies whose earnings growth is closely tied to commodity prices or economic growth. We believe that these companies are more vulnerable to a mid-cycle slowdown.

For more on the investment strategies and positioning of Calamos Growth Fund, please see page 5; for Calamos Value Fund, please see page 13; for Calamos Global Growth and Income Fund, please see page 20.

* The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values.

+ Performance for the Fund is for Class A shares at net asset value, includes reinvestment of dividends and capital gains distributions, and does not include the Fund's maximum front-end sales charge of 4.75%. Had the sales charge been included, the Fund's return would have been lower. The Fund also offers Class B, C and I shares, performance of which may vary.


38 ANNUAL REPORT Calamos Multi-Fund Blend

Expense Overview

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payments, or other distributions.

2) Ongoing costs, including management fees, distributions and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2006 to October 31, 2006. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

ACTUAL

In this part of the chart, you'll see the actual expenses you would have on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from April 1, 2006 to October 31, 2006, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the "Actual Expenses per $1,000" row. (In this example, you would multiply 8.6 times the figure.)

HYPOTHETICAL

In this part of the chart, you'll see the hypothetical expenses you would have paid on $1,000 investment from April 1, 2006 to October 31, 2006, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the 5% annual return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


                                               Expense Overview ANNUAL REPORT 39

Expense Overview

THE ACTUAL AND HYPOTHETICAL EXAMPLES ASSUME A $1,000 INVESTMENT AT THE BEGINNING OF THE PERIOD, APRIL 1, 2006 AND HELD THROUGH OCTOBER 31, 2006.

                                         CLASS A     CLASS B     CLASS C     CLASS I
                                          SHARES      SHARES      SHARES      SHARES
                                        ---------   ---------   ---------   ---------
CALAMOS GROWTH FUND
Actual Expenses per $1,000*             $    6.79   $   11.04   $   11.04   $    5.36
Ending Value                            $  945.30   $  940.90   $  941.00   $  946.70
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    7.05   $   11.48   $   11.48   $    5.58
Ending Value                            $1,022.34   $1,017.94   $1,017.94   $1,023.80
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.19%       1.94%       1.94%       0.94%

CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*             $    8.60   $   13.09   $   13.08   $    7.10
Ending Value                            $1,052.00   $1,047.80   $1,046.90   $1,053.30
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    8.47   $   12.89   $   12.89   $    7.00
Ending Value                            $1,020.93   $1,016.53   $1,016.53   $1,022.40
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.43%       2.18%       2.18%       1.18%

CALAMOS VALUE FUND
Actual Expenses per $1,000*             $    8.76   $   13.22   $   13.22   $    7.26
Ending Value                            $1,046.00   $1,041.20   $1,041.30   $1,047.80
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    8.65   $   13.06   $   13.06   $    7.17
Ending Value                            $1,020.76   $1,016.36   $1,016.36   $1,022.22
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.46%       2.21%       2.21%       1.21%

CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*             $    8.99   $   13.40   $   13.40   $    7.52
Ending Value                            $1,018.30   $1,013.80   $1,013.80   $1,019.80
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    9.00   $   13.42   $   13.42   $    7.53
Ending Value                            $1,020.40   $1,016.01   $1,016.01   $1,021.87
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.52%       2.27%       2.27%       1.27%

CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*             $    8.44   $   12.90   $   12.90   $    6.95
Ending Value                            $1,041.90   $1,037.50   $1,036.90   $1,044.30
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    8.35   $   12.77   $   12.77   $    6.88
Ending Value                            $1,021.05   $1,016.65   $1,016.65   $1,022.51
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.41%       2.16%       2.16%       1.16%

CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*             $    6.21   $   10.62   $   10.62   $    4.73
Ending Value                            $1,016.60   $1,012.10   $1,012.00   $1,017.80
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    6.23   $   10.65   $   10.65   $    4.75
Ending Value                            $1,023.16   $1,018.76   $1,018.76   $1,024.62
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.05%       1.80%       1.80%       0.80%

CALAMOS HIGH YIELD FUND
Actual Expenses per $1,000*             $    6.97   $   11.42   $   11.42   $    5.49
Ending Value                            $1,033.20   $1,028.40   $1,028.50   $1,035.00
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    6.94   $   11.36   $   11.36   $    5.46
Ending Value                            $1,022.46   $1,018.06   $1,018.06   $1,023.92
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.17%       1.92%       1.92%       0.92%

CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*             $    6.66   $   11.09   $   11.09   $    5.17
Ending Value                            $1,027.00   $1,022.40   $1,022.30   $1,028.30
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    6.64   $   11.06   $   11.06   $    5.16
Ending Value                            $1,022.75   $1,018.35   $1,018.35   $1,024.21
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     1.12%       1.87%       1.87%       0.87%

CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*             $    7.46   $   11.90   $   11.90   $    5.97
Ending Value                            $1,034.50   $1,030.00   $1,029.70   $1,036.20
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    7.41   $   11.83   $   11.83   $    5.93
Ending Value                            $1,021.99   $1,017.59   $1,017.59   $1,023.45
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio**                   1.25%       2.00%       2.00%       1.00%

CALAMOS MULTI-FUND BLEND ***
Actual Expenses per $1,000*             $    1.81   $    4.51   $    4.51   $    0.90
Ending Value                            $1,092.00   $1,089.00   $1,089.00   $1,093.00
                                        ---------   ---------   ---------   ---------
Hypothetical Expenses per $1,000*       $    1.74   $    4.34   $    4.34   $    0.87
Ending Value                            $1,015.53   $1,012.95   $1,012.95   $1,016.40
                                        ---------   ---------   ---------   ---------
Annualized Expense Ratio                     0.50%       1.25%       1.25%       0.25%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period multiplied by 214/365.

**   Includes .10% related to dividend expense on short positions.

*** Annualized Expense Ratio for Calamos Multi-Fund Blend calculated based on inception date of June 28, 2006 and is adjusted to reflect fee waiver.


40 ANNUAL REPORT Expense Overview

Growth Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS (99.6%)
                     CONSUMER DISCRETIONARY (17.8%)
     1,000,000       American Eagle Outfitters, Inc.(+)           $   45,800,000
     1,600,000       AnnTaylor Stores Corp.                           70,432,000
     3,700,000       Best Buy Company, Inc.                          204,425,000
     1,800,000       Carter's, Inc.#(+)                               50,814,000
       500,000       Central European Media Enterprises, Ltd.#(+)     36,910,000
       525,000       Children's Place Retail Stores, Inc.#(+)         36,849,750
     2,400,000       Circuit City Stores, Inc.(+)                     64,752,000
     5,650,000       Coach, Inc.#                                    223,966,000
     1,500,000       Coldwater Creek, Inc.#(+)                        45,735,000
     1,800,000       Dress Barn, Inc.#(+)                             39,096,000
     1,700,000       GameStop Corp.#(+)                               86,802,000
     4,800,000       Garmin, Ltd.                                    256,368,000
     1,100,000       General Motors Corp.(+)                          38,412,000
       900,000       Group 1 Automotive, Inc.(+)                      51,579,000
     2,000,000       Guess?, Inc.#(+)                                113,900,000
     1,100,000       Gymboree Corp.#(+)                               51,106,000
     2,400,000       Kohl's Corp.#                                   169,440,000
     2,500,000       Las Vegas Sands Corp.#(+)                       190,500,000
     1,050,000       Laureate Education, Inc.#(+)                     55,356,000
     4,200,000       Marriott International, Inc.                    175,434,000
     1,500,000       Mattel, Inc.                                     33,945,000
     1,000,000       Nike, Inc.(+)                                    91,880,000
     2,800,000       Nordstrom, Inc.(+)                              132,580,000
     1,010,000       NutriSystem, Inc.#(+)                            62,296,800
     4,000,000       Office Depot, Inc.#(+)                          167,960,000
     1,275,000       Omnicom Group, Inc.                             129,348,750
       246,700       Panera Bread Company#(+)                         15,246,060
     1,500,000       Pinnacle Entertainment, Inc.#(+)                 45,390,000
     1,200,000       Polo Ralph Lauren Corp.(+)                       85,200,000
     2,100,000       Sothebys Holdings, Inc.(+)                       79,800,000
     8,300,000       The DIRECTV Group, Inc.#(+)                     184,924,000
       800,000       Thor Industries, Inc.(+)                         35,056,000
     1,000,000       Tween Brands, Inc.#(+)                           41,820,000
       500,000       V.F. Corp.                                       38,005,000
                                                                  --------------
                                                                   3,151,128,360
                                                                  --------------
                     CONSUMER STAPLES (0.8%)
       750,000       Hansen Natural Corp.#(+)                         23,812,500
     1,800,000       Whole Foods Market, Inc.(+)                     114,912,000
                                                                  --------------
                                                                     138,724,500
                                                                  --------------
                     ENERGY (4.4%)
     2,900,000       Baker Hughes, Inc.                              200,245,000
       639,750       BJ Services Company(+)                           19,294,860
     1,900,000       Cameron International Corp.#(+)                  95,190,000
     1,200,000       FMC Technologies, Inc.#(+)                       72,540,000
     3,500,000       Global Industries, Ltd.#                         58,100,000
     1,000,000       Oceaneering International, Inc.#(+)              35,990,000

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
     7,400,000       Weatherford International, Ltd.#(+)          $  303,992,000
                                                                  --------------
                                                                     785,351,860
                                                                  --------------
                     FINANCIALS (12.5%)
       850,000       AllianceBernstein Holding LP                     66,045,000
       700,000       Ameriprise Financial, Inc.                       36,050,000
     4,800,000       Ameritrade Holding Corp.(+)                      79,056,000
     1,600,000       Archstone-Smith Trust, REIT                      96,336,000
       850,000       Assurant, Inc.(+)                                44,761,000
       450,000       Bear Stearns & Company(+)                        68,107,500
    11,700,000       Charles Schwab Corp.                            213,174,000
       350,000       Chicago Mercantile Exchange Holdings,
                     Inc.(+)                                         175,350,000
     6,200,000       E*TRADE FINANCIAL Corp.#(+)                     144,336,000
       800,000       Franklin Resources, Inc.                         91,168,000
     1,600,000       Investment Technology Group, Inc.#               74,720,000
     2,800,000       Jefferies Group, Inc.                            80,444,000
     3,002,000       Lehman Brothers Holdings, Inc.                  233,675,680
     2,802,000       Loews Corp.                                     109,053,840
     1,000,000       Merrill Lynch & Company, Inc.                    87,420,000
     3,785,000       NASDAQ Stock Market, Inc.#(+)                   135,238,050
     1,400,000       optionsXpress Holdings, Inc.(+)                  43,512,000
     2,700,000       Principal Financial Group, Inc.(+)              152,523,000
     1,500,000       SEI Investments Company                          84,420,000
     3,000,000       T Rowe Price Group, Inc.(+)                     141,930,000
     1,500,000       W. R. Berkley Corp.(+)                           55,290,000
                                                                  --------------
                                                                   2,212,610,070
                                                                  --------------
                     HEALTH CARE (14.6%)
       900,000       Allergan, Inc.(+)                               103,950,000
     4,000,000       Applied Biosystems(+)                           149,200,000
     4,600,000       Caremark Rx, Inc.(+)                            226,458,000
     4,200,000       Celgene Corp.#(+)                               224,448,000
     1,700,000       DENTSPLY International, Inc.(+)                  53,176,000
     5,700,000       Express Scripts, Inc.#                          363,204,000
     1,200,000       Fisher Scientific International, Inc.#          102,744,000
     1,800,000       Forest Laboratories, Inc.#                       88,092,000
     7,000,000       Gilead Sciences, Inc.#(+)                       482,300,000
       600,000       IDEXX Laboratories, Inc.#(+)                     49,926,000
       444,300       IMS Health, Inc.                                 12,373,755
     1,000,000       Intuitive Surgical, Inc.#(+)                     99,180,000
     1,400,000       Laboratory Corporation of America
                     Holdings#(+)                                     95,886,000
     1,400,000       Manor Care, Inc.                                 67,186,000
     1,355,600       Mylan Laboratories, Inc.(+)                      27,789,800
     1,748,000       Pharmaceutical Product Development, Inc.         55,324,200
     8,100,000       Schering-Plough Corp.                           179,334,000
     2,100,000       Thermo Electron, Corp.#(+)                       90,027,000
     1,300,000       WellCare Health Plans, Inc.#(+)                  76,375,000
       490,000       Zimmer Holdings, Inc.#(+)                        35,284,900
                                                                  --------------
                                                                   2,582,258,655
                                                                  --------------

                 See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 41

Growth Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                            VALUE
--------------                                                   ---------------
                     INDUSTRIALS (10.8%)
       750,000       Brinks Company(+)                            $   39,367,500
     1,700,000       C.H. Robinson Worldwide, Inc.(+)                 70,958,000
     3,500,000       Caterpillar, Inc.(+)                            212,485,000
       900,000       Cooper Industries, Ltd.                          80,505,000
     1,375,000       Corporate Executive Board Company(+)            123,502,500
       803,921       Corrections Corporation Of America#(+)           36,731,150
     2,500,000       Covanta Holding Corp.#(+)                        50,825,000
     1,000,000       Crane Co.                                        38,940,000
     3,800,000       Danaher Corp.(+)                                272,726,000
       318,400       Dover Corp.(+)                                   15,124,000
     1,100,000       EMCOR Group, Inc.#(+)                            65,065,000
     2,000,000       Expeditors International of Washington,
                     Inc.(+)                                          94,820,000
       900,000       General Cable Corporation#(+)                    33,840,000
       800,000       Harsco Corp.                                     65,304,000
       900,000       Jacobs Engineering Group, Inc.#                  67,986,000
     1,800,000       Joy Global, Inc.(+)                              70,398,000
     1,000,000       Lockheed Martin Corp.                            86,930,000
     1,600,000       Manitowoc Company, Inc.                          87,808,000
     1,000,000       Manpower, Inc.                                   67,770,000
       900,000       MSC Industrial Direct Company, Inc.              36,828,000
     1,900,000       Rockwell Automation, Inc.                       117,800,000
     2,200,000       Thomas & Betts Corp.#(+)                        113,366,000
     1,000,000       WESCO International, Inc.#(+)                    65,270,000
                                                                 ---------------
                                                                   1,914,349,150
                                                                 ---------------
                     INFORMATION TECHNOLOGY (32.2%)
     5,000,000       Agilent Technologies, Inc.#(+)                  178,000,000
       900,000       Akamai Technologies, Inc.#(+)                    42,174,000
       668,000       Amphenol Corp.                                   45,357,200
     1,200,000       Ansys, Inc.#(+)                                  55,200,000
    10,700,000       Apple Computer, Inc.(+)                         867,556,000
    17,000,000       Atmel Corp.(+)                                   97,750,000
     4,900,000       BEA Systems, Inc.#(+)                            79,723,000
     5,900,000       BMC Software, Inc.#(+)                          178,829,000
     6,500,000       Brocade Communications Systems, Inc.#(+)         52,715,000
     3,100,000       Cadence Design Systems, Inc.#(+)                 55,366,000
       530,000       CDW Corporation(+)                               34,805,100
     1,700,000       Cognizant Technology Solutions Corp.#(+)        127,976,000
     1,100,000       CommScope, Inc.#(+)                              35,101,000
     3,200,000       Convergys Corp.#(+)                              67,872,000
       514,400       DST Systems, Inc.#(+)                            31,784,776
     1,400,000       F5 Networks, Inc.#(+)                            92,666,000
     3,900,000       Fairchild Semiconductor International,
                     Inc.#(+)                                         62,829,000

     1,500,000       FormFactor, Inc.#(+)                             57,270,000
     1,500,000       Global Payments, Inc.                            65,565,000
     1,500,000       Google, Inc.#(+)                                714,585,000
       906,500       Harris Corp.                                     38,616,900
    10,000,000       Hewlett-Packard Company(+)                      387,400,000
     1,050,000       Hyperion Solutions Corp.#(+)                     39,270,000

   NUMBER OF
    SHARES                                                            VALUE
--------------                                                   ---------------
     3,100,000       Informatica Corp.#(+)                       $    38,409,000
     4,600,000       Intersil Corp.                                  107,870,000
     2,000,000       Iron Mountain, Inc.#(+)                          86,740,000
     1,800,000       Lam Research Corp.#(+)                           89,010,000
     1,800,000       Lexmark International, Inc.#(+)                 114,462,000
     9,300,000       LSI Logic Corp.#(+)                              93,465,000
     4,000,000       MEMC Electronic Materials, Inc.#(+)             142,000,000
       950,000       Mettler-Toledo International, Inc.#              65,217,500
     1,100,000       Molex, Inc.(+)                                   38,390,000
     2,000,000       MoneyGram International, Inc.(+)                 68,420,000
     2,160,278       National Semiconductor Corp.(+)                  52,473,153
     4,200,000       Nuance Communications, Inc.#(+)                  48,468,000
     5,000,000       NVIDIA Corp.#(+)                                174,350,000
    21,400,000       Oracle Corp.#                                   395,258,000
       900,000       Rackable Systems, Inc.#(+)                       27,909,000
       650,000       Research In Motion, Ltd.#(+)                     76,362,000
     2,400,000       Sabre Holdings Corp.                             61,008,000
     1,000,000       Salesforce.com, Inc.#(+)                         39,020,000
     4,100,000       Sandisk Corp.#(+)                               197,210,000
       450,000       SiRF Technology Holdings, Inc.#(+)               12,654,000
     1,323,200       Symantec, Corp.#(+)                              26,252,288
     1,800,000       Synopsys, Inc.#(+)                               40,518,000
     1,400,000       Technitrol, Inc.(+)                              35,308,000
     1,300,000       Tektronix, Inc.                                  39,481,000
     1,000,000       Transaction Systems Architects, Inc.#            33,710,000
     2,700,000       ValueClick, Inc.#(+)                             50,760,000
     7,500,000       Western Digital Corp.#(+)                       137,100,000
                                                                 ---------------
                                                                   5,700,235,917
                                                                 ---------------
                     MATERIALS (2.1%)
     1,400,000       Allegheny Technologies, Inc.(+)                 110,222,000
       350,000       Carpenter Technology Corp.                       37,446,500
       609,100       Martin Marietta Materials, Inc.(+)               53,600,800
     1,300,000       Temple-Inland, Inc.(+)                           51,272,000
     2,800,000       Titanium Metals Corp.#(+)                        82,544,000
       600,000       United States Steel Corp.(+)                     40,560,000
       103,300       Vulcan Materials Company(+)                       8,416,884
                                                                 ---------------
                                                                     384,062,184
                                                                 ---------------
                     TELECOMMUNICATION SERVICES (4.4%)
     4,200,000       America Movil, S.A. de C.V.(+)                  180,054,000
     2,600,000       American Tower Corp.(+)                          93,652,000
     2,500,000       Crown Castle International Corp.#(+)             84,125,000
     5,000,000       NII Holdings, Inc.#(+)                          325,150,000
     1,000,000       Time Warner Telecom, Inc.#(+)                    19,940,000
     1,100,000       Vimpel-Communications#(+)                        72,589,000
                                                                 ---------------
                                                                     775,510,000
                                                                 ---------------
                     TOTAL COMMON STOCKS
                     (Cost $14,368,038,305)                       17,644,230,696
                                                                 ===============

                 See accompanying Notes to Schedule of Investments.


42 ANNUAL REPORT Schedule of Investments

                                                                     Growth Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------                                                   ---------------
SHORT-TERM INVESTMENTS (0.6%)
                     COMMERCIAL PAPER (0.6%)
$   49,090,000       Citigroup, Inc.
                     5.230%, 11/01/06                            $    49,090,000
    50,000,000       UBS Finance, Inc.
                     5.230%, 11/01/06                                 50,000,000
                                                                 ---------------
                     TOTAL SHORT-TERM INVESTMENTS
                     (Cost $99,090,000)                               99,090,000
                                                                 ---------------

   NUMBER OF
    SHARES                                                            VALUE
--------------                                                   ---------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES ON LOAN (18.0%)
 3,180,313,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $3,180,313,000)                         3,180,313,000
                                                                 ---------------
  TOTAL INVESTMENTS (118.2%)
  (Cost $17,647,441,305)                                          20,923,633,696
                                                                 ===============
PAYABLE UPON RETURN OF SECURITIES LOANED (18.0%)                  (3,180,313,000)
                                                                 ---------------
LIABILITIES, LESS OTHER ASSETS (-0.2%)                               (32,579,261)
                                                                 ---------------
NET ASSETS (100.0%)                                              $17,710,741,435
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

#    Non-income producing security.

(+)  Security, or portion of security, is on loan.

REIT Real Estate Investment Trust

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 43

Blue Chip Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS (98.8%)

                     CONSUMER DISCRETIONARY (10.6%)
        45,000       Comcast Corp.#(+)                            $    1,830,150
        10,400       Federated Department Stores, Inc.                   456,664
         4,000       Fortune Brands, Inc.                                307,800
        12,000       General Motors Corp.(+)                             419,040
        12,000       Harley-Davidson, Inc.(+)                            823,560
        13,000       Hilton Hotels Corp.(+)                              375,960
        38,000       Home Depot, Inc.                                  1,418,540
        11,000       Kohl's Corp.#                                       776,600
        26,000       Lowes Companies, Inc.(+)                            783,640
        21,000       McDonalds Corp.                                     880,320
        50,000       News Corp.                                        1,042,500
         7,000       Nike, Inc.(+)                                       643,160
        17,600       Nordstrom, Inc.                                     833,360
        15,000       Office Depot, Inc.#                                 629,850
         9,000       Starbucks Corp.#(+)                                 339,750
        15,000       Target Corp.                                        887,700
        45,000       Time Warner, Inc.                                   900,450
        70,000       Walt Disney Company                               2,202,200
                                                                  --------------
                                                                      15,551,244
                                                                  --------------
                     CONSUMER STAPLES (13.1%)
        42,000       Altria Group, Inc.                                3,415,860
        15,000       Anheuser-Busch Companies, Inc.                      711,300
        18,000       Archer-Daniels-Midland Company                      693,000
        63,000       Coca-Cola Company                                 2,943,360
        11,000       Colgate-Palmolive Company                           703,670
        20,000       CVS Corp.                                           627,600
        23,000       Kroger Company                                      517,270
        43,000       PepsiCo, Inc.                                     2,727,920
        60,000       Procter & Gamble Company                          3,803,400
         7,000       Reynolds American, Inc.(+)                          442,120
        37,000       Wal-Mart Stores, Inc.                             1,823,360
        20,000       Walgreen Company                                    873,600
                                                                  --------------
                                                                      19,282,460
                                                                  --------------
                     ENERGY (9.5%)
         8,000       Apache Corp.                                        522,560
         4,000       Baker Hughes, Inc.                                  276,200
        18,000       Chevron Corp.                                     1,209,600
        25,000       ConocoPhillips                                    1,506,000
        11,000       Devon Energy Corp.                                  735,240
        73,000       Exxon Mobil Corp.                                 5,213,660
         9,000       Halliburton Company                                 291,150
        11,000       Marathon Oil Corp.                                  950,400
        20,000       Nabors Industries, Ltd.#(+)                         617,600
        10,000       Occidental Petroleum Corp.                          469,400
        16,000       Schlumberger, Ltd.(+)                             1,009,280

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
         9,000       Transocean, Inc.#                            $      652,860
         8,000       Valero Energy Corp.                                 418,640
                                                                  --------------
                                                                      13,872,590
                                                                  --------------
                     FINANCIALS (21.7%)
         7,000       AFLAC, Inc.                                         314,440
        21,000       American Express Company                          1,214,010
        30,000       American International Group, Inc.                2,015,100
         9,000       Aon Corp.                                           313,110
        80,000       Bank of America Corp.                             4,309,600
        18,000       Bank of New York Company, Inc.                      618,660
        15,000       Chubb Corp.                                         797,250
        80,000       Citigroup, Inc.                                   4,012,800
         8,100       Federal Home Loan Mortgage Corp.                    558,819
         8,200       Franklin Resources, Inc.                            934,472
         6,000       Goldman Sachs Group, Inc.                         1,138,740
         5,000       Hartford Financial Services Group, Inc.             435,850
        55,216       J.P. Morgan Chase & Company                       2,619,447
        25,000       Lehman Brothers Holdings, Inc.                    1,946,000
        33,000       Loews Corp.                                       1,284,360
        15,700       Merrill Lynch & Company, Inc.                     1,372,494
        20,000       MetLife, Inc.#                                    1,142,600
        15,000       Moodys Corp.                                        994,500
        10,000       PNC Financial Services Group, Inc.                  700,300
        11,000       Prudential Financial, Inc.                          846,230
         8,000       St.Paul Travelers Companies, Inc.                   409,040
        16,000       T Rowe Price Group, Inc.                            756,960
        12,000       The Allstate Corp.                                  736,320
        32,612       Wachovia Corp.(+)                                 1,809,966
         8,009       Washington Mutual, Inc.                             338,781
         6,000       Wells Fargo & Company                               217,740
                                                                  --------------
                                                                      31,837,589
                                                                  --------------
                     HEALTH CARE (12.3%)
        30,000       Abbott Laboratories                               1,425,300
        12,000       Caremark Rx, Inc.                                   590,760
        23,000       Eli Lilly and Company                             1,288,230
         4,000       Express Scripts, Inc.#                              254,880
         5,000       Genzyme Corp.#                                      337,550
        12,000       Gilead Sciences, Inc.#                              826,800
        55,000       Johnson & Johnson                                 3,707,000
        12,000       Medco Health Solutions, Inc.#                       642,000
        48,000       Merck & Company, Inc.                             2,180,160
       145,000       Pfizer, Inc.                                      3,864,250
        19,000       Quest Diagnostics, Inc.                             945,060
        19,000       Thermo Electron,Corp.#(+)                           814,530
        23,000       Wyeth                                             1,173,690
                                                                  --------------
                                                                      18,050,210
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


44 ANNUAL REPORT Schedule of Investments

                                                                  Blue Chip Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     INDUSTRIALS (12.5%)
        17,000       Boeing Company                               $    1,357,620
        12,500       Burlington Northern Santa Fe Corp.                  969,125
        17,000       Caterpillar, Inc.                                 1,032,070
        17,000       Danaher Corp.(+)                                  1,220,090
         5,000       Emerson Electric Company                            422,000
         3,000       FedEx Corp.                                         343,620
        16,000       General Dynamics Corp.                            1,137,600
       141,000       General Electric Company                          4,950,510
        14,000       Honeywell International, Inc.                       589,680
        15,000       Illinois Tool Works, Inc.(+)                        718,950
        19,000       Lockheed Martin Corp.                             1,651,670
        15,000       Norfolk Southern Corp.                              788,550
        13,000       Raytheon Company                                    649,350
        40,000       Tyco International, Ltd.(+)                       1,177,200
        20,000       United Technologies Corp.                         1,314,400
                                                                  --------------
                                                                      18,322,435
                                                                  --------------
                     INFORMATION TECHNOLOGY (14.6%)
        20,000       Apple Computer, Inc.                              1,621,600
        13,500       Automatic Data Processing, Inc.                     667,440
       100,000       Cisco Systems, Inc.#                              2,413,000
        16,100       Corning, Inc.#                                      328,923
        14,000       Electronic Data Systems Corp.                       354,620
        16,000       First Data Corp.(+)                                 388,000
         3,400       Google, Inc.#(+)                                  1,619,726
        45,200       Hewlett-Packard Company                           1,751,048
        70,000       Intel Corp.                                       1,493,800
        16,000       International Business Machines Corp.             1,477,280
       135,000       Microsoft Corp.                                   3,875,850
        56,000       Motorola, Inc.                                    1,291,360
       112,000       Oracle Corp.#                                     2,068,640
        11,000       QUALCOMM, Inc.(+)                                   400,290
        37,500       Texas Instruments, Inc.                           1,131,750
        16,000       The Western Union Company#                          352,800
         5,600       Yahoo!, Inc.#(+)                                    147,504
                                                                  --------------
                                                                      21,383,631
                                                                  --------------
                     MATERIALS (1.0%)
         8,000       Air Products and Chemicals, Inc.                    557,360
        10,000       Nucor Corp.(+)                                      584,100
         3,700       Vulcan Materials Company                            301,476
                                                                  --------------
                                                                       1,442,936
                                                                  --------------
                     TELECOMMUNICATION SERVICES (1.9%)
        80,000       AT&T, Inc.(+)                                     2,740,000
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     UTILITIES (1.6%)
        29,000       Duke Energy Corp.                            $      917,560
         9,000       Exelon Corp.                                        557,820
         7,000       PG&E Corp.(+)                                       301,980
         9,000       TXU Corp.                                           568,170
                                                                  --------------
                                                                       2,345,530
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $120,964,955)                             144,828,625
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (1.2%)

                     COMMERCIAL PAPER (1.2%)
$    1,738,000       Citigroup, Inc.
                     5.230%,11/01/06
                     (Cost $1,738,000)                                 1,738,000
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (11.4%)

    16,692,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $16,692,000)                               16,692,000
                                                                  --------------
TOTAL INVESTMENT (111.4%)
(Cost $139,394,955)                                                  163,258,625
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-11.4%)                    (16,692,000)
                                                                  --------------
OTHER ASSETS, LESS LIABILITIES (0.0%)                                     37,578
                                                                  --------------
NET ASSETS (100.0%)                                               $  146,604,203
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

#    Non-income producing security.

(+)  Security, or portion of security, is on loan.

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 45

Value Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS (96.4%)

                     CONSUMER DISCRETIONARY (28.1%)
        93,000       Carnival Corp.                               $    4,540,260
        33,600       Gannett Company, Inc.                             1,987,104
        26,000       H&R Block, Inc.(+)                                  568,360
        77,000       Harley-Davidson, Inc.(+)                          5,284,510
       122,000       Home Depot, Inc.                                  4,554,260
        65,000       IAC/InterActiveCorp#(+)                           2,013,700
        45,000       International Game Technology(+)                  1,912,950
        38,000       Jones Apparel Group USA, Inc.                     1,269,200
        62,000       News Corp.(+)                                     1,347,880
        14,400       Nike, Inc.(+)                                     1,323,072
        30,000       Omnicom Group, Inc.(+)                            3,043,500
        99,000       Time Warner, Inc.(+)                              1,980,990
       115,000       Toll Brothers, Inc.#(+)                           3,324,650
       140,000       Walt Disney Company(+)                            4,404,400
                                                                  --------------
                                                                      37,554,836
                                                                  --------------
                     CONSUMER STAPLES (11.5%)
       120,000       Coca-Cola Company                                 5,606,400
        12,000       Molson Coors Brewing Company(+)                     854,160
         9,000 CHF   Nestle Holdings, Inc.                             3,075,437
        52,000       PepsiCo, Inc.                                     3,298,880
        52,000       Wal-Mart Stores, Inc.                             2,562,560
                                                                  --------------
                                                                      15,397,437
                                                                  --------------
                     ENERGY (2.3%)
        42,000       Veritas DGC, Inc.#(+)                             3,024,420
                                                                  --------------
                     FINANCIALS (23.1%)
        53,000       A.G. Edwards, Inc.                                3,023,650
        30,000       Ambac Financial Group, Inc.                       2,504,700
        73,000       American International Group, Inc.                4,903,410
        28,500       Federal Home Loan Mortgage Corp.                  1,966,215
        28,500       Goldman Sachs Group, Inc.                         5,409,015
        75,000       J.P. Morgan Chase & Company                       3,558,000
        80,000       Merrill Lynch & Company, Inc.                     6,993,600
        58,000       Washington Mutual, Inc.                           2,453,400
                                                                  --------------
                                                                      30,811,990
                                                                  --------------
                     HEALTH CARE (9.1%)
       150,000       King Pharmaceuticals, Inc.#                       2,509,500
       168,000       Pfizer, Inc.                                      4,477,200
        76,000       Wyeth                                             3,878,280
        18,000       Zimmer Holdings, Inc.#(+)                         1,296,180
                                                                  --------------
                                                                      12,161,160
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     INFORMATION TECHNOLOGY (20.5%)
       135,000       Cisco Systems, Inc.#                         $    3,257,550
       135,000       Dell, Inc.#                                       3,284,550
       115,000       eBay, Inc.#(+)                                    3,694,950
        23,000       Electronic Arts, Inc.#(+)                         1,216,470
        95,000       Hewlett-Packard Company                           3,680,300
       172,000       Microsoft Corp.                                   4,938,120
       300,000 EUR   Nokia Corp.                                       5,963,031
        70,000       Oracle Corp.#                                     1,292,900
                                                                  --------------
                                                                      27,327,871
                                                                  --------------
                     MATERIALS (1.8%)
         2,900 CHF   Givaudan,SA                                       2,402,217
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $107,056,673)                             128,679,931
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (3.5%)

                     COMMERCIAL PAPER (3.5%)
$    4,674,000       Citigroup, Inc.
                     5.230%,11/01/06
                     (Cost $4,674,000)                                 4,674,000
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (18.2%)

    24,344,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $24,344,000)                               24,344,000
                                                                  --------------
TOTAL INVESTMENTS (118.1%)
(Cost $136,074,673)                                                  157,697,931
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-18.2%)                    (24,344,000)
                                                                  --------------
OTHER ASSETS, LESS LIABILITIES (0.1%)                                    131,726
                                                                  --------------
NET ASSETS (100.0%)                                                 $133,485,657
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

#    Non-income producing security.

(+)  Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CHF  Swiss Franc

EUR  European Monetary Unit

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars.

                 See accompanying Notes to Financial Statements.


46 ANNUAL REPORT Schedule of Investments

International Growth Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS (98.4%)

                     CONSUMER DISCRETIONARY (10.0%)
       285,000 JPY   ASICS Corp.                                  $    3,819,393
       140,000 JPY   Casio Computer Co., Ltd.                          2,827,717
       388,000 HKD   Esprit Holdings, Ltd.                             3,753,934
        23,000 JPY   Fast Retailing Company, Ltd.                      2,175,276
       720,000 AUD   Harvey Norman Holdings, Ltd.                      2,016,710
       155,000 EUR   Industria de Diseno Textil, SA                    7,405,511
        85,000 JPY   Makita Corp.                                      2,522,015
         3,200 EUR   PUMA AG Rudolf Dassler Sport                      1,136,473
        70,000 JPY   Shimano, Inc.                                     1,950,791
        83,000 JPY   Suzuki Motor Corp.                                2,351,532
                                                                  --------------
                                                                      29,959,352
                                                                  --------------
                     CONSUMER STAPLES (9.9%)
       320,000 EUR   C&C Group, PLC                                    5,301,239
        17,200 DKK   Carlsberg A/S                                     1,476,999
       800,000 MXN   Grupo Modelo, S.A. de CV                          3,868,004
       950,000 HKD   Hengan International Group Company, Ltd.          2,282,695
        39,000 EUR   InBev, NV                                         2,195,689
        90,000 JPY   Kirin Brewery Company, Ltd.                       1,196,969
         1,870 CHF   Lindt & Spruengli, AG                             4,089,033
        70,000 GBP   Reckitt Benckiser                                 3,043,117
     1,750,000 MXN   Wal-Mart de Mexico SA de CV                       6,096,988
                                                                  --------------
                                                                      29,550,733
                                                                  --------------
                     ENERGY (4.8%)
       136,000 NOK   Acergy SA#                                        2,474,747
        68,000 NOK   Bonheur ASA                                       2,542,928
        60,000 EUR   Fugro, NV                                         2,599,003
        32,000 NOK   Prosafe ASA                                       2,054,645
        88,000 EUR   Saipem SpA                                        2,072,882
        92,000 EUR   Stolt Offshores, SA                               2,726,960
                                                                  --------------
                                                                      14,471,165
                                                                  --------------
                     FINANCIALS (11.4%)
        55,000 EUR   Ackermans & van Haaren, NV                        4,217,519
       155,000 AUD   Australian Stock Exchange, Ltd.                   4,251,050
       535,000 JPY   Daiwa Securities Group, Inc.                      6,049,008
       395,000 GBP   Investec, PLC                                     3,987,639
         1,600 CHF   Liechtensteinische Landesbank, AG                 1,272,566
        28,000 AUD   Macquarie Bank, Ltd.                              1,613,928
       300,000 JPY   Nikko Cordial Corp.                               3,581,246
       150,000 EUR   Piraeus Bank, SA                                  4,277,410
     1,675,000 SGD   Singapore Exchange, Ltd.                          4,831,732
                                                                  --------------
                                                                      34,082,098
                                                                  --------------
                     HEALTH CARE (8.9%)
        22,000 JPY   Alfresa Holdings Corp.                            1,289,048
       106,000 JPY   Astellas Pharma, Inc.                             4,774,112
        57,000 GBP   AstraZeneca, PLC                                  3,359,135

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
        85,000 AUD   Cochlear, Ltd.                               $    3,665,966
        95,000 AUD   CSL, Ltd.                                         4,120,535
       120,000 JPY   OLYMPUS Corp.                                     3,810,640
        25,000 CHF   Roche Holding, AG                                 4,377,223
        80,000 JPY   Toho Pharmaceutical Company, Ltd.                 1,336,478
                                                                  --------------
                                                                      26,733,137
                                                                  --------------
                     INDUSTRIALS (19.2%)
       190,000 SEK   Alfa Laval AB                                     7,019,860
        45,000 CAD   Canadian Pacific Railway, Ltd.                    2,540,630
       400,000 GBP   Capita Group, PLC                                 4,108,050
           255 JPY   Central Japan Railway Company                     2,747,044
       180,000 JPY   Fujikura, Ltd.                                    1,919,085
        75,000 JPY   Hitachi High-Technologies Corp.                   2,227,310
        55,000 GBP   Homeserve, PLC                                    1,864,395
       110,000 EUR   KCI Konecranes Oyj                                2,370,928
        80,000 EUR   Kingspan Group, PLC                               1,697,375
       120,000 JPY   Komatsu, Ltd.                                     2,159,222
        27,000 CHF   Kuehne & Nagel International, AG                  1,850,856
       320,000 AUD   Leighton Holdings, Ltd.                           5,262,609
       125,000       Linhas Aereas Inteligentes, SA                    3,893,750
       620,000 GBP   Michael Page International, PLC                   4,772,676
       500,000 GBP   Rolls-Royce Group, PLC                            4,475,433
         3,800 CHF   Sulzer, AG                                        3,338,698
         9,000 EUR   Vallourec Group, SA                               2,237,119
       300,000 GBP   VT Group, PLC                                     2,746,545
                                                                  --------------
                                                                      57,231,585
                                                                  --------------
                     INFORMATION TECHNOLOGY (27.2%)
        63,000 JPY   Disco Corp.                                       3,738,144
       120,000 TWD   High Tech Computer Corp.                          2,970,598
       560,000 TWD   Hon Hai Precision Industry Company, Ltd.          3,622,102
        67,000 JPY   HORIBA, Ltd.                                      1,944,916
       129,000 JPY   HOYA Corp.                                        4,984,431
       190,000       Infosys Technologies, Ltd.                        9,899,000
       155,500 JPY   Konica Minolta Holdings, Inc.#                    2,069,452
        80,000 JPY   Murata Manufacturing Company, Ltd.                5,585,417
        50,000       NDS Group, PLC#                                   2,392,000
       120,000       Nice-Systems, Ltd.#                               3,692,400
        25,000 JPY   Nintendo Company, Ltd.                            5,109,249
       540,000 ZAR   Reunert, Ltd.                                     5,788,437
       306,000       Satyam Computer Services, Ltd.                    6,765,660
       120,000 EUR   Soitec#                                           3,545,659
        60,000 JPY   Star Micronics Co., Ltd.                          1,113,562
       285,000 CHF   Temenos Group, AG#                                3,787,202
        38,500 JPY   Tokyo Electron, Ltd.                              2,871,622
       740,000 JPY   Toshiba Corp.                                     4,670,100
       660,000 HKD   Vtech Holdings                                    3,311,830
        25,000 EUR   Wincor Nixdorf, AG                                3,483,897
                                                                  --------------
                                                                      81,345,678
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 47

International Growth Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     MATERIALS (3.7%)
        29,200 EUR   Boehler-Uddeholm, AG                         $    1,806,224
        85,000 CAD   First Quantum Minerals, Ltd.                      4,855,737
        60,000 CAD   Teck Cominco, Ltd.                                4,416,581
                                                                  --------------
                                                                      11,078,542
                                                                  --------------
                     TELECOMMUNICATION SERVICES (2.1%)
       146,000       America Movil, S.A. de CV                         6,259,020
                                                                  --------------
                     UTILITIES (1.2%)
        70,000 EUR   Oesterreichische
                     Elektrizitaetswirtschafts, AG                     3,492,309
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $248,719,236)                             294,203,619
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (1.4%)

                     COMMERCIAL PAPER (1.4%)
$    4,096,000       Citigroup, Inc.
                     5.230%,11/01/06
                     (Cost $4,096,000)                                 4,096,000
                                                                  --------------
TOTAL INVESTMENTS (99.8%)
(Cost $252,815,236)                                                  298,299,619
                                                                  ==============
OTHER ASSETS,LESS LIABILITIES (0.2%)                                     596,339
                                                                  --------------
NET ASSETS (100.0%)                                               $  298,895,958
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

#    Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc


DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

ZAR  South African Rand

Note:Value for Securities denominated in foreign currencies are shown in U.S. dollars.

                 See accompanying Notes to Financial Statements.


48 ANNUAL REPORT Schedule of Investments

                                                       International Growth Fund

COUNTRY ALLOCATION

COUNTRY          % OF NET ASSETS
-------          ---------------
Japan                 26.4%
United Kingdom        10.3%
Australia              7.0%
Switzerland            5.8%
India                  5.6%
Mexico                 5.4%
Canada                 4.0%
Spain                  2.5%
Bermuda                2.4%
Sweden                 2.4%
Ireland                2.4%
Taiwan                 2.2%
Belgium                2.1%
South Africa           1.9%
France                 1.9%
Netherlands            1.8%
Austria                1.8%
Singapore              1.6%
Germany                1.5%
Norway                 1.5%
Greece                 1.4%
Brazil                 1.3%
Israel                 1.2%
Finland                0.8%
Luxembourg             0.8%
Cayman Islands         0.8%
Italy                  0.7%
Denmark                0.5%
Liechtenstein          0.4%

Country allocations are classified according to country of risk and are based on net assets and may vary over time.

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 49

Global Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CORPORATE BONDS (0.1%)

                     CONSUMER DISCRETIONARY (0.1%)
$      280,000 GBP   EMI Group, PLC
                     9.750%, 05/20/08                             $      564,665
                                                                  --------------
                     CONSUMER STAPLES (0.0%)
       470,000       Smithfield Foods, Inc.
                     7.750%, 05/15/13                                    487,625
                                                                  --------------
                     TOTAL CORPORATE BONDS
                     (Cost $919,295)                                   1,052,290
                                                                  ==============
CONVERTIBLE BONDS (43.4%)

                     CONSUMER DISCRETIONARY (12.2%)
     2,700,000       Aristocrat Leisure, Ltd.(in default)**
                     5.000%, 05/31/06                                  3,167,206
     3,700,000 EUR   BMW Finance, NV (Rolls Royce)&
                     1.875%, 12/18/08                                  9,401,693
                     Carnival Corp.
     5,000,000       2.000%, 04/15/21                                  6,400,000
     2,500,000       0.000%, 10/24/21                                  2,068,750
     4,375,000       General Motors Corp.
                     6.250%, 07/15/33                                  4,154,500
     3,800,000       International Game Technology
                     0.000%, 01/29/33                                  3,453,250
     3,310,000       Liberty Media Corp. (Time Warner, Inc.)&
                     0.750%, 03/30/23                                  3,930,625
     2,600,000       Mahindra & Mahindra, Ltd.
                     0.000%, 05/08/09                                  6,196,450
 1,380,000,000 JPY   Nikon Corp.
                     0.000%, 03/30/07                                 15,253,929
     2,000,000       Omnicom Group, Inc.
                     0.000%, 07/31/32                                  2,040,000
     4,785,000 EUR   Publicis Group, SA+
                     0.750%, 07/17/08                                  6,934,736
     3,700,000 GBP   Punch Taverns Redwood Jersey Co., Ltd.
                     5.000%, 12/14/10                                  7,968,151
                     Suzuki Motor Corp.
 1,200,000,000 JPY   0.000%, 03/29/13                                 12,409,901
   100,000,000 JPY   0.000%, 03/31/10                                  1,429,052
     8,250,000 CHF   Swatch Group, AG
                     2.625%, 10/15/10                                  7,835,571
     6,800,000       Walt Disney Company(+)
                     2.125%, 04/15/23                                  7,760,500
                                                                  --------------
                                                                     100,404,314
                                                                  --------------
                     CONSUMER STAPLES (2.3%)
    27,000,000 HKD   Hengan International Group Company, Ltd.
                     0.000%, 05/16/11                                  3,997,573
    13,650,000       Nestle Holdings, Inc.
                     0.000%, 06/11/08                                 15,272,757
                                                                  --------------
                                                                      19,270,330
                                                                  --------------

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
                     ENERGY (4.6%)
$    9,000,000       CNOOC, Ltd.
                     0.000%, 12/15/09                             $   10,561,045
     3,500,000 EUR   Fugro, NV
                     2.375%, 04/27/10                                  6,617,953
     1,600,000       Helix Energy Solutions Group*
                     3.250%, 12/15/25                                  2,086,000
     5,100,000       Nabors Industries, Inc.
                     0.000%, 06/15/23                                  5,450,625
     4,599,000 EUR   OMV, AG*+
                     1.500%, 12/01/08                                  8,308,564
     2,750,000       Schlumberger, Ltd.
                     2.125%, 06/01/23                                  4,551,250
                                                                  --------------
                                                                      37,575,437
                                                                  --------------
                     FINANCIALS (7.1%)
    43,000,000 HKD   Getsmart Finance, Ltd. (Sino Land)&
                     1.625%, 11/30/09                                  8,100,070
    11,300,000       Merrill Lynch & Company, Inc.(+)
                     0.000%, 03/13/32                                 14,191,670
 1,575,000,000 JPY   Mitsubishi UFJ Securities Co., Ltd.-@
                     0.250%, 09/30/14                                 14,527,222
    16,000,000       QBE Funding Trust III*
                     0.000%, 09/24/24                                 16,220,000
     6,015,000       Wachovia Corp. (Halliburton, Nabors
                     Industries, Amerada Hess)&
                     0.250%, 12/15/10                                  5,736,806
                                                                  --------------
                                                                      58,775,768
                                                                  --------------
                     HEALTH CARE (4.5%)
     1,700,000       Celgene Corp.
                     1.750%, 06/01/08                                  7,507,625
     3,900,000 EUR   Essilor International+
                     1.500%, 07/02/10                                  4,147,809
     9,400,000       Gilead Sciences, Inc.*(+)
                     0.500%, 05/01/11                                  9,940,500
    12,000,000       Roche Holdings, Inc.
                     0.000%, 07/25/21                                 11,235,000
     4,000,000       Sepracor Inc.
                     0.000%, 10/15/24                                  4,020,000
                                                                  --------------
                                                                      36,850,934
                                                                  --------------
                     INDUSTRIALS (5.9%)
    12,500,000 CHF   Adecco, SA
                     0.000%, 08/26/13                                 11,027,267
       690,000       AGCO Corp.(+)
                     1.750%, 12/31/33                                    940,125
     2,700,000       Armor Holdings, Inc.++
                     2.000%, 11/01/24                                  3,138,750
     3,100,000       CSX Corp.
                     0.000%, 10/30/21                                  3,995,125
     6,500,000       Lockheed Martin Corp.++
                     5.155%, 08/15/33                                  8,284,900

               See accompanying Notes to Schedule of Investments.


50 ANNUAL REPORT Schedule of Investments

                                                   Global Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$    7,000,000 EUR   Nexans, SA+
                     1.500%, 01/01/13                             $    7,675,096
     3,100,000       Roper Industries, Inc.++
                     1.481%, 01/15/34                                  1,933,625
     4,200,000 EUR   Siemens, AG
                     1.375%, 06/04/10                                  6,877,062
     1,900,000 EUR   USG People, NV
                     3.000%, 10/18/12                                  4,464,389
                                                                  --------------
                                                                      48,336,339
                                                                  --------------
                     INFORMATION TECHNOLOGY (4.7%)
    10,000,000 EUR   Cap Gemini, SA+
                     2.500%, 01/01/10                                  7,153,418
     3,700,000       Flextronics International Ltd.(+)
                     1.000%, 08/01/10                                  3,621,375
   600,000,000 JPY   Fujitsu, Ltd.
                     0.000%, 05/27/09                                  5,348,236
     2,800,000       RF Micro Devices, Inc.
                     1.500%, 07/01/10                                  3,139,500
     9,600,000       Symantec Corp.*
                     0.750%, 06/15/11                                 11,148,000
       800,000 CHF   Temenos Group, AG
                     1.500%, 03/21/13                                    770,065
   640,000,000 JPY   Toshiba Corp.
                     0.000%, 07/21/11                                  7,779,963
                                                                  --------------
                                                                      38,960,557
                                                                  --------------
                     TELECOMMUNICATION SERVICES (1.0%)
     2,400,000       Qwest Communications International, Inc.
                     3.500%, 11/15/25                                  3,927,000
     3,300,000       Time Warner Telecom, Inc.
                     2.375%, 04/01/26                                  4,236,375
                                                                  --------------
                                                                       8,163,375
                                                                  --------------
                     UTILITIES (1.1%)
     3,100,000 GBP   Scottish & Southern Energy, PLC
                     3.750%, 10/29/09                                  8,739,182
                     TOTAL CONVERTIBLE BONDS
                     (Cost $312,733,170)                             357,076,236
                                                                  ==============
SYNTHETIC CONVERTIBLE SECURITIES(2.0%)
GOVERNMENT AGENCY SECURITIES (1.8%)

                     United States Treasury Notes(+)
     8,600,000       3.375%, 02/15/08                                  8,449,165
     6,000,000       3.125%, 01/31/07                                  5,973,048
                                                                  --------------
                     TOTAL GOVERNMENT AGENCY SECURITIES               14,422,213
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
OPTIONS (0.2%)

                     CONSUMER DISCRETIONARY (0.0%)
           100       Garmin, Ltd.#
                     Call, 01/19/08, Strike $50.00                $      113,500
           120       Office Depot, Inc.#
                     Call, 01/19/08, Strike $40.00                        90,600
                                                                  --------------
                                                                         204,100
                                                                  --------------
                     CONSUMER STAPLES (0.0%)
           240       Kroger Company#
                     Call, 01/19/08, Strike $20.00                       100,800
            90       PepsiCo, Inc.#
                     Call, 01/19/08, Strike $60.00                        64,800
                                                                  --------------
                                                                         165,600
                                                                  --------------
                     FINANCIALS (0.1%)
            10       Chicago Mercantile Exchange Holdings,
                     Inc.# Call, 01/19/08, Strike $420.00                127,150
            25       Goldman Sachs Group, Inc.#
                     Call, 01/19/08, Strike $160.00                      109,375
            60       Lehman Brothers Holdings, Inc.#
                     Call, 01/19/08, Strike $75.00                        75,000
            65       Merrill Lynch & Company, Inc.#
                     Call, 01/19/08, Strike $70.00                       142,025
            80       State Street Corp.#
                     Call, 01/19/08, Strike $60.00                        79,600
                                                                  --------------
                                                                         533,150
                                                                  --------------
                     HEALTH CARE (0.0%)
            30       Allergan, Inc.#
                     Call, 01/19/08, Strike $110.00                       55,350
                                                                  --------------
                     INFORMATION TECHNOLOGY (0.1%)
            30       Apple Computer, Inc.#
                     Call, 01/19/08, Strike $75.00                        55,500
           115       Hewlett-Packard Company#
                     Call, 01/19/08, Strike $30.00                       131,100
           140       Intuit, Inc.#
                     Call, 01/19/08, Strike $27.50                       143,500
           115       Motorola, Inc.#
                     Call, 01/19/08, Strike $22.50                        43,700
           100       NVIDIA Corp.#
                     Call, 01/19/08, Strike $30.00                       101,000
                                                                  --------------
                                                                         474,800
                                                                  --------------
                     MATERIALS (0.0%)
            40       Phelps Dodge Corp.#
                     Call, 01/19/08, Strike $72.50                       122,800
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 51

Global Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
                     TELECOMMUNICATION SERVICES (0.0%)
           100       America Movil, S.A. de C.V.#
                     Call, 01/19/08, Strike $40.00                $       87,000
            40       NII Holdings, Inc.#
                     Call, 01/19/08, Strike $55.00                        71,200
                                                                  --------------
                                                                         158,200
                                                                  --------------
                     TOTAL OPTIONS                                     1,714,000
                                                                  --------------
                     TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                     (Cost $15,650,802)                               16,136,213
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
CONVERTIBLE PREFERRED STOCKS (2.2%)

                     FINANCIALS (1.4%)
        95,000       E*TRADE Financial Corp.
                     6.125%                                            2,851,900
         6,100       Fortis Insurance, NV (Assurant, Inc.)*&
                     7.750%                                            8,316,130
                                                                  --------------
                                                                      11,168,030
                                                                  --------------
                     INDUSTRIALS (0.8%)
     1,750,000 GBP   BAE Systems, PLC
                     7.750%                                            6,695,819
                                                                  --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $14,237,940)                               17,863,849
                                                                  ==============
COMMON STOCKS (52.0%)

                     CONSUMER DISCRETIONARY (8.9%)
       285,000 JPY   Casio Computer Co., Ltd.                          5,756,424
        95,000       Harley-Davidson, Inc.(+)                          6,519,850
       210,000       Home Depot, Inc.                                  7,839,300
       210,000 JPY   Honda Motor Company, Ltd.                         7,412,127
       235,000 EUR   Industria de Diseno Textil, SA                   11,227,710
        55,000       ITT Educational Services, Inc.#                   3,792,250
       110,000 JPY   Makita Corp.                                      3,263,785
       390,000       News Corp.(+)                                     8,478,600
         7,000 EUR   PUMA AG Rudolf Dassler Sport                      2,486,036
       103,000 CHF   Swatch Group, AG                                  4,113,940
       205,000       Toll Brothers, Inc.#(+)                           5,926,550
       125,000       Walt Disney Company                               3,932,500
       100,000 JPY   Yamaha Motor Corp.                                2,732,713
                                                                  --------------
                                                                      73,481,785
                                                                  --------------
                     CONSUMER STAPLES (6.0%)
     1,300,000 MXN   Grupo Modelo, S.A. de CV                          6,285,507
       173,000 EUR   Heineken, NV                                      7,834,809
       110,000 EUR   InBev, NV                                         6,192,969
         4,200 CHF   Lindt & Spruengli, AG                             9,183,925
       145,000       PepsiCo, Inc.                                     9,198,800
     2,980,000 MXN   Wal-Mart de Mexico SA de CV                      10,382,300
                                                                  --------------
                                                                      49,078,310
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     ENERGY (0.7%)
        34,000       PetroChina Company, Ltd.(+)                  $    3,753,260
        43,604       Valero Energy Corp.                               2,281,797
                                                                  --------------
                                                                       6,035,057
                                                                  --------------
                     FINANCIALS (3.6%)
        67,400       A.G. Edwards, Inc.                                3,845,170
       765,000 JPY   Daiwa Securities Group, Inc.                      8,649,516
        45,000       Goldman Sachs Group, Inc.                         8,540,550
       110,000       Manulife Financial Corp.                          3,567,300
       117,500       Washington Mutual, Inc.                           4,970,250
                                                                  --------------
                                                                      29,572,786
                                                                  --------------
                     HEALTH CARE (6.9%)
       245,000 JPY   Astellas Pharma, Inc.                            11,034,505
        95,000 GBP   AstraZeneca, PLC                                  5,598,559
        90,000 AUD   CSL, Ltd.                                         3,903,664
        57,000       Gilead Sciences, Inc.#(+)                         3,927,300
        60,000       Johnson & Johnson                                 4,044,000
       105,000 CHF   Novartis International AG                         6,373,581
       210,000       Pfizer, Inc.                                      5,596,500
       120,000 JPY   Takeda Chemical Industries                        7,704,169
       195,000       Thermo Electron, Corp.#(+)                        8,359,650
                                                                  --------------
                                                                      56,541,928
                                                                  --------------
                     INDUSTRIALS (5.0%)
       305,000 SEK   Alfa Laval AB                                    11,268,722
       365,000 GBP   Capita Group, PLC                                 3,748,596
        57,000       Danaher Corp.(+)                                  4,090,890
        45,000 JPY   FANUC, Ltd.                                       3,903,872
       240,000 JPY   Komatsu, Ltd.                                     4,318,444
        35,000 CHF   Kuehne & Nagel International, AG                  2,399,258
       465,000 AUD   Leighton Holdings, Ltd.                           7,647,229
        45,000       Lockheed Martin Corp.                             3,911,850
                                                                  --------------
                                                                      41,288,861
                                                                  --------------
                     INFORMATION TECHNOLOGY (18.8%)
       195,000 JPY   Canon, Inc.                                      10,414,224
       340,000       Cisco Systems, Inc.#                              8,204,200
        55,000       Cognizant Technology Solutions Corp.#             4,140,400
       150,000       Dell, Inc.#                                       3,649,500
       130,000       eBay, Inc.#(+)                                    4,176,900
       203,000 JPY   HOYA Corp.                                        7,843,717
       480,000       Infosys Technologies, Ltd.(+)                    25,008,000
       135,000 JPY   Kyocera Corp.                                    12,097,849
       430,000       Microsoft Corp.                                  12,345,300
       115,000 JPY   Murata Manufacturing Company, Ltd.                8,029,037
        55,000 JPY   Nintendo Company, Ltd.                           11,240,349
       800,000 EUR   Nokia Corp.                                      15,901,417
       350,000       Oracle Corp.#                                     6,464,500
        40,250 EUR   SAP, AG                                           8,013,124

               See accompanying Notes to Schedule of Investments.


52 ANNUAL REPORT Schedule of Investments

                                                   Global Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
       600,000       Satyam Computer Services, Ltd.(+)            $   13,266,000
       600,000 JPY   Toshiba Corp.                                     3,786,567
                                                                  --------------
                                                                     154,581,084
                                                                  --------------
                     MATERIALS (0.9%)
        22,674       Freeport-McMoRan Copper & Gold, Inc.(+)           1,371,323
         7,700 CHF   Givaudan, SA                                      6,378,301
                                                                  --------------
                                                                       7,749,624
                                                                  --------------
                     TELECOMMUNICATION SERVICES (1.2%)
       240,000       America Movil, S.A. de C.V.(+)                   10,288,800
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $359,339,357)                             428,618,235
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (0.8%)

                     COMMERCIAL PAPER (0.8%)
$    7,036,000       Citigroup, Inc.
                     5.230%, 11/01/06
                     (Cost $7,036,000)                                 7,036,000
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIESON LOAN (10.3%)

    84,758,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $84,758,000)                               84,758,000
                                                                  --------------
TOTAL INVESTMENTS (110.8%)
(Cost $794,674,564)                                                  912,540,823
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-10.3%)                    (84,758,000)
                                                                  --------------
LIABILITIES, LESS OTHER ASSETS (-0.5%)                                (3,872,590)
                                                                  --------------
NET ASSETS (100.0%)                                               $  823,910,233
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

& Securities exchangeable or convertible into securities of one or more entities different than the issuer. Such entities are identified in the parenthetical.

-    Security is considered illiquid and may be difficult to sell.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $53,933,194 or 6.5% of net assets.

#    Non-income producing security.

(+)  Security, or portion of security, is on loan.

+ Security is purchased at a price that takes into account the value, if any, of accrued but unpaid interest.

@ Security has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2006 involved the use of estimates and assumptions as determined by management personnel after evaluating information provided by an independent third party pricing service.

++ Variable rate or step bond security. The interest rate shown is the rate in effect at October 31, 2006.

** In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $2,700,000 as of October 31, 2006. The instrument has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2006, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

MXN  Mexican Peso

SEK  Swedish Krona

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 53

Global Growth and Income Fund

COUNTRY ALLOCATION

COUNTRY                % OF NET ASSETS
-------                ---------------
United States               33.3%
Japan                       20.0%
Switzerland                  9.0%
India                        5.4%
United Kingdom               4.0%
Australia                    3.8%
Mexico                       3.3%
Germany                      3.3%
France                       3.1%
Netherlands                  2.3%
Hong Kong                    2.3%
Finland                      1.9%
Belgium                      1.8%
Sweden                       1.4%
Spain                        1.4%
Austria                      1.0%
Netherlands Antilles         0.6%
Cayman Islands               0.5%
China                        0.5%
Singapore                    0.4%
Canada                       0.4%

Country allocations are classified according to country of risk and are based on net assets and may vary over time.

                 See accompanying Notes to Financial Statements.


54 ANNUAL REPORT Schedule of Investments

Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CORPORATE BONDS (1.0%)

                     CONSUMER DISCRETIONARY (0.1%)
$    6,000,000       Hasbro, Inc.
                     6.600%, 07/15/28                             $    6,023,340
                                                                  --------------
                     CONSUMER STAPLES (0.2%)
    11,030,000       Smithfield Foods,Inc.(+)
                     7.750%,05/15/13                                  11,443,625
                                                                  --------------
                     HEALTH CARE (0.3%)
    24,000,000       Tenet Healthcare Corp.(+)
                     9.250%,02/01/15                                  22,890,000
                                                                  --------------
                     INDUSTRIALS (0.4%)
    28,000,000       Hutchison Whampoa,Ltd.*(+)
                     6.250%,01/24/14                                  29,120,308
                                                                  --------------
                     TOTAL CORPORATE BONDS
                     (Cost $68,774,573)                               69,477,273
                                                                  ==============
CONVERTIBLE BONDS (38.7%)

                     CONSUMER DISCRETIONARY (5.2%)
    16,000,000       Aristocrat Leisure,Ltd. (in default)**
                     5.000%,05/31/06                                  18,768,626
                     Carnival Corp.
    40,700,000       0.000%,10/24/21                                  33,679,250
    16,275,000       2.000%,04/15/21                                  20,832,000
    37,500,000       General Motors Corp.
                     6.250%,07/15/33                                  35,610,000
    43,000,000       International Game Technology(+)
                     0.000%,01/29/33                                  39,076,250
    13,400,000       Lamar Advertising Company
                     2.875%,12/31/10                                  16,616,000
    31,419,000       Liberty Media Corp.(Time Warner,Inc.)&
                     0.750%,03/30/23                                  37,310,062
    65,000,000       Omnicom Group,Inc.
                     0.000%,07/31/32                                  66,300,000
     9,945,000       Priceline.com,Inc.*(+)
                     0.750%,09/30/13                                  11,237,850
    56,040,000       Walt Disney Company(+)
                     2.125%,04/15/23                                  63,955,650
                                                                  --------------
                                                                     343,385,688
                                                                  --------------
                     ENERGY (4.6%)
    20,660,000       Grey Wolf,Inc.(+)
                     3.750%,05/07/23                                  24,946,950
    25,500,000       Halliburton Company
                     3.125%,07/15/23                                  44,911,875
    24,235,000       Helix Energy Solutions Group*
                     3.250%,12/15/25                                  31,596,381
    90,000,000       Nabors Industries,Inc.
                     0.000%,06/15/23                                  96,187,500
                     Schlumberger,Ltd.
    30,000,000       2.125%,06/01/23(+)                               49,650,000
       200,000       1.500%,06/01/23                                     353,750

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$   17,875,000       Veritas DGC,Inc.*++
                     4.640%,03/15/24                              $   53,676,838
                                                                  --------------
                                                                     301,323,294
                                                                  --------------
                     FINANCIALS (7.1%)
    44,765,000       Bank of America Corp.(NASDAQ 100)&
                     0.250%,01/26/10                                  47,450,900
                     HCC Insurance Holdings,Inc.
    12,000,000       1.300%,04/01/23                                  17,955,000
    10,000,000       2.000%,09/01/21                                  15,875,000
    60,000,000       Host Marriott Corp.*
                     3.250%,04/15/24                                  84,150,000
   134,000,000       Merrill Lynch & Company,Inc.(+)
                     0.000%,03/13/32                                 168,290,600
 3,000,000,000 JPY   Mitsubishi UFJ Securities Co.,Ltd.-@
                     0.250%,09/30/14                                  27,670,899
    54,500,000       Travelers Property Casualty Corp.
                     4.500%,04/15/32                                  56,680,000
    50,615,000       Wachovia Corp.(Halliburton,Nabors
                     Industries,Amerada Hess)&
                     0.250%,12/15/10                                  48,274,056
                                                                  --------------
                                                                     466,346,455
                                                                  --------------
                     HEALTH CARE (6.8%)
    90,000,000       Amgen,Inc.*
                     0.125%,02/01/11                                  94,275,000
    40,000,000       Emdeon Corp.(+)
                     1.750%,06/15/23                                  38,450,000
    77,000,000       Gilead Sciences,Inc.*(+)
                     0.500%,05/01/11                                  81,427,500
    22,850,000       Greatbatch,Inc.
                     2.250%,06/15/13                                  20,622,125
    29,950,000       Henry Schein,Inc.(+)
                     3.000%,08/15/34                                  36,801,063
    33,000,000       Sepracor Inc.
                     0.000%,10/15/24                                  33,165,000
                     Teva Pharmaceutical Industries,Ltd.(+)
    67,000,000       0.250%,02/01/24                                  71,355,000
    20,500,000       0.500%,02/01/24                                  21,345,625
    24,877,000       Valeant Pharmaceuticals International(+)
                     4.000%,11/15/13                                  23,913,016
    26,100,000       Wyeth(+)++
                     5.109%,01/15/24                                  28,584,720
                                                                  --------------
                                                                     449,939,049
                                                                  --------------
                     INDUSTRIALS (4.8%)
    15,215,000       AGCO Corp.(+)
                     1.750%,12/31/33                                  20,730,437
    37,750,000       Armor Holdings,Inc.
                     2.000%,11/01/24                                  43,884,375
    31,900,000       CSX Corp.
                     0.000%,10/30/21                                  41,111,125

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 55

Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$   72,000,000       L-3 Communications Holdings*(+)
                     3.000%, 08/01/35                             $   74,970,000
    49,125,000       Lockheed Martin Corp.
                     5.155%, 08/15/33                                 62,614,725
    72,000,000       Roper Industries,Inc.
                     1.480%, 01/15/34                                 44,910,000
    19,500,000 EUR   Siemens,AG
                     1.375%, 06/04/10                                 31,929,218
                                                                  --------------
                                                                     320,149,880
                                                                  --------------
                     INFORMATION TECHNOLOGY (8.1%)
    20,000,000       Coherent,Inc.*(+)
                     2.750%,03/01/11                                  21,850,000
    41,000,000       CommScope,Inc.(+)
                     1.000%,03/15/24                                  63,396,250
    15,000,000       CSG Systems International,Inc.*
                     2.500%,06/15/24                                  17,231,250
    15,790,000       Digital River,Inc.(+)
                     1.250%,01/01/24                                  22,481,012
    23,200,000       DST Systems,Inc.
                     4.125%,08/15/23                                  32,074,000
    31,000,000       Flextronics International Ltd.(+)
                     1.000%,08/01/10                                  30,341,250
    20,000,000       Informatica Corp.(+)*
                     3.000%,03/15/26                                  19,775,000
     7,450,000       M-Systems Flash Disk Pioneers,Ltd.*
                     1.000%,03/15/35                                  10,318,250
    17,930,000       Macrovision Corp.*(+)
                     2.625%,08/15/11                                  21,202,225
    17,000,000       Mentor Graphics Corp.*(+)
                     6.250%,03/01/26                                  21,547,500
    35,000,000       ON Semiconductor Corp.
                     0.000%,04/15/24                                  31,718,750
    28,000,000       RF Micro Devices,Inc.(+)
                     1.500%,07/01/10                                  31,395,000
    32,000,000       Sandisk Corp.(+)
                     1.000%,05/15/13                                  29,160,000
    54,500,000       Sybase,Inc.*
                     1.750%,02/22/25                                  60,971,875
   105,000,000       Symantec Corp.*
                     0.750%,06/15/11                                 121,931,250
                                                                  --------------
                                                                     535,393,612
                                                                  --------------
                     TELECOMMUNICATION SERVICES (1.6%)
    43,000,000       Qwest Communications International,Inc.(+)
                     3.500%,11/15/25                                  70,358,750
    29,490,000       Time Warner Telecom,Inc.
                     2.375%,04/01/26                                  37,857,788
                                                                  --------------
                                                                     108,216,538
                                                                  --------------

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
                     UTILITIES (0.5%)
$   12,000,000 GBP   Scottish & Southern Energy
                     3.750%,10/29/09                              $   33,829,093
                                                                  --------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $2,279,163,309)                         2,558,583,609
                                                                  ==============
SYNTHETIC CONVERTIBLE SECURITIES (6.0%)
GOVERNMENT AGENCY SECURITIES (5.4%)

                     United States Treasury Notes(+)
   242,000,000       3.375%,02/15/08                                 237,755,562
    60,000,000       3.500%,11/15/06                                  59,976,600
    60,000,000       3.125%,01/31/07                                  59,730,480
                                                                  --------------
                     TOTAL GOVERNMENT AGENCY SECURITIES              357,462,642
                                                                  --------------

   NUMBER OF
  CONTRACTS                                                            VALUE
--------------                                                    --------------
OPTIONS (0.6%)

                     CONSUMER DISCRETIONARY (0.1%)
         2,000       Garmin,Ltd.#
                     Call,01/19/08,Strike $50.00                       2,270,000
         2,650       Office Depot,Inc.#
                     Call,01/19/08,Strike $40.00                       2,000,750
                                                                  --------------
                                                                       4,270,750
                                                                  --------------
                     CONSUMER STAPLES (0.1%)
         5,200       Kroger Company#
                     Call,01/19/08,Strike $20.00                       2,184,000
         2,100       PepsiCo,Inc.#
                     Call,01/19/08,Strike $60.00                       1,512,000
                                                                  --------------
                                                                       3,696,000
                                                                  --------------
                     FINANCIALS (0.2%)
           180       Chicago Mercantile Exchange Holdings,Inc.#
                     Call,01/19/08,Strike $420.00                      2,288,700
           550       Goldman Sachs Group,Inc.#
                     Call,01/19/08,Strike $160.00                      2,406,250
         1,300       Lehman Brothers Holdings,Inc.#
                     Call,01/19/08,Strike $75.00                       1,625,000
         1,500       Merrill Lynch & Company,Inc.#
                     Call,01/19/08,Strike $70.00                       3,277,500
         1,900       State Street Corp.#
                     Call,01/19/08,Strike $60.00                       1,890,500
                                                                  --------------
                                                                      11,487,950
                                                                  --------------
                     HEALTH CARE (0.0%)
           725       Allergan,Inc.#
                     Call,01/19/08,Strike $110.00                      1,337,625
                                                                  --------------
                     INFORMATION TECHNOLOGY (0.1%)
           700       Apple Computer,Inc.#
                     Call,01/19/08,Strike $75.00                       1,295,000
         2,750       Hewlett-Packard Company#
                     Call,01/19/08,Strike $30.00                       3,135,000

               See accompanying Notes to Schedule of Investments.


56 ANNUAL REPORT Schedule of Investments

                                                          Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
         3,260       Intuit, Inc.#
                     Call,01/19/08,Strike $27.50                  $    3,341,500
         2,700       Motorola,Inc.#
                     Call,01/19/08,Strike $22.50                       1,026,000
         2,050       NVIDIA Corp.#
                     Call,01/19/08,Strike $30.00                       2,070,500
         3,000       Vishay Intertechnology,Inc.#
                     Call,01/19/08,Strike $17.50                         217,500
                                                                  --------------
                                                                      11,085,500
                                                                  --------------
                     MATERIALS (0.0%)
           900       Phelps Dodge Corp.#
                     Call,01/19/08,Strike $72.50                       2,763,000
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.1%)
         1,900       America Movil,S.A.de C.V.#
                     Call,01/19/08,Strike $40.00                       1,653,000
           950       NII Holdings,Inc.#
                     Call,01/19/08,Strike $55.00                       1,691,000
                                                                  --------------
                                                                       3,344,000
                                                                  --------------
                     TOTAL OPTIONS                                    37,984,825
                                                                  --------------
                     TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                     (Cost $384,642,896)                             395,447,467
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
CONVERTIBLE PREFERRED STOCKS (5.2%)

                     ENERGY (1.2%)
       400,000       Bristow Group,Inc.
                     5.500%                                           19,248,000
       200,000       Chesapeake Energy Corp.*
                     5.000%                                           28,350,000
       280,000       Hess Corp.
                     7.000%                                           29,820,000
                                                                  --------------
                                                                      77,418,000
                                                                  --------------
                     FINANCIALS (3.5%)
     1,400,000       E*TRADE Financial Corp.
                     6.125%                                           42,028,000
        22,360       Fortis Insurance,NV (Assurant,Inc.)*&
                     7.750%                                           30,483,388
       460,000       Hartford Financial Services Group,Inc.
                     6.000%                                           34,661,000
     2,175,000       MetLife,Inc.
                     6.375%                                           64,423,500
       490,750       Morgan Stanley
                     (Nuveen Investments,Inc.)&
                     5.875%                                           21,421,238
       666,000       Washington Mutual,Inc.
                     5.375%                                           35,997,300
                                                                  --------------
                                                                     229,014,426
                                                                  --------------

  NUMBER OF
   SHARES                                                              VALUE
--------------                                                    --------------
                     INDUSTRIALS (0.5%)
     9,000,000 GBP   BAE Systems,PLC
                     7.750%                                       $   34,435,640
                                                                  --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $289,177,524)                             340,868,066
                                                                  ==============
COMMON STOCKS (48.5%)

                     CONSUMER DISCRETIONARY (11.2%)
       930,000       Garmin,Ltd.                                      49,671,300
     1,900,000       Harley-Davidson,Inc.(+)                         130,397,000
     3,200,000       Home Depot,Inc.                                 119,456,000
       975,000       International Game Technology(+)                 41,447,250
       435,000       ITT Educational Services,Inc.#(+)                29,993,250
     6,050,000       News Corp.(+)                                   131,527,000
       370,000       Nike,Inc.(+)                                     33,995,600
     1,775,000       Starbucks Corp.#(+)                              67,006,250
     1,300,000       Toll Brothers,Inc.#(+)                           37,583,000
     3,150,000       Walt Disney Company(+)                           99,099,000
                                                                  --------------
                                                                     740,175,650
                                                                  --------------
                     CONSUMER STAPLES (2.6%)
     1,450,000       Coca-Cola Company                                67,744,000
     1,675,000       PepsiCo,Inc.                                    106,262,000
                                                                  --------------
                                                                     174,006,000
                                                                  --------------
                     ENERGY (1.3%)
     1,585,600       Valero Energy Corp.                              82,974,448
                                                                  --------------
                     FINANCIALS (5.8%)
       575,000       A.G.Edwards,Inc.(+)                              32,803,750
       760,000       Ambac Financial Group,Inc.                       63,452,400
       600,000       Bank of America Corp.(+)                         32,322,000
       485,000       Goldman Sachs Group,Inc.(+)                      92,048,150
     1,400,000       Manulife Financial Corp.(+)                      45,402,000
       240,000       PartnerRe,Ltd.                                   16,780,800
       290,000       Reinsurance Group of America,Inc.                16,356,000
     2,000,169       Washington Mutual,Inc.                           84,607,149
                                                                  --------------
                                                                     383,772,249
                                                                  --------------
                     HEALTH CARE (7.4%)
       650,000       Forest Laboratories,Inc.#(+)                     31,811,000
       750,000       Gilead Sciences,Inc.#(+)                         51,675,000
       500,000       Johnson & Johnson                                33,700,000
     3,700,000       King Pharmaceuticals,Inc.#(+)                    61,901,000
     1,150,000       Merck & Company,Inc.(+)                          52,233,000
     4,750,000       Pfizer,Inc.                                     126,587,500
     3,000,000       Thermo Electron,Corp.#(+)                       128,610,000
                                                                  --------------
                                                                     486,517,500
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 57

Growth and Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                            VALUE
--------------                                                   ---------------
                     INDUSTRIALS (5.5%)
       835,000       Boeing Company                              $    66,683,100
       950,000       Danaher Corp.(+)                                 68,181,500
       284,200       Dover Corp.(+)                                   13,499,500
       800,000       Lockheed Martin Corp.                            69,544,000
     1,000,000       Manpower,Inc.                                    67,770,000
       850,000       Raytheon Company(+)                              42,457,500
     1,150,000       Tyco International,Ltd.(+)                       33,844,500
                                                                 ---------------
                                                                     361,980,100
                                                                 ---------------
                     INFORMATION TECHNOLOGY (14.3%)
     2,400,000       BEA Systems,Inc.#(+)                             39,048,000
     3,200,000       Cisco Systems,Inc.#(+)                           77,216,000
       500,000       Cognizant Technology Solutions Corp.#(+)         37,640,000
     2,800,000       Dell,Inc.#(+)                                    68,124,000
     1,150,000       eBay,Inc.#(+)                                    36,949,500
     3,600,000       Infosys Technologies,Ltd.(+)                    187,560,000
     5,476,000       Microsoft Corp.                                 157,215,960
     1,517,355       Motorola,Inc.(+)                                 34,990,206
     4,500,000 EUR   Nokia Corp.                                      89,445,468
     3,400,000       NVIDIA Corp.#(+)                                118,558,000
     5,200,000       Oracle Corp.#(+)                                 96,044,000
                                                                 ---------------
                                                                     942,791,134
                                                                 ---------------
                     MATERIALS (0.4%)
       485,877       Freeport-McMoRan Copper & Gold,Inc.(+)           29,385,841
                                                                 ---------------
                     TOTAL COMMON STOCKS
                     (Cost $2,620,788,475)                         3,201,602,922
                                                                 ---------------

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------                                                   ---------------
SHORT-TERM INVESTMENTS (1.6%)

                     COMMERCIAL PAPER (1.6%)
$    3,447,000       Citigroup,Inc.
                     5.230%,11/01/06                                   3,447,000
                                                                 ---------------
   100,000,000       UBS Finance,Inc.
                     5.230%,11/01/06                                 100,000,000
                                                                 ---------------
                     TOTAL SHORT-TERM INVESTMENTS
                     (Cost $103,447,000)                             103,447,000
                                                                 ---------------

   NUMBER OF
    SHARES                                                            VALUE
--------------                                                   ---------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (17.0%)

 1,120,642,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $1,120,642,000)                       $ 1,120,642,000
                                                                 ---------------
TOTAL INVESTMENTS (118.0%)
(Cost $6,866,635,777)                                              7,790,068,337
                                                                 ===============
PAYABLE UPON RETURN OF SECURITIES LOANED (-17.0%)                 (1,120,642,000)
                                                                 ---------------
LIABILITIES,LESS OTHER ASSETS (-1.0%)                                (65,488,528)
                                                                 ---------------
NET ASSETS (100.0%)                                              $ 6,603,937,809
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

& Securities exchangeable or convertible into securities of one or more entities different than the issuer. Such entities are identified in the parenthetical.

-    Security is considered illiquid and may be difficult to sell.

(+)  Security, or portion of security, is on loan.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $473,827,521 or 7.2% of net assets.

@ Security has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2006 involved the use of estimates and assumptions as determined by management personnel after evaluating information provided by an independent third party pricing service.

++ Variable rate security 2006. The interest rate shown is the rate in effect at October 31, 2006.

#    Non-income producing security.

** In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund has received partial payment of $16,000,000 as of October 31, 2006. The instrument has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2006, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

Note:Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

                See accompanying Notes to Financial Statements.


58 ANNUAL REPORT Schedule of Investments

High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CORPORATE BONDS (57.3%)

                     CONSUMER DISCRETIONARY (18.0%)
$    2,182,000       DIRECTV Financing Company, Inc.
                     8.375%, 03/15/13                             $    2,274,735
                     EchoStar DBS Corp.
     2,182,000       7.125%, 02/01/16*(+)                              2,143,815
        97,000       6.625%, 10/01/14                                     93,848
     1,455,000 GBP   EMI Group, PLC
                     9.750%, 05/20/08                                  2,934,241
     2,352,000       Expedia, Inc.*(+)
                     7.456%, 08/15/18                                  2,459,155
                     Ford Motor Company
     2,230,000       7.875%, 06/15/10                                  2,177,742
     1,455,000       7.450%, 07/16/31                                  1,147,631
       994,000       8.625%, 11/01/10                                    990,374
     3,491,000       GameStop Corp.(+)
                     8.000%, 10/01/12                                  3,639,367
                     General Motors Corp.
     2,424,000       7.200%, 01/15/11                                  2,272,500
       194,000       7.125%, 07/15/13(+)                                 174,600
                     Goodyear Tire & Rubber Company
     1,455,000       7.857%, 08/15/11(+)                               1,414,988
     1,455,000       7.000%, 03/15/28                                  1,184,006
       848,000       Hovnanian Enterprises, Inc.(+)
                     7.750%, 05/15/13                                    806,660
       970,000       IMAX Corp.(+)
                     9.625%, 12/01/10                                    906,950
     1,503,000       Jarden Corp.(+)
                     9.750%, 05/01/12                                  1,596,937
     1,939,000       Mandalay Resort Group(+)
                     7.625%, 07/15/13                                  1,902,644
     1,939,000       NCL Holding, ASA
                     10.625%, 07/15/14                                 1,900,220
     2,521,000       Oxford Industries, Inc.
                     8.875%, 06/01/11                                  2,599,781
       291,000       Phillips-Van Heusen Corp.
                     8.125%, 05/01/13                                    304,823
     1,455,000       Pinnacle Entertainment, Inc.(+)
                     8.750%, 10/01/13                                  1,538,662
       145,000       RH Donnelley Financial Corp.*
                     10.875%, 12/15/12                                   159,319
        97,000       Station Casinos, Inc.(+)
                     6.875%, 03/01/16                                     89,483
     1,164,000       Vail Resorts, Inc.
                     6.750%, 02/15/14                                  1,140,720
     2,182,000       Warnaco Group, Inc.
                     8.875%, 06/15/13                                  2,291,100
                     Warner Music Group
     1,455,000       7.375%, 04/15/14                                  1,429,537
       970,000 GBP   8.125%, 04/15/14                                  1,896,580
                     WCI Communities, Inc.(+)
     1,939,000       6.625%, 03/15/15                                  1,589,980
       873,000       7.875%, 10/01/13                                    744,233

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$       97,000       Wynn Las Vegas, LLC(+)
                     6.625%, 12/01/14                             $       95,545
                                                                  --------------
                                                                      43,900,176
                                                                  --------------
                     CONSUMER STAPLES (5.7%)
     1,067,000       Chattem, Inc.
                     7.000%, 03/01/14                                  1,042,992
     2,230,000       Constellation Brands, Inc.
                     7.250%, 09/01/16                                  2,277,387
                     Dole Food Company, Inc.
       970,000       7.250%, 06/15/10                                    909,375
       484,000       8.875%, 03/15/11(+)                                 464,035
       679,000       NBTY, Inc.
                     7.125%, 10/01/15                                    663,723
       873,000       Playtex Products, Inc.
                     8.000%, 03/01/11                                    914,468
     3,636,000       Reynolds American, Inc.*
                     7.300%, 07/15/15                                  3,796,224
     2,424,000       Smithfield Foods, Inc.
                     7.750%, 05/15/13                                  2,514,900
     1,212,000       SUPERVALU, Inc.
                     7.500%, 11/15/14                                  1,238,868
                                                                  --------------
                                                                      13,821,972
                                                                  --------------
                     ENERGY (9.6%)
     3,394,000       Arch Western Finance, LLC
                     6.750%, 07/01/13                                  3,292,180
       970,000       Chesapeake Energy Corp.
                     6.875%, 01/15/16                                    967,575
     1,455,000       Comstock Resources, Inc.
                     6.875%, 03/01/12                                  1,384,069
       126,000       Energy Partners, Ltd.
                     8.750%, 08/01/10                                    131,670
     1,455,000       Giant Industries, Inc.
                     8.000%, 05/15/14                                  1,582,312
     2,109,000       Hanover Compressor Company
                     9.000%, 06/01/14                                  2,256,630
     2,982,000       Paramount Resources, Ltd.
                     8.500%, 01/31/13                                  3,000,637
     3,297,000       Petrohawk Energy Corp.
                     7.125%, 04/01/12                                  3,181,605
     2,618,000       Petroleo Brasileiro, SA
                     8.375%, 12/10/18                                  3,082,695
     1,125,000       Superior Energy Services, Inc.*
                     6.875%, 06/01/14                                  1,122,188
     1,455,000       Swift Energy Company
                     9.375%, 05/01/12                                  1,538,663
     1,939,000       Williams Companies, Inc.
                     7.750%, 06/15/31                                  1,992,322
                                                                  --------------
                                                                      23,532,546
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 59

High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
                     FINANCIALS (3.5%)
                     E*TRADE Financial,Corp.
$    2,027,000       7.375%,09/15/13                              $    2,092,877
     1,261,000       7.875%,12/01/15(+)                                1,339,813
       970,000       Host Hotels & Resorts, Inc.(+)
                     7.125%,11/01/13                                     985,763
     2,424,000       Leucadia National Corp.
                     7.000%,08/15/13                                   2,451,270
       339,000       Omega Healthcare Investors, Inc.
                     7.000%,04/01/14                                     341,119
     1,293,000       Senior Housing Properties Trust
                     7.875%,04/15/15                                   1,341,487
                                                                  --------------
                                                                       8,552,329
                                                                  --------------
                     HEALTH CARE (4.3%)
     1,648,000       Ameripath, Inc.(+)
                     10.500%,04/01/13                                  1,779,840
     3,394,000       Angiotech Pharmaceuticals, Inc.*
                     7.750%,04/01/14                                   3,241,270
     1,222,000       Bausch & Lomb, Inc.
                     7.125%,08/01/28                                   1,257,432
     2,424,000       Bio-Rad Laboratories, Inc.
                     7.500%,08/15/13                                   2,508,840
       145,000       DaVita, Inc.
                     7.250%,03/15/15                                     145,000
        97,000       Omnicare, Inc.(+)
                     6.875%,12/15/15                                      95,545
     1,455,000       Vanguard Health Systems, Inc.(+)
                     9.000%,10/01/14                                   1,414,987
                                                                  --------------
                                                                      10,442,914
                                                                  --------------
                     INDUSTRIALS (6.3%)
       970,000       AMR Corp.
                     7.250%,02/05/09                                     982,125
     1,455,000       Armor Holdings, Inc.
                     8.250%,08/15/13                                   1,513,200
       970,000       Gardner Denver, Inc.
                     8.000%,05/01/13                                   1,016,075
     1,881,000       General Cable Corp.
                     9.500%,11/15/10                                   2,012,670
     1,697,000       Greenbrier Companies, Inc.
                     8.375%,05/15/15                                   1,726,697
     1,455,000       IKON Office Solutions, Inc.
                     7.750%,09/15/15                                   1,500,469
     1,273,000       Mobile Mini, Inc.
                     9.500%,07/01/13                                   1,371,658
     1,678,000       Terex Corp.
                     7.375%,01/15/14                                   1,711,560
     3,515,000       WESCO International, Inc.
                     7.500%,10/15/17                                   3,567,725
                                                                  --------------
                                                                      15,402,179
                                                                  --------------

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
                     INFORMATION TECHNOLOGY (3.3%)
$    1,263,000       Advanced Micro Devices, Inc.
                     7.750%,11/01/12                              $    1,288,260
       170,000       Anixter International, Inc.
                     5.950%,03/01/15                                     160,650
        97,000       Avago Technologies*(+)
                     11.875%,12/01/15                                    107,185
     2,909,000       Celestica, Inc.
                     7.625%,07/01/13                                   2,930,818
        97,000       Sanmina-SCI Corp.
                     8.125%,03/01/16                                      95,909
     3,297,000       SunGard Data Systems, Inc.(+)
                     9.125%,08/15/13                                   3,437,122
                                                                  --------------
                                                                       8,019,944
                                                                  --------------
                     MATERIALS (4.1%)
       242,000       Agrium, Inc.(+)
                     7.125%,05/23/36                                     258,907
     2,909,000       Equistar Chemicals,LP
                     10.625%,05/01/11                                  3,127,175
        97,000       Gibraltar Industries, Inc.
                     8.000%,12/01/15                                      96,515
                     Ineos Group Holdings, PLC*
     1,745,000 EUR   7.875%,02/15/16                                   2,140,841
       485,000       8.500%,02/15/16(+)                                  469,237
       970,000       U.S.Concrete, Inc.(+)
                     8.375%,04/01/14                                     936,050
                     Union Carbide Corp.
       528,000       7.875%,04/01/23                                     563,530
       242,000       7.500%,06/01/25(+)                                  261,176
     2,182,000       Westlake Chemical Corp.
                     6.625%,01/15/16                                   2,100,175
                                                                  --------------
                                                                       9,953,606
                                                                  --------------
                     TELECOMMUNICATION SERVICES (2.5%)
        97,000       Citizens Communications Company(+)
                     9.000%,08/15/31                                     105,851
       921,000       iPCS, Inc.
                     11.500%,05/01/12                                  1,033,823
       640,000       Leap Wireless International, Inc.*
                     9.375%,11/01/14                                     656,000
       970,000 CAD   Rogers Communications, Inc.
                     7.250%,12/15/11                                     931,915
       970,000 CAD   Rogers Wireless, Inc.
                     7.625%,12/15/11                                     951,523
     2,434,000       Syniverse Technologies, Inc.
                     7.750%,08/15/13                                   2,348,810
                                                                  --------------
                                                                       6,027,922
                                                                  --------------
                     TOTAL CORPORATE BONDS
                     (Cost $138,063,303)                             139,653,588
                                                                  ==============

               See accompanying Notes to Schedule of Investments.


60 ANNUAL REPORT Schedule of Investments

                                                                 High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CONVERTIBLE BONDS (26.2%)

                     CONSUMER DISCRETIONARY (5.3%)
$    1,250,000       EchoStar Communications Corp.
                     5.750%,05/15/08                              $    1,267,187
     1,250,000       General Motors Corp.
                     6.250%,07/15/33                                   1,187,000
     2,000,000       Kellwood Company
                     3.500%,06/15/34                                   1,837,500
     1,000,000       Lamar Advertising Company(+)
                     2.875%,12/31/10                                   1,240,000
     1,200,000       Liberty Media Corp.(Motorola, Inc.)&
                     3.500%,01/15/31                                   1,257,000
     2,000,000 GBP   Punch Taverns Redwood Jersey Co., Ltd.
                     5.000%,12/14/10                                   4,307,109
                     United Auto Group, Inc.
     1,000,000       3.500%,04/01/26                                   1,146,250
       630,000       3.500%,04/01/26*                                    722,138
                                                                  --------------
                                                                      12,964,184
                                                                  --------------
                     CONSUMER STAPLES (1.0%)
     1,750,000       Church & Dwight Co., Inc.
                     5.250%,08/15/33                                   2,447,812
                                                                  --------------
                     ENERGY (1.6%)
     3,000,000       Helix Energy Solutions Group*
                     3.250%,12/15/25                                   3,911,250
                                                                  --------------
                     HEALTH CARE (1.8%)
     2,200,000       Emdeon Corp.*
                     3.125%,09/01/25                                   2,142,250
     2,000,000       Wyeth##++
                     5.109%,01/15/24                                   2,190,400
                                                                  --------------
                                                                       4,332,650
                                                                  --------------
                     INDUSTRIALS (6.5%)
     2,000,000       GATX Corp.
                     7.500%,02/01/07                                   2,562,500
     1,700,000       Kaydon Corp.
                     4.000%,05/23/23                                   2,526,625
     2,000,000       Lockheed Martin Corp.++
                     5.155%,08/15/33                                   2,549,200
     2,000,000       Quanta Services, Inc.
                     4.500%,10/01/23                                   3,500,000
     4,200,000       Roper Industries, Inc.
                     1.481%,01/15/34                                   2,619,750
     2,000,000       Trinity Industries, Inc.
                     3.875%,06/01/36                                   2,037,500
                                                                  --------------
                                                                      15,795,575
                                                                  --------------
                     INFORMATION TECHNOLOGY (8.4%)
     3,000,000       CSG Systems International, Inc.
                     2.500%,06/15/24                                   3,446,250
     2,400,000       DST Systems, Inc.
                     4.125%,08/15/23                                   3,318,000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$    3,500,000       Electronic Data Systems Corp.(+)
                     3.875%,07/15/23                              $    3,596,250
     2,000,000       Frequency Electronics, Inc.*(+)
                     2.875%,06/01/13                                   2,130,000
     1,000,000       Informatica Corp.(+)
                     3.000%,03/15/26                                     988,750
     2,000,000       LSI Logic Corp.
                     4.000%,05/15/10                                   2,142,500
                     Mentor Graphics Corp.
     1,250,000       6.250%,03/01/26*                                  1,584,375
       800,000       6.250%,03/01/26(+)                                1,004,000
     2,275,000       Vishay Intertechnology, Inc.
                     3.625%,08/01/23                                   2,269,312
                                                                  --------------
                                                                      20,479,437
                                                                  --------------
                     MATERIALS (0.9%)
    15,000,000 ZAR   Harmony Gold Mining Company, Ltd.
                     4.875%,05/21/09                                   2,222,128
                                                                  --------------
                     UTILITIES (0.7%)
       600,000 GBP   Scottish & Southern Energy, PLC
                     3.750%,10/29/09                                   1,691,455
                                                                  --------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $57,264,068)                               63,844,491
                                                                  ==============
SYNTHETIC CONVERTIBLE SECURITIES (2.1%)
CORPORATE BONDS (1.8%)

                     CONSUMER DISCRETIONARY (0.6%)
        68,000       DIRECTV Financing Company, Inc.
                     8.375%,03/15/13                                      70,890
                     EchoStar DBS Corp.
        68,000       7.125%,02/01/16*(+)                                  66,810
         3,000       6.625%,10/01/14                                       2,903
        45,000 GBP   EMI Group, PLC
                     9.750%,05/20/08                                      90,750
        73,000       Expedia, Inc.*(+)
                     7.456%,08/15/18                                      76,326
                     Ford Motor Company
        70,000       7.875%,06/15/10                                      68,360
        45,000       7.450%,07/16/31                                      35,494
        31,000       8.625%,11/01/10                                      30,887
       109,000       GameStop Corp.(+)
                     8.000%,10/01/12                                     113,632
                     General Motors Corp.
        76,000       7.200%,01/15/11                                      71,250
         6,000       7.125%,07/15/13(+)                                    5,400
                     Goodyear Tire & Rubber Company
        45,000       7.857%,08/15/11(+)                                   43,762
        45,000       7.000%,03/15/28                                      36,619
        27,000       Hovnanian Enterprises, Inc.(+)
                     7.750%,05/15/13                                      25,684
        30,000       IMAX Corp.(+)
                     9.625%,12/01/10                                      28,050
        47,000       Jarden Corp.(+)
                     9.750%,05/01/12                                      49,937
        61,000       Mandalay Resort Group(+)
                     7.625%,07/15/13                                      59,856

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 61

High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$       61,000       NCL Holding, ASA
                     10.625%,07/15/14                             $       59,780
        79,000       Oxford Industries, Inc.
                     8.875%,06/01/11                                      81,469
         9,000       Phillips-Van Heusen Corp.
                     8.125%,05/01/13                                       9,428
        45,000       Pinnacle Entertainment, Inc.(+)
                     8.750%,10/01/13                                      47,587
         5,000       RH Donnelley Financial Corp.*
                     10.875%,12/15/12                                      5,494
         3,000       Station Casinos, Inc.(+)
                     6.875%,03/01/16                                       2,768
        36,000       Vail Resorts, Inc.
                     6.750%,02/15/14                                      35,280
        68,000       Warnaco Group, Inc.
                     8.875%,06/15/13                                      71,400
                     Warner Music Group
        45,000       7.375%,04/15/14                                      44,212
        30,000 GBP   8.125%,04/15/14                                      58,657
                     WCI Communities, Inc.(+)
        61,000       6.625%,03/15/15                                      50,020
        27,000       7.875%,10/01/13                                      23,017
         3,000       Wynn Las Vegas, LLC(+)
                     6.625%,12/01/14                                       2,955
                                                                  --------------
                                                                       1,368,677
                                                                  --------------
                     CONSUMER STAPLES (0.2%)
        33,000       Chattem, Inc.
                     7.000%,03/01/14                                      32,257
        70,000       Constellation Brands, Inc.
                     7.250%,09/01/16                                      71,487
                     Dole Food Company, Inc.
        30,000       7.250%,06/15/10                                      28,125
        15,000       8.875%,03/15/11(+)                                   14,381
        21,000       NBTY, Inc.
                     7.125%,10/01/15                                      20,528
        27,000       Playtex Products, Inc.
                     8.000%,03/01/11                                      28,283
       114,000       Reynolds American, Inc.*
                     7.300%,07/15/15                                     119,024
        76,000       Smithfield Foods, Inc.
                     7.750%,05/15/13                                      78,850
        38,000       SUPERVALU, Inc.
                     7.500%,11/15/14                                      38,842
                                                                  --------------
                                                                         431,777
                                                                  --------------
                     ENERGY (0.3%)
       106,000       Arch Western Finance, LLC
                     6.750%,07/01/13                                     102,820
        30,000       Chesapeake Energy Corp.
                     6.875%,01/15/16                                      29,925
        45,000       Comstock Resources, Inc.
                     6.875%,03/01/12                                      42,806
         4,000       Energy Partners, Ltd.
                     8.750%,08/01/10                                       4,180

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$       45,000       Giant Industries, Inc.
                     8.000%,05/15/14                              $       48,938
        66,000       Hanover Compressor Company
                     9.000%,06/01/14                                      70,620
        93,000       Paramount Resources, Ltd.
                     8.500%,01/31/13                                      93,581
       103,000       Petrohawk Energy Corp.
                     7.125%,04/01/12                                      99,395
        82,000       Petroleo Brasileiro, SA
                     8.375%,12/10/18                                      96,555
        35,000       Superior Energy Services, Inc.*
                     6.875%,06/01/14                                      34,913
        45,000       Swift Energy Company
                     9.375%,05/01/12                                      47,588
        61,000       Williams Companies, Inc.
                     7.750%,06/15/31                                      62,677
                                                                  --------------
                                                                         733,998
                                                                  --------------
                     FINANCIALS (0.1%)
                     E*TRADE Financial,Corp.
        63,000       7.375%,09/15/13                                      65,047
        39,000       7.875%,12/01/15(+)                                   41,437
        30,000       Host Hotels & Resorts, Inc.(+)
                     7.125%,11/01/13                                      30,488
        76,000       Leucadia National Corp.
                     7.000%,08/15/13                                      76,855
        11,000       Omega Healthcare Investors, Inc.
                     7.000%,04/01/14                                      11,069
        40,000       Senior Housing Properties Trust
                     7.875%,04/15/15                                      41,500
                                                                  --------------
                                                                         266,396
                                                                  --------------
                     HEALTH CARE (0.1%)
        52,000       Ameripath,Inc.(+)
                     10.500%,04/01/13                                     56,160
       106,000       Angiotech Pharmaceuticals, Inc.*
                     7.750%,04/01/14                                     101,230
        38,000       Bausch & Lomb, Inc.
                     7.125%,08/01/28                                      39,102
        76,000       Bio-Rad Laboratories, Inc.
                     7.500%,08/15/13                                      78,660
         5,000       DaVita, Inc.
                     7.250%,03/15/15                                       5,000
         3,000       Omnicare, Inc.(+)
                     6.875%,12/15/15                                       2,955
        45,000       Vanguard Health Systems, Inc.(+)
                     9.000%,10/01/14                                      43,762
                                                                  --------------
                                                                         326,869
                                                                  --------------
                     INDUSTRIALS (0.2%)
        30,000       AMR Corp.
                     7.250%,02/05/09                                      30,375
        45,000       Armor Holdings, Inc.
                     8.250%,08/15/13                                      46,800

               See accompanying Notes to Schedule of Investments.


62 ANNUAL REPORT Schedule of Investments

                                                                 High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$       30,000       Gardner Denver, Inc.
                     8.000%,05/01/13                              $       31,425
        59,000       General Cable Corp.
                     9.500%,11/15/10                                      63,130
        53,000       Greenbrier Companies, Inc.
                     8.375%,05/15/15                                      53,928
        45,000       IKON Office Solutions, Inc.
                     7.750%,09/15/15                                      46,406
        40,000       Mobile Mini, Inc.
                     9.500%,07/01/13                                      43,100
        52,000       Terex Corp.
                     7.375%,01/15/14                                      53,040
       110,000       WESCO International, Inc.
                     7.500%,10/15/17                                     111,650
                                                                  --------------
                                                                         479,854
                                                                  --------------
                     INFORMATION TECHNOLOGY (0.1%)
        39,000       Advanced Micro Devices, Inc.
                     7.750%,11/01/12                                      39,780
         5,000       Anixter International, Inc.
                     5.950%,03/01/15                                       4,725
         3,000       Avago Technologies*(+)
                     11.875%,12/01/15                                      3,315
        91,000       Celestica, Inc.
                     7.625%,07/01/13                                      91,683
         3,000       Sanmina-SCI Corp.
                     8.125%,03/01/16                                       2,966
       103,000       SunGard Data Systems, Inc.(+)
                     9.125%,08/15/13                                     107,377
                                                                  --------------
                                                                         249,846
                                                                  --------------
                     MATERIALS (0.1%)
         8,000       Agrium, Inc.(+)
                     7.125%,05/23/36                                       8,559
        91,000       Equistar Chemicals, LP
                     10.625%,05/01/11                                     97,825
         3,000       Gibraltar Industries, Inc.
                     8.000%,12/01/15                                       2,985
                     Ineos Group Holdings, PLC*
        55,000 EUR   7.875%,02/15/16                                      67,476
        15,000       8.500%,02/15/16(+)                                   14,513
        30,000       U.S.Concrete, Inc.(+)
                     8.375%,04/01/14                                      28,950
                     Union Carbide Corp.
        17,000       7.875%,04/01/23                                      18,144
         8,000       7.500%,06/01/25(+)                                    8,634
        68,000       Westlake Chemical Corp.
                     6.625%,01/15/16                                      65,450
                                                                  --------------
                                                                         312,536
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.1%)
         3,000       Citizens Communications Company(+)
                     9.000%,08/15/31                                       3,274
        29,000       iPCS, Inc.
                     11.500%,05/01/12                                     32,552

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$       20,000       Leap Wireless International, Inc.*
                     9.375%,11/01/14                              $       20,500
        30,000 CAD   Rogers Communications, Inc.
                     7.250%,12/15/11                                      28,822
        30,000 CAD   Rogers Wireless, Inc.
                     7.625%,12/15/11                                      29,429
        76,000       Syniverse Technologies, Inc.
                     7.750%,08/15/13                                      73,340
                                                                  --------------
                                                                         187,917
                                                                  --------------
                     TOTAL CORPORATE BONDS                             4,357,870
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
OPTIONS (0.3%)

                     CONSUMER DISCRETIONARY (0.1%)
            40       Garmin, Ltd.#
                     Call,01/19/08, Strike $50.00                         45,400
            50       Office Depot, Inc.#
                     Call,01/19/08, Strike $40.00                         37,750
                                                                  --------------
                                                                          83,150
                                                                  --------------
                     CONSUMER STAPLES (0.0%)
           100       Kroger Company#
                     Call,01/19/08, Strike $20.00                         42,000
            40       PepsiCo, Inc.#
                     Call,01/19/08, Strike $60.00                         28,800
                                                                  --------------
                                                                          70,800
                                                                  --------------
                     FINANCIALS (0.1%)
            5        Chicago Mercantile Exchange
                     Holdings, Inc.#
                     Call,01/19/08, Strike $420.00                        63,575
            15       Goldman Sachs Group, Inc.#
                     Call,01/19/08, Strike $160.00                        65,625
            20       Lehman Brothers Holdings, Inc.#
                     Call,01/19/08, Strike $75.00                         25,000
            30       Merrill Lynch & Company, Inc.#
                     Call,01/19/08, Strike $70.00                         65,550
            40       State Street Corp.#
                     Call,01/19/08, Strike $60.00                         39,800
                                                                  --------------
                                                                         259,550
                                                                  --------------
                     HEALTH CARE (0.0%)
            15       Allergan, Inc.#
                     Call,01/19/08, Strike $110.00                        27,675
                                                                  --------------
                     INFORMATION TECHNOLOGY (0.1%)
            15       Apple Computer, Inc.#
                     Call,01/19/08, Strike $75.00                         27,750
            50       Hewlett-Packard Company#
                     Call,01/19/08, Strike $30.00                         57,000
            60       Intuit, Inc.#
                     Call,01/19/08, Strike $27.50                         61,500
            50       Motorola, Inc.#
                     Call,01/19/08, Strike $22.50                         19,000

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 63

High Yield Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
            40       NVIDIA Corp.#
                     Call,01/19/08, Strike $30.00                 $       40,400
                                                                  --------------
                                                                         205,650
                                                                  --------------
                     MATERIALS (0.0%)
            20       Phelps Dodge Corp.#
                     Call,01/19/08, Strike $72.50                         61,400
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.0%)
            30       America Movil, S.A.de C.V.#
                     Call,01/19/08, Strike $40.00                         26,100
            20       NII Holdings, Inc.#
                     Call,01/19/08, Strike $55.00                         35,600
                                                                  --------------
                                                                          61,700
                                                                  --------------
                     TOTAL OPTIONS                                       769,925
                                                                  --------------
                     TOTAL SYNTHETIC CONVERTIBLE
                     SECURITIES
                     (Cost $4,837,689)                                 5,127,795
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
CONVERTIBLE PREFERRED STOCKS (11.2%)

                     CONSUMER DISCRETIONARY (0.1%)
         6,000       Ford Motor Company Capital Trust II
                     6.500%                                              206,700
                                                                  --------------
                     ENERGY (1.1%)
        10,000       Chesapeake Energy Corp.
                     6.250%                                            2,738,000
                                                                  --------------
                     FINANCIALS (5.8%)
        70,000       Citigroup,Inc.(Genworth Financial,
                        Inc.)++&
                     5.020%                                            2,237,900
         2,500       Fortis Insurance, NV (Assurant, Inc.)*&
                     7.750%                                            3,408,250
       100,000       Lazard, Ltd.
                     6.625%                                            3,667,000
        40,000       Lehman Brothers Holdings, Inc.
                     (General Mills, Inc.)&
                     6.250%                                            1,100,000
       120,000       MetLife, Inc.
                     6.375%                                            3,554,400
                                                                  --------------
                                                                      13,967,550
                                                                  --------------
                     HEALTH CARE (1.0%)
        45,000       Schering-Plough Corp.
                     6.000%                                            2,477,700
                                                                  --------------
                     INDUSTRIALS (3.2%)
     1,200,000 GBP   BAE Systems, PLC
                     7.750%                                            4,591,419

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
        25,000       Northrop Grumman Corp.
                     7.000%                                       $    3,266,250
                                                                  --------------
                                                                       7,857,669
                                                                  --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $23,357,084)                               27,247,619
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (2.1%)

                     COMMERCIAL PAPER (2.1%)
$    5,270,000       Citigroup, Inc.
                     5.230%,11/01/06
                     (Cost $5,270,000)                                 5,270,000
                                                                  --------------


   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (14.1%)

    34,508,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $34,508,000)                               34,508,000
                                                                  --------------
TOTAL INVESTMENTS (113.0%)
(Cost $263,300,144)                                                  275,651,493
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-14.1%)                    (34,508,000)
                                                                  --------------
OTHER ASSETS, LESS LIABILITIES (1.1%)                                  2,696,723
                                                                  --------------
NET ASSETS (100.0%)                                               $  243,840,216
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

& Securities exchangeable or convertible into securities of one or more entities different than the issuer. Such entities are identified in the parenthetical.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $20,048,272 or 8.2% of net assets.

#    Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at October 31, 2006.

(+)  Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

ZAR  South African Rand

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

                See accompanying Notes to Financial Statements.


64 ANNUAL REPORT Schedule of Investments

Convertible Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CONVERTIBLE BONDS (63.8%)

                     CONSUMER DISCRETIONARY (11.7%)
$    7,150,000       Best Buy Company, Inc.(+)
                     2.250%, 01/15/22                             $    8,901,750
    13,350,000       Carnival Corp.(+)
                     2.000%, 04/15/21                                 17,088,000
     9,715,000       General Motors Corp.
                     6.250%, 07/15/33                                  9,225,364
     3,000,000       Grey Global Group (WPP Group)&
                     5.000%, 10/15/33                                  3,855,000
    15,500,000       International Game Technology
                     0.000%, 01/29/33                                 14,085,625
     8,500,000       Liberty Media Corp. (Time Warner, Inc.)&
                     0.750%, 03/30/23                                 10,093,750
     8,000,000       Omnicom Group, Inc.
                     0.000%, 07/31/32                                  8,160,000
     5,000,000       Priceline.com, Inc.*
                     0.750%, 09/30/13                                  5,650,000
     6,238,000       United Auto Group, Inc.*
                     3.500%, 04/01/26                                  7,150,307
    12,500,000       Walt Disney Company(+)
                     2.125%, 04/15/23                                 14,265,625
                                                                  --------------
                                                                      98,475,421
                                                                  --------------
                     CONSUMER STAPLES (0.7%)
     5,250,000       Nestle Holdings, Inc.
                     0.000%, 06/11/08                                  5,874,138
                                                                  --------------
                     ENERGY (6.5%)
     7,000,000       Cameron International Corp.*(+)
                     1.500%, 05/15/24                                 10,762,500
     5,600,000       Diamond Offshore Drilling, Inc.
                     1.500%, 04/15/31                                  8,113,000
     9,000,000       Nabors Industries, Inc.(+)
                     0.000%, 06/15/23                                  9,618,750
     5,550,000       Schlumberger, Ltd.(+)
                     2.125%, 06/01/23                                  9,185,250
     7,300,000       SEACOR Holdings, Inc.
                     2.875%, 12/15/24                                  9,909,750
     2,200,000       Veritas DGC, Inc.*++
                     4.640%, 03/15/24                                  6,606,380
                                                                  --------------
                                                                      54,195,630
                                                                  --------------
                     FINANCIALS (10.6%)
    12,000,000       Bank of America Corp. (NASDAQ 100)&
                     0.250%, 01/26/10                                 12,720,000
                     HCC Insurance Holdings, Inc.
     5,235,000       1.300%, 04/01/23                                  7,832,869
     5,000,000       2.000%, 09/01/21                                  7,937,500
    20,500,000       Merrill Lynch & Company, Inc.
                     0.000%, 03/13/32                                 25,745,950
   450,000,000 JPY   Mitsubishi UFJ Securities Co., Ltd.-@
                     0.250%, 09/30/14                                  4,150,635
    15,875,000       Travelers Property Casualty Corp.
                     4.500%, 04/15/32                                 16,510,000

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$   15,000,000       Wachovia Corp. (Halliburton,
                     Nabors Industries, Amerada Hess)&
                     0.250%, 12/15/10                             $   14,306,250
                                                                  --------------
                                                                      89,203,204
                                                                  --------------
                     HEALTH CARE (10.0%)
     3,200,000       Advanced Medical Optics, Inc.*
                     3.250%, 08/01/26                                  3,132,000
     4,100,000       Charles River Laboratories*
                     2.250%, 06/15/13                                  4,448,500
    17,400,000       Gilead Sciences, Inc.*(+)
                     0.500%, 05/01/11                                 18,400,500
     4,650,000       King Pharmaceuticals, Inc.*
                     1.250%, 04/01/26                                  4,632,563
    25,600,000       Laboratory Corporation of America
                     Holdings(+)
                     0.000%, 09/11/21                                 23,744,000
    14,000,000       Roche Holdings, Inc.
                     0.000%, 07/25/21                                 13,107,500
                     Teva Pharmaceutical Industries, Ltd.
     9,650,000       0.500%, 02/01/24(+)                              10,048,062
     6,500,000       0.250%, 02/01/24                                  6,922,500
                                                                  --------------
                                                                      84,435,625
                                                                  --------------
                     INDUSTRIALS (12.4%)
                     Alliant Techsystems, Inc.
     5,800,000       3.000%, 08/15/24*(+)                              6,829,500
       650,000       2.750%, 02/15/24                                    710,938
    14,600,000       CSX Corp.
                     0.000%, 10/30/21                                 18,815,750
     8,650,000       Danaher Corp.(+)
                     0.000%, 01/22/21                                  9,147,375
    10,600,000       Fluor Corp.
                     1.500%, 02/15/24                                 15,449,500
    20,000,000       Lockheed Martin Corp.(+)++
                     5.155%, 08/15/33                                 25,492,000
     4,860,000       Quanta Services, Inc.*
                     3.750%, 04/30/26                                  5,303,475
     8,000,000 EUR   Siemens, AG
                     1.375%, 06/04/10                                 13,099,166
     6,700,000       Tyco International, Ltd.
                     3.125%, 01/15/23                                  9,254,375
                                                                  --------------
                                                                     104,102,079
                                                                  --------------
                     INFORMATION TECHNOLOGY (11.9%)
     9,700,000       Amdocs, Ltd.(+)
                     0.500%, 03/15/24                                 10,282,000
    14,900,000       Cadence Design Systems, Inc.
                     0.000%, 08/15/23                                 17,768,250
    13,300,000       CSG Systems International, Inc.*
                     2.500%, 06/15/24                                 15,278,375
    14,350,000       DST Systems, Inc.
                     4.125%, 08/15/23                                 19,838,875
    12,000,000       Sybase, Inc.*
                     1.750%, 02/22/25                                 13,425,000

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 65

Convertible Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$   13,900,000       Symantec Corp.*
                     0.750%, 06/15/11                             $   16,141,375
     7,670,000       Vishay Intertechnology, Inc.
                     3.625%, 08/01/23                                  7,650,825
                                                                  --------------
                                                                     100,384,700
                                                                  --------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $473,352,009)                             536,670,797
                                                                  ==============
SYNTHETIC CONVERTIBLE SECURITIES (8.3%)
CONVERTIBLE BONDS (2.4%)

                     HEALTH CARE (2.4%)
    18,500,000       Genzyme Corp.(+)
                     1.250%, 12/01/23                                 20,188,125
                                                                  --------------
GOVERNMENT AGENCY SECURITIES (5.1%)

                     United States Treasury Notes(+)
    24,600,000       3.375%, 02/15/08                                 24,168,540
     9,600,000       3.500%, 11/15/06                                  9,596,256
     9,600,000       3.125%, 01/31/07                                  9,556,877
                                                                  --------------
                     TOTAL GOVERNMENT AGENCY SECURITIES               43,321,673
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
OPTIONS (0.8%)

                     CONSUMER DISCRETIONARY (0.1%)
           360       Garmin, Ltd.#
                     Call, 01/19/08, Strike $ 50.00                      408,600
           450       Office Depot, Inc.#
                     Call, 01/19/08, Strike $40.00                       339,750
                                                                  --------------
                                                                         748,350
                                                                  --------------
                     CONSUMER STAPLES (0.1%)
           900       Kroger Company#
                     Call, 01/19/08, Strike $20.00                       378,000
           375       PepsiCo, Inc.#
                     Call, 01/19/08, Strike $60.00                       270,000
                                                                  --------------
                                                                         648,000
                                                                  --------------
                     FINANCIALS (0.2%)
            30       Chicago Mercantile Exchange Holdings,
                     Inc.#
                     Call, 01/19/08, Strike $420.00                      381,450
            95       Goldman Sachs Group, Inc.#
                     Call, 01/19/08, Strike $160.00                      415,625
           200       Lehman Brothers Holdings, Inc.#
                     Call, 01/19/08, Strike $75.00                       250,000
           255       Merrill Lynch & Company, Inc.#
                     Call, 01/19/08, Strike $70.00                       557,175
           320       State Street Corp.#
                     Call, 01/19/08, Strike $60.00                       318,400
                                                                  --------------
                                                                       1,922,650
                                                                  --------------
                     HEALTH CARE (0.0%)
           125       Allergan, Inc.#
                     Call, 01/19/08, Strike $110.00                      230,625
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
                     INFORMATION TECHNOLOGY (0.2%)
           125       Apple Computer, Inc.#
                     Call, 01/19/08, Strike $75.00                $      231,250
           500       Hewlett-Packard Company#
                     Call, 01/19/08, Strike $30.00                       570,000
           560       Intuit, Inc.#
                     Call, 01/19/08, Strike $27.50                       574,000
           480       Motorola, Inc.#
                     Call, 01/19/08, Strike $22.50                       182,400
           330       NVIDIA Corp.#
                     Call, 01/19/08, Strike $30.00                       333,300
                                                                  --------------
                                                                       1,890,950
                                                                  --------------
                     MATERIALS (0.1%)
           160       Phelps Dodge Corp.#
                     Call, 01/19/08, Strike $72.50                       491,200
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.1%)
           300       America Movil, S.A. de C.V.#
                     Call, 01/19/08, Strike $40.00                       261,000
           170       NII Holdings, Inc.#
                     Call, 01/19/08, Strike $55.00                       302,600
                                                                  --------------
                                                                         563,600
                                                                  --------------
                     TOTAL OPTIONS                                     6,495,375
                                                                  --------------
                     TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                     (Cost $67,855,565)                               70,005,173
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
CONVERTIBLE PREFERRED STOCKS (14.1%)

                     ENERGY (1.0%)
        80,000       Hess Corp.
                     7.000%                                            8,520,000
                                                                  --------------
                     FINANCIALS (10.8%)
         6,100       Fortis Insurance, NV (Assurant, Inc.)*&
                     7.750%                                            8,316,130
       485,000       Genworth Financial, Inc.
                     6.000%                                           17,484,250
       325,000       Lazard, Ltd.
                     6.625%                                           11,917,750
       490,000       Lehman Brothers Holdings, Inc.
                     (General Mills, Inc.)&
                     6.250%                                           13,475,000
       456,820       MetLife, Inc.
                     6.375%                                           13,531,008
       279,000       Morgan Stanley (Nuveen Investments,
                     Inc.)&
                     5.875%                                           12,178,350
       260,930       Washington Mutual, Inc.
                     5.375%                                           14,103,267
                                                                  --------------
                                                                      91,005,755
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


66 ANNUAL REPORT Schedule of Investments

                                                                Convertible Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     HEALTH CARE (1.0%)
       157,000       Schering-Plough Corp.
                     6.000%                                       $    8,644,420
                                                                  --------------
                     INDUSTRIALS (0.2%)
        12,200       Northrop Grumman Corp.
                     7.000%                                            1,593,930
                                                                  --------------
                     UTILITIES (1.1%)
       247,180       CenterPoint Energy, Inc. (Time Warner,
                     Inc.)++&
                     2.000%                                            9,120,942
                                                                  --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $96,512,165)                              118,885,047
                                                                  ==============
COMMON STOCKS (13.2%)

                     CONSUMER DISCRETIONARY (4.5%)
       145,000       Harley-Davidson, Inc.(+)                          9,951,350
       250,000       Home Depot, Inc.(+)                               9,332,500
       425,000       News Corp.(+)                                     9,239,500
        48,385       Nike, Inc.(+)                                     4,445,614
       147,500       Walt Disney Company(+)                            4,640,350
                                                                  --------------
                                                                      37,609,314
                                                                  --------------
                     CONSUMER STAPLES (1.5%)
       113,500       Church & Dwight Co., Inc.(+)                      4,604,695
        90,000       Coca-Cola Company                                 4,204,800
       180,000       Kroger Company                                    4,048,200
                                                                  --------------
                                                                      12,857,695
                                                                  --------------
                     FINANCIALS (2.9%)
        54,000       Ambac Financial Group, Inc.                       4,508,460
        94,000       J.P. Morgan Chase & Company                       4,459,360
       140,000       Manulife Financial Corp.                          4,540,200
       126,500       Merrill Lynch & Company, Inc.                    11,058,630
                                                                  --------------
                                                                      24,566,650
                                                                  --------------
                     HEALTH CARE (2.7%)
        87,650       Abbott Laboratories                               4,164,251
        62,500       Johnson & Johnson                                 4,212,500
       155,000       Pfizer, Inc.                                      4,130,750
       247,500       Thermo Electron, Corp.#@                         10,610,325
                                                                  --------------
                                                                      23,117,826
                                                                  --------------
                     INDUSTRIALS (1.1%)
       112,500       Boeing Company                                    8,984,250
                                                                  --------------
                     INFORMATION TECHNOLOGY (0.5%)
       150,000       Microsoft Corp.                                   4,306,500
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $99,237,628)                              111,442,235
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENT (1.2%)

                     COMMERCIAL PAPER (1.2%)
$   10,048,000       Citigroup, Inc.
                     5.230%, 11/01/06
                     (Cost $10,048,000)                           $   10,048,000
                                                                  --------------

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (16.2%)

   136,009,000       Bank of New York Institutional Cash
                     Reserve Fund 5.389%
                     (Cost $136,009,000)                          $  136,009,000
                                                                  --------------
                     TOTAL INVESTMENTS (116.8%)
                     (Cost $883,014,367)                             983,060,252
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES LOANED (-16.2%)                   (136,009,000)
                                                                  --------------
LIABILITIES, LESS OTHER ASSETS (-0.6%)                                (5,540,840)
                                                                  --------------
NET ASSETS (100.0%)                                               $  841,510,412
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

@ Security has been priced at a fair value following procedures approved by the Board of Trustees, and at October 31, 2006 involved the use of estimates and assumptions as determined by management personnel without the utilization of an independent third party pricing service.

-    Security is considered illiquid and may be difficult to sell.

& Securities exchangeable or convertible into securities of one or more entities different than the issuer. Such entities are identified in the parenthetical.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $48,508,005 or 5.8% of net assets.

#    Non-income producing security.

(+)  Security, or portion of security, is on loan.

++ Variable rate or step bond security. The interest rate shown is the rate in effect at October 31, 2006.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

JPY  Japanese Yen

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amounts for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 67

Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
CONVERTIBLE BONDS (34.3%)

                     CONSUMER DISCRETIONARY (0.9%)
$    8,000,000       ArvinMeritor, Inc.*++
                     4.625%, 03/01/26                             $    8,130,000
                                                                  --------------
                     ENERGY (0.3%)
     2,500,000       Willbros Group, Inc.*
                     2.750%, 03/15/24                                  2,303,125
                                                                  --------------
                     FINANCIALS (6.8%)
     6,000,000       AmeriCredit Corp.*
                     2.125%, 09/15/13                                  6,330,000
    15,500,000       BankUnited Financial Corp.
                     3.125%, 03/01/34                                 14,802,500
     4,500,000       CompuCredit Corp.*
                     3.625%, 05/30/25                                  4,803,750
    14,800,000       Prudential Financial, Inc.++
                     2.645%, 11/15/35                                 14,752,640
    14,900,000       SLM Corp.++
                     5.327%, 07/25/35                                 14,974,500
     3,500,000       World Acceptance Corp.*
                     3.000%, 10/01/11                                  3,736,250
                                                                  --------------
                                                                      59,399,640
                                                                  --------------
                     HEALTH CARE (10.0%)
    11,380,000       BioMarin Pharmaceutical, Inc.
                     2.500%, 03/29/13                                 13,670,225
     7,000,000       Cubist Pharmaceuticals, Inc.
                     2.250%, 06/15/13                                  6,956,250
    13,700,000       Edwards Lifesciences Corp.()
                     3.875%, 05/15/33                                 13,648,625
    13,500,000       Emdeon Corp.()
                     3.125%, 09/01/25                                 13,145,625
     4,000,000       Five Star Quality Care, Inc.*
                     3.750%, 10/15/26                                  4,170,000
     7,000,000       Henry Schein, Inc.*()
                     3.000%, 08/15/34                                  8,601,250
     2,800,000       Medarex, Inc.
                     2.250%, 05/15/11                                  3,304,000
    12,050,000       Omnicare, Inc.
                     3.250%, 12/15/35                                 10,272,625
    10,000,000       Thoratec Corp.++
                     1.380%, 05/16/34                                  6,262,500
     6,700,000       United Therapeutics Corp.*
                     0.500%, 10/15/11                                  6,639,700
                                                                  --------------
                                                                      86,670,800
                                                                  --------------
                     INDUSTRIALS (7.3%)
                     Alliant Techsystems, Inc.()
     7,800,000       2.750%, 02/15/24                                  8,531,250
     5,120,000       2.750%, 02/15/24*                                 5,600,000
     4,750,000       Ceradyne, Inc.
                     2.875%, 12/15/35                                  4,898,437
    10,700,000       DRS Technologies, Inc.*
                     2.000%, 02/01/26                                 10,499,375

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
$    4,500,000       EnPro Industries, Inc.
                     3.938%, 10/15/15                             $    5,557,500
     7,000,000       Trinity Industries, Inc.
                     3.875%, 06/01/36                                  7,131,250
    10,000,000       Triumph Group, Inc.*
                     2.625%, 10/01/26                                 11,112,500
    10,000,000       WESCO International, Inc.*
                     1.750%, 11/15/26                                 10,187,500
                                                                  --------------
                                                                      63,517,812
                                                                  --------------
                     INFORMATION TECHNOLOGY (9.0%)
     9,500,000       Coherent, Inc.*()
                     2.750%, 03/01/11                                 10,378,750
     6,800,000       Diodes,Inc.
                     2.250%, 10/01/26                                  7,267,500
     8,300,000       Finisar Corporation*
                     2.500%, 10/15/10                                 10,613,625
     8,400,000       Informatica Corp.*()
                     3.000%, 03/15/26                                  8,305,500
    10,200,000       Itron, Inc.
                     2.500%, 08/01/26                                 11,373,000
     3,000,000       Kemet Corp.*
                     2.250%, 11/15/26                                  3,090,000
     6,000,000       Macrovision Corp.*
                     2.625%, 08/15/11                                  7,095,000
     4,800,000       Mentor Graphics Corp.++
                     7.130%, 08/06/23                                  4,968,000
     5,000,000       Merix Corp.*
                     4.000%, 05/15/13                                  4,625,000
     8,900,000       ON Semiconductor Corp.
                     1.875%, 12/15/25                                 10,012,500
                                                                  --------------
                                                                      77,728,875
                                                                  --------------
                     TOTAL CONVERTIBLE BONDS
                     (Cost $293,027,627)                             297,750,252
                                                                  ==============
SYNTHETIC CONVERTIBLE SECURITIES (20.1%)
CORPORATE BONDS (7.3%)

                     CONSUMER DISCRETIONARY (2.2%)
     5,000,000       Beazer Homes USA, Inc.
                     6.500%, 11/15/13                                  4,712,500
     2,500,000       Goodyear Tire & Rubber Company
                     7.857%, 08/15/11                                  2,431,250
     4,875,000       Readers Digest Association, Inc.()
                     6.500%, 03/01/11                                  4,728,750
     2,000,000       Warner Music Group()
                     7.375%, 04/15/14                                  1,965,000
     5,700,000       WCI Communities, Inc.()
                     7.875%, 10/01/13                                  4,859,250
                                                                  --------------
                                                                      18,696,750
                                                                  --------------
                     ENERGY (0.4%)
     4,000,000       Arch Western Finance, LLC()
                     6.750%, 07/01/13                                  3,880,000
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


68 ANNUAL REPORT Schedule of Investments

                                                      Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
                     FINANCIALS (0.9%)
$    8,000,000       American Express Company
                     3.750%, 11/20/07                             $    7,873,296

                     HEALTH CARE (1.8%)
     4,000,000       Biovail Corp.()
                     7.875%, 04/01/10                                  4,030,000
     4,600,000       Omnicare, Inc.
                     6.125%, 06/01/13                                  4,404,500
     7,000,000       Valeant Pharmaceuticals
                     International()
                     7.000%, 12/15/11                                  6,755,000
                                                                  --------------
                                                                      15,189,500
                                                                  --------------
                     INDUSTRIALS (1.8%)
     8,000,000       Deere & Company()
                     4.500%, 08/22/07                                  7,945,144
     8,000,000       General Electric Company
                     4.125%, 03/04/08                                  7,894,208
                                                                  --------------
                                                                      15,839,352
                                                                  --------------
                     MATERIALS (0.2%)
     2,000,000       Westlake Chemical Corp.()
                     6.625%, 01/15/16                                  1,925,000
                                                                  --------------
                     TOTAL CORPORATE BONDS                            63,403,898
                                                                  --------------
GOVERNMENT AGENCY SECURITIES (6.7%)

                     Federal Home Loan Mortgage Corp.
    13,250,000       3.625%, 02/15/08                                 13,023,531
    11,500,000       4.875%, 03/15/07                                 11,479,714
    13,250,000       Federal National Mortgage Association
                     4.625%, 01/15/08                                 13,184,956
    20,000,000       United States Treasury Notes
                     4.375%, 05/15/07                                 19,933,600
                                                                  --------------
                     TOTAL GOVERNMENT AGENCY SECURITIES               57,621,801
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
OPTIONS (6.1%)

                     CONSUMER DISCRETIONARY (1.3%)
         1,500       Abercrombie & Fitch Company#
                     Put,  01/19/08,  Strike $70.00                      990,000
         2,400       Coach,  Inc.#
                     Call,  01/19/08, Strike $35.00                    2,184,000
           280       Garmin, Ltd.#
                     Put, 01/20/07, Strike $30.00                          2,800
         2,200       International Game Technology#
                     Call, 01/19/08, Strike $40.00                     1,584,000
                     Kohl's Corp.#
           700       Call, 01/19/08, Strike $70.00                       731,500
           700       Call, 01/19/08, Strike $60.00                     1,183,000
         2,300       Mattel, Inc.#
                     Call, 01/19/08, Strike $20.00                       943,000
           450       Sears Holdings Corp.#
                     Call, 01/19/08, Strike $150.00                    1,980,000

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
         3,750       Tempur-Pedic International, Inc.#
                     Call, 01/19/08, Strike $20.00                $    1,425,000
                                                                  --------------
                                                                      11,023,300
                                                                  --------------
                     ENERGY (0.7%)
           800       Arch Coal, Inc.#
                     Call, 01/19/08, Strike $55.00                       164,000
           990       BJ Services Company#
                     Call, 01/20/07, Strike $40.00                        12,375
                     Cameron International Corp.#
           900       Call, 01/19/08, Strike $50.00                       819,000
           850       Call, 01/19/08, Strike $55.00                       582,250
         1,700       ENSCO International, Inc.#
                     Call, 01/19/08, Strike $50.00                     1,513,000
         1,200       Halliburton Company#
                     Call, 01/19/08, Strike $40.00                       270,000
           800       Peabody Energy Corp.#
                     Call, 01/19/08, Strike $55.00                       332,000
                     TEEKAY Shipping Corporation#
         1,050       Call, 01/19/08, Strike $40.00                       645,750
         1,050       Call, 01/19/08, Strike $35.00                       960,750
         1,700       Weatherford International, Ltd.#
                     Call, 01/19/08, Strike $50.00                       680,000
                                                                  --------------
                                                                       5,979,125
                                                                  --------------
                     FINANCIALS (0.4%)
         1,600       A.G.Edwards, Inc.#
                     Call, 01/19/08, Strike $50.00                     1,872,000
            80       Chicago Mercantile Exchange
                     Holdings, Inc.#
                     Call, 01/19/08, Strike $500.00                      630,800
         2,000       MGIC Investment Corp.#
                     Put, 01/20/07, Strike $60.00                        585,000
         2,100       SunTrust Banks, Inc.#
                     Put, 01/20/07, Strike $70.00                         42,000
                                                                  --------------
                                                                       3,129,800
                                                                  --------------
                     HEALTH CARE (1.0%)
         1,500       Advanced Medical Optics, Inc.#
                     Call, 01/19/08, Strike $50.00                       435,000
                     Baxter International, Inc.#
         1,200       Call, 01/19/08, Strike $45.00                       642,000
         1,200       Call, 01/19/08, Strike $40.00                     1,050,000
         1,300       Biogen Idec, Inc.#
                     Call, 01/19/08, Strike $50.00                       760,500
         1,250       Biovail Corp.#
                     Call, 01/19/08, Strike $25.00                        59,375
         1,000       Cephalon, Inc.#
                     Call, 01/19/08, Strike $60.00                     1,815,000
         1,150       Gilead Sciences, Inc.#
                     Call, 01/19/08, Strike $60.00                     1,845,750
                     McKesson Corp.#
         1,500       Call, 01/19/08, Strike $55.00                       607,500
           450       Call, 01/19/08, Strike $50.00                       290,250
           950       Regeneron Pharmaceuticals, Inc.#
                     Call, 01/19/08, Strike $20.00                       456,000

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 69

Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
                     Tenet Healthcare Corp.#
         4,500       Call,  01/19/08, Strike $10.00               $      270,000
         1,500       Call, 01/19/08, Strike $7.50                        210,000
                                                                  --------------
                                                                       8,441,375
                                                                  --------------
                     INDUSTRIALS (0.2%)
         1,200       Expeditors International of
                     Washington, Inc.#
                     Call, 01/19/08, Strike $47.50                     1,026,000
         1,100       McDermott International, Inc.#
                     Call, 01/19/08, Strike $45.00                       979,000
                                                                  --------------
                                                                       2,005,000
                                                                  --------------
                     INFORMATION TECHNOLOGY (2.2%)
         2,800       Adaptec, Inc.#
                     Call, 01/19/08, Strike $7.50                         49,000
         3,300       Agere Systems, Inc.#
                     Call, 01/19/08, Strike $15.00                     1,435,500
         1,800       Amdocs, Ltd.#
                     Call, 01/19/08, Strike $35.00                     1,467,000
         3,000       ASM Lithography Holding, NV#
                     Call, 01/19/08, Strike $22.50                     1,110,000
                     BMC Software, Inc.#
         1,700       Call, 01/19/08, Strike $30.00                       765,000
         1,700       Call, 01/19/08, Strike $25.00                     1,317,500
                     Broadcom Corp.#
           750       Call, 01/19/08, Strike $40.00                       255,000
           300       Call, 01/19/08, Strike $22.50                       330,000
                     Cirrus Logic, Inc.#
         3,100       Call, 01/20/07, Strike $10.00                        15,500
         3,000       Call, 01/19/08, Strike $7.50                        420,000
         2,000       Cognos, Incorporated#
                     Call, 01/19/08, Strike $35.00                     1,430,000
         1,800       Cypress Semiconductor Corp.#
                     Call, 01/19/08, Strike $20.00                       333,000
                     eBay, Inc.#
         1,000       Call, 01/20/07, Strike $57.50                         2,500
           550       Call, 01/20/07, Strike $42.50                         5,500
           500       Call, 01/20/07, Strike $40.00                        12,500
                     F5 Networks, Inc.#
           500       Call, 01/19/08, Strike $70.00                       637,500
           300       Call, 01/19/08, Strike $55.00                       612,000
         1,600       Infosys Technologies, Ltd.#
                     Call, 01/19/08, Strike $47.50                     1,752,000
         1,600       Jabil Circuit, Inc.#
                     Call, 01/19/08, Strike $35.00                       368,000
           950       Lam Research Corp.#
                     Call, 01/19/08, Strike $45.00                     1,197,000
         1,700       Palm, Inc.#
                     Call, 01/19/08, Strike $22.50                       178,500
         3,500       Polycom, Inc.#
                     Call, 01/19/08, Strike $25.00                     2,205,000
         8,000       RF Micro Devices, Inc.#
                     Call, 01/19/08, Strike $7.50                      1,180,000
         4,000       Vishay Intertechnology, Inc.#
                     Call, 01/19/08, Strike $15.00                       590,000

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
         3,000       Xilinx,Inc.#
                     Call, 01/19/08, Strike $25.00                $    1,380,000
           900       Yahoo!, Inc.#
                     Call, 01/19/08, Strike $35.00                       146,250
                                                                  --------------
                                                                      19,194,250
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.3%)
           800       Crown Castle International Corp.#
                     Put, 01/20/07, Strike $20.00                          2,000
         7,000       Qwest Communications
                     International, Inc.#
                     Call, 01/19/08, Strike $7.50                      1,470,000
         3,000       Time Warner Telecom, Inc.#
                     Call, 01/19/08, Strike $17.50                     1,590,000
                                                                  --------------
                                                                       3,062,000
                                                                  --------------
                     TOTAL OPTIONS                                    52,834,850
                                                                  --------------
                     TOTAL SYNTHETIC CONVERTIBLE SECURITIES
                     (Cost $184,679,809)                             173,860,549
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
CONVERTIBLE PREFERRED STOCKS (5.2%)

                     CONSUMER DISCRETIONARY (1.6%)
       390,000       Ford Motor Company Capital Trust II()
                     6.500%                                           13,435,500
                                                                  --------------
                     ENERGY (1.5%)
                     Chesapeake Energy Corp.()
        92,500       5.000%                                           10,082,500
        29,000       5.000%*                                           3,161,000
                                                                  --------------
                                                                      13,243,500
                                                                  --------------
                     INDUSTRIALS (1.1%)
        69,900       Northrop Grumman Corp.()
                     7.000%                                            9,132,435
                                                                  --------------
                     TELECOMMUNICATION SERVICES (1.0%)
       162,000       Crown Castle International Corp.
                     6.250%                                            8,970,750
                                                                  --------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $45,943,268)                               44,782,185
                                                                  ==============
COMMON STOCKS (35.6%)

                     CONSUMER DISCRETIONARY (4.1%)
        37,500       Abercrombie & Fitch Company                       2,874,375
        39,000       Comcast Corp.#~                                   1,586,130
        40,600       Federated Department Stores, Inc.~                1,782,746
        28,000       Garmin, Ltd.~                                     1,495,480
        53,000       Hilton Hotels Corp.~                              1,532,760
       120,700       Home Depot, Inc.~                                 4,505,731
       104,000       Lowes Companies, Inc.~                            3,134,560
        72,500       McDonalds Corp.                                   3,039,200
       132,500       News Corp.~                                       2,880,550
        20,600       Nike, Inc.~                                       1,892,728
        46,800       Nordstrom, Inc.~                                  2,215,980

               See accompanying Notes to Schedule of Investments.


70 ANNUAL REPORT Schedule of Investments

                                                      Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
        26,300       Target Corp.~                                $    1,556,434
       208,500       Time Warner, Inc.~                                4,172,085
        94,300       Walt Disney Company~                              2,966,678
                                                                  --------------
                                                                      35,635,437
                                                                  --------------
                     CONSUMER STAPLES (4.0%)
        92,500       Altria Group, Inc.~                               7,523,025
        38,000       Anheuser-Busch Companies, Inc.~                   1,801,960
        66,300       Coca-Cola Company~                                3,097,536
        24,300       Colgate-Palmolive Company~                        1,554,471
        71,800       PepsiCo, Inc.~                                    4,554,992
       117,800       Procter & Gamble Company~                         7,467,342
        25,000       Reynolds American, Inc.~                          1,579,000
       104,500       Wal-Mart Stores, Inc.~                            5,149,760
        40,000       Walgreen Company~                                 1,747,200
                                                                  --------------
                                                                      34,475,286
                                                                  --------------
                     ENERGY (3.8%)
       113,500       Chevron Corp.~                                    7,627,200
        86,386       ConocoPhillips~                                   5,203,893
        23,200       Devon Energy (Chevron) Corp.~                     1,550,688
       143,050       Exxon Mobil Corp.~                               10,216,631
        36,600       Occidental Petroleum Corp.~                       1,718,004
        69,200       Schlumberger, Ltd.~                               4,365,136
        39,200       Valero Energy Corp.~                              2,051,336
                                                                  --------------
                                                                      32,732,888
                                                                  --------------
                     FINANCIALS (8.5%)
        57,300       American Express Company~                         3,312,513
        65,100       American International Group, Inc.~               4,372,767
       145,900       Bank of America Corp.~                            7,859,633
        48,500       Bank of New York Company, Inc.~                   1,666,945
        28,800       Chubb Corp.~                                      1,530,720
       151,300       Citigroup, Inc.~                                  7,589,208
        27,400       Federal National Mortgage Association~            1,623,724
        16,100       Goldman Sachs Group, Inc.~                        3,055,620
        20,500       Hartford Financial Services Group, Inc.~          1,786,985
        97,700       J.P. Morgan Chase & Company~                      4,634,888
        32,600       Lehman Brothers Holdings, Inc.~                   2,537,584
        39,000       Merrill Lynch & Company, Inc.~                    3,409,380
        26,800       MetLife, Inc.#~                                   1,531,084
        80,000       MGIC Investment Corp.                             4,700,800
        31,000       Morgan Stanley~                                   2,369,330
        26,900       PNC Financial Services Group, Inc.~               1,883,807
        35,100       St. Paul Travelers Companies, Inc.~               1,794,663
        24,900       State Street Corp.~                               1,599,327
        65,500       SunTrust Banks, Inc.                              5,173,845
        32,400       T Rowe Price Group, Inc.~                         1,532,844
        30,000       The Allstate Corp.~                               1,840,800

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
        58,700       Wachovia Corp.~                              $    3,257,850
       129,000       Wells Fargo & Company~                            4,681,410
                                                                  --------------
                                                                      73,745,727
                                                                  --------------
                     HEALTH CARE (3.8%)
        67,800       Abbott Laboratories~                              3,221,178
        39,700       Amgen, Inc.#~                                     3,013,627
        35,200       Bristol-Myers Squibb Company~                       871,200
        48,000       Eli Lilly and Company~                            2,688,480
       102,500       Johnson & Johnson~                                6,908,500
        48,300       Medtronic, Inc.~                                  2,351,244
       104,200       Merck & Company, Inc.~                            4,732,764
       248,600       Pfizer, Inc.~                                     6,625,190
        49,950       Wyeth~                                            2,548,948
                                                                  --------------
                                                                      32,961,131
                                                                  --------------
                     INDUSTRIALS (4.3%)
        24,600       Boeing Company~                                   1,964,556
        23,800       Burlington Northern Santa Fe Corp.~               1,845,214
        33,200       Caterpillar, Inc.~                                2,015,572
        25,100       Danaher Corp.~                                    1,801,427
        20,200       Emerson Electric Company~                         1,704,880
        26,000       General Dynamics Corp.~                           1,848,600
       290,000       General Electric Company~                        10,181,900
        39,000       Honeywell International, Inc.~                    1,642,680
        18,400       Lockheed Martin Corp.~                            1,599,512
        30,200       Norfolk Southern Corp.~                           1,587,614
        38,800       Raytheon Company~                                 1,938,060
        24,700       Rockwell Automation, Inc.~                        1,531,400
        57,000       Tyco International, Ltd.~                         1,677,510
        21,100       Union Pacific Corp.~                              1,912,293
        27,000       United Parcel Service, Inc.~                      2,034,450
        36,800       United Technologies Corp.~                        2,418,496
                                                                  --------------
                                                                      37,704,164
                                                                  --------------
                     INFORMATION TECHNOLOGY (4.9%)
        61,000       Automatic Data Processing, Inc.~                  3,015,840
        67,300       Electronic Data Systems Corp.~                    1,704,709
        51,000       First Data Corp.                                  1,236,750
       118,400       Hewlett-Packard Company~                          4,586,816
       275,500       Intel Corp.~                                      5,879,170
        49,700       International Business Machines Corp.~            4,588,801
       303,400       Microsoft Corp.                                   8,710,614
       136,000       Motorola, Inc.~                                   3,136,160
       142,100       QUALCOMM, Inc.~                                   5,171,019
       124,300       Texas Instruments, Inc.~                          3,751,374
        31,000       The Western Union Company#~                         683,550
                                                                  --------------
                                                                      42,464,803
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


                                        Schedule of Investments ANNUAL REPORT 71

Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     MATERIALS (0.4%)
        23,700       Air Products and Chemicals, Inc.~            $    1,651,179
        36,300       Newmont Mining Corp.~                             1,643,301
                                                                  --------------
                                                                       3,294,480
                                                                  --------------
                     TELECOMMUNICATION SERVICES (0.7%)
       173,100       AT&T, Inc.~                                       5,928,675
                                                                  --------------
                     UTILITIES (1.1%)
        54,600       Duke Energy Corp.~                                1,727,544
        38,100       Exelon Corp.~                                     2,361,438
        30,000       FirstEnergy Corp.~                                1,765,500
        35,000       Nicor, Inc.~                                      1,608,600
        28,700       TXU Corp.~                                        1,811,831
                                                                  --------------
                                                                       9,274,913
                                                                  --------------
                     TOTAL COMMON STOCKS
                     (Cost $287,715,187)                             308,217,504
                                                                  ==============

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
OPTIONS (0.0%)

                     FINANCIALS (0.0%)
                     S & P 500 Index#
           530       Put, 11/18/06, Strike $1,225                          9,275
           380       Put, 03/17/07, Strike $1,250                        266,000
                                                                  --------------
                     TOTAL OPTIONS
                     (Cost $1,069,330)                                   275,275
                                                                  ==============

   PRINCIPAL
    AMOUNT                                                             VALUE
--------------                                                    --------------
SHORT-TERM INVESTMENTS (11.0%)

                     COMMERCIAL PAPER (11.0%)
$   45,711,000       Citigroup, Inc.
                     5.230%,11/01/06                                  45,711,000
    50,000,000       UBS Finance, Inc.
                     5.230%,11/01/06                                  50,000,000
                                                                  --------------
                     TOTAL SHORT-TERM INVESTMENTS
                     (Cost $95,711,000)                               95,711,000
                                                                  --------------
TOTAL INVESTMENTS (106.2%)
(Cost $908,146,221)                                                  920,596,765
                                                                  ==============

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
COMMON STOCKS SOLD SHORT (-31.4%)

                     CONSUMER DISCRETIONARY (-4.0%)
      (229,000)      ArvinMeritor, Inc.                               (3,439,580)
      (132,000)      Coach, Inc.                                      (5,232,480)
      (600,500)      Ford Motor Company                               (4,972,140)
      (101,000)      International Game Technology                    (4,293,510)
       (77,000)      Kohl's Corp.                                     (5,436,200)
      (126,500)      Mattel, Inc.                                     (2,862,695)

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
       (29,300)      Sears Holdings Corp.                         $   (5,111,971)
      (160,000)      Tempur-Pedic International, Inc.                 (3,158,400)
                                                                  --------------
                                                                     (34,506,976)
                                                                  --------------
                     ENERGY (-2.6%)
       (17,500)      Arch Coal, Inc.                                    (606,025)
       (75,000)      Cameron International Corp.                      (3,757,500)
      (176,500)      Chesapeake Energy Corp.                          (5,725,660)
       (68,000)      ENSCO International, Inc.                        (3,329,960)
       (18,000)      Halliburton Company                                (582,300)
       (24,000)      Peabody Energy Corp.                             (1,007,280)
       (95,000)      TEEKAY Shipping Corp.                            (3,905,450)
       (66,500)      Weatherford International, Ltd.                  (2,731,820)
       (78,500)      Willbros Group, Inc.                             (1,204,975)
                                                                  --------------
                                                                     (22,850,970)
                                                                  --------------
                     FINANCIALS (-2.3%)
       (80,000)      A.G. Edwards, Inc.                               (4,564,000)
      (124,500)      AmeriCredit Corp.                                (3,183,465)
      (171,100)      BankUnited Financial Corp.                       (4,614,567)
        (3,500)      Chicago Mercantile Exchange Holdings, Inc.       (1,753,500)
       (54,000)      CompuCredit Corp.                                (1,877,040)
       (24,300)      Prudential Financial, Inc.                       (1,869,399)
       (11,000)      SLM Corp.                                          (535,480)
       (35,000)      World Acceptance Corp.                           (1,749,650)
                                                                  --------------
                                                                     (20,147,101)
                                                                  --------------
                     HEALTH CARE (-7.4%)
       (62,000)      Advanced Medical Optics, Inc.                    (2,532,700)
      (137,000)      Baxter International, Inc.                       (6,297,890)
       (52,000)      Biogen Idec, Inc.                                (2,475,200)
      (515,650)      BioMarin Pharmaceutical, Inc.                    (8,265,870)
       (58,000)      Cephalon, Inc.                                   (4,070,440)
      (130,000)      Cubist Pharmaceuticals, Inc.                     (2,895,100)
       (83,200)      Edwards Lifesciences Corp.                       (3,571,776)
      (458,900)      Emdeon Corp.                                     (5,346,185)
      (184,000)      Five Star Quality Care, Inc.                     (1,897,040)
       (51,750)      Gilead Sciences, Inc.                            (3,565,575)
       (99,000)      Henry Schein, Inc.                               (4,919,310)
       (78,000)      McKesson Corp.                                   (3,907,020)
      (135,000)      Medarex, Inc.                                    (1,744,200)
       (80,800)      Omnicare, Inc.                                   (3,060,704)
       (52,250)      Regeneron Pharmaceuticals, Inc.                  (1,047,613)
      (267,500)      Tenet Healthcare Corp.                           (1,888,550)
      (199,700)      Thoratec Corp.                                   (3,145,275)
       (58,600)      United Therapeutics Corp.                        (3,507,210)
                                                                  --------------
                                                                     (64,137,658)
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


72 ANNUAL REPORT Schedule of Investments

                                                      Market Neutral Income Fund

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
                     INDUSTRIALS (-4.3%)
       (71,100)      Alliant Techsystems, Inc.                    $   (5,489,631)
       (52,500)      Ceradyne, Inc.                                   (2,165,625)
       (90,000)      DRS Technologies, Inc.                           (3,979,800)
       (80,000)      EnPro Industries, Inc.                           (2,560,000)
       (72,000)      Expeditors International of Washington,
                        Inc.                                          (3,413,520)
       (50,000)      McDermott International, Inc.                    (2,235,000)
       (62,105)      Northrop Grumman Corp.                           (4,123,151)
      (115,500)      Trinity Industries, Inc.                         (4,164,930)
      (111,000)      Triumph Group, Inc.                              (5,344,650)
       (56,000)      WESCO International, Inc.                        (3,655,120)
                                                                  --------------
                                                                     (37,131,427)
                                                                  --------------
                     INFORMATION TECHNOLOGY (-9.5%)
      (205,000)      Agere Systems, Inc.                              (3,480,900)
      (104,000)      Amdocs, Ltd.                                     (4,031,040)
      (145,000)      ASM Lithography Holding, NV                      (3,311,800)
      (145,000)      BMC Software, Inc.                               (4,394,950)
       (34,000)      Broadcom Corp.                                   (1,029,180)
      (152,500)      Cirrus Logic, Inc.                               (1,076,650)
       (96,000)      Cognos, Inc.                                     (3,502,080)
      (133,600)      Coherent, Inc.                                   (4,305,928)
       (83,000)      Cypress Semiconductor Corporation                (1,393,570)
       (73,200)      Diodes Incorporated                              (3,223,728)
       (44,000)      F5 Networks, Inc.                                (2,912,360)
    (1,591,250)      Finisar Corp.                                    (5,537,550)
      (189,000)      Informatica Corp.                                (2,341,710)
       (83,000)      Infosys Technologies, Ltd.                       (4,324,300)
      (100,060)      Itron, Inc.                                      (5,447,266)
       (57,000)      Jabil Circuit, Inc.                              (1,636,470)
      (205,000)      Kemet Corp.                                      (1,506,750)
       (48,000)      Lam Research Corp.                               (2,373,600)
      (142,000)      Macrovision Corp.                                (3,778,620)
      (185,000)      Merix Corp.                                      (1,665,000)
      (890,000)      ON Semiconductor Corp.                           (5,535,800)
       (34,000)      Palm, Inc.                                         (521,900)
      (210,000)      Polycom, Inc.                                    (5,754,000)
      (345,000)      RF Micro Devices, Inc.                           (2,518,500)
      (190,000)      Vishay Intertechnology, Inc.                     (2,563,100)
      (130,000)      Xilinx, Inc.                                     (3,316,300)
       (18,000)      Yahoo!, Inc.                                       (474,120)
                                                                  --------------
                                                                     (81,957,172)
                                                                  --------------
                     TELECOMMUNICATION SERVICES (-1.3%)
      (117,800)      Crown Castle International Corp.                 (3,963,970)
      (413,000)      Qwest Communications International, Inc.         (3,564,190)
      (209,510)      Time Warner Telecom, Inc.                        (4,177,629)
                                                                  --------------
                                                                     (11,705,789)
                                                                  --------------
                     TOTAL COMMON STOCKS SOLD SHORT
                     (Proceeds $263,689,345)                        (272,437,093)
                                                                  --------------

   NUMBER OF
   CONTRACTS                                                           VALUE
--------------                                                    --------------
WRITTEN OPTIONS (-0.9%)

                     CONSUMER DISCRETIONARY (0.0%)
           280       Garmin, Ltd.#
                     Call, 01/20/07, Strike $52.50                $     (126,000)
                                                                  --------------
                     FINANCIALS (-0.9%)
                     S & P 500 Index#
           555       Call, 03/17/07, Strike $1,355                    (3,482,625)
           290       Call, 03/17/07, Strike $1,400                      (996,150)
           230       Call, 01/20/07, Strike $1,415                      (312,800)
           200       Call, 12/16/06, Strike $1,325                    (1,259,000)
           195       Call, 12/16/06, Strike $1,315                    (1,401,075)
           185       Call, 01/20/07, Strike $1,400                      (376,475)
            40       Call, 11/18/06, Strike $1,340                      (166,200)
                                                                  --------------
                                                                      (7,994,325)
                                                                  --------------
                     TOTAL WRITTEN OPTIONS
                     (Premium $5,320,531)                             (8,120,325)
                                                                  ==============
RESTRICTED CASH FOR SHORT POSITIONS (28.8%)                          249,874,459
                                                                  --------------
LIABILITIES, LESS OTHER ASSETS (-2.7%)                               (22,708,228)
                                                                  --------------
NET ASSETS (100.0%)                                               $  867,205,578
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $62,974,575 or 7.3% of net assets.

#    Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at October 31, 2006.

~ Security, or portion of security, is held in a segregated account as collateral for securities sold short aggregating a total market value of $241,062,522.

() Security position is held in a segregated account as collateral for written options aggregating a total market value of $122,087,325.

                 See accompanying Notes to Financial Statements.


                                        Schedule of Investments ANNUAL REPORT 73

Multi-Fund Blend

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006

   NUMBER OF
    SHARES                                                             VALUE
--------------                                                    --------------
AFFILIATED INVESTMENT COMPANIES (96.9%)

       203,143       Calamos Global Growth & Income Fund -
                     Class I Shares (cost $2,075,398)             $    2,147,222
        36,849       Calamos Growth Fund - Class I Shares#
                     (cost $2,075,399)                                 2,164,854
       158,140       Calamos Value Fund - Class I Shares#
                     (cost $2,075,399)                                 2,183,920
                                                                  --------------
                                                                       6,495,996
                                                                  --------------
                     TOTAL AFFILIATED INVESTMENT COMPANIES
                     (Cost $6,226,196)                                 6,495,996
                                                                  ==============
TOTAL INVESTMENTS (96.9%)
(Cost $6,226,196)                                                      6,495,996
                                                                  ==============
OTHER ASSETS, LESS LIABILITIES (3.1%)                                    208,600
                                                                  --------------
NET ASSETS (100.0%)                                               $    6,704,596
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

#    Non-income producing security.

                 See accompanying Notes to Financial Statements.


74 ANNUAL REPORT Schedule of Investments

Statements of Assets and Liabilities

                                                                                                                  GLOBAL
                                                                   BLUE CHIP                   INTERNATIONAL    GROWTH AND
OCTOBER 31, 2006                                 GROWTH FUND         FUND        VALUE FUND     GROWTH FUND     INCOME FUND
----------------                               ---------------   ------------   ------------   -------------   ------------
ASSETS
Investments, at value (cost $17,647,441,305,
   $139,394,955, $136,074,673, $252,815,236,
   $794,674,564, respectively)-                $20,923,633,696   $163,258,625   $157,697,931    $298,299,619   $912,540,823
Cash with custodian (interest bearing)               2,949,293          1,072            788           1,422          2,232
Accrued interest and dividends                       2,078,954        109,770         50,315         500,067      1,771,457
Receivable for investments sold                    346,186,098             --             --              --             --
Receivable for fund shares sold                     23,261,554        168,097        364,072         697,555      3,458,702
Foreign currency (cost $33,646, $110,574,
   respectively)                                            --             --             --          33,672        110,876
Net unrealized appreciation on forward
   foreign currency contracts                               --             --             --          57,982             --
Prepaid expenses                                       275,101         18,933          6,063          30,475         51,604
Other assets                                           153,485         20,711         28,817          11,010         32,687
                                               ---------------   ------------   ------------   -------------   ------------
         Total assets                           21,298,538,181    163,577,208    158,147,986     299,631,802    917,968,381
                                               ---------------   ------------   ------------   -------------   ------------
LIABILITIES AND NET ASSETS
Net unrealized depreciation on forward
   foreign currency contracts                               --             --             --              --      5,003,878
Payables:
   Cash collateral for securities loaned         3,180,313,000     16,692,000     24,344,000              --     84,758,000
   Investments purchased                           335,246,452             --             --              --      2,165,328
   Fund shares redeemed                             53,739,006         93,264        124,806         342,194      1,132,350
   Affiliates:
      Investment advisory fees                      11,843,657        121,936        110,979         256,177        674,224
      Distribution fees                              1,119,668          6,675          6,937          16,005         61,251
      Deferred compensation to Trustees                153,485         20,711         28,817          11,010         32,687
      Financial accounting fees                        170,497          1,379          1,255           2,797          7,774
      Trustees fees and officer compensation             5,142            247            896             288            426
   Other accounts payable and accrued
      liabilities                                    5,205,839         36,793         44,639         107,373        222,230
                                               ---------------   ------------   ------------   -------------   ------------
         Total liabilities                       3,587,796,746     16,973,005     24,662,329         735,844     94,058,148
                                               ---------------   ------------   ------------   -------------   ------------
         NET ASSETS                            $17,710,741,435   $146,604,203   $133,485,657    $298,895,958   $823,910,233
                                               ===============   ============   ============   =============   ============
ANALYSIS OF NET ASSETS
Paid in capital                                $13,832,044,726   $122,168,572   $104,988,095    $256,493,796   $682,561,017
Undistributed net investment income (loss)           1,061,932        169,724        (26,755)        819,984     (2,718,868)
Accumulated net realized gain (loss) on
   investments, written options and foreign
   currency transactions                           601,442,386        402,237      6,900,709      (3,964,156)    31,198,426
Unrealized appreciation (depreciation) of
   investments, written options and foreign
   currency translations                         3,276,192,391     23,863,670     21,623,608      45,546,334    112,869,658
                                               ---------------   ------------   ------------   -------------   ------------
         NET ASSETS                            $17,710,741,435   $146,604,203   $133,485,657    $298,895,958   $823,910,233
                                               ===============   ============   ============   =============   ============
CLASS A SHARES (no par value: unlimited
   number of shares authorized)(+)
Net assets applicable to shares outstanding    $12,573,502,860   $105,014,110   $101,015,667    $163,661,565   $451,279,537
Shares outstanding                                 228,132,185      8,235,605      7,413,873      12,269,541     42,966,034
Net asset value and redemption price per
   share                                       $         55.12   $      12.75   $      13.63    $      13.34   $      10.50
                                               ---------------   ------------   ------------   -------------   ------------
Maximum offering price per share (Net asset
   value, plus 4.99% of net asset value or
   4.75% of offering price)                    $         57.87   $      13.39   $      14.31    $      14.01   $      11.02
                                               ---------------   ------------   ------------   -------------   ------------
CLASS B SHARES (no par value: unlimited
   number of shares authorized)**(+)
Net assets applicable to shares outstanding    $ 1,280,226,510   $  8,006,551   $  9,897,846    $ 19,226,954   $ 61,675,012
Shares outstanding                                  22,709,767        641,221        753,872       1,456,849      5,669,510
Net asset value, offering price and
   redemption price per share                  $         56.37   $      12.49   $      13.13    $      13.20   $      10.88
                                               ---------------   ------------   ------------   -------------   ------------
CLASS C SHARES (no par value: unlimited
   number of shares authorized)**(+)
Net assets applicable to shares outstanding    $ 3,716,922,885   $ 14,430,182   $ 15,620,873    $ 56,899,297   $273,197,629
Shares outstanding                                  71,084,355      1,155,097      1,190,466       4,317,228     26,591,339
Net asset value, offering price and
   redemption price per share                  $         52.29   $      12.49   $      13.12    $      13.18   $      10.27
                                               ---------------   ------------   ------------   -------------   ------------
CLASS I SHARES (no par value: unlimited
   number of shares authorized)(+)
Net assets applicable to shares outstanding    $   140,089,180   $ 19,153,360   $  6,951,271    $ 59,108,142   $ 37,758,055
Shares outstanding                                   2,384,414      1,491,705        503,513       4,420,323      3,573,845
Net asset value, offering price and
   redemption price per share                  $         58.75   $      12.84   $      13.81    $      13.37   $      10.57
                                               ---------------   ------------   ------------   -------------   ------------

- Including securities on loan with a value of $3,111,149,610, $16,324,987, $23,767,207, and $82,968,462 for the Growth Fund, Blue Chip Fund, Value Fund, and Global Growth and Income Fund, respectively.

**   Redemption price may be reduced by contingent deferred sales change.

(+)  Redemption price may be reduced by a redemption fee.

                 See accompanying Notes to Financial Statements


                           Statements of Assets and Liabilities ANNUAL REPORT 75

Statements of Assets and Liabilities

                                                 GROWTH AND      HIGH YIELD     CONVERTIBLE   MARKET NEUTRAL   MULTI-FUND
OCTOBER 31, 2006                                 INCOME FUND        FUND           FUND         INCOME FUND       BLEND
----------------                               --------------   ------------   ------------   --------------   ----------
ASSETS
Investments, at value (cost $6,866,635,777,
   $263,300,144, $883,014,367, $908,146,221,
   respectively)-                              $7,790,068,337   $275,651,493   $983,060,252   $  920,596,765   $       --
Investments in affiliated funds (cost
$6,226,196)                                                --             --             --               --    6,495,996
Cash with custodian (interest bearing)             65,747,645          2,652      2,901,928       11,210,124      324,192
Restricted cash for open options (interest
   bearing)                                                --        150,000             --          535,698           --
Restricted cash for short positions
   (interest bearing)                                      --             --             --      249,874,459           --
Foreign currency (cost $428,028, $21,401,
   respectively)                                      429,199         21,460             --               --           --
Due from advisor                                           --             --             --               --       36,401
Accrued interest and dividends                     17,963,421      3,834,495      2,367,541        4,089,459           --
Receivable for investments sold                     9,471,526             --             --       24,255,556           --
Receivable for fund shares sold                    12,122,231        240,595          3,756        8,578,934      222,454
Prepaid expenses                                      107,144         26,204          9,790           57,929          486
Deferred offering costs                                    --             --             --               --      115,988
Other assets                                           69,867         30,397         35,769           32,000        1,808
                                               --------------   ------------   ------------   --------------   ----------
         Total assets                           7,895,979,370    279,957,296    988,379,036    1,219,230,924    7,197,325
                                               --------------   ------------   ------------   --------------   ----------
LIABILITIES AND NET ASSETS
Common stocks sold short, at value (proceeds
$263,689,345)                                              --             --             --      272,437,093           --
Options written, at value (premium
$5,320,531)                                                --             --             --        8,120,325           --
Net unrealized depreciation on forward
   foreign currency contracts                              --             --        431,998               --           --
Payables:
   Cash collateral for securities loaned        1,120,642,000     34,508,000    136,009,000               --           --
   Investments purchased                          156,002,607        674,575      8,461,521       68,219,310      323,359
   Fund shares redeemed                             9,494,066        667,528      1,117,566        2,412,886       18,946
   Affiliates:
      Investment advisory fees                      3,674,734        153,959        523,703          521,498           --
      Distribution fees                               520,116         17,927         75,980           65,522          491
      Deferred compensation to Trustees                69,867         30,397         35,769           32,000        1,808
      Financial accounting fees                        62,830          2,322          8,118            8,083           52
      Trustees fees and officer compensation            1,999            276            446              430          335
   Offering and organizational fees                        --             --             --               --      125,668
   Other accounts payable and accrued
      liabilities                                   1,573,342         62,096        204,523          208,199       22,070
                                               --------------   ------------   ------------   --------------   ----------
         Total liabilities                      1,292,041,561     36,117,080    146,868,624      352,025,346      492,729
                                               --------------   ------------   ------------   --------------   ----------
         NET ASSETS                            $6,603,937,809   $243,840,216   $841,510,412   $  867,205,578   $6,704,596
                                               ==============   ============   ============   ==============   ==========
ANALYSIS OF NET ASSETS
Paid in capital                                $5,353,141,058   $228,540,372   $710,823,300   $  890,406,434   $6,437,505
Undistributed net investment income (loss)        (46,775,832)     1,678,860    (18,285,251)       3,516,905       (2,709)
Accumulated net realized gain (loss) on
   investments, written options and foreign
   currency transactions                          374,138,489      1,265,030     49,358,229      (27,620,763)          --
Unrealized appreciation (depreciation) of
   investments, written options and foreign
   currency translations                          923,434,094     12,355,954     99,614,134          903,002      269,800
                                               --------------   ------------   ------------   --------------   ----------
         NET ASSETS                            $6,603,937,809   $243,840,216   $841,510,412   $  867,205,578   $6,704,596
                                               ==============   ============   ============   ==============   ==========
CLASS A SHARES (no par value: unlimited
   number of shares authorized)(+)
Net assets applicable to shares outstanding    $3,536,120,503   $147,399,678   $356,202,624   $  497,161,066   $3,934,170
Shares outstanding                                108,118,245     13,756,994     17,825,952       38,918,681      360,235
Net asset value and redemption price per
   share                                       $        32.71   $      10.71   $      19.98   $        12.77   $    10.92
                                               --------------   ------------   ------------   --------------   ----------
Maximum offering price per share (Net asset
   value, plus 4.99% of net asset value or
   4.75% of offering price)                    $        34.34   $      11.24   $      20.98   $        13.41   $    11.46
                                               --------------   ------------   ------------   --------------   ----------
CLASS B SHARES (no par value: unlimited
   number of shares authorized)**(+)
Net assets applicable to shares outstanding    $  736,256,459   $ 33,499,125   $153,262,991   $   46,452,801   $  715,450
Shares outstanding                                 20,273,302      3,044,250      6,658,335        3,488,697       65,672
Net asset value, offering price and
   redemption price per share                  $        36.32   $      11.00   $      23.02   $        13.31   $    10.89
                                               --------------   ------------   ------------   --------------   ----------
CLASS C SHARES (no par value: unlimited
   number of shares authorized)**(+)
Net assets applicable to shares outstanding    $2,178,511,772   $ 60,486,632   $310,918,499   $  309,141,717   $2,032,221
Shares outstanding                                 66,243,627      5,523,266     15,528,580       23,899,267      186,576
Net asset value, offering price and
   redemption price per share                  $        32.89   $      10.95   $      20.02   $        12.93   $    10.89
                                               --------------   ------------   ------------   --------------   ----------
CLASS I SHARES (no par value: unlimited
   number of shares authorized)(+)
Net assets applicable to shares outstanding    $  153,049,075   $  2,454,781   $ 21,126,298   $   14,449,994   $   22,755
Shares outstanding                                  4,766,079        229,111      1,113,007        1,140,300        2,082
Net asset value, offering price and
   redemption price per share                  $        32.11   $      10.71   $      18.98   $        12.67   $    10.93
                                               --------------   ------------   ------------   --------------   ----------

- Including securities on loan with a value of $1,091,172,887, $33,338,958, and $130,504,165 for the Growth and Income Fund, High Yield Fund, and Convertible Fund, respectively.

**   Redemption price may be reduced by contingent deferred sales change.

(+)  Redemption price may be reduced by a redemption fee.

                 See accompanying Notes to Financial Statements


76 ANNUAL REPORT Statements of Assets and Liabilities

Statements of Operations

                                                    GROWTH FUND                   BLUE CHIP FUND                 VALUE FUND
                                         --------------------------------   --------------------------   --------------------------
                                           Period Ended      Year Ended     Period Ended    Year Ended   Period Ended    Year Ended
                                           October 31,        March 31,      October 31,    March 31,     October 31,    March 31,
                                              2006#             2006           2006#           2006         2006#          2006
                                         ---------------   --------------   ------------   -----------   ------------   -----------
INVESTMENT INCOME
Interest                                 $     1,082,399   $    1,697,144    $   63,718    $    75,528    $   86,284    $    79,414
Dividends                                     49,230,151      104,180,338     1,302,368      1,815,158       923,654      1,725,564
Securities lending income                      1,682,043        3,628,439         6,342         12,618         7,487         12,662
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   Total investment income*                   51,994,593      109,505,921     1,372,428      1,903,304     1,017,425      1,817,640
                                         ---------------   --------------    ----------    -----------    ----------    -----------
EXPENSES
Investment advisory fees                      84,606,120      133,121,436       801,004      1,179,346       719,520      1,155,286
Distribution fees
   Class A                                    19,182,702       29,959,263       142,726        216,746       137,755        222,144
   Class B                                     7,664,509       12,474,110        45,628         84,458        53,993         89,077
   Class C                                    22,536,713       35,156,874        78,855        138,094        86,497        140,456
Financial accounting fees                      1,223,784        1,905,214         9,081         13,267         8,159         13,015
Transfer agent fees                           11,277,488       18,084,580        41,228         71,873        51,564         81,772
Printing and mailing fees                      2,530,768        3,843,593         7,604         10,717         9,059         11,820
Accounting fees                                  546,588          710,844         8,153         25,045         7,818         25,790
Custodian fees                                   489,110          673,691         5,605         10,827         6,836         14,591
Audit and legal fees                             306,610          594,757        24,299         31,966        24,192         28,616
Registration fees                                257,446          666,496        33,235         57,566        30,326         56,911
Trustees' fees and officer
   compensation                                  169,912          286,131         6,679         13,885         7,203         13,833
Other                                            347,594          431,013         5,308          9,343         4,620          9,821
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   Total expenses                            151,139,344      237,908,002     1,209,405      1,863,133     1,147,542      1,863,132
   Less earnings credit                               --               --           (16)            --           (26)            --
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   Net expenses                              151,139,344      237,908,002     1,209,389      1,863,133     1,147,516      1,863,132
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   NET INVESTMENT INCOME (LOSS)              (99,144,751)    (128,402,081)      163,039         40,171      (130,091)       (45,492)
                                         ===============   ==============    ==========    ===========    ==========    ===========
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                                  (25,700,498)     933,947,228       233,119      1,269,737     2,290,409      7,254,628
Foreign currency transactions                         --               --            --             --        (2,776)        (6,094)
CHANGE IN NET UNREALIZED
   APPRECIATION/DEPRECIATION ON:
Investments                               (1,069,371,877)   2,574,467,696     6,521,844     11,042,032     3,444,308      6,682,886
Foreign currency translations                         --               --            --             --         2,075         (2,443)
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   NET GAIN (LOSS) ON INVESTMENTS         (1,095,072,375)   3,508,414,924     6,754,963     12,311,769     5,734,016     13,928,977
                                         ---------------   --------------    ----------    -----------    ----------    -----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS   $(1,194,217,126)  $3,380,012,843    $6,918,002    $12,351,940    $5,603,925    $13,883,485
                                         ===============   ==============    ==========    ===========    ==========    ===========

* Net of foreign taxes withheld of $379,823 and $5,891, for the period ended October 31, 2006, and $660,427 and $51,002, for the year ended March 31, 2006, for the Growth Fund and Value Fund, respectively.

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


                                       Statements of Operations ANNUAL REPORT 77

Statements of Operations

                                           INTERNATIONAL GROWTH FUND        GLOBAL GROWTH AND
                                           -------------------------           INCOME FUND              GROWTH AND INCOME FUND
                                              Period                   ---------------------------   ---------------------------
                                              Ended       Year Ended   Period Ended    Year Ended    Period Ended    Year Ended
                                           October 31,    March 31,     October 31,     March 31,     October 31,     March 31,
                                              2006#         2006           2006#          2006           2006#          2006
                                           -----------   -----------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Interest                                   $   209,278   $   317,804   $  5,981,833   $  8,223,710   $ 64,223,990   $ 85,431,504
Dividends                                    2,989,663     2,649,508      3,066,238      3,577,236     24,095,006     42,269,031
Securities lending income                           --            --         57,803        146,080        989,799      1,698,414
                                           -----------   -----------   ------------   ------------   ------------   ------------
   Total investment income*                  3,198,941     2,967,312      9,105,874     11,947,026     89,308,795    129,398,949
                                           -----------   -----------   ------------   ------------   ------------   ------------
EXPENSES
Investment advisory fees                     1,589,698     1,227,929      4,342,249      4,368,837     24,631,981     36,194,328
Performance fees**                              87,323        28,560             --             --             --             --
Distribution fees
   Class A                                     217,967       233,087        607,337        624,056      4,972,516      7,123,592
   Class B                                      94,758        43,923        326,000        343,323      4,226,680      6,793,225
   Class C                                     298,590       109,077      1,427,548      1,401,962     12,272,544     18,065,732
Financial accounting fees                       18,001        13,893         49,586         49,260        421,939        616,496
Transfer agent fees                            120,924        54,354        370,742        372,296      3,298,508      4,905,574
Printing and mailing fees                       49,930        14,166        105,512         80,536        733,233      1,014,046
Accounting fees                                 11,556        26,301         24,911         33,733        193,081        241,548
Custodian fees                                  67,123        86,507         86,762        107,107        198,450        325,084
Audit and legal fees                            25,417        32,090         40,064         44,001        158,084        269,565
Registration fees                               40,255        34,349         67,233         99,026        122,786        246,838
Trustees' fees and officer compensation          9,235        15,452         12,090         19,277         61,867        100,167
Offering costs                                      --       121,742             --             --             --             --
Other                                            9,864        24,047         12,838         26,000        116,493        146,409
                                           -----------   -----------   ------------   ------------   ------------   ------------
   Total expenses                            2,640,641     2,065,477      7,472,872      7,569,414     51,408,162     76,042,604
   Less earnings credit                        (10,005)           --        (17,503)            --        (69,749)            --
                                           -----------   -----------   ------------   ------------   ------------   ------------
   Net expenses                              2,630,636     2,065,477      7,455,369      7,569,414     51,338,413     76,042,604
                                           -----------   -----------   ------------   ------------   ------------   ------------
   NET INVESTMENT INCOME (LOSS)                568,305       901,835      1,650,505      4,377,612     37,970,382     53,356,345
                                           ===========   ===========   ============   ============   ============   ============
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                                 (4,940,233)      975,657      6,298,475     27,881,030    154,037,685    342,580,488
Foreign currency transactions                 (234,032)      113,244      5,029,157      7,751,194       (150,213)        67,141
CHANGE IN NET UNREALIZED
   APPRECIATION/DEPRECIATION ON:
Investments                                  8,584,500    38,351,830     28,296,372     60,688,016    (98,393,151)   414,891,627
Foreign currency translations                   64,383        (1,623)   (11,229,556)     7,748,238         (3,587)          (535)
                                           -----------   -----------   ------------   ------------   ------------   ------------
   NET GAIN (LOSS) ON INVESTMENTS            3,474,618    39,439,108     28,394,448    104,068,478     55,490,734    757,538,721
                                           -----------   -----------   ------------   ------------   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS            $ 4,042,923   $40,340,943   $ 30,044,953   $108,446,090   $ 93,461,116   $810,895,066
                                           ===========   ===========   ============   ============   ============   ============

* Net of foreign taxes withheld of $175,347, $152,517, and $32,680, for the period ended October 31, 2006, and $261,046, $262,362, and $761,144, for
     the year ended March 31, 2006, for the International Growth Fund, Global Growth and Income Fund, and Growth and Income Fund, respectively.

**   Performance fees are only in effect for the International Growth Fund.

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


78 ANNUAL REPORT Statements of Operations

                                                        Statements of Operations

                                                HIGH YIELD FUND                                     MARKET NEUTRAL INCOME FUND
                                           ------------------------         CONVERTIBLE FUND        --------------------------
                                             Period                   ---------------------------      Period
                                              Ended      Year Ended   Period Ended    Year Ended       Ended       Year Ended
                                             October     March 31,     October 31,     March 31,    October 31,     March 31,
                                            31, 2006#       2006          2006#          2006          2006#          2006
                                           ----------   -----------   ------------   ------------   -----------   ------------
INVESTMENT INCOME
Interest                                   $8,839,003   $12,776,770   $ 11,163,126   $ 20,503,412   $17,234,507   $ 19,349,516
Dividends                                     505,041     1,948,174      3,570,775      9,775,674     3,744,579      1,959,425
Securities lending income                      47,661       137,093        141,134        307,399            --             --
                                           ----------   -----------   ------------   ------------   -----------   ------------
   Total investment income*                 9,391,705    14,862,037     14,875,035     30,586,485    20,979,086     21,308,941
                                           ----------   -----------   ------------   ------------   -----------   ------------
EXPENSES
Investment advisory fees                    1,056,263     1,616,412      3,738,111      7,450,743     2,927,918      2,704,181
Distribution fees
   Class A                                    213,312       284,754        541,083      1,104,528       558,378        491,252
   Class B                                    185,258       318,494        937,874      1,824,771       245,790        344,163
   Class C                                    356,756       679,496      1,890,094      3,753,485     1,444,374      1,066,195
Financial accounting fees                      15,963        24,267         58,208        116,080        44,964         40,556
Transfer agent fees                            98,578       176,852        433,320        897,997       299,559        220,518
Printing and mailing fees                      20,353        36,546         81,344        185,066       118,380         36,217
Accounting fees                                11,364        27,125         31,851         61,765        24,770         32,411
Custodian fees                                 10,381        19,025         29,919         61,515        31,973         20,917
Audit and legal fees                           25,866        33,992         38,292         64,228        28,826         43,810
Registration fees                              39,585        70,249         31,617         59,438        73,803         59,121
Trustees' fees and officer compensation         7,621        15,338         13,300         28,236        11,352         17,482
Dividend expense on short positions                --            --             --             --       401,070      1,558,414
Other                                           6,473        13,264         23,240         36,836         9,141         18,870
                                           ----------   -----------   ------------   ------------   -----------   ------------
   Total expenses                           2,047,773     3,315,814      7,848,253     15,644,688     6,220,298      6,654,107
   Less earnings credit                        (1,277)           --         (9,514)            --       (13,770)            --
                                           ----------   -----------   ------------   ------------   -----------   ------------
   Net expenses                             2,046,496     3,315,814      7,838,739     15,644,688     6,206,528      6,654,107
                                           ----------   -----------   ------------   ------------   -----------   ------------
   NET INVESTMENT INCOME (LOSS)             7,345,209    11,546,223      7,036,296     14,941,797    14,772,558     14,654,834
                                           ==========   ===========   ============   ============   ===========   ============
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                                   962,102     3,503,315     36,278,600    100,915,771       220,909     14,557,826
Foreign currency transactions                  22,565        15,239       (421,711)     2,023,313            --             --
Written options                                    --            --             --             --      (726,960)       113,654
Short positions                                    --            --             --             --    (1,065,012)   (24,689,358)
CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON:
Investments                                  (881,289)    3,008,803    (21,355,787)   (18,293,294)    8,306,884     10,381,022
Foreign currency translations                   9,709       (10,719)    (1,941,881)     2,135,504            --             --
Written options                                    --            --             --             --    (2,879,059)        79,265
Short positions                                    --            --             --             --     7,287,869       (710,015)
                                           ----------   -----------   ------------   ------------   -----------   ------------
   NET GAIN (LOSS) ON INVESTMENTS             113,087     6,516,638     12,559,221     86,781,294    11,144,631       (267,606)
                                           ----------   -----------   ------------   ------------   -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               $7,458,296   $18,062,861   $ 19,595,517   $101,723,091   $25,917,189   $ 14,387,228
                                           ==========   ===========   ============   ============   ===========   ============

* Net of foreign taxes withheld of $14,836 and $3,268, for the period ended October 31, 2006, for the High Yield Fund and Convertible Fund, respectively. Net of foreign taxes withheld of $108 for the year ended March 31, 2006, for the Market Neutral Income Fund.

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


                                       Statements of Operations ANNUAL REPORT 79

Statements of Operations

                                                                      MULTI-FUND
                                                                        BLEND*
                                                                        Period
                                                                        Ended
                                                                     October 31,
                                                                         2006
                                                                     -----------
INVESTMENT INCOME
Interest                                                              $     --
Dividends                                                                   --
Securities lending income                                                   --
                                                                      --------
   Total investment income                                                  --
                                                                      --------
EXPENSES
Distribution fees
   Class A                                                               1,399
   Class B                                                               1,183
   Class C                                                               2,486
Financial accounting fees                                                  106
Audit and legal fees                                                    18,191
Printing and mailing fees                                                3,126
Accounting fees                                                          2,381
Registration fees                                                          464
Transfer agent fees                                                        400
Trustees' fees and officer compensation                                  3,679
Organization expense and offering costs                                 68,935
Other                                                                    1,965
                                                                      --------
   Total expenses                                                      104,315
                                                                      --------
   Less expense waived or absorbed by the advisor                       96,920
                                                                      --------
   NET INVESTMENT INCOME (LOSS)                                         (7,395)
                                                                      ========
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) FROM:
Investments                                                                 --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                            269,800
                                                                      --------
   NET GAIN (LOSS) ON INVESTMENTS                                      269,800
                                                                      --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $262,405
                                                                      ========

*    Multi-Fund Blend commenced operations on June 28, 2006.

                 See accompanying Notes to Financial Statements


80 ANNUAL REPORT Statements of Operations

Statements of Changes in Net Assets

                                                                          GROWTH FUND
                                                     -----------------------------------------------------
                                                        Period Ended        Year Ended        Year Ended
                                                     October 31, 2006#    March 31, 2006    March 31, 2005
                                                     -----------------   ---------------   ---------------
OPERATIONS
Net investment income (loss)                          $   (99,144,751)   $  (128,402,081)  $  (107,830,319)
Net realized gain (loss) from investments, written
   options and foreign currency transactions              (25,700,498)       933,947,228       479,472,890
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                               (1,069,371,877)     2,574,467,696       179,911,253
                                                      ---------------    ---------------   ---------------
      Net increase (decrease) in net assets
      resulting from operations                        (1,194,217,126)     3,380,012,843       551,553,824
                                                      ---------------    ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                                      --                 --                --
      Class B                                                      --                 --                --
      Class C                                                      --                 --                --
      Class I                                                      --                 --                --
NET REALIZED GAINS
      Class A                                                      --       (521,184,284)      (24,554,337)
      Class B                                                      --        (52,244,348)       (2,726,788)
      Class C                                                      --       (158,775,320)       (7,655,607)
      Class I                                                      --         (6,687,294)         (416,810)
                                                      ---------------    ---------------   ---------------
      Total distributions                                          --       (738,891,246)      (35,353,542)
CAPITAL SHARE TRANSACTIONS                             (1,113,356,168)     2,910,618,652     5,405,164,139
                                                      ===============    ===============   ===============
TOTAL INCREASE (DECREASE) IN NET ASSETS                (2,307,573,294)     5,551,740,249     5,921,364,421
                                                      ---------------    ---------------   ---------------
NET ASSETS
Beginning of period                                   $20,018,314,729    $14,466,574,480   $ 8,545,210,059
                                                      ---------------    ---------------   ---------------
End of period                                          17,710,741,435     20,018,314,729    14,466,574,480
                                                      ---------------    ---------------   ---------------
Undistributed net investment income (loss)            $     1,061,932    $      (291,991)  $       (17,759)

                                                                        BLUE CHIP FUND
                                                     ---------------------------------------------------
                                                        Period Ended       Year Ended       Year Ended
                                                     October 31, 2006#   March 31, 2006   March 31, 2005
                                                     -----------------   --------------   --------------
OPERATIONS
Net investment income (loss)                            $    163,039      $     40,171     $     69,171
Net realized gain (loss) from investments, written
   options and foreign currency transactions                 233,119         1,269,737       (1,080,721)
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                   6,521,844        11,042,032        6,050,699
                                                        ------------      ------------     ------------
      Net increase (decrease) in net assets
      resulting from operations                            6,918,002        12,351,940        5,039,149
                                                        ------------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                                     --                --          (63,962)
      Class B                                                     --                --               --
      Class C                                                     --                --               --
      Class I                                                     --                --           (4,058)
NET REALIZED GAINS
      Class A                                                     --                --               --
      Class B                                                     --                --               --
      Class C                                                     --                --               --
      Class I                                                     --                --               --
                                                        ------------      ------------     ------------
      Total distributions                                         --                --          (68,020)
CAPITAL SHARE TRANSACTIONS                                 3,569,362        24,713,790       55,438,181
                                                        ============      ============     ============
TOTAL INCREASE (DECREASE) IN NET ASSETS                   10,487,364        37,065,730       60,409,310
                                                        ------------      ------------     ------------
NET ASSETS
Beginning of period                                     $136,116,839      $ 99,051,109     $ 38,641,799
                                                        ------------      ------------     ------------
End of period                                            146,604,203       136,116,839       99,051,109
                                                        ------------      ------------     ------------
Undistributed net investment income (loss)              $    169,724      $      6,685     $    (31,561)

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


                            Statements of Changes in Net Assets ANNUAL REPORT 81

Statements of Changes in Net Assets

                                                                           VALUE FUND
                                                     -----------------------------------------------------
                                                        Period Ended        Year Ended        Year Ended
                                                     October 31, 2006#    March 31, 2006    March 31, 2005
                                                     -----------------   ---------------   ---------------
OPERATIONS
Net investment income (loss)                           $   (130,091)      $    (45,492)     $    (53,592)
Net realized gain (loss) from investments, written
   options and foreign currency transactions              2,287,633          7,248,534         2,107,674
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                  3,446,383          6,680,443         3,954,811
                                                       ------------       ------------      ------------
      Net increase (decrease) in net assets
      resulting from operations                           5,603,925         13,883,485         6,008,893
                                                       ------------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                                    --                 --                --
      Class B                                                    --                 --                --
      Class C                                                    --                 --                --
      Class I                                                    --                 --                --
NET REALIZED GAINS
      Class A                                                    --         (3,557,954)               --
      Class B                                                    --           (371,961)               --
      Class C                                                    --           (578,664)               --
      Class I                                                    --           (149,683)               --
                                                       ------------       ------------      ------------
      Total distributions                                        --         (4,658,262)               --
CAPITAL SHARE TRANSACTIONS                                4,293,282          2,483,124        52,627,143
                                                       ============       ============      ============
TOTAL INCREASE (DECREASE) IN NET ASSETS                   9,897,207         11,708,347        58,636,036
                                                       ------------       ------------      ------------
NET ASSETS
Beginning of period                                    $123,588,450       $111,880,103      $ 53,244,067
                                                       ------------       ------------      ------------
End of period                                           133,485,657        123,588,450       111,880,103
                                                       ------------       ------------      ------------
Undistributed net investment income (loss)             $    (26,755)      $    (30,674)     $    (45,631)

                                                                   INTERNATIONAL GROWTH FUND
                                                     ----------------------------------------------------
                                                        Period Ended       Year Ended       Year Ended
                                                     October 31, 2006#   March 31, 2006   March 31, 2005*
                                                     -----------------   --------------   ---------------
OPERATIONS
Net investment income (loss)                           $    568,305       $    901,835      $    42,525
Net realized gain (loss) from investments, written
   options and foreign currency transactions             (5,174,265)         1,088,901          162,668
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                  8,648,883         38,350,207       (1,452,756)
                                                       ------------       ------------      -----------
      Net increase (decrease) in net assets
      resulting from operations                           4,042,923         40,340,943       (1,247,563)
                                                       ------------       ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                                    --           (596,147)              --
      Class B                                                    --            (20,589)              --
      Class C                                                    --            (69,316)              --
      Class I                                                    --            (55,999)              --
NET REALIZED GAINS
      Class A                                                    --                 --               --
      Class B                                                    --                 --               --
      Class C                                                    --                 --               --
      Class I                                                    --                 --               --
                                                       ------------       ------------      -----------
      Total distributions                                        --           (742,051)              --
CAPITAL SHARE TRANSACTIONS                               64,482,992        140,018,714       52,000,000
                                                       ============       ============      ===========
TOTAL INCREASE (DECREASE) IN NET ASSETS                  68,525,915        179,617,606       50,752,437
                                                       ------------       ------------      -----------
NET ASSETS
Beginning of period                                    $230,370,043       $ 50,752,437      $        --
                                                       ------------       ------------      -----------
End of period                                           298,895,958        230,370,043       50,752,437
                                                       ------------       ------------      -----------
Undistributed net investment income (loss)             $    819,984       $    485,711      $   205,193

*    The International Growth Fund commenced operations on March 16, 2005.

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


82 ANNUAL REPORT Statements of Changes in Net Assets

                                             Statements of Changes in Net Assets

                                                                 GLOBAL GROWTH AND INCOME FUND
                                                     -----------------------------------------------------
                                                        Period Ended        Year Ended        Year Ended
                                                     October 31, 2006#    March 31, 2006    March 31, 2005
                                                     -----------------   ---------------   ---------------
OPERATIONS
Net investment income (loss)                           $  1,650,505       $  4,377,612      $   3,645,608
Net realized gain (loss) from investments, written
   options and foreign currency transactions             11,327,632         35,632,224         (6,165,349)
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                 17,066,816         68,436,254          9,892,195
                                                       ------------       ------------      -------------
      Net increase (decrease) in net assets
      resulting from operations                          30,044,953        108,446,090          7,372,454
                                                       ------------       ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                            (3,967,008)        (7,183,536)                --
      Class B                                              (419,662)          (820,770)                --
      Class C                                            (1,924,568)        (3,446,721)                --
      Class I                                              (305,205)          (448,029)                --
NET REALIZED GAINS
      Class A                                                    --         (4,358,017)           (61,215)
      Class B                                                    --           (561,431)            (8,235)
      Class C                                                    --         (2,471,105)           (38,088)
      Class I                                                    --           (281,411)            (1,795)
                                                       ------------       ------------      -------------
      Total distributions                                (6,616,443)       (19,571,020)          (109,333)
CAPITAL SHARE TRANSACTIONS                              110,804,531        286,188,389        131,966,385
                                                       ============       ============      =============
TOTAL INCREASE (DECREASE) IN NET ASSETS                 134,233,041        375,063,459        139,229,506
                                                       ------------       ------------      -------------
NET ASSETS
Beginning of period                                    $689,677,192       $314,613,733      $ 175,384,227
                                                       ------------       ------------      -------------
End of period                                           823,910,233        689,677,192        314,613,733
                                                       ------------       ------------      -------------
Undistributed net investment income (loss)             $ (2,718,868)      $ (2,232,381)     $  (3,633,870)

                                                                    GROWTH AND INCOME FUND
                                                     ---------------------------------------------------
                                                        Period Ended       Year Ended       Year Ended
                                                     October 31, 2006#   March 31, 2006   March 31, 2005
                                                     -----------------   --------------   --------------
OPERATIONS
Net investment income (loss)                          $   37,970,382     $   53,356,345   $   46,159,006
Net realized gain (loss) from investments, written
   options and foreign currency transactions             153,887,472        342,647,629       24,654,210
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                 (98,396,738)       414,891,092      123,616,149
                                                      --------------     --------------   --------------
      Net increase (decrease) in net assets
      resulting from operations                           93,461,116        810,895,066      194,429,365
                                                      --------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                            (47,140,610)       (55,237,151)     (31,570,237)
      Class B                                             (5,203,888)        (6,872,626)      (4,095,250)
      Class C                                            (18,055,258)       (22,051,884)     (12,024,671)
      Class I                                             (2,268,191)        (2,454,856)        (886,470)
NET REALIZED GAINS
      Class A                                                     --        (70,888,905)     (12,932,049)
      Class B                                                     --        (15,245,562)      (3,041,273)
      Class C                                                     --        (44,942,224)      (8,156,178)
      Class I                                                     --         (3,243,985)        (333,968)
                                                      --------------     --------------   --------------
      Total distributions                                (72,667,947)      (220,937,193)     (73,040,096)
CAPITAL SHARE TRANSACTIONS                               249,254,258        826,585,343      918,555,672
                                                      ==============     ==============   ==============
TOTAL INCREASE (DECREASE) IN NET ASSETS                  270,047,427      1,416,543,216    1,039,944,941
                                                      --------------     --------------   --------------
NET ASSETS
Beginning of period                                   $6,333,890,382     $4,917,347,166   $3,877,402,225
                                                      --------------     --------------   --------------
End of period                                          6,603,937,809      6,333,890,382    4,917,347,166
                                                      --------------     --------------   --------------
Undistributed net investment income (loss)            $  (46,775,832)    $  (33,709,334)  $  (10,159,628)

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


                            Statements of Changes in Net Assets ANNUAL REPORT 83

Statements of Changes in Net Assets

                                                                        HIGH YIELD FUND
                                                     -----------------------------------------------------
                                                        Period Ended        Year Ended        Year Ended
                                                     October 31, 2006#    March 31, 2006    March 31, 2005
                                                     -----------------   ---------------   ---------------
OPERATIONS
Net investment income (loss)                           $  7,345,209       $ 11,546,223      $ 12,178,309
Net realized gain (loss) from investments, written
   options and foreign currency transactions                984,667          3,518,554         2,912,592
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                   (871,580)         2,998,084        (4,977,147)
                                                       ------------       ------------      ------------
      Net increase (decrease) in net assets
      resulting from operations                           7,458,296         18,062,861        10,113,754
                                                       ------------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                            (6,398,545)        (7,763,862)       (5,301,418)
      Class B                                            (1,164,013)        (1,813,675)       (1,173,446)
      Class C                                            (2,297,184)        (4,010,110)       (3,173,264)
      Class I                                               (97,172)          (124,524)         (149,472)
NET REALIZED GAINS
      Class A                                                    --         (1,274,853)       (1,544,731)
      Class B                                                    --           (386,804)         (372,742)
      Class C                                                    --           (799,989)       (1,023,477)
      Class I                                                    --            (21,614)          (39,613)
                                                       ------------       ------------      ------------
      Total distributions                                (9,956,914)       (16,195,431)      (12,778,163)
CAPITAL SHARE TRANSACTIONS                               (5,039,884)        28,689,934        28,525,518
                                                       ============       ============      ============
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (7,538,502)        30,557,364        25,861,109
                                                       ------------       ------------      ------------
NET ASSETS
Beginning of period                                    $251,378,718       $220,821,354      $194,960,245
                                                       ------------       ------------      ------------
End of period                                           243,840,216        251,378,718       220,821,354
                                                       ------------       ------------      ------------
Undistributed net investment income (loss)             $  1,678,860       $  3,807,567      $  3,777,542

                                                                       CONVERTIBLE FUND
                                                     ---------------------------------------------------
                                                        Period Ended       Year Ended       Year Ended
                                                     October 31, 2006#   March 31, 2006   March 31, 2005
                                                     -----------------   --------------   --------------
OPERATIONS
Net investment income (loss)                           $   7,036,296     $   14,941,797   $   18,031,142
Net realized gain (loss) from investments, written
   options and foreign currency transactions              35,856,889        102,939,084       69,360,513
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                 (23,297,668)       (16,157,790)    (117,954,824)
                                                       -------------     --------------   --------------
      Net increase (decrease) in net assets
      resulting from operations                           19,595,517        101,723,091      (30,563,169)
                                                       -------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                            (10,115,672)       (20,819,270)      (9,538,727)
      Class B                                             (2,855,410)        (5,998,880)      (1,898,484)
      Class C                                             (6,961,702)       (14,552,198)      (5,133,474)
      Class I                                               (744,058)        (1,509,328)        (898,113)
NET REALIZED GAINS
      Class A                                                     --        (33,230,813)     (26,586,043)
      Class B                                                     --        (12,254,181)      (8,927,935)
      Class C                                                     --        (28,230,939)     (22,020,753)
      Class I                                                     --         (2,263,539)      (2,252,300)
                                                       -------------     --------------   --------------
      Total distributions                                (20,676,842)      (118,859,148)     (77,255,829)
CAPITAL SHARE TRANSACTIONS                              (101,386,096)      (181,810,172)    (181,801,850)
                                                       =============     ==============   ==============
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (102,467,421)      (198,946,229)    (289,620,848)
                                                       -------------     --------------   --------------
NET ASSETS
Beginning of period                                    $ 943,977,833     $1,142,924,062   $1,432,544,910
                                                       -------------     --------------   --------------
End of period                                            841,510,412        943,977,833    1,142,924,062
                                                       -------------     --------------   --------------
Undistributed net investment income (loss)             $ (18,285,251)    $   (7,916,320)  $   (4,559,004)

# The Funds' fiscal year was changed to October 31. The current fiscal period ended includes seven months, from April 1, 2006, through October 31, 2006.

                 See accompanying Notes to Financial Statements


84 ANNUAL REPORT Statements of Changes in Net Assets

                                             Statements of Changes in Net Assets

                                                                MARKET NEUTRAL INCOME FUND
                                                     ---------------------------------------------------   MULTI-FUND BLEND*
                                                        Period Ended       Year Ended       Year Ended        Period Ended
                                                     October 31, 2006#   March 31, 2006   March 31, 2005   October 31, 2006#
                                                     -----------------   --------------   --------------   -----------------
OPERATIONS
Net investment income (loss)                           $ 14,772,558       $ 14,654,834    $  19,135,089       $   (7,395)
Net realized gain (loss) from investments, written
   options and foreign currency transactions             (1,571,063)       (10,017,878)       5,245,341               --
Change in net unrealized appreciation/depreciation
   on investments, written options and foreign
   currency translations                                 12,715,694          9,750,272      (31,194,713)         269,800
                                                       ------------       ------------    -------------       ----------
      Net increase (decrease) in net assets
         resulting from operations                       25,917,189         14,387,228       (6,814,283)         262,405
                                                       ------------       ------------    -------------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
      Class A                                            (9,014,726)       (15,769,936)     (20,704,798)              --
      Class B                                              (789,622)        (2,337,764)      (2,320,399)              --
      Class C                                            (4,753,711)        (7,161,879)      (8,424,516)              --
      Class I                                              (222,385)        (1,903,312)      (2,471,652)              --
NET REALIZED GAINS
      Class A                                                    --                 --      (11,589,910)              --
      Class B                                                    --                 --       (1,485,912)              --
      Class C                                                    --                 --       (5,242,115)              --
      Class I                                                    --                 --       (1,394,948)              --
                                                       ------------       ------------    -------------       ----------
      Total distributions                               (14,780,444)       (27,172,891)     (53,634,250)              --
CAPITAL SHARE TRANSACTIONS                              396,653,145        (16,467,803)    (130,668,008)       6,442,191
                                                       ============       ============    =============       ==========
TOTAL INCREASE (DECREASE) IN NET ASSETS                 407,789,890        (29,253,466)    (191,116,541)       6,704,596
                                                       ------------       ------------    -------------       ----------
NET ASSETS
Beginning of period                                    $459,415,688       $488,669,154    $ 679,785,695       $       --
                                                       ------------       ------------    -------------       ----------
End of period                                           867,205,578        459,415,688      488,669,154        6,704,596
                                                       ------------       ------------    -------------       ----------
Undistributed net investment income (loss)             $  3,516,905       $  3,392,524    $   8,645,981       $   (2,709)

*    Multi-Fund Blend commenced operations on June 28, 2006.

# The Funds' fiscal year was changed to October 31. The current fiscal period ended For includes seven months, from April 1, 2006, through October 31, 2006. Multi-Fund Blend, the current fiscal period is from inception (June 28, 2006) through October 31, 2006.

                 See accompanying Notes to Financial Statements


                            Statements of Changes in Net Assets ANNUAL REPORT 85

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of ten series, CALAMOS Growth Fund, CALAMOS Blue Chip Fund, CALAMOS Value Fund, CALAMOS International Growth Fund, CALAMOS Global Growth and Income Fund, CALAMOS Growth and Income Fund, CALAMOS High Yield Fund, CALAMOS Convertible Fund, CALAMOS Market Neutral Income Fund and CALAMOS Multi-Fund Blend, which commenced operations on June 28, 2006 (the "Funds"). Each Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently offers Class A, Class B, Class C and Class I shares of each of the Funds. The CALAMOS Convertible Fund is closed to all new investments, subject to the exceptions enumerated in the Prospectus.

The Trust changed its fiscal year end from March 31 to October 31 during the period reported herein. Accordingly, the fiscal year period which the financial statements cover is for a seven-month period from April 1, 2006 through October 31, 2006. The change in fiscal year end was made to simplify tax planning for the Funds and to increase operational efficiencies throughout the Fund complex.

PORTFOLIO VALUATION. Calamos Advisors LLC ("Calamos Advisors") values the Funds' portfolio securities in accordance with policies and procedures on the valuation of securities adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its NAV. Securities traded in the over-the-counter ("OTC") market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which a Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

Each Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the


86 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices.

Multi-Fund Blend's NAV per share is based on the NAV of each of the underlying funds, which is based on the total value of all the portfolio securities and other assets that it holds as of a specified time.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Funds may purchase or write (sell) put and call options. One of the risks associated with purchasing an option, is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.


                                  Notes to Financial Statements ANNUAL REPORT 87

Notes to Financial Statements

ALLOCATION OF EXPENSES AMONG FUNDS AND CLASSES. Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The Funds also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Funds. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. Each Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NEW ACCOUNTING PRONOUNCEMENTS. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statements and their disclosures and its impact has not yet been determined.

NOTE 2 - INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, computed as follows: The Growth and Income Fund, High Yield Fund, Convertible Fund, and Market Neutral


88 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

Income Fund fees are at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million of average daily net assets, and 0.65% of average daily net assets in excess of $1 billion. The Growth Fund pays a fee at the annual rate of 1.00% of the first $500 million of the Growth Fund's average daily net assets, .90% of the next $500 million of average daily net assets, .80% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), .78% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), .76% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), .74% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), .72% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and .70% of average daily net assets in excess of $26 billion. The Blue Chip Fund, Value Fund, and Global Growth and Income Fund pay a fee at the annual rate of 1.00% of the first $500 million of average daily net assets, ..95% of the next $500 million of average daily net assets, .90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), .88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), .86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), .84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), .82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and .80% of average daily net assets in excess of $26 billion.

The International Growth Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, except for the performance fee, which is based on performance and has been paid on a monthly basis beginning in March 2006. The performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index ("Index"), on an annualized basis, respectively. The base fee is at the annual rate of 1.00% of the first $500 million of International Growth Fund's average daily net assets, 0.95% of the next $500 million of average daily net assets, 0.90% of the next $5 billion of average daily net assets (average daily net assets in excess of $1 billion to $6 billion), 0.88% of the next $5 billion of average daily net assets (average daily net assets in excess of $6 billion to $11 billion), 0.86% of the next $5 billion of average daily net assets (average daily net assets in excess of $11 billion to $16 billion), 0.84% of the next $5 billion of average daily net assets (average daily net assets in excess of $16 billion to $21 billion), 0.82% of the next $5 billion of average daily net assets (average daily net assets in excess of $21 billion to $26 billion) and 0.80% of average daily net assets in excess of $26 billion.

The performance adjustment rate is calculated by comparing over the performance period the Fund's Class A share performance to that of the Index. The performance period for International Growth Fund commenced at the beginning of its first full month of operation and will eventually include 36 months. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the International Growth Fund's average daily net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets, and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund and Calamos Global Total Return Fund). "Managed assets" means the funds' total assets (including any assets attributable to any


                                  Notes to Financial Statements ANNUAL REPORT 89

Notes to Financial Statements

leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on each Fund's relative portion of combined assets.

The Trust reimburses the advisor for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of "Trustees fees and officer compensation" expenses on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares, through August 31, 2007. For all Funds except Multi-Fund Blend, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, and 1.50% for Class I shares. For Multi-Fund Blend, expenses are limited to: .50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, and .25% for Class I shares. As of October 31, 2006, there were $96,920 of expenses waived or absorbed for Multi-Fund Blend.

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays to CFS an annual distribution and/or service fee of 0.25% of the average daily net assets of the Fund's Class A shares and an annual distribution and service fee of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund's Class B shares and Class C shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended October 31, 2006, CFS received commissions and underwriting fees of $1,774,215; $12,255; $14,759; $125,493; $163,830; $818,721; $23,840; $267,755; and $18,048 from the sale of shares of Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, Market Neutral Income Fund and Multi-Fund Blend, respectively.

Included in the statement of operations under the caption "Earnings credits" are expense offsets of $16; $26; $10,005; $17,503; $69,749; $1,277; $9,514; and
$13,770; for the Blue Chip, Value, International Growth, Global Growth and Income, Growth and Income, High Yield, Convertible and Market Neutral Income Funds respectively, arising from credits on cash balances maintained on deposit.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds' transfer agent ("US Bancorp"), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual fee of $175,000, paid in monthly installments, for providing these services. Also, US Bancorp pays license fees to unaffiliated third parties for CFS' utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

Certain officers and trustees of the Trust are also officers and directors of CFS and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Trust, except for the Chief Compliance Officer as described above. The Funds' Statement of Additional Information contains additional information about the Funds' trustees and is available upon request without charge by calling our toll free number 800.582.6959.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the


90 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $153,485 for the Growth Fund; $20,711 for the Blue Chip Fund; $28,817 for the Value Fund; $11,010 for the International Growth Fund; $32,687 for the Global Growth and Income Fund; $69,867 for the Growth and Income Fund; $30,397 for the High Yield Fund; $35,769 for the Convertible Fund; $32,000 for the Market Neutral Income Fund; and $1,808 for Multi-Fund Blend are included in "Other assets" on the Statements of Assets and Liabilities at October 31, 2006. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund and is included in "Payable for deferred compensation to Trustees" on the Statement of Assets and Liabilities at October 31, 2006.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term investments by the Funds, for the period ended October 31, 2006 were as follows:

                                           BLUE                    INTERNATIONAL
                        GROWTH FUND     CHIP FUND     VALUE FUND    GROWTH FUND
                      --------------   -----------   -----------   -------------
Purchases             $7,617,805,971   $39,436,306   $46,282,585   $175,543,436
Proceeds from sales   $8,844,059,897   $34,699,005   $43,206,507   $104,125,048

                         GLOBAL
                       GROWTH AND      GROWTH AND         HIGH
                       INCOME FUND     INCOME FUND     YIELD FUND
                      ------------   --------------   -----------
Purchases             $439,451,060   $3,054,260,182   $63,977,413
Proceeds from sales   $346,169,352   $2,941,927,733   $69,604,370

                       CONVERTIBLE   MARKET NEUTRAL   MULTI-FUND
                          FUND         INCOME FUND       BLEND
                      ------------   --------------   ----------
Purchases             $312,216,841    $864,385,898    $6,226,196
Proceeds from sales   $448,785,748    $560,024,268    $       --

The cost basis of investments for Federal income tax purposes at October 31, 2006 was as follows:

                                                                   BLUE                      INTERNATIONAL
                                               GROWTH FUND       CHIP FUND     VALUE FUND     GROWTH FUND
                                             ---------------   ------------   ------------   -------------
Cost basis of investments                    $17,646,135,162   $139,430,052   $136,074,673   $252,833,507
                                             ---------------   ------------   ------------   ------------
Gross unrealized appreciation                $ 3,547,061,072   $ 25,039,561   $ 21,672,351   $ 48,448,239
                                             ---------------   ------------   ------------   ------------
Gross unrealized depreciation                $  (269,562,538)  $ (1,210,988)  $    (49,093)  $ (2,982,127)
                                             ---------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation)   $ 3,277,498,534   $ 23,828,573   $ 21,623,258   $ 45,466,112
                                             ---------------   ------------   ------------   ------------

                                                GLOBAL
                                              GROWTH AND      GROWTH AND         HIGH
                                              INCOME FUND     INCOME FUND     YIELD FUND
                                             ------------   --------------   ------------
Cost basis of investments                    $795,830,824   $6,892,965,713   $264,536,939
                                             ------------   --------------   ------------
Gross unrealized appreciation                $120,560,198   $  912,668,934   $ 13,702,467
                                             ------------   --------------   ------------
Gross unrealized depreciation                $ (7,017,405)  $  (34,334,936)  $ (2,587,913)
                                             ------------   --------------   ------------
Net unrealized appreciation (depreciation)   $113,542,793   $  878,333,998   $ 11,114,554
                                             ------------   --------------   ------------

                                              CONVERTIBLE   MARKET NEUTRAL   MULTI-FUND
                                                 FUND         INCOME FUND       BLEND
                                             ------------   --------------   ----------
Cost basis of investments                    $903,858,182    $908,510,301    $6,226,196
                                             ------------    ------------    ----------
Gross unrealized appreciation                $ 87,526,267    $ 32,759,737    $  269,800
                                             ------------    ------------    ----------
Gross unrealized depreciation                $ (8,324,197)   $(20,673,273)   $       --
                                             ------------    ------------    ----------
Net unrealized appreciation (depreciation)   $ 79,202,070    $ 12,086,464    $  269,800
                                             ------------    ------------    ----------


                                  Notes to Financial Statements ANNUAL REPORT 91

Notes to Financial Statements

NOTE 4 - INCOME TAXES

For the period ended October 31, 2006, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

                                                          BLUE                   INTERNATIONAL
                                      GROWTH FUND      CHIP FUND    VALUE FUND    GROWTH FUND
                                     -------------   ------------   ----------   -------------
Paid-in capital                      $(99,609,669)       $--        $(136,786)     $      --
Accumulated
   undistributed/(overdistributed)
   net investment income              100,498,674         --          134,010       (234,032)
Accumulated net realized
   gain/(loss) on investments            (889,005)        --            2,776        234,032

                                        GLOBAL        GROWTH AND       HIGH
                                      GROWTH AND       INCOME         YIELD
                                      INCOME FUND       FUND           FUND
                                     -------------   ------------   ----------
Paid-in capital                      $ (1,475,000)   $         --   $      --
Accumulated
   undistributed/(overdistributed)      4,479,451      21,631,067     482,998
   net investment income
Accumulated net realized
   gain/(loss) on investments          (3,004,451)    (21,631,067)   (482,998)

                                                        MARKET
                                      CONVERTIBLE       NEUTRAL     MULTI-FUND
                                          FUND        INCOME FUND     BLEND*
                                     -------------   ------------   ----------
Paid-in capital                       $ 6,109,912     $      --      $(4,686)
Accumulated
   undistributed/(overdistributed)
   net investment income                3,271,615       132,267        4,686
Accumulated net realized
   gain/(loss) on investments          (9,381,527)     (132,267)          --

*    Multi-Fund Blend commenced operations on June 28, 2006.

Distributions during the fiscal year or period ended October 31, 2006, March 31, 2006, and March 31, 2005 were characterized for Federal income tax purposes as follows:

                                           GROWTH FUND                              BLUE CHIP FUND
                            ----------------------------------------   ----------------------------------------
                            OCTOBER 31,     MARCH 31,     MARCH 31,    OCTOBER 31,     MARCH 31,     MARCH 31,
                                2006          2006           2005          2006          2006           2005
                            -----------   ------------   -----------   -----------   ------------   -----------
Distributions paid from:
   Ordinary Income              $--       $         --   $        --       $--           $--          $68,020
   Long-Term Capital Gain       $--       $738,891,246   $35,353,542       $--           $--          $    --

                                           VALUE FUND                         INTERNATIONAL GROWTH FUND
                            ----------------------------------------   ----------------------------------------
                            OCTOBER 31,     MARCH 31,     MARCH 31,    OCTOBER 31,     MARCH 31,     MARCH 31,
                                2006          2006           2005          2006           2006          2005
                            -----------   ------------   -----------   -----------   ------------   -----------
Distributions paid from:
   Ordinary Income              $--        $       --        $--         $164,123     $1,000,857        $--
   Long-Term Capital Gain       $--        $4,658,262        $--         $     --     $       --        $--

                                 GLOBAL GROWTH AND INCOMED FUND                 GROWTH AND INCOME FUND
                            ----------------------------------------   ----------------------------------------
                            OCTOBER 31,     MARCH 31,     MARCH 31,    OCTOBER 31,     MARCH 31,      MARCH 31,
                                2006          2006           2005          2006          2006           2005
                            -----------   ------------   -----------   -----------   ------------   -----------
Distributions paid from:
   Ordinary Income           $6,768,960    $12,911,336     $     --    $72,667,947   $ 86,616,517   $64,916,248
   Long-Term Capital Gain    $  200,000    $ 6,908,420     $109,333    $        --   $134,320,676   $ 8,123,848


92 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

                                        HIGH YIELD FUND                            CONVERTIBLE FUND
                            ----------------------------------------   ----------------------------------------
                            OCTOBER 31,     MARCH 31,     MARCH 31,    OCTOBER 31,     MARCH 31,      MARCH 31,
                                2006          2006           2005          2006          2006           2005
                            -----------   ------------   -----------   -----------   ------------   -----------
Distributions paid from:
   Ordinary Income           $9,956,914    $13,712,171    $9,797,600   $20,676,842    $42,879,676   $36,041,002
   Long-Term Capital Gain    $       --    $ 2,483,260    $2,980,563   $ 6,109,912    $92,109,105   $41,214,827

                                   MARKET NEUTRAL INCOME FUND         MULTI-FUND BLEND*
                            ---------------------------------------   -----------------
                            OCTOBER 31,    MARCH 31,     MARCH 31,       OCTOBER 31,
                                2006          2006         2005             2006
                            -----------   -----------   -----------   -----------------
Distributions paid from:
   Ordinary Income          $14,780,444   $27,172,891   $53,634,250          $--
   Long-Term Capital Gain   $        --   $        --   $        --          $--

*    Multi-Fund Blend commenced operations on June 28, 2006.

As of October 31, 2006, the components of accumulated earnings/(loss) on a tax basis were as follows:

                                            GROWTH          BLUE CHIP         VALUE       INTERNATIONAL
                                             FUND             FUND            FUND         GROWTH FUND
                                       ---------------   --------------   -------------   -------------
Undistributed ordinary income          $            --    $    204,500     $  1,456,304    $  1,874,603
Undistributed capital gains                628,192,794         435,721        5,444,405              --
                                       ---------------   -------------     ------------    ------------
Total undistributed earnings               628,192,794         640,221        6,900,709       1,874,603
Accumulated capital and other losses       (26,589,503)             --               --      (4,940,233)
Net unrealized gain/(losses)             3,277,498,534      23,828,573       21,623,608      45,528,063
                                       ---------------   -------------     ------------    ------------
Total accumulated earnings/(losses)      3,879,101,825      24,468,794       28,524,317      42,462,433
Other                                         (405,116)        (33,163)         (26,755)        (60,271)
Paid-in capital                         13,832,044,726     122,168,572      104,988,095     256,493,796
                                       ---------------   -------------     ------------    ------------
                                       $17,710,741,435    $146,604,203     $133,485,657    $298,895,958
                                       ---------------   -------------     ------------    ------------

                                            GLOBAL
                                          GROWTH AND       GROWTH AND         HIGH
                                            INCOME           INCOME           YIELD
                                             FUND             FUND            FUND
                                       ---------------   --------------   -------------
Undistributed ordinary income            $  3,423,177    $   12,241,171   $  3,198,332
Undistributed capital gains                23,507,809       346,478,411      1,010,867
                                         ------------    --------------   ------------
Total undistributed earnings               26,930,986       358,719,582      4,209,199
Accumulated capital and other losses       (1,365,397)               --             --
Net unrealized gain/(losses)              113,484,175       878,335,532     11,119,159
                                         ------------    --------------   ------------
Total accumulated earnings/(losses)       139,049,764     1,237,055,114     15,328,358
Other                                       2,299,452        13,741,637        (28,514)
Paid-in capital                           682,561,017     5,353,141,058    228,540,372
                                         ------------    --------------   ------------
                                         $823,910,233    $6,603,937,809   $243,840,216
                                         ------------    --------------   ------------


                                  Notes to Financial Statements ANNUAL REPORT 93

Notes to Financial Statements

                                         CONVERTIBLE     MARKET NEUTRAL    MULTI-FUND
                                             FUND          INCOME FUND        BLEND
                                       ---------------   --------------   -------------
Undistributed ordinary income           $  6,908,565      $  7,231,078     $       --
Undistributed capital gains               44,609,965                --             --
                                        ------------      ------------     ----------
Total undistributed earnings              51,518,530         7,231,078             --
Accumulated capital and other losses              --       (30,940,701)            --
Net unrealized gain/(losses)              79,202,317           538,922        269,800
                                        ------------      ------------     ----------
Total accumulated earnings/(losses)      130,720,847       (23,170,701)       269,800
Other                                        (33,735)          (30,155)        (2,709)
Paid-in capital                          710,823,300       890,406,434      6,437,505
                                        ------------      ------------     ----------
                                        $841,510,412      $867,205,578     $6,704,596
                                        ------------      ------------     ----------

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the period ended October 31, 2006, the Funds did not utilize capital loss carryforwards.

As of October 31, 2006, the Funds had capital loss carryforwards which, if not used, will expire as follows:

                                                                   GLOBAL
                                                                 GROWTH AND
          GROWTH      BLUE CHIP      VALUE       INTERNATIONAL     INCOME
           FUND          FUND        FUND         GROWTH FUND       FUND
       ------------   ---------   -----------   --------------   ----------
2012   $         --      $--          $--        $        --         $--
2013             --       --           --                 --          --
2014    (26,589,503)      --           --         (4,940,233)         --

        GROWTH AND      HIGH
          INCOME        YIELD     CONVERTIBLE   MARKET NEUTRAL   MULTI-FUND
           FUND          FUND         FUND        INCOME FUND       BLEND
       ------------   ---------   -----------   --------------   ----------
2012       $--           $--          $--        $   (295,148)      $--
2013        --            --           --         (15,552,819)       --
2014        --            --           --         (13,706,083)       --

NOTE 5 - SHORT SALES

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.


94 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at October 31, 2006, were multinational banks.

As of October 31, 2006, the International Growth Fund had the following open forward foreign currency contracts:

                         SETTLEMENT                                     UNREALIZED
                            DATE      LOCAL CURRENCY   CURRENT VALUE   GAIN (LOSS)
                         ----------   --------------   -------------   -----------
LONG CONTRACTS
Brazilian Real             1/25/07        4,436,000      $2,037,561      $(2,917)
Indian Rupee               1/25/07      371,391,000       8,198,564       39,711
Mexican Peso               1/25/07       34,658,000       3,207,906       21,188
                                                                         -------
                                                                         $57,982

As of October 31, 2006, the Global Growth and Income Fund had the following open forward foreign currency contracts:

                         SETTLEMENT                                     UNREALIZED
                            DATE      LOCAL CURRENCY   CURRENT VALUE   GAIN (LOSS)
                         ----------   --------------   -------------   -----------
SHORT CONTRACTS
Australian Dollar          1/25/07        19,518,000    $15,080,811    $  (321,221)
British Pound Sterling     1/25/07        18,262,000     34,856,915       (603,138)
Euro                       1/25/07        64,338,000     82,467,762     (1,244,189)
Hong Kong Dollar           1/25/07        86,732,000     11,187,752         (7,150)
Indian Rupee               1/25/07       549,415,000     12,128,496        (58,746)
Japanese Yen               1/25/07     9,949,542,000     86,077,323     (1,591,918)
Mexican Peso               1/25/07       189,967,000     17,583,135       (116,137)
Swedish Krona              1/25/07        62,333,000      8,679,953       (112,727)
Swiss Franc                1/25/07        70,321,000     56,998,337       (948,652)
                                                                       -----------
                                                                       $(5,003,878)

As of October 31, 2006, the Convertible Fund had the following open forward foreign currency contracts:

                         SETTLEMENT                                     UNREALIZED
                            DATE      LOCAL CURRENCY   CURRENT VALUE   GAIN (LOSS)
                         ----------   --------------   -------------   -----------
SHORT CONTRACTS
Euro                       1/25/07        8,304,000     $10,643,979     $(160,586)
Japanese Yen               1/25/07      243,422,000       2,105,938       (38,947)
Swiss Franc                1/25/07       17,232,000      13,967,312      (232,465)
                                                                        ---------
                                                                        $(431,998)


                                  Notes to Financial Statements ANNUAL REPORT 95

Notes to Financial Statements

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Funds may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Funds may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Funds may purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 8 - OPTIONS TRANSACTIONS

The Fund may engage in options transactions and in doing so achieve the similar objectives to what they would achieve through the sale or purchase of individual securities. For the period ended October 31, 2006, the Market Neutral Income Fund had the following transactions in options written:

                                          NUMBER OF     PREMIUMS
                                          CONTRACTS     RECEIVED
                                          ---------   -----------
Options outstanding at March 31, 2006       1,560     $ 1,134,265
Options written                             8,557      13,841,540
Options closed                             (8,142)     (9,655,274)
                                           ------     -----------
Options outstanding at October 31, 2006     1,975     $ 5,320,531

NOTE 9 - SECURITIES LENDING

For the period ended October 31, 2006, the Funds disclosed below loaned one or more of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At October 31, 2006, the Growth Fund, Blue Chip Fund, Value Fund, Global Growth


96 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

and Income Fund, Growth and Income Fund, High Yield Fund, and Convertible Fund had securities valued at $3,111,149,610; $16,324,987; $23,767,207; $82,968,462:
$1,091,172,887; $33,338,958; and $130,504,165, respectively, on loan to broker-dealers and banks and Growth Fund, Blue Chip Fund, Value Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, and Convertible Fund had $3,180,313,000; $16,692,000; $24,344,000; $84,758,000; $1,120,642,000;
$34,508,000; and $136,009,000, respectively, in cash or cash equivalent collateral.

NOTE 10 - REDEMPTION FEE

A redemption of Class A, Class B, Class C and Class I shares of a Fund (except shares purchased with reinvested dividends or distributions) held for seven days or less may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is intended to deter short-term trading. The redemption fee is also intended to offset portfolio transaction costs, market impact, and other costs associated with short-term trading. If the shares redeemed were purchased on different days, the shares held shortest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not a sales charge; it is retained by the respective Fund and reflected as an addition to paid in capital and does not benefit the Funds Advisor or any other third party. For financial statement purposes and Note 11, such fees are netted with dollars paid for shares redeemed. The redemption fee is not disclosed separately in the Financial Highlights as the impact to all Funds as of October 31, 2006, was less than $0.01 per share.

For the fiscal period ended October 31, 2006, the redemption fees collected by the Funds were as follows:

                                                   GLOBAL
                                                   GROWTH
                    BLUE                             AND
           GROWTH   CHIP   VALUE   INTERNATIONAL   INCOME
            FUND    FUND    FUND    GROWTH FUND     FUND
          -------   ----   -----   -------------   ------
Class A   $39,169   $173    $ 5         $20        $1,055
Class B       282     --     --          11             7
Class C     2,866     --     41          --            58
Class I        --     --     --          --            --

           GROWTH                          MARKET
            AND      HIGH                 NEUTRAL
           INCOME   YIELD   CONVERTIBLE    INCOME   MULTI-FUND
            FUND     FUND       FUND        FUND       BLEND
          -------   -----   -----------   -------   ----------
Class A   $12,098    $--        $--        $2,027       $--
Class B     1,809     --         --           123        --
Class C       488     --         --            20        --
Class I        --     --         --            --        --


                                  Notes to Financial Statements ANNUAL REPORT 97

Notes to Financial Statements

NOTE 11 - CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2006


                                         GROWTH FUND                 BLUE CHIP FUND             VALUE FUND
                                -----------------------------   -----------------------   ----------------------
A SHARES                           SHARES         DOLLARS         SHARES      DOLLARS      SHARES      DOLLARS
--------                        -----------   ---------------   ---------   -----------   --------   -----------
Shares sold                      29,439,796   $ 1,610,451,564   1,142,649   $13,925,778    761,842   $ 9,825,772
Shares issued in reinvestment
   of distributions                      --                --          --            --         --            --
Less shares redeemed            (45,553,079)   (2,446,466,790)   (789,442)   (9,487,623)  (659,740)   (8,409,368)
                                -----------   ---------------   ---------   -----------   --------   -----------
Net Increase (decrease)         (16,113,283)  $  (836,015,226)    353,207   $ 4,438,155    102,102   $ 1,416,404
                                -----------   ---------------   ---------   -----------   --------   -----------

                                                                      GLOBAL
                                INTERNATIONAL GROWTH FUND     GROWTH AND INCOME FUND
                                -------------------------   -------------------------
A SHARES                          SHARES        DOLLARS       SHARES        DOLLARS
--------                        ----------   ------------   ----------   ------------
Shares sold                      3,658,120   $ 48,008,068   11,604,907   $116,870,975
Shares issued in reinvestment
   of distributions                     --             --      320,881      3,282,617
Less shares redeemed            (1,120,272)   (14,211,131)  (7,009,311)   (69,087,012)
                                ----------   ------------   ----------   ------------
Net Increase (decrease)          2,537,848   $ 33,796,937    4,916,477   $ 51,066,580
                                ----------   ------------   ----------   ------------


                                         GROWTH FUND                 BLUE CHIP FUND              VALUE FUND
                                -----------------------------   -----------------------   ----------------------
B SHARES                           SHARES         DOLLARS         SHARES      DOLLARS      SHARES       DOLLARS
--------                        -----------   ---------------   ---------   -----------   --------   -----------
Shares sold                       1,288,847   $    72,820,497      77,870   $   937,547    140,108   $ 1,755,165
Shares issued in reinvestment
   of distributions                      --                --          --            --         --            --
Less shares redeemed             (2,365,513)     (129,783,587)   (145,494)   (1,716,536)  (116,130)   (1,436,250)
                                -----------   ---------------   ---------   -----------   --------   -----------
Net Increase (decrease)          (1,076,666)  $   (56,963,090)    (67,624)  $  (778,989)    23,978   $   318,915
                                -----------   ---------------   ---------   -----------   --------   -----------

                                                                     GLOBAL
                                INTERNATIONAL GROWTH FUND    GROWTH AND INCOME FUND
                                -------------------------   -----------------------
B SHARES                          SHARES      DOLLARS        SHARES        DOLLARS
--------                         --------   -----------     ---------   -----------
Shares sold                       681,659   $ 8,843,153     1,615,791   $16,796,887
Shares issued in reinvestment
   of distributions                    --            --        25,919       275,775
Less shares redeemed             (141,163)   (1,759,418)     (943,254)   (9,802,158)
                                 --------   -----------     ---------   -----------
Net Increase (decrease)           540,496   $ 7,083,735       698,456   $ 7,270,504
                                 --------   -----------     ---------   -----------


                                        GROWTH FUND               BLUE CHIP FUND             VALUE FUND
                                ---------------------------   ----------------------   ----------------------
C SHARES                           SHARES        DOLLARS       SHARES      DOLLARS      SHARES      DOLLARS
--------                        -----------   -------------   --------   -----------   --------   -----------
Shares sold                       7,552,055   $ 395,091,457    155,125   $ 1,874,460    205,239   $ 2,577,294
Shares issued in reinvestment
   of distributions                      --              --         --            --         --            --
Less shares redeemed            (11,203,422)   (570,018,456)  (193,209)   (2,261,362)  (204,912)   (2,521,563)
                                -----------   -------------   --------   -----------   --------   -----------
Net Increase (decrease)          (3,651,367)  $(174,926,999)   (38,084)  $  (386,902)       327   $    55,731
                                -----------   -------------   --------   -----------   --------   -----------

                                                                      GLOBAL
                                INTERNATIONAL GROWTH FUND     GROWTH AND INCOME FUND
                                -------------------------   -------------------------
C SHARES                           SHARES      DOLLARS        SHARES        DOLLARS
--------                         ---------   -----------    ----------   ------------
Shares sold                      1,657,377   $21,751,932     6,657,132   $ 65,898,035
Shares issued in reinvestment
   of distributions                     --            --       119,891      1,204,896
Less shares redeemed              (337,208)   (4,253,967)   (2,319,037)   (22,641,574)
                                 ---------   -----------    ----------   ------------
Net Increase (decrease)          1,320,169   $17,497,965     4,457,986   $ 44,461,357
                                 ---------   -----------    ----------   ------------


                                         GROWTH FUND                BLUE CHIP FUND             VALUE FUND
                                -----------------------------   ----------------------   ---------------------
I SHARES                           SHARES         DOLLARS         SHARES      DOLLARS     SHARES      DOLLARS
--------                        -----------   ---------------   ---------   ----------   --------   ----------
Shares sold                         714,892   $    41,307,125      29,000   $  350,090    195,035   $2,555,514
Shares issued in reinvestment
   of distributions                      --                --          --           --         --           --
Less shares redeemed             (1,527,385)      (86,757,978)     (4,313)     (52,992)    (4,100)     (53,282)
                                -----------   ---------------   ---------   ----------   --------   ----------
Net Increase (decrease)            (812,493)  $   (45,450,853)     24,687   $  297,098    190,935   $2,502,232
                                -----------   ---------------   ---------   ----------   --------   ----------
Total increase (decrease)       (21,653,809)  $(1,113,356,168)    272,186   $3,569,362    317,342   $4,293,282
                                -----------   ---------------   ---------   ----------   --------   ----------

                                                                      GLOBAL
                                INTERNATIONAL GROWTH FUND     GROWTH AND INCOME FUND
                                -------------------------   -------------------------
I SHARES                           SHARES      DOLLARS        SHARES        DOLLARS
--------                         ---------   -----------    ----------   ------------
Shares sold                        458,810   $ 6,170,104       762,611   $  7,765,316
Shares issued in reinvestment
   of distributions                     --            --        29,718        305,205
Less shares redeemed                (5,084)      (65,749)       (6,251)       (64,431)
                                 ---------   -----------    ----------   ------------
Net Increase (decrease)            453,726   $ 6,104,355       786,078   $  8,006,090
                                 ---------   -----------    ----------   ------------
Total increase (decrease)        4,852,239   $64,482,992    10,858,997   $110,804,531
                                 ---------   -----------    ----------   ------------


98 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

                                   GROWTH AND INCOME FUND          HIGH YIELD FUND             CONVERTIBLE FUND
                                ---------------------------   -------------------------   -------------------------
A SHARES                           SHARES        DOLLARS        SHARES        DOLLARS       SHARES        DOLLARS
--------                        -----------   -------------   ----------   ------------   ----------   ------------
Shares sold                      17,329,085   $ 548,087,879    2,914,217   $ 30,876,627      300,094   $  5,898,655
Shares issued in reinvestment
   of distributions               1,235,403      39,524,237      506,472      5,331,839      391,815      7,701,095
Less shares redeemed            (13,181,420)   (414,050,827)  (3,730,290)   (39,526,775)  (2,908,755)   (56,847,884)
                                -----------   -------------   ----------   ------------   ----------   ------------
Net Increase (decrease)           5,383,068   $ 173,561,289     (309,601)  $ (3,318,309)  (2,216,846)  $(43,248,134)
                                -----------   -------------   ----------   ------------   ----------   ------------

                                MARKET NEUTRAL INCOME FUND     MULTI-FUND BLEND
                                --------------------------   --------------------
A SHARES                          SHARES        DOLLARS       SHARES     DOLLARS
--------                        ----------   ------------    -------   ----------
Shares sold                     25,117,822   $315,138,662    364,777   $3,821,797
Shares issued in reinvestment
   of distributions                572,506      7,171,132         --           --
Less shares redeemed            (6,844,180)   (85,933,798)    (4,542)     (48,264)
                                ----------   ------------    -------   ----------
Net Increase (decrease)         18,846,148   $236,375,996    360,235   $3,773,533
                                ----------   ------------    -------   ----------

                                  GROWTH AND INCOME FUND        HIGH YIELD FUND          CONVERTIBLE FUND
                                -------------------------   ----------------------   -----------------------
B SHARES                           SHARES       DOLLARS      SHARES      DOLLARS      SHARES       DOLLARS
--------                        ----------   ------------   --------   -----------   --------   ------------
Shares sold                      1,308,463   $ 45,827,494    588,245   $ 6,368,210     30,830   $    700,217
Shares issued in reinvestment
   of distributions                102,873      3,698,372     60,325       652,530     68,229      1,549,667
Less shares redeemed            (1,685,697)   (58,999,602)  (483,657)   (5,255,305)  (919,897)   (20,659,546)
                                ----------   ------------   --------   -----------   --------   ------------
Net Increase (decrease)           (274,361)  $ (9,473,736)   164,913   $ 1,765,435   (820,838)  $(18,409,662)
                                ----------   ------------   --------   -----------   --------   ------------

                                MARKET NEUTRAL INCOME FUND     MULTI-FUND BLEND
                                --------------------------   --------------------
B SHARES                          SHARES        DOLLARS       SHARES     DOLLARS
--------                        ----------   ------------    -------   ----------
Shares sold                      1,324,992   $ 17,296,336     67,252   $  701,854
Shares issued in reinvestment
   of distributions                 38,647        504,763         --           --
Less shares redeemed              (536,155)    (7,027,670)    (1,580)     (17,042)
                                ----------   ------------    -------   ----------
Net Increase (decrease)            827,484   $ 10,773,429     65,672   $  684,812
                                ----------   ------------    -------   ----------

                                   GROWTH AND INCOME FUND          HIGH YIELD FUND             CONVERTIBLE FUND
                                ---------------------------   -------------------------   --------------------------
C SHARES                           SHARES        DOLLARS        SHARES        DOLLARS       SHARES        DOLLARS
--------                        -----------   -------------   ----------   ------------   ----------   -------------
Shares sold                       7,755,955   $ 246,801,262      913,545   $  9,864,010      111,236   $   2,199,030
Shares issued in reinvestment
   of distributions                 382,772      12,434,052      115,821      1,245,310      190,014       3,755,530
Less shares redeemed             (5,814,776)   (183,855,012)  (1,397,740)   (15,116,106)  (2,079,488)    (40,703,969)
                                -----------   -------------   ----------   ------------   ----------   -------------
Net Increase (decrease)           2,323,951   $  75,380,302     (368,374)  $ (4,006,786)  (1,778,238)  $ (34,749,409)
                                -----------   -------------   ----------   ------------   ----------   -------------

                                MARKET NEUTRAL INCOME FUND     MULTI-FUND BLEND
                                --------------------------   --------------------
C SHARES                          SHARES        DOLLARS       SHARES     DOLLARS
--------                        ----------   ------------    -------   ----------
Shares sold                     12,931,008   $164,353,428    187,094   $1,967,388
Shares issued in reinvestment
   of distributions                195,375      2,480,165         --           --
Less shares redeemed            (1,874,587)   (23,861,015)      (518)      (5,260)
                                ----------   ------------    -------   ----------
Net Increase (decrease)         11,251,796   $142,972,578    186,576   $1,962,128
                                ----------   ------------    -------   ----------

                                   GROWTH AND INCOME FUND          HIGH YIELD FUND             CONVERTIBLE FUND
                                ---------------------------   -------------------------   --------------------------
I SHARES                           SHARES        DOLLARS        SHARES        DOLLARS       SHARES        DOLLARS
--------                        -----------   -------------   ----------   ------------   ----------   -------------
Shares sold                         340,139   $  10,555,687       42,994   $    452,398        7,751   $     143,570
Shares issued in reinvestment
   of distributions                  60,285       1,891,274        9,251         97,172       10,166         189,709
Less shares redeemed                (85,039)     (2,660,558)      (2,798)       (29,794)    (288,557)     (5,312,170)
                                -----------   -------------   ----------   ------------   ----------   -------------
Net Increase (decrease)             315,385   $   9,786,403       49,447   $    519,776     (270,640)  $  (4,978,891)
                                -----------   -------------   ----------   ------------   ----------   -------------
Total increase (decrease)         7,748,043   $ 249,254,258     (463,615)  $ (5,039,884)  (5,086,562)  $(101,386,096)
                                -----------   -------------   ----------   ------------   ----------   -------------

                                MARKET NEUTRAL INCOME FUND     MULTI-FUND BLEND
                                --------------------------   --------------------
I SHARES                          SHARES        DOLLARS       SHARES     DOLLARS
--------                        ----------   ------------    -------   ----------
Shares sold                        510,551   $  6,448,594      2,095   $   21,862
Shares issued in reinvestment
   of distributions                 17,248        214,153         --           --
Less shares redeemed               (10,594)      (131,605)       (13)        (144)
                                ----------   ------------    -------   ----------
Net Increase (decrease)            517,205   $  6,531,142      2,082   $   21,718
                                ----------   ------------    -------   ----------
Total increase (decrease)       31,442,633   $396,653,145    614,565   $6,442,191
                                ----------   ------------    -------   ----------


                                  Notes to Financial Statements ANNUAL REPORT 99

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

FOR THE YEAR ENDED MARCH 31, 2006

                                GROWTH                     BLUE CHIP                   VALUE
                                 FUND                        FUND                      FUND
                     ----------------------------  ------------------------  ------------------------
A SHARES                SHARES        DOLLARS        SHARES       DOLLARS      SHARES       DOLLARS
--------             -----------  ---------------  ----------  ------------  ----------  ------------
Shares sold           80,866,608  $ 4,329,720,738   4,086,251  $ 46,391,464   2,211,950  $ 27,171,037
Shares issued in
   reinvestment of
   distributions       8,637,640      463,495,815          --            --     243,795     2,986,493
Less shares
   redeemed          (48,878,822)  (2,614,446,065) (3,241,359)  (36,967,397) (2,473,544)  (30,325,025
                     -----------   --------------  ----------   -----------  ----------   -----------
Net Increase
   (decrease)         40,625,426  $ 2,178,770,488     844,892  $  9,424,067     (17,799) $   (167,495)
                      ----------  ---------------     -------  ------------     -------  ------------

                       INTERNATIONAL GROWTH        GLOBAL GROWTH AND
                               FUND                   INCOME FUND
                     ------------------------  ------------------------
A SHARES               SHARES       DOLLARS      SHARES       DOLLARS
--------             ----------  ------------  ----------  ------------
Shares sold           8,874,282  $98,816,488   22,613,095  $214,987,271
Shares issued in
   reinvestment of
   distributions         46,540       553,365   1,004,001     9,606,268
Less shares
   redeemed          (3,669,129)  (45,651,245) (7,799,906)  (71,835,540)
                     ----------   -----------  ----------   -----------
Net Increase
   (decrease)         5,251,693  $ 53,718,608  15,817,190  $152,757,999
                      ---------  ------------  ----------  ------------

                               GROWTH                 BLUE CHIP                VALUE
                                FUND                     FUND                   FUND
                     -------------------------  ---------------------  ---------------------
B SHARES               SHARES      DOLLARS       SHARES     DOLLARS     SHARES     DOLLARS
--------             ----------  -------------  --------  -----------  --------  -----------
Shares sold           3,799,135  $ 209,114,881   241,086  $ 2,658,354   230,438  $ 2,757,148
Shares issued in
   reinvestment of
   distributions        786,382     43,471,206        --           --    24,988      297,110
Less shares
   redeemed          (2,314,739)  (127,358,577) (199,728)  (2,261,786) (179,987)  (2,192,849)
                     ----------  -------------  --------  -----------  --------  -----------
Net Increase
   (decrease)         2,270,778  $ 125,227,510    41,358  $   396,568    75,439  $   861,409
                     ----------  -------------  --------  -----------  --------  -----------

                         INTERNATIONAL         GLOBAL GROWTH AND
                          GROWTH FUND             INCOME FUND
                     ---------------------  ----------------------
B SHARES              SHARES     DOLLARS      SHARES    DOLLARS
--------             --------  -----------  ---------  -----------
Shares sold           953,592  $10,889,728  2,440,200  $23,978,698
Shares issued in
   reinvestment of
   distributions        1,514       17,922     93,136      924,381
Less shares
   redeemed           (48,753)    (547,624)  (396,747)  (3,727,957)
                     --------  -----------  ---------  -----------
Net Increase
   (decrease)         906,353  $10,360,026  2,136,589  $21,175,122
                     --------  -----------  ---------  -----------

                                GROWTH                  BLUE CHIP                VALUE
                                 FUND                      FUND                   FUND
                     ---------------------------  ---------------------  ---------------------
C SHARES                SHARES        DOLLARS      SHARES     DOLLARS     SHARES     DOLLARS
--------             -----------  --------------  --------  -----------  --------  -----------
Shares sold           19,824,382  $1,020,805,995   362,858  $ 4,041,370   332,281  $ 3,997,082
Shares issued in
   reinvestment of
   distributions       2,118,803     108,631,006        --           --    38,750      460,346
Less shares
   redeemed          (10,503,765)   (539,587,840) (310,217)  (3,504,812) (289,138)  (3,498,812)
                     -----------  --------------  --------  -----------  --------  -----------
Net Increase
   (decrease)         11,439,420  $  589,849,161    52,641  $   536,558    81,893  $   958,616
                     -----------  --------------  --------  -----------  --------  -----------

                      INTERNATIONAL GROWTH       GLOBAL GROWTH AND
                              FUND                  INCOME FUND
                     ----------------------  ------------------------
C SHARES               SHARES     DOLLARS      SHARES       DOLLARS
--------             ---------  -----------  ----------  ------------
Shares sold          3,046,021  $35,852,636  11,656,157  $108,793,833
Shares issued in
   reinvestment of
   distributions         3,319       39,223     388,958     3,651,835
Less shares
   redeemed            (62,281)    (740,068) (2,408,380)  (21,426,303)
                     ---------  -----------  ----------  ------------
Net Increase
   (decrease)        2,987,059  $35,151,791   9,636,735  $ 91,019,365
                     ---------  -----------  ----------  ------------

                               GROWTH                    BLUE CHIP                   VALUE
                                FUND                       FUND                      FUND
                     --------------------------  ------------------------  ------------------------
I SHARES               SHARES        DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS
--------             ----------  --------------  ----------  ------------  ----------  ------------
Shares sold           2,062,529  $  117,236,301   2,280,047  $ 26,088,077   1,127,104  $ 14,001,690
Shares issued in
   reinvestment of
   distributions        107,601       6,139,728          --            --      12,091       149,683
Less shares
   redeemed          (1,937,026)   (106,604,536) (1,058,404)  (11,731,480) (1,088,587)  (13,320,779)
                     ----------  --------------  ----------  ------------  ----------  ------------
Net Increase
   (decrease)           233,104  $   16,771,493   1,221,643  $ 14,356,597      50,608  $    830,594
                     ----------  --------------  ----------  ------------  ----------  ------------
Total Increase
   (decrease)        54,568,728  $2,910,618,652   2,160,534  $ 24,713,790     190,141  $  2,483,124
                     ----------  --------------  ----------  ------------  ----------  ------------

                       INTERNATIONAL GROWTH        GLOBAL GROWTH AND
                               FUND                   INCOME FUND
                     ------------------------  ------------------------
I SHARES               SHARES       DOLLARS      SHARES       DOLLARS
--------             ----------  ------------  ----------  ------------
Shares sold           3,265,335  $ 40,775,171   2,205,977  $ 20,968,678
Shares issued in
   reinvestment of
   distributions          4,706        55,999      75,905       729,440
Less shares
   redeemed              (3,644)      (42,881)    (53,948)     (462,215)
                     ----------  ------------  ----------  ------------
Net Increase
   (decrease)         3,266,397  $ 40,788,289   2,227,934  $ 21,235,903
                     ----------  ------------  ----------  ------------
Total Increase
   (decrease)        12,411,502  $140,018,714  29,818,448  $286,188,389
                     ----------  ------------  ----------  ------------


100 ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

                              GROWTH AND                 HIGH YIELD                CONVERTIBLE            MARKET NEUTRAL INCOME
                              INCOME FUND                   FUND                       FUND                       FUND
                      --------------------------  ------------------------  -------------------------  --------------------------
A SHARES                 SHARES       DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS        SHARES       DOLLARS
--------              -----------  -------------  ----------  ------------  ----------  -------------  -----------  -------------
Shares sold            31,214,522  $ 960,038,236   8,043,597  $ 85,889,986     488,104  $   9,659,705   10,870,883  $ 136,579,107
Shares issued in
   reinvestment of
   distributions        3,493,183    106,614,982     670,146     7,041,468   2,132,595     41,835,316    1,065,431     13,340,860
Less shares redeemed  (19,745,950)  (600,383,686) (5,791,971)  (61,317,424) (6,981,293)  (140,773,491) (13,341,043)  (167,852,383)
                      -----------  -------------   ---------  ------------  ----------  -------------   ----------  -------------
Net Increase
   (decrease)          14,961,755  $ 466,269,532   2,921,772  $ 31,614,030  (4,360,594) $ (89,278,470)  (1,404,729) $ (17,932,416)
                      -----------  -------------   ---------  ------------  ----------  -------------   ----------  -------------

                              GROWTH AND                 HIGH YIELD                CONVERTIBLE            MARKET NEUTRAL INCOME
                              INCOME FUND                   FUND                       FUND                       FUND
                      --------------------------  ------------------------  -------------------------  --------------------------
B SHARES                 SHARES       DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS        SHARES       DOLLARS
--------              -----------  -------------  ----------  ------------  ----------  -------------  -----------  -------------
Shares sold             2,685,541  $  90,930,386   1,338,571  $ 14,550,224     238,826  $   5,342,525      487,454  $   6,372,942
Shares issued in
   reinvestment of
   distributions          467,640     15,836,672     111,278     1,198,898     448,644     10,038,196      116,248      1,511,012
Less shares redeemed   (2,325,907)   (78,685,019) (1,138,509)  (12,364,986) (1,645,432)   (37,761,689)    (905,647)   (11,845,768)
                       ----------  -------------     -------  ------------    --------  -------------     --------  -------------
Net Increase
   (decrease)             827,274  $  28,082,039     311,340  $  3,384,136    (957,962) $ (22,380,968)    (301,945) $  (3,961,814)
                       ----------  -------------     -------  ------------    --------  -------------     --------  -------------

                              GROWTH AND                 HIGH YIELD                CONVERTIBLE            MARKET NEUTRAL INCOME
                              INCOME FUND                   FUND                       FUND                       FUND
                      --------------------------  ------------------------  -------------------------  --------------------------
C SHARES                 SHARES       DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS        SHARES       DOLLARS
--------              -----------  -------------  ----------  ------------  ----------  -------------  -----------  -------------
Shares sold            16,024,494  $ 494,723,688   1,791,146  $ 19,420,026     731,416  $  14,350,678    6,741,196  $  85,792,220
Shares issued in
   reinvestment of
   distributions        1,489,454     45,792,097     233,019     2,499,696   1,181,680     23,185,070      289,790      3,671,330
Less shares redeemed   (8,288,441)  (255,066,426) (2,614,994)  (28,280,958) (4,927,907)   (99,524,936)  (4,208,504)   (53,658,450)
                       ----------  -------------    --------  ------------  ----------  -------------    ---------  -------------
Net Increase
   (decrease)           9,225,507  $ 285,449,359    (590,829) $ (6,361,236) (3,014,811) $ (61,989,188)   2,822,482  $  35,805,100
                       ----------  -------------    --------  ------------  ----------  -------------    ---------  -------------

                              GROWTH AND                 HIGH YIELD                CONVERTIBLE            MARKET NEUTRAL INCOME
                              INCOME FUND                   FUND                       FUND                       FUND
                      --------------------------  ------------------------  -------------------------  --------------------------
I SHARES                 SHARES       DOLLARS       SHARES       DOLLARS      SHARES       DOLLARS        SHARES       DOLLARS
--------              -----------  -------------  ----------  ------------  ----------  -------------  -----------  -------------
Shares sold             1,478,398  $  43,588,601      20,995  $    223,208      10,613  $     205,257       50,459  $     632,026
Shares issued in
   reinvestment of
   distributions          170,820      5,129,894      13,908       146,138      51,541        964,006      143,209      1,786,073
Less shares redeemed      (63,182)    (1,934,082)    (29,538)     (316,342)   (480,581)    (9,330,809)  (2,631,554)   (32,796,772)
                       ----------  -------------   ---------  ------------  ----------  -------------   ----------  -------------
Net Increase
   (decrease)           1,586,036  $  46,784,413       5,365  $     53,004    (418,427) $  (8,161,546)  (2,437,886) $ (30,378,673)
                       ----------  -------------   ---------  ------------  ----------  -------------   ----------  -------------
Total Increase
   (decrease)          26,600,558  $ 826,585,343   2,647,648  $ 28,689,934  (8,751,794) $(181,810,172)  (1,322,078) $ (16,467,803)
                       ----------  -------------   ---------  ------------  ----------  -------------   ----------  -------------


                                 Notes to Financial Statements ANNUAL REPORT 101

Calamos Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                              CLASS A
                                       -------------------------------------------------------------------------------------
                                         April 1,
                                           2006
                                         through                                Year Ended March 31,
                                       October 31,      --------------------------------------------------------------------
                                           2006             2006           2005          2004          2003          2002
                                       -----------      -----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period   $     58.31      $     49.90    $     47.62    $    31.68    $   37.64     $    37.04
Income from investment operations:
   Net investment income (loss)              (0.23)*          (0.30)*        (0.36)*       (0.14)*       (0.37)*       (0.41)*
   Net realized and unrealized gain
      (loss) on investments                  (2.96)           11.05           2.78         16.08         (5.59)         1.01
Total from investment operations             (3.19)           10.75           2.42         15.94         (5.96)         0.60

Distributions:
   Dividends from net investment
      income                                    --               --             --            --            --            --
   Dividends from net realized gains            --            (2.34)         (0.14)           --            --            --
   Distributions paid from capital              --               --             --            --            --            --
Total distributions                             --            (2.34)         (0.14)           --            --            --

Net asset value, end of period              $55.12      $    58.31$          49.90    $    47.62    $    31.68    $    37.64

Total Return (a)                             (5.47%)          21.96%          5.08%        50.32%       (15.84%)        1.62%

Ratios and supplemental data:
Net assets, end of period (000)        $12,573,503      $14,242,247    $10,161,403    $5,789,210    $1,768,431    $1,027,091
Ratio of net expenses to average net
   assets                                     1.19%**          1.20%          1.23%         1.31%         1.40%         1.55%
Ratio of net investment income
   (loss) to average net assets              (0.71%)**        (0.55%)        (0.74%)       (0.96%)       (1.12%)       (1.12%)
Ratio of gross expenses to average
   net assets                                 1.19%**          1.20%          1.23%         1.31%         1.40%         1.55%

                            April 1,
                              2006
                            through           Year Ended March 31,
                          October 31,   --------------------------------
                              2006      2006   2005   2004   2003   2002
                          -----------   ----   ----   ----   ----   ----
Portfolio Turnover Rate          41.2%  74.7%  63.1%  53.7%  60.5%  78.8%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Net investment income allocated based on average shares method.

**   Annualized


102 ANNUAL REPORT Financial Highlights

                                                             Calamos Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                          CLASS B
                                       -----------------------------------------------------------------------------
                                         April 1,
                                           2006
                                         through                            Year Ended March 31,
                                       October 31,      ------------------------------------------------------------
                                           2006            2006          2005         2004        2003        2002
                                       -----------      ----------    ----------    --------    --------    --------
Net asset value, beginning of period   $    59.91       $    51.59    $    49.59    $  33.24    $  39.79    $  39.45
Income from investment operations:
   Net investment income (loss)             (0.48)*          (0.72)*       (0.75)*     (0.32)*     (0.65)*     (0.47)*
   Net realized and unrealized gain
      (loss) on investments                 (3.06)           11.38          2.89       16.67       (5.90)       0.81
Total from investment operations            (3.54)           10.66          2.14       16.35       (6.55)       0.34

Distributions:
   Dividends from net investment
      income                                   --               --            --          --          --          --
   Dividends from net realized gains           --            (2.34)        (0.14)         --          --          --
   Distributions paid from capital             --               --            --          --          --          --
Total distributions                            --            (2.34)        (0.14)         --          --          --

Net asset value, end of period         $    56.37       $    59.91    $    51.59    $  49.59    $  33.24    $  39.79

Total Return (a)                            (5.91%)          21.05%         4.31%      49.19%     (16.46%)      0.86%

Ratios and supplemental data:
Net assets, end of period (000)        $1,280,227       $1,424,960    $1,110,017    $749,897    $250,121    $130,934
Ratio of net expenses to average net
   assets                                    1.94%**          1.95%         1.98%       2.06%       2.15%       2.30%
Ratio of net investment income
   (loss) to average net assets             (1.46%)**        (1.30%)       (1.49%)     (1.71%)     (1.87%)     (1.87%)
Ratio of gross expenses to average
   net assets                                1.94%**          1.95%         1.98%       2.06%       2.15%       2.30%


                                          Financial Highlights ANNUAL REPORT 103

Calamos Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                           CLASS C
                                       ------------------------------------------------------------------------------
                                         April 1,
                                           2006
                                         through                             Year Ended March 31,
                                       October 31,      -------------------------------------------------------------
                                           2006            2006         2005          2004         2003        2002
                                       -----------      ----------   ----------    ----------    --------    --------
Net asset value, beginning of period   $    55.57       $    48.00   $    46.15    $    30.94    $  37.03    $  36.72
Income from investment operations:
   Net investment income (loss)             (0.44)*          (0.67)*      (0.69)*       (0.28)*     (0.61)*     (0.68)*
   Net realized and unrealized gain
      (loss) on investments                 (2.84)           10.58         2.68         15.49       (5.48)       0.99
Total from investment operations            (3.28)            9.91         1.99         15.21       (6.09)       0.31

Distributions:
   Dividends from net investment
      income                                   --               --           --            --          --          --
   Dividends from net realized gains           --            (2.34)       (0.14)           --          --          --
   Distributions paid from capital             --               --           --            --          --          --
Total distributions                            --            (2.34)       (0.14)           --          --          --

Net asset value, end of period         $    52.29       $    55.57   $    48.00    $    46.15    $  30.94    $  37.03

Total Return (a)                            (5.90%)          21.06%        4.31%        49.16%     (16.45%)      0.84%

Ratios and supplemental data:
Net assets, end of period (000)        $3,716,923       $4,152,698   $3,038,513    $1,882,171    $585,040    $333,734
Ratio of net expenses to average
   net assets                                1.94%**          1.95%        1.98%         2.06%       2.15%       2.30%
Ratio of net investment income
   (loss) to average net assets             (1.46%)**        (1.30%)      (1.49%)       (1.71%)     (1.87%)     (1.87%)
Ratio of gross expenses to average
   net assets                                1.94%**          1.95%        1.98%         2.06%       2.15%       2.30%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Net investment income allocated based on average shares method.

**   Annualized


104 ANNUAL REPORT Financial Highlights

                                                             Calamos Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                       CLASS I
                                       ----------------------------------------------------------------------
                                         April 1,
                                           2006
                                         through                         Year Ended March 31,
                                       October 31,      -----------------------------------------------------
                                           2006           2006        2005        2004        2003      2002
                                       -----------      --------    --------    --------    -------    ------
Net asset value, beginning of period   $  62.06         $  52.85    $  50.30    $  33.38    $ 39.56    $38.83
Income from investment operations:
   Net investment income (loss)           (0.16)*          (0.17)*     (0.25)*     (0.13)*    (0.30)*   (0.34)*
   Net realized and unrealized gain
      (loss) on investments               (3.15)           11.72        2.94       17.05      (5.88)     1.07
Total from investment operations          (3.31)           11.55        2.69       16.92      (6.18)     0.73

Distributions:
   Dividends from net investment
      income                                 --               --          --          --         --        --
   Dividends from net realized gains         --            (2.34)      (0.14)         --         --        --
   Distributions paid from capital           --               --          --          --         --        --
Total distributions                          --            (2.34)      (0.14)         --         --        --

Net asset value, end of period         $  58.75         $  62.06    $  52.85    $  50.30    $ 33.38    $39.56

Total Return (a)                         (5.33%)           22.25%       5.35%      50.69%    (15.62%)    1.88%

Ratios and supplemental data:
Net assets, end of period (000)        $140,089         $198,409    $156,641    $123,933    $45,620    $7,424
Ratio of net expenses to average net
   assets                                  0.94%**          0.95%       0.98%       1.06%      1.15%     1.30%
Ratio of net investment income
   (loss) to average net assets           (0.46%)**        (0.30%)     (0.49%)     (0.71%)    (0.87%)   (0.87%)
Ratio of gross expenses to average
   net assets                              0.94%**          0.95%       0.98%       1.06%      1.15%     1.30%


                                          Financial Highlights ANNUAL REPORT 105

Calamos Blue Chip Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                               CLASS A                                    CLASS B
                                             ------------------------------------------  -----------------------------------------
                                               April 1,                     December 1,    April 1,                     December 1
                                                 2006         Year Ended      2003***        2006        Year Ended       2003***
                                               through         March 31,      through      through        March 31,       through
                                             October 31,  ----------------   March 31,   October 31,  ----------------   March 31,
                                                 2006       2006     2005       2004         2006       2006     2005      2004
                                             -----------  -------  -------  -----------  -----------  -------  -------  ----------
Net asset value, beginning of period         $  12.12     $ 10.91  $ 10.27  $ 10.00       $11.92      $10.82   $10.25    $10.00
Income from investment operations:
   Net investment income (loss)                  0.02        0.02     0.02    (0.01)       (0.05)      (0.07)   (0.03)    (0.02)
   Net realized and unrealized gain (loss)
      on investments                             0.61        1.19     0.63     0.28         0.62        1.17     0.60      0.27
Total from investment operations                 0.63        1.21     0.65     0.27         0.57        1.10     0.57      0.25
Distributions:
   Dividends from net investment income            --          --    (0.01)      --           --          --       --        --
   Dividends from net realized gains               --          --       --       --           --          --       --        --
Total distributions                                --          --    (0.01)      --           --          --       --        --
Net asset value, end of period               $  12.75     $ 12.12  $ 10.91  $ 10.27       $12.49      $11.92   $10.82    $10.25
Total return (a)                                 5.20%      11.09%    6.33%    2.70%        4.78%      10.17%    5.56%     2.50%
Ratios and supplemental data:
Net assets, end of period (000)              $105,014     $95,552  $76,809  $28,499       $8,007      $8,452   $7,219    $3,894
Ratio of net expenses to average net assets      1.43%**     1.46%    1.70%    1.75%**      2.18%**     2.21%    2.45%     2.50%**
Ratio of net investment income (loss) to
   average net assets                            0.29%**     0.16%    0.25%   (0.42%)**    (0.46%)**   (0.59%)  (0.50%)   (1.17%)**
Ratio of gross expenses to average net
   assets                                        1.43%**     1.46%    1.70%    2.56%**      2.18%**     2.21%    2.45%     3.31%**

                            April 1,                           December 1, 2003***
                            Through     Year Ended March 31,         through
                          October 31,   --------------------        March 31,
                             2006           2006   2005               2004
                          -----------       ----   ----        -------------------
Portfolio turnover rate      25.5%          27.7%  37.6%               4.3%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Amounts are less than $0.005

**   Annualized

***  Commencement of operations


106 ANNUAL REPORT Financial Highlights

                                                          Calamos Blue Chip Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS C                                     CLASS I
                                             --------------------------------------------  -----------------------------------------
                                               April 1,                       December 1,    April 1,                    December 1,
                                                 2006         Year Ended        2003***        2006        Year Ended      2003***
                                               through         March 31,        through      through       March 31,       through
                                             October 31,  -----------------    March 31,   October 31,  ---------------   March 31,
                                                 2006       2006      2005        2004        2006        2006    2005       2004
                                             -----------  -------   -------   -----------  -----------  -------  ------  -----------
Net asset value, beginning of period         $ 11.93      $ 10.82   $ 10.25    $10.00      $ 12.19      $ 10.94  $10.28  $10.00
Income from investment operations:
   Net investment income (loss)                (0.04)       (0.07)    (0.03)    (0.02)        0.04         0.01    0.04   (0.00)*
   Net realized and unrealized gain (loss)
      on investments                            0.60         1.18      0.60      0.27         0.61         1.24    0.64    0.28
Total from investment operations                0.56         1.11      0.57      0.25         0.65         1.25    0.68    0.28
Distributions:
   Dividends from net investment income           --           --        --        --           --           --   (0.02)     --
   Dividends from net realized gains              --           --        --        --           --           --      --      --
Total distributions                               --           --        --        --           --           --   (0.02)     --
Net asset value, end of period               $ 12.49      $ 11.93   $ 10.82    $10.25      $ 12.84      $ 12.19  $10.94  $10.28
Total return (a)                                4.69%       10.26%     5.56%     2.50%        5.33%       11.43%   6.64%   2.80%
Ratios and supplemental data:
Net assets, end of period (000)              $14,430      $14,233   $12,337    $4,822      $19,153      $17,881  $2,686  $1,427
Ratio of net expenses to average net assets     2.18%**      2.21%     2.45%     2.50%**      1.18%**      1.21%   1.45%   1.50%**
Ratio of net investment income (loss) to
   average net assets                          (0.46%)**    (0.59%)   (0.50%)   (1.17%)**     0.54%**      0.41%   0.50%  (0.17%)**
Ratio of gross expenses to average net
   assets                                       2.18%**      2.21%     2.45%     3.31%**      1.18%**      1.21%   1.45%   2.31%**


                                          Financial Highlights ANNUAL REPORT 107

Calamos Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                April 1,                                              January 2,
                                                                  2006                                                  2002***
                                                                through              Year Ended March 31,               through
                                                              October 31,   --------------------------------------     March 31,
                                                                  2006        2006      2005      2004       2003        2002
                                                              -----------   -------   -------   -------    -------    ----------
Net asset value, beginning of period                          $  13.03      $ 12.01   $ 11.27   $  7.70    $  9.89    $10.00

Income from investment operations:
   Net investment income (loss)                                   0.00*#       0.01      0.02     (0.02)     (0.01)       --
   Net realized and unrealized gain (loss) on investments         0.60         1.51      0.72      3.59      (2.18)    (0.11)
Total from investment operations                                  0.60         1.52      0.74      3.57      (2.19)    (0.11)

Distributions:
   Dividends from net investment income                             --           --        --        --         --        --
   Dividends from net realized gains                                --        (0.50)       --        --         --        --
Total distributions                                                 --        (0.50)       --        --         --        --
Net asset value, end of period                                $  13.63      $ 13.03   $ 12.01   $ 11.27    $  7.70    $ 9.89
Total Return (a)                                                  4.60%       12.91%     6.57%    46.36%    (22.14%)   (1.10%)

Ratios and supplemental Data:
Net assets, end of period (000)                               $101,016      $95,264   $88,040   $40,024    $ 9,333    $1,130
Ratio of net expenses to average net assets                       1.46%**      1.47%     1.61%     1.75%      1.75%     1.75%**
Ratio of net investment income (loss) to average net assets      (0.04%)**     0.10%     0.07%    (0.40%)    (0.28%)   (0.26%)**
Ratio of gross expenses to average net assets                     1.46%**      1.47%     1.61%     2.02%      6.05%    32.22%**

                            April 1,                                January 2,
                              2006                                    2002***
                            through        Year Ended March 31,       through
                          October 31,   -------------------------    March 31,
                              2006      2006   2005   2004   2003      2002
                          -----------   ----   ----   ----   ----   ----------
Portfolio turnover rate      35.7%      63.3%  50.3%  24.4%  33.6%     0.0%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Amounts are less than $0.005

**   Annualized

***  Commencement of operations

#    Net investment income allocated based on average shares method.


108 ANNUAL REPORT Financial Highlights

                                                              Calamos Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                April 1,                                             January 2,
                                                                  2006                                                 2002***
                                                                through              Year Ended March 31,              through
                                                              October 31,   -------------------------------------     March 31,
                                                                  2006       2006      2005      2004       2003        2002
                                                              -----------   ------    ------    ------    -------    ----------
Net asset value, beginning of period                           $12.61       $11.73    $11.08    $ 7.63    $  9.87    $10.00

Income from investment operations:
   Net investment income (loss)                                 (0.06)#      (0.07)    (0.03)    (0.02)     (0.03)    (0.01)
   Net realized and unrealized gain (loss) on investments        0.58         1.45      0.68      3.47      (2.21)    (0.12)
Total from investment operations                                 0.52         1.38      0.65      3.45      (2.24)    (0.13)

Distributions:
   Dividends from net investment income                            --           --        --        --         --        --
   Dividends from net realized gains                               --        (0.50)       --        --         --        --
Total distributions                                                --        (0.50)       --        --         --        --
Net asset value, end of period                                 $13.13       $12.61    $11.73    $11.08    $  7.63    $ 9.87
Total Return (a)                                                 4.12%       12.01%     5.87%    45.22%    (22.70%)   (1.30%)

Ratios and supplemental data:
Net assets, end of period (000)                                $9,898       $9,205    $7,676    $3,865    $   545    $   55
Ratio of net expenses to average net assets                      2.21%**      2.22%     2.36%     2.50%      2.50%     2.50%**
Ratio of net investment income (loss) to average net assets     (0.79%)**    (0.65%)   (0.68%)   (1.15%)    (1.03%)   (1.01%)**
Ratio of gross expenses to average net assets                    2.21%**      2.22%     2.36%     2.77%      6.80%    32.97%**


                                          Financial Highlights ANNUAL REPORT 109

Calamos Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                April 1,                                               January 2,
                                                                  2006                                                   2002***
                                                                through               Year Ended March 31,               through
                                                              October 31,   ---------------------------------------     March 31,
                                                                  2006        2006       2005      2004       2003        2002
                                                              -----------   -------    -------    ------    -------    ----------
Net asset value, beginning of period                          $ 12.60       $ 11.72    $ 11.08    $ 7.63    $  9.88    $10.00

Income from investment operations:
   Net investment income (loss)                                 (0.06)#       (0.07)     (0.04)    (0.01)     (0.03)    (0.01)
   Net realized and unrealized gain (loss) on investments        0.58          1.45       0.68      3.46      (2.22)    (0.11)
Total from investment operations                                 0.52          1.38       0.64      3.45      (2.25)    (0.12)

Distributions:
   Dividends from net investment income                            --            --         --        --         --        --
   Dividends from net realized gains                               --         (0.50)        --        --         --        --
Total distributions                                                --         (0.50)        --        --         --        --
Net asset value, end of period                                $ 13.12       $ 12.60    $ 11.72    $11.08    $  7.63    $ 9.88
Total Return (a)                                                 4.13%        12.02%      5.78%    45.22%    (22.77%)   (1.20%)

Ratios and supplemental data:
Net assets, end of period (000)                               $15,621       $14,999    $12,991    $6,894    $   922    $   65
Ratio of net expenses to average net assets                      2.21%**       2.22%      2.36%     2.50%      2.50%     2.50%**
Ratio of net investment income (loss) to average net assets     (0.79%)**     (0.65%)    (0.68%)   (1.15%)    (1.03%)   (1.01%)**
Ratio of gross expenses to average net assets                    2.21%**       2.22%      2.36%     2.77%      6.80%    32.97%**

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Amounts are less than $0.005

**   Annualized

***  Commencement of operations

#    Net investment income allocated based on average shares method.


110 ANNUAL REPORT Financial Highlights

                                                              Calamos Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                          CLASS I
                                                              ---------------------------------------------------------------
                                                                April 1,                                            March 1,
                                                                  2006                                               2002***
                                                                through             Year Ended March 31,             through
                                                              October 31,   -----------------------------------     March 31,
                                                                  2006       2006     2005     2004       2003        2002
                                                              -----------   ------   ------   ------    -------    ----------
Net asset value, beginning of period                           $13.18       $12.11   $11.33   $ 7.72    $  9.90    $ 9.83

Income from investment operations:
   Net investment income (loss)                                  0.02#        0.04     0.03    (0.01)        --        --
   Net realized and unrealized gain (loss) on investments        0.61         1.53     0.75     3.62      (2.18)     0.07
Total from investment operations                                 0.63         1.57     0.78     3.61      (2.18)     0.07

Distributions:
   Dividends from net investment income                            --           --       --       --         --        --
   Dividends from net realized gains                               --        (0.50)      --       --         --        --
Total distributions                                                --        (0.50)      --       --         --        --
Net asset value, end of period                                 $13.81       $13.18   $12.11   $11.33    $  7.72    $ 9.90
Total Return (a)                                                 4.78%       13.22%    6.88%   46.76%    (22.02%)    0.71%

Ratios and supplemental data:
Net assets, end of period (000)                                $6,951       $4,120   $3,174   $2,461    $ 1,336    $    1
Ratio of net expenses to average net assets                      1.21%**      1.22%    1.36%    1.50%      1.50%     1.50%**
Ratio of net investment income (loss) to average net assets      0.21%**      0.35%    0.32%   (0.15%)    (0.03%)   (0.01%)**
Ratio of gross expenses to average net assets                    1.21%**      1.22%    1.36%    1.77%      5.80%    31.97%**


                                          Financial Highlights ANNUAL REPORT 111

Calamos International Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                      CLASS A                                CLASS B
                                                       ------------------------------------   -------------------------------------
                                                         April 1,                 March 16,     April 1,                  March 16,
                                                           2006                     2005**        2006                     2005**
                                                         through     Year Ended    through      through     Year Ended     through
                                                       October 31,    March 31,   March 31,   October 31,    March 31,    March 31,
                                                           2006         2006         2005         2006         2006         2005
                                                       -----------   ----------   ---------   -----------   ----------   ----------
Net asset value, beginning of period                    $  13.10      $   9.76    $ 10.00      $ 13.02       $  9.76      $10.00

Income from investment operations:
   Net investment income                                    0.03          0.07       0.01        (0.01)         0.01        0.01
   Net realized and unrealized (loss) on investments        0.21          3.33      (0.25)        0.19          3.29       (0.25)
Total from investment operations                            0.24          3.40      (0.24)        0.18          3.30       (0.24)

Distributions:
   Dividends from net investment income                       --         (0.06)        --           --         (0.04)         --
   Dividends from net realized gains                          --            --         --           --            --          --
Total distributions                                           --         (0.06)        --           --         (0.04)         --
Net asset value, end of period                          $  13.34      $  13.10    $  9.76      $ 13.20       $ 13.02      $ 9.76
Total return (a)                                            1.83%        34.87%     (2.40%)       1.38%        33.81%      (2.40%)

Ratios and supplemental data:
Net assets, end of period (000)                         $163,662      $127,471    $43,722      $19,227       $11,928      $   98
Ratio of net expenses to average net assets                 1.52%*        1.62%      1.75%*       2.27%*        2.37%       2.50%*
Ratio of net investment income (loss)
   to average net assets                                    0.49%*        0.80%      2.00%*      (0.26%)*       0.05%       1.25%*
Ratio of gross expenses to average net assets               1.53%*        1.62%      3.00%*       2.28%*        2.37%       3.75%*

                                                    March 16,
                              Year         Year       2005**
                             Ended        Ended      through
                          October 31,   March 31,   March 31,
                              2006         2006        2005
                          -----------   ---------   ---------
Portfolio turnover rate      39.5%        49.3%        0.0%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Annualized

**   Commencement of operations


112 ANNUAL REPORT Financial Highlights

                                               Calamos International Growth Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                        CLASS C                                CLASS I
                                                         ------------------------------------   ------------------------------------
                                                           April 1,                 March 16,     April 1,                 March 16,
                                                             2006                     2005**        2006                     2005**
                                                           through     Year Ended    through      through     Year Ended   through
                                                         October 31,    March 31,   March 31,   October 31,    March 31,   March 31,
                                                             2006         2006         2005         2006         2006         2005
                                                         -----------   ----------   ---------   -----------   ----------   ---------
Net asset value, beginning of period                      $ 13.00       $  9.76      $10.00      $ 13.11       $  9.76      $10.00

Income from investment operations:
   Net investment income                                    (0.01)         0.02        0.01         0.05          0.09        0.01
   Net realized and unrealized (loss) on investments         0.19          3.27       (0.25)        0.21          3.33       (0.25)
Total from investment operations                             0.18          3.29       (0.24)        0.26          3.42       (0.24)

Distributions:
   Dividends from net investment income                        --         (0.05)         --           --         (0.07)         --
   Dividends from net realized gains                           --            --          --           --            --          --
Total distributions                                            --         (0.05)         --           --         (0.07)         --
Net asset value, end of period                            $ 13.18       $ 13.00      $ 9.76      $ 13.37       $ 13.11      $ 9.76
Total return (a)                                             1.38%        33.73%      (2.40%)       1.98%        35.13%      (2.40%)

Ratios and supplemental data:
Net assets, end of period (000)                           $56,899       $38,959      $   98      $59,108       $52,011      $6,835
Ratio of net expenses to average net assets                  2.27%*        2.37%       2.50%*       1.27%*        1.37%       1.50%*
Ratio of net investment income (loss)
   to average net assets                                    (0.26%)*       0.05%       1.25%*       0.74%*        1.05%       2.25%*
Ratio of gross expenses to average net assets                2.28%*        2.37%       3.75%*       1.28%*        1.37%       2.75%*


                                          Financial Highlights ANNUAL REPORT 113

Calamos Global Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                     Year Ended March 31,
                                                              October 31,   ---------------------------------------------------
                                                                  2006        2006       2005        2004      2003       2002
                                                              -----------   --------   --------    -------   -------    -------
Net asset value, beginning of period                          $  10.18      $   8.27   $   8.04    $  6.27   $  6.89    $  7.12

Income from investment operations:
   Net investment income (loss)                                   0.04#         0.12#      0.14#      0.13#     0.46       0.18
   Net realized and unrealized gain (loss) on investments         0.38          2.19       0.09       1.65     (1.06)     (0.15)
Total from investment operations                                  0.42          2.31       0.23       1.78     (0.60)      0.03

Distributions:

   Dividends from net investment income                          (0.10)        (0.24)        --      (0.01)    (0.02)     (0.23)
   Dividends from net realized gains                                --         (0.16)     (0.00)*       --        --      (0.03)
Total distributions                                              (0.10)        (0.40)        --      (0.01)    (0.02)     (0.26)
Net asset value, end of period                                $  10.50      $  10.18   $   8.27    $  8.04   $  6.27    $  6.89
Total Return (a)                                                  4.19%        28.25%      2.90%     28.42%    (8.69%)     0.52%

Ratios and supplemental data:
Net assets, end of period (000)                               $451,280      $387,476   $183,797    $93,830   $21,397    $12,611
Ratio of net expenses to average net assets                       1.41%**       1.44%      1.51%      1.69%     1.75%      1.75%
Ratio of net investment income (loss) to average net assets       0.67%**       1.29%      1.78%      1.72%     5.26%      1.88%
Ratio of gross expenses to average net assets                     1.42%**       1.44%      1.51%      1.69%     2.43%      2.99%

                            April 3,
                              2006
                            through           Year Ended March 31,
                          October 31,   --------------------------------
                              2006      2006   2005   2004   2003   2002
                          -----------   ----   ----   ----   ----   ----
Portfolio turnover rate      42.2%      59.0%  45.5%  48.5%  59.5%  75.6%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#    Net investment income allocated based on average shares method.

*    Amounts are less than $0.005 per share.

**   Annualized


114 ANNUAL REPORT Financial Highlights

                                           Calamos Global Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                  Year Ended March 31,
                                                              October 31,   -----------------------------------------------
                                                                  2006        2006      2005       2004     2003      2002
                                                              -----------   -------   -------    -------   ------    ------
Net asset value, beginning of period                          $  10.57      $  8.60   $  8.43    $  6.63   $ 7.34    $ 7.58

Income from investment operations:
   Net investment income (loss)                                  (0.01)#       0.05#     0.09#      0.08#    0.31      0.20
   Net realized and unrealized gain (loss) on investments         0.40         2.28      0.08       1.73    (1.00)    (0.21)
Total from investment operations                                  0.39         2.33      0.17       1.81    (0.69)    (0.01)

Distributions:
   Dividends from net investment income                          (0.08)       (0.20)       --      (0.01)   (0.02)    (0.20)
   Dividends from net realized gains                                --        (0.16)    (0.00)*       --       --     (0.03)
Total distributions                                              (0.08)       (0.36)       --      (0.01)   (0.02)    (0.23)
Net asset value, end of period                                $  10.88      $ 10.57   $  8.60    $  8.43   $ 6.63    $ 7.34
Total Return (a)                                                  3.75%       27.39%     2.06%     27.30%   (9.38%)   (0.09%)

Ratios and supplemental data:
Net assets, end of period (000)                               $ 61,675      $52,547   $24,378    $13,878   $2,522    $  648
Ratio of net expenses to average net assets                       2.16%**      2.19%     2.26%      2.44%    2.50%     2.50%
Ratio of net investment income (loss) to average net assets      (0.08%)**     0.54%     1.03%      0.97%    4.51%     1.13%
Ratio of gross expenses to average net assets                     2.17%**      2.19%     2.26%      2.44%    3.18%     3.74%


                                          Financial Highlights ANNUAL REPORT 115

Calamos Global Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                 through                    Year Ended March 31,
                                                               October 31,   --------------------------------------------------
                                                                  2006         2006       2005        2004      2003      2002
                                                              ------------   --------   --------    -------   -------    ------
Net asset value, beginning of period                          $   9.99       $   8.15   $   7.98    $  6.28   $  6.95    $ 7.19
Income from investment operations:
   Net investment income (loss)                                  (0.00)#*        0.05#      0.08#      0.07#     0.39      0.20
   Net realized and unrealized gain (loss) on investments         0.37           2.15       0.09       1.64     (1.04)    (0.22)
Total from investment operations                                  0.37           2.20       0.17       1.71     (0.65)    (0.02)

Distributions:
   Dividends from net investment income                          (0.09)         (0.20)        --      (0.01)    (0.02)    (0.19)
   Dividends from net realized gains                                --          (0.16)     (0.00)*       --        --     (0.03)
Total distributions                                              (0.09)         (0.36)        --      (0.01)    (0.02)    (0.22)

Net asset value, end of period                                $  10.27       $   9.99   $   8.15    $  7.98   $  6.28    $ 6.95

Total Return (a)                                                  3.69%         27.31%      2.17%     27.23%    (9.33%)   (0.30%)

Ratios and supplemental data:
Net assets, end of period (000)                               $273,198       $221,122   $101,794    $63,425   $11,426    $4,301
Ratio of net expenses to average net assets                       2.16%**        2.19%      2.26%      2.44%     2.50%     2.50%
Ratio of net investment income (loss) to average net assets      (0.08%)**       0.54%      1.03%      0.97%     4.51%     1.13%
Ratio of gross expenses to average net assets                     2.17%**        2.19%      2.26%      2.44%     3.18%     3.74%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#    Net investment income allocated based on average shares method.

*    Amounts are less than $0.005 per share.

**   Annualized


116 ANNUAL REPORT Financial Highlights

                                           Calamos Global Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                        CLASS I
                                                              ----------------------------------------------------------
                                                               April 1,
                                                                 2006
                                                                through                 Year Ended March 31,
                                                                October    ---------------------------------------------
                                                               31, 2006      2006     2005      2004     2003      2002
                                                              ----------   -------   ------    ------   ------    ------
Net asset value, beginning of period                          $ 10.23      $  8.30   $ 8.05    $ 6.27   $ 6.86    $ 7.09
Income from investment operations:
   Net investment income (loss)                                  0.05#        0.15#    0.16#     0.15#    0.52      0.16
   Net realized and unrealized gain (loss) on investments        0.40         2.19     0.09      1.64    (1.09)    (0.11)
Total from investment operations                                 0.45         2.34     0.25      1.79    (0.57)     0.05

Distributions:
   Dividends from net investment income                         (0.11)       (0.25)      --     (0.01)   (0.02)    (0.25)
   Dividends from net realized gains                               --        (0.16)   (0.00)*      --       --     (0.03)
Total distributions                                             (0.11)       (0.41)      --     (0.01)   (0.02)    (0.28)

Net asset value, end of period                                $ 10.57      $ 10.23   $ 8.30    $ 8.05   $ 6.27    $ 6.86

Total Return (a)                                                 4.43%       28.56%    3.15%    28.59%   (8.29%)    0.76%

Ratios and supplemental data:
Net assets, end of period (000)                               $37,758      $28,532   $4,645    $4,251   $1,155    $  633
Ratio of net expenses to average net assets                      1.16%**      1.19%    1.26%     1.44%    1.50%     1.50%
Ratio of net investment income (loss) to average net assets      0.92%**      1.54%    2.03%     1.97%    5.51%     2.13%
Ratio of gross expenses to average net assets                    1.17%**      1.19%    1.26%     1.44%    2.18%     2.74%


                                          Financial Highlights ANNUAL REPORT 117

Calamos Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                    CLASS A
                                                   -------------------------------------------------------------------------
                                                     April 1,
                                                       2006
                                                     through                         Year Ended March 31,
                                                   October 31,   -----------------------------------------------------------
                                                       2006         2006         2005         2004         2003       2002
                                                   -----------   ----------   ----------   ----------   ---------   --------
Net asset value, beginning of period               $    32.64    $    29.40   $    28.71   $    22.30   $  23.95    $  23.26
Income from investment operations:
   Net investment income (loss)                          0.27          0.42         0.40         0.34       0.66        0.50
   Net realized and unrealized gain (loss) on
      investments                                        0.25          4.18         0.85         6.48      (1.83)       0.98
Total from investment operations                         0.52          4.60         1.25         6.82      (1.17)       1.48

Distributions:
   Dividends from net investment income                 (0.45)        (0.60)       (0.40)       (0.41)     (0.48)      (0.58)
   Dividends from net realized gains                       --         (0.76)       (0.16)          --         --       (0.21)
Total distributions                                     (0.45)        (1.36)       (0.56)       (0.41)     (0.48)      (0.79)

Net asset value, end of period                     $    32.71    $    32.64   $    29.40   $    28.71   $  22.30    $  23.95

Total Return (a)                                         1.66%        16.01%        4.40%       30.74%     (4.86%)      6.52%

Ratios and supplemental data:
Net assets, end of period (000)                    $3,536,121    $3,352,933   $2,580,205   $2,031,032   $609,838    $242,624
Ratio of net expenses to average net assets              1.05%*        1.06%        1.08%        1.14%      1.25%       1.36%
Ratio of net investment income (loss) to average
   net assets                                            1.35%*        1.31%        1.42%        1.63%      3.31%       2.19%
Ratio of gross expenses to average net assets            1.05%*        1.06%        1.08%        1.14%      1.25%       1.36%

                            April 1,
                              2006
                            through           Year Ended March 31,
                          October 31,   --------------------------------
                              2006      2006   2005   2004   2003   2002
                          -----------   ----   ----   ----   ----   ----
Portfolio turnover rate      42.2%      65.4%  65.0%  50.0%  27.1%  39.7%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Annualized


118 ANNUAL REPORT Financial Highlights

                                                  Calamos Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS B
                                                              ----------------------------------------------------------------
                                                               April 1,
                                                                 2006
                                                               through                    Year Ended March 31,
                                                               October    ----------------------------------------------------
                                                               31, 2006     2006       2005       2004       2003        2002
                                                              ---------   --------   --------   --------   --------    -------
Net asset value, beginning of period                          $  36.15    $  32.42   $  31.66   $  24.57   $  26.36    $ 25.57
Income from investment operations:
   Net investment income (loss)                                   0.12        0.19       0.19       0.16       0.54       0.36
   Net realized and unrealized gain (loss) on investments         0.30        4.64       0.95       7.14      (2.01)      1.08
Total from investment operations                                  0.42        4.83       1.14       7.30      (1.47)      1.44

Distributions:
   Dividends from net investment income                          (0.25)      (0.34)     (0.22)     (0.21)     (0.32)     (0.44)
   Dividends from net realized gains                                --       (0.76)     (0.16)        --         --      (0.21)
Total distributions                                              (0.25)      (1.10)     (0.38)     (0.21)     (0.32)     (0.65)

Net asset value, end of period                                $  36.32    $  36.15   $  32.42   $  31.66   $  24.57    $ 26.36

Total Return (a)                                                  1.21%      15.15%      3.62%     29.78%     (5.56%)     5.74%

Ratios and supplemental data:
Net assets, end of period (000)                               $736,256    $742,721   $639,253   $541,360   $212,764    $68,757
Ratio of net expenses to average net assets                       1.80%*      1.81%      1.83%      1.89%      2.00%      2.11%
Ratio of net investment income (loss) to average net assets       0.60%*      0.56%      0.67%      0.88%      2.56%      1.44%
Ratio of gross expenses to average net assets                     1.80%*      1.81%      1.83%      1.89%      2.00%      2.11%


                                          Financial Highlights ANNUAL REPORT 119

Calamos Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                    CLASS C
                                                   -------------------------------------------------------------------------
                                                     April 1,
                                                       2006
                                                     through                         Year Ended March 31,
                                                   October 31,   -----------------------------------------------------------
                                                       2006         2006         2005         2004         2003       2002
                                                   -----------   ----------   ----------   ----------   ---------   --------
Net asset value, beginning of period               $    32.78    $    29.53   $    28.90   $    22.47   $  24.16    $  23.47
Income from investment operations:
   Net investment income (loss)                          0.13          0.20         0.19         0.17       0.51        0.31
   Net realized and unrealized gain (loss) on
      investments                                        0.26          4.19         0.84         6.50      (1.86)       1.01
Total from investment operations                         0.39          4.39         1.03         6.67      (1.35)       1.32

Distributions:
   Dividends from net investment income                 (0.28)        (0.38)       (0.24)       (0.24)     (0.34)      (0.42)
   Dividends from net realized gains                       --         (0.76)       (0.16)          --         --       (0.21)
Total distributions                                     (0.28)        (1.14)       (0.40)       (0.24)     (0.34)      (0.63)

Net asset value, end of period                     $    32.89    $    32.78   $    29.53   $    28.90   $  22.47    $  24.16

Total Return (a)                                         1.20%        15.16%        3.59%       29.77%     (5.57%)      5.75%

Ratios and supplemental data:
Net assets, end of period (000)                    $2,178,512    $2,095,534   $1,615,096   $1,260,818   $386,101    $112,633
Ratio of net expenses to average net assets              1.80%*        1.81%        1.83%        1.89%      2.00%       2.11%
Ratio of net investment income (loss) to average
   net assets                                            0.60%*        0.56%        0.67%        0.88%      2.56%       1.44%
Ratio of gross expenses to average net assets            1.80%*        1.81%        1.83%        1.89%      2.00%       2.11%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Annualized


120 ANNUAL REPORT Financial Highlights

                                                  Calamos Growth and Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                         CLASS I
                                                              ------------------------------------------------------------
                                                               April 1,
                                                                 2006
                                                               through                  Year Ended March 31,
                                                               October    ------------------------------------------------
                                                               31, 2006     2006       2005      2004      2003      2002
                                                              ---------   --------   -------   -------   --------   ------
Net asset value, beginning of period                          $  32.06    $  28.90   $ 28.21   $ 21.91   $ 23.54    $22.87
Income from investment operations:
   Net investment income (loss)                                   0.32        0.51      0.45      0.44      0.65      0.57
   Net realized and unrealized gain (loss) on investments         0.24        4.08      0.85      6.33     (1.75)     0.94
Total from investment operations                                  0.56        4.59      1.30      6.77     (1.10)     1.51

Distributions:
   Dividends from net investment income                          (0.51)      (0.67)    (0.45)    (0.47)    (0.53)    (0.63)
   Dividends from net realized gains                                --       (0.76)    (0.16)       --        --     (0.21)
Total distributions                                              (0.51)      (1.43)    (0.61)    (0.47)    (0.53)    (0.84)

Net asset value, end of period                                $  32.11    $  32.06   $ 28.90   $ 28.21   $ 21.91    $23.54

Total Return (a)                                                  1.78%      16.33%     4.67%    31.06%    (4.65%)    6.77%

Ratios and supplemental data:
Net assets, end of period (000)                               $153,049    $142,702   $82,793   $44,192   $15,670    $2,956
Ratio of net expenses to average net assets                       0.80%*      0.81%     0.83%     0.89%     1.00%     1.11%
Ratio of net investment income (loss) to average net assets       1.60%*      1.56%     1.67%     1.88%     3.56%     2.44%
Ratio of gross expenses to average net assets                     0.80%*      0.81%     0.83%     0.89%     1.00%     1.11%


                                          Financial Highlights ANNUAL REPORT 121

Calamos High Yield Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                          CLASS A
                                                              --------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                   Year Ended March 31,
                                                              October 31,   ------------------------------------------------
                                                                  2006        2006       2005       2004      2003     2002
                                                              -----------   --------   --------   -------   -------   ------
Net asset value, beginning of period                           $  10.83     $  10.75   $  10.86   $  9.60   $  9.85   $ 9.55
Income from investment operations:
   Net investment income (loss)                                    0.34         0.60       0.67      0.69      0.48     0.54
   Net realized and unrealized gain (loss) on investments          0.00         0.33      (0.07)     1.28     (0.26)    0.29
Total from investment operations                                   0.34         0.93       0.60      1.97      0.22     0.83

Distributions:
   Dividends from net investment income                           (0.46)       (0.72)     (0.56)    (0.71)    (0.47)   (0.53)
   Dividends from net realized gains                                 --        (0.13)     (0.15)       --        --       --
Total distributions                                               (0.46)       (0.85)     (0.71)    (0.71)    (0.47)   (0.53)

Net asset value, end of period                                 $  10.71     $  10.83   $  10.75   $ 10.86   $  9.60   $ 9.85

Total Return (a)                                                   3.32%        9.11%      5.67%    20.87%     2.53%    8.98%

Ratios and supplemental data:
Net assets, end of period (000)                                $147,400     $152,382   $119,798   $97,993   $45,265   $7,023
Ratio of net expenses to average net assets                        1.17%*       1.19%      1.24%     1.30%     1.75%    1.75%
Ratio of net investment income (loss) to average net assets        5.50%*       5.70%      6.26%     7.04%     7.07%    6.32%
Ratio of gross expenses to average net assets                      1.17%*       1.19%      1.24%     1.30%     1.96%    5.75%

                            April 1,
                              2006
                            through           Year Ended March 31,
                          October 31,   --------------------------------
                              2006      2006   2005   2004   2003   2002
                          -----------   ----   ----   ----   ----   ----
Portfolio turnover rate      27.1%      73.1%  39.7%  44.2%  33.2%  36.7%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Annualized


122 ANNUAL REPORT Financial Highlights

                                                         Calamos High Yield Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                         CLASS B
                                                              ------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                  Year Ended March 31,
                                                              October 31,   ----------------------------------------------
                                                                  2006        2006      2005      2004      2003     2002
                                                              -----------   -------   -------   -------   -------   ------
Net asset value, beginning of period                           $ 11.10      $ 10.99   $ 11.11   $  9.82   $ 10.07   $ 9.77
Income from investment operations:
   Net investment income (loss)                                   0.31         0.54      0.61      0.63      0.45     0.47
   Net realized and unrealized gain (loss) on investments        (0.01)        0.34     (0.08)     1.29     (0.28)    0.31
Total from investment operations                                  0.30         0.88      0.53      1.92      0.17     0.78

Distributions:
   Dividends from net investment income                          (0.40)       (0.64)    (0.50)    (0.63)    (0.42)   (0.48)
   Dividends from net realized gains                                --        (0.13)    (0.15)       --        --       --
Total distributions                                              (0.40)       (0.77)    (0.65)    (0.63)    (0.42)   (0.48)

Net asset value, end of period                                 $ 11.00      $ 11.10   $ 10.99   $ 11.11   $  9.82   $10.07

Total Return (a)                                                  2.84%        8.37%     4.83%    19.89%     1.91%    8.28%

Ratios and supplemental data:
Net assets, end of period (000)                                $33,499      $31,960   $28,228   $26,657   $14,166   $2,014
Ratio of net expenses to average net assets                       1.92%*       1.94%     1.99%     2.05%     2.50%    2.50%
Ratio of net investment income (loss) to average net assets       4.75%*       4.95%     5.51%     6.29%     6.32%    5.57%
Ratio of gross expenses to average net assets                     1.92%*       1.94%     1.99%     2.05%     2.71%    6.50%


                                          Financial Highlights ANNUAL REPORT 123

Calamos High Yield Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                         CLASS C
                                                              ------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                  Year Ended March 31,
                                                              October 31,   ----------------------------------------------
                                                                  2006        2006      2005      2004      2003     2002
                                                              -----------   -------   -------   -------   -------   ------
Net asset value, beginning of period                           $ 11.05      $ 10.94   $ 11.06   $  9.78   $ 10.04   $ 9.74
Income from investment operations:
   Net investment income (loss)                                   0.30         0.54      0.61      0.62      0.47     0.46
   Net realized and unrealized gain (loss) on investments           --         0.33     (0.08)     1.29     (0.31)    0.33
Total from investment operations                                  0.30         0.87      0.53      1.91      0.16     0.79

Distributions:
   Dividends from net investment income                          (0.40)       (0.63)    (0.50)    (0.63)    (0.42)   (0.49)
   Dividends from net realized gains                                --        (0.13)    (0.15)       --        --       --
Total distributions                                              (0.40)       (0.76)    (0.65)    (0.63)    (0.42)   (0.49)

Net asset value, end of period                                 $ 10.95      $ 11.05   $ 10.94   $ 11.06   $  9.78   $10.04

Total Return (a)                                                  2.85%        8.37%     4.87%    19.88%     1.84%    8.38%

Ratios and supplemental data:
Net assets, end of period (000)                                $60,486      $65,089   $70,922   $67,593   $30,324   $3,636
Ratio of net expenses to average net assets                       1.92%*       1.94%     1.99%     2.05%     2.50%    2.50%
Ratio of net investment income (loss) to average net assets       4.75%*       4.95%     5.51%     6.29%     6.32%    5.57%
Ratio of gross expenses to average net assets                     1.92%*       1.94%     1.99%     2.05%     2.71%    6.50%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Annualized


124 ANNUAL REPORT Financial Highlights

                                                         Calamos High Yield Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                       CLASS I
                                                              --------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                Year Ended March 31,
                                                              October 31,   ------------------------------------------
                                                                  2006       2006     2005     2004     2003     2002
                                                              -----------   ------   ------   ------   ------   ------
Net asset value, beginning of period                            $10.84      $10.75   $10.85   $ 9.60   $ 9.84   $ 9.67
Income from investment operations:
   Net investment income (loss)                                   0.33        0.64     0.82     0.77     0.61     0.06
   Net realized and unrealized gain (loss) on investments         0.02        0.33    (0.19)    1.21    (0.37)    0.20
Total from investment operations                                  0.35        0.97     0.63     1.98     0.24     0.26

Distributions:
   Dividends from net investment income                          (0.48)      (0.75)   (0.58)   (0.73)   (0.48)   (0.09)
   Dividends from net realized gains                                --       (0.13)   (0.15)      --       --       --
Total distributions                                              (0.48)      (0.88)   (0.73)   (0.73)   (0.48)   (0.09)

Net asset value, end of period                                  $10.71      $10.84   $10.75   $10.85   $ 9.60   $ 9.84

Total Return (a)                                                  3.50%       9.39%    5.96%   21.04%    2.83%    2.68%

Ratios and supplemental data:
Net assets, end of period (000)                                 $2,455      $1,947   $1,874   $2,717   $2,272   $    1
Ratio of net expenses to average net assets                       0.92%*      0.94%    0.99%    1.05%    1.50%    1.50%*
Ratio of net investment income (loss) to average net assets       5.75%*      5.95%    6.51%    7.29%    7.32%    6.57%*
Ratio of gross expenses to average net assets                     0.92%*      0.94%    0.99%    1.05%    1.71%    5.50%*


                                          Financial Highlights ANNUAL REPORT 125

Calamos Convertible Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                             CLASS A
                                                              --------------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                      Year Ended March 31,
                                                              October 31,   ------------------------------------------------------
                                                                  2006        2006       2005        2004       2003        2002
                                                              -----------   --------   --------    --------   --------    --------
Net asset value, beginning of period                          $  19.98      $  20.42   $  22.18    $  17.15   $  18.85    $  19.14
Income from investment operations:
   Net investment income (loss)                                   0.20*         0.33       0.40        0.51       0.60        0.52
   Net realized and unrealized gain (loss) on investments         0.32          1.78      (0.76)       5.13      (2.04)       0.12
Total from investment operations                                  0.52          2.11      (0.36)       5.64      (1.44)       0.64

Distributions:
   Dividends from net investment income                          (0.52)        (0.93)     (0.36)      (0.61)     (0.26)      (0.62)
   Dividends from net realized gains                                --         (1.62)     (1.04)         --         --       (0.31)
Total distributions                                              (0.52)        (2.55)     (1.40)      (0.61)     (0.26)      (0.93)

Net asset value, end of period                                $  19.98      $  19.98   $  20.42    $  22.18   $  17.15    $  18.85

Total Return (a)                                                  2.70%        10.97%     (1.69%)     33.16%     (7.63%)      3.56%

Ratios and supplemental data:
Net assets, end of period (000)                               $356,203      $400,392   $498,262    $629,461   $550,035    $313,223
Ratio of net expenses to average net assets                       1.12%**       1.12%      1.11%       1.15%      1.20%       1.28%
Ratio of net investment income (loss) to average net assets       1.78%**       1.85%      1.80%       2.36%      3.75%       2.68%
Ratio of gross expenses to average net assets                     1.12%**       1.12%      1.11%       1.15%      1.20%       1.28%

                            April 3,
                              2006
                            through           Year Ended March 31,
                          October 31,   --------------------------------
                              2006      2006   2005   2004   2003   2002
                          -----------   ----   ----   ----   ----   ----
Portfolio turnover rate      33.7%      63.4%  50.6%  67.0%  35.6%  37.0%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Net investment income allocated based on average shares method.

**   Annualized


126 ANNUAL REPORT Financial Highlights

                                                        Calamos Convertible Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                     Year Ended March 31,
                                                              October 31,   ---------------------------------------------------
                                                                  2006        2006       2005       2004       2003       2002
                                                              -----------   --------   --------   --------   --------   -------
Net asset value, beginning of period                          $  22.90      $  23.04   $  24.88   $  19.18   $  21.10   $ 21.35
Income from investment operations:
    Net investment income (loss)                                  0.14*         0.24       0.26       0.37       0.50      0.40
    Net realized and unrealized gain (loss) on investments        0.37          1.99      (0.84)      5.77      (2.26)     0.16
Total from investment operations                                  0.51          2.23      (0.58)      6.14      (1.76)     0.56

Distributions:
    Dividends from net investment income                         (0.39)        (0.75)     (0.22)     (0.44)     (0.16)    (0.50)
    Dividends from net realized gains                               --         (1.62)     (1.04)        --         --     (0.31)
Total distributions                                              (0.39)        (2.37)     (1.26)     (0.44)     (0.16)    (0.81)

Net asset value, end of period                                $  23.02      $  22.90   $  23.04   $  24.88   $  19.18   $ 21.10

Total Return (a)                                                  2.24%        10.18%     (2.43%)    32.16%     (8.32%)    2.74%

Ratios and supplemental data:
Net assets, end of period (000)                               $153,263      $171,282   $194,383   $229,323   $177,823   $86,451
Ratio of net expenses to average net assets                       1.87%**       1.87%      1.86%      1.90%      1.95%     2.03%
Ratio of net investment income (loss) to average net assets       1.03%**       1.10%      1.05%      1.61%      3.00%     1.93%
Ratio of gross expenses to average net assets                     1.87%**       1.87%      1.86%      1.90%      1.95%     2.03%


                                          Financial Highlights ANNUAL REPORT 127

Calamos Convertible Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                             CLASS C
                                                              --------------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                      Year Ended March 31,
                                                              October 31,   ------------------------------------------------------
                                                                  2006        2006       2005        2004       2003        2002
                                                              -----------   --------   --------    --------   --------    --------
Net asset value, beginning of period                          $  19.99      $  20.42   $  22.22    $  17.19   $  18.94    $  19.23
Income from investment operations:
   Net investment income (loss)                                   0.12*         0.18       0.23        0.33       0.47        0.36
   Net realized and unrealized gain (loss) on investments         0.32          1.79      (0.76)       5.16      (2.05)       0.15
Total from investment operations                                  0.44          1.97      (0.53)       5.49      (1.58)       0.51

Distributions:
   Dividends from net investment income                          (0.41)        (0.78)     (0.23)      (0.46)     (0.17)      (0.49)
   Dividends from net realized gains                                --         (1.62)     (1.04)         --         --       (0.31)
Total distributions                                              (0.41)        (2.40)     (1.27)      (0.46)     (0.17)      (0.80)

Net asset value, end of period                                $  20.02      $  19.99   $  20.42    $  22.22   $  17.19    $  18.94

Total Return (a)                                                  2.23%        10.20%     (2.45%)     32.11%     (8.32%)      2.80%

Ratios and supplemental data:
Net assets, end of period (000)                               $310,918      $346,000   $415,044    $522,146   $422,336    $225,058
Ratio of net expenses to average net assets                       1.87%**       1.87%      1.86%       1.90%      1.95%       2.03%
Ratio of net investment income (loss) to average net assets       1.03%**       1.10%      1.05%       1.61%      3.00%       1.93%
Ratio of gross expenses to average net assets                     1.87%**       1.87%      1.86%       1.90%      1.95%       2.03%

(a) Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Net investment income allocated based on average shares method.

**   Annualized


128 ANNUAL REPORT Financial Highlights

                                                        Calamos Convertible Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                          CLASS I
                                                              ---------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                    Year Ended March 31,
                                                              October 31,   -------------------------------------------------
                                                                  2006        2006      2005       2004      2003       2002
                                                              -----------   -------   -------    -------   -------    -------
Net asset value, beginning of period                           $ 19.01      $ 19.55   $ 21.29    $ 16.49   $ 18.13    $ 18.44
Income from investment operations:
   Net investment income (loss)                                   0.22*        0.35      0.43       0.51      0.66       0.54
   Net realized and unrealized gain (loss) on investments         0.30         1.72     (0.73)      4.95     (2.01)      0.13
Total from investment operations                                  0.52         2.07     (0.30)      5.46     (1.35)      0.67

Distributions:
   Dividends from net investment income                          (0.55)       (0.99)    (0.40)     (0.66)    (0.29)     (0.67)
   Dividends from net realized gains                                --        (1.62)    (1.04)        --        --      (0.31)
Total distributions                                              (0.55)       (2.61)    (1.44)     (0.66)    (0.29)     (0.98)

Net asset value, end of period                                 $ 18.98      $ 19.01   $ 19.55    $ 21.29   $ 16.49    $ 18.13

Total Return (a)                                                  2.83%       11.31%    (1.47%)    33.45%    (7.44%)     3.83%

Ratios and supplemental data:
Net assets, end of period (000)                                $21,126      $26,304   $35,235    $51,614   $38,852    $36,499
Ratio of net expenses to average net assets                       0.87%**      0.87%     0.86%      0.90%     0.95%      1.03%
Ratio of net investment income (loss) to average net assets       2.03%**      2.10%     2.05%      2.61%     4.00%      2.93%
Ratio of gross expenses to average net assets                     0.87%**      0.87%     0.86%      0.90%     0.95%      1.03%


                                          Financial Highlights ANNUAL REPORT 129

Calamos Market Neutral Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                              April 1,
                                                                2006
                                                              through                       Year Ended March 31,
                                                            October 31,   -------------------------------------------------------
                                                                2006        2006       2005        2004       2003         2002
                                                            -----------   --------   --------    --------   --------     --------
Net asset value, beginning of period                        $  12.67      $  13.02   $  14.45    $  14.14   $  13.72     $  13.34
Income from investment operations:
   Net investment income (loss)                                 0.30*         0.55*      0.33        0.51       0.50         0.36
   Net realized and unrealized gain (loss) on investments       0.13          0.09      (0.46)       0.87       0.46         0.41
Total from investment operations                                0.43          0.64      (0.13)       1.38       0.96         0.77

Distributions:
   Dividends from net investment income                        (0.33)        (0.99)     (0.82)      (0.76)     (0.54)       (0.37)
   Dividends from net realized gains                              --            --      (0.48)      (0.31)     (0.00)**     (0.02)
Total distributions                                            (0.33)        (0.99)     (1.30)      (1.07)     (0.54)       (0.39)

Net asset value, end of period                              $  12.77      $  12.67   $  13.02    $  14.45   $  14.14     $  13.72

Total Return (a)                                                3.45%         5.20%     (1.03%)     10.11%      7.11%        5.81%

Ratios and supplemental data:
Net assets, end of period (000)                             $497,161      $254,292   $279,737    $402,820   $463,466     $306,524
Ratio of net expenses to average net assets (b)                 1.25%***      1.57%      1.32%       1.51%      1.53%        1.39%
Ratio of net investment income (loss) to average net
   assets                                                       4.03%***      4.34%      3.45%       3.64%      3.67%        3.08%
Ratio of gross expenses to average net assets (b)               1.25%***      1.57%      1.32%       1.51%      1.53%        1.39%

                            April 1,
                              2006
                            through             Year Ended March 31,
                          October 31,   ------------------------------------
                              2006       2006   2005    2004    2003    2002
                          -----------   -----   ----   -----   -----   -----
Portfolio turnover rate      78.4%      137.1%  74.4%  123.0%  116.9%  160.7%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)  Includes 0.10%, 0.43%, 0.18%, 0.36%, 0.34%, and 0.15%, for the period April
     1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, and
     2002, respectively, related to dividend expense on short positions.

*    Net investment income allocated based on average shares method.

**   Amounts are less than $0.005 per share.

***  Annualized


130 ANNUAL REPORT Financial Highlights

                                              Calamos Market Neutral Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS B
                                                              ----------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                    Year Ended March 31,
                                                              October 31,   --------------------------------------------------
                                                                  2006        2006      2005       2004      2003        2002
                                                              -----------   -------   -------    -------   -------     -------
Net asset value, beginning of period                          $ 13.18       $ 13.51   $ 14.95    $ 14.60   $ 14.16     $ 13.78
Income from investment operations:
   Net investment income (loss)                                  0.25*         0.47*     0.33       0.42      0.42        0.28
   Net realized and unrealized gain (loss) on investments        0.14          0.08     (0.56)      0.89      0.46        0.41
Total from investment operations                                 0.39          0.55     (0.23)      1.31      0.88        0.69

Distributions:
   Dividends from net investment income                         (0.26)        (0.88)    (0.73)     (0.65)    (0.44)      (0.29)
   Dividends from net realized gains                               --            --     (0.48)     (0.31)    (0.00)**    (0.02)
Total distributions                                             (0.26)        (0.88)    (1.21)     (0.96)    (0.44)      (0.31)

Net asset value, end of period                                $ 13.31       $ 13.18   $ 13.51    $ 14.95   $ 14.60     $ 14.16

Total Return (a)                                                 3.00%         4.33%    (1.66%)     9.22%     6.28%       5.07%

Ratios and supplemental data:
Net assets, end of period (000)                               $46,453       $35,076   $40,019    $50,429   $55,186     $45,804
Ratio of net expenses to average net assets (b)                  2.00%***      2.32%     2.07%     2.26%      2.28%       2.14%
Ratio of net investment income (loss) to average net assets      3.28%***      3.59%     2.70%     2.89%      2.92%       2.33%
Ratio of gross expenses to average net assets (b)                2.00%***      2.32%     2.07%     2.26%      2.28%       2.14%


                                          Financial Highlights ANNUAL REPORT 131

Calamos Market Neutral Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                             CLASS C
                                                              ---------------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                       Year Ended March 31,
                                                              October 31,   -------------------------------------------------------
                                                                  2006        2006       2005        2004        2003        2002
                                                              -----------   --------   --------    --------   ---------    --------
Net asset value, beginning of period                          $  12.83      $  13.17   $  14.61    $  14.29   $  13.87     $  13.50
Income from investment operations:
   Net investment income (loss)                                   0.25*         0.46*      0.24        0.41       0.41         0.28
   Net realized and unrealized gain (loss) on investments         0.12          0.08      (0.47)       0.87       0.46         0.40
Total from investment operations                                  0.37          0.54      (0.23)       1.28       0.87         0.68

Distributions:
   Dividends from net investment income                          (0.27)        (0.88)     (0.73)      (0.65)     (0.45)       (0.29)
   Dividends from net realized gains                                --            --      (0.48)      (0.31)     (0.00)**     (0.02)
Total distributions                                              (0.27)        (0.88)     (1.21)      (0.96)     (0.45)       (0.31)

Net asset value, end of period                                $  12.93      $  12.83   $  13.17    $  14.61   $  14.29     $  13.87

Total Return (a)                                                  2.97%         4.37%     (1.69%)      9.24%      6.29%        5.07%

Ratios and supplemental data:
Net assets, end of period (000)                               $309,142      $162,218   $129,352    $185,568   $204,105     $160,940
Ratio of net expenses to average net assets (b)                   2.00%***      2.32%      2.07%       2.26%      2.28%        2.14%
Ratio of net investment income (loss) to average net assets       3.28%***      3.59%      2.70%       2.89%      2.92%        2.33%
Ratio of gross expenses to average net assets (b)                 2.00%***      2.32%      2.07%       2.26%      2.28%        2.14%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A nor the contingent deferred sales charge for Class B and C and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)  Includes 0.10%, 0.43%, 0.18%, 0.36%, 0.34% and 0.15%, for the period April
     1, 2006 through October 31, 2006 and the years 2006, 2005, 2004, 2003, and
     2002, respectively, related to dividend expense on short positions.

*    Net investment income allocated based on average shares method.

**   Amounts are less than $0.005 per share.

***  Annualized


132 ANNUAL REPORT Financial Highlights

                                              Calamos Market Neutral Income Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                           CLASS I
                                                              ---------------------------------------------------------------
                                                                April 1,
                                                                  2006
                                                                through                    Year Ended March 31,
                                                              October 31,   -------------------------------------------------
                                                                  2006       2006      2005       2004      2003        2002
                                                              -----------   ------   -------    -------   -------     -------
Net asset value, beginning of period                          $ 12.57       $12.92   $ 14.34    $ 14.05   $ 13.63     $ 13.25
Income from investment operations:
   Net investment income (loss)                                  0.31*        0.57*     0.54       0.56      0.54        0.45
   Net realized and unrealized gain (loss) on investments        0.14         0.10     (0.63)      0.84      0.46        0.35
Total from investment operations                                 0.45         0.67     (0.09)      1.40      1.00        0.80

Distributions:
   Dividends from net investment income                         (0.35)       (1.02)    (0.85)     (0.80)    (0.58)      (0.40)
   Dividends from net realized gains                               --           --     (0.48)     (0.31)    (0.00)**    (0.02)
Total distributions                                             (0.35)       (1.02)    (1.33)     (1.11)    (0.58)      (0.42)

Net asset value, end of period                                $ 12.67       $12.57   $ 12.92    $ 14.34   $ 14.05     $ 13.63

Total Return (a)                                                 3.62%        5.56%    (0.76%)    10.32%     7.40%       6.09%

Ratios and supplemental data:
Net assets, end of period (000)                               $14,450       $7,830   $39,561    $40,969   $39,257     $31,177
Ratio of net expenses to average net assets (b)                  1.00%***     1.32%     1.07%      1.26%     1.28%       1.14%
Ratio of net investment income (loss) to average net assets      4.28%***     4.59%     3.70%      3.89%     3.92%       3.33%
Ratio of gross expenses to average net assets (b)                1.00%***     1.32%     1.07%      1.26%     1.28%       1.14%


                                          Financial Highlights ANNUAL REPORT 133

Calamos Multi-Fund Blend

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                CLASS A       CLASS B       CLASS C       CLASS I
                                                                June 28,      June 28,      June 28,      June 28,
                                                                 2006*         2006*         2006*         2006*
                                                                through       through       through       through
                                                              October 31,   October 31,   October 31,   October 31,
                                                                  2006          2006          2006          2006
                                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                           $10.00        $10.00        $10.00        $10.00
Income from investment operations:
   Net investment income (loss)                                 (0.01)        (0.02)        (0.02)        (0.00)***
   Net realized and unrealized gain (loss) on investments        0.93          0.91          0.91          0.93
Total from investment operations                                 0.92          0.89          0.89          0.93

Distributions:
   Dividends from net investment income                            --            --            --            --
   Dividends from net realized gains                               --            --            --            --
Total distributions                                                --            --            --            --

Net asset value, end of period                                 $10.92        $10.89        $10.89        $10.93

Total return (a)                                                 9.20%         8.90%         8.90%         9.30%

Ratios and supplemental data:
Net assets, end of period (000)                                $3,934        $  715        $2,032        $   23
Ratio of net expenses to average net assets                      0.50%**       1.25%**       1.25%**       0.25%**
Ratio of net investment income (loss) to average net assets     (0.50%)**     (1.25%)**     (1.25%)**     (0.25%)**
Ratio of gross expenses to average net assets                   10.91%**      11.66%**      11.66%**      10.66%**

                          June 28, 2006
                             through
                           October 31,*
                               2006
                          -------------
Portfolio turnover rate        0.0%

(a) Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*    Commencement of operations

**   Annualized

***  Amount is less than $0.005 per share.


134 ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust, comprising the Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, Convertible Fund, Market Neutral Income Fund, and Multi-Fund Blend (the "Funds") as of October 31, 2006, the related statements of operations, statements of changes in net assets, and financial highlights for the period from April 1, 2006 through October 31, 2006 and for the year ended March 31, 2006 for the Growth Fund, Blue Chip Fund, Value Fund, International Growth Fund, Global Growth and Income Fund, Growth and Income Fund, High Yield Fund, Convertible Fund, and Market Neutral Income Fund, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from June 28, 2006 (commencement of operations) through October 31, 2006 for the Multi-Fund Blend. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for periods ended prior to March 31, 2006, were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Calamos Investment Trust as of October 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 12, 2006


       Report of Independent Registered Public Accounting Firm ANNUAL REPORT 135

Change in Independent Registered Public Accounting Firm (Unaudited)

On November 1, 2005, the Trust's audit committee approved the dismissal of Ernst & Young LLP (E&Y) as independent registered public accounting firm and engaged Deloitte & Touche LLP (Deloitte) to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ended March 31, 2006. During the Trust's fiscal year ended March 31, 2005 and through November 1, 2005, neither the Trust nor anyone on its behalf consulted with Deloitte on items that
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) concerned the subject of a disagreement or reportable events.

The report of E&Y on the Trust's financial statements for the fiscal year ended March 31, 2005 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal year ended March 31, 2005 and through November 1, 2005, there were no (i) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, or (ii) reportable events.


136 ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust's management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel and discussed with representatives of Calamos Advisors the Funds' operations and the nature and quality of the advisory and other services provided by Calamos Advisors to the Funds. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the management agreement. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At meetings held March 30, 2006 and on June 29, 2006, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At the meeting held on March 30, the Trustees, including all of the Independent Trustees, unanimously approved an amendment to the management agreement to add Calamos Multi-Fund Blend as a series covered by the terms of the management agreement. At the meeting held on June 29, the Trustees, including all of the Independent Trustees, unanimously approved continuation of the management agreement with respect to all of the Funds through August 1, 2007, subject to earlier termination as provided in the agreement.

In considering the amendment and continuation of the management agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees' determinations. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the management agreement are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES

The Trustees reviewed the nature, extent and quality of Calamos Advisors' services to the Funds, taking into account each Fund's investment objective and strategy and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed Calamos Advisors' resources and key personnel, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided or to be provided to each Fund by Calamos Advisors were appropriate and consistent with the terms of the management agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that each Fund was likely to benefit from the continued provision of those services. They also concluded that Calamos Advisors had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

PERFORMANCE

The Trustees considered the performance results for each Fund, other than with respect to Multi-Fund Blend, which had not yet begun operations, over various time periods. They reviewed information comparing the performance of each of those Funds with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's respective benchmark. The Trustees heard from representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials and answered questions.


                      Trustee Approval of Management Agreement ANNUAL REPORT 137

Trustee Approval of Management Agreement (Unaudited)

The Trustees noted that the long-term performance of each Fund that had been in operation for more than three years compared favorably with its relevant peer group and benchmark, with each of those Funds placing in the first or second quintile in relation to its peer group for the five-year performance period. In the short-term, the Trustees noted that Global Growth and Income Fund and High Yield Fund had strong performance, each placing in the first quintile in relation to its peer group for the one-year performance period. The Trustees also noted that Blue Chip Fund, Value Fund and International Growth Fund each had less than three years of performance data, and thus did not have long-term performance records.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the favorable longer-term performance record of each Fund with such a performance history and the strong short-term performance records of Global Growth and Income Fund and High Yield Fund were important factors in the Trustees' evaluation of the quality of services provided by Calamos Advisors under the management agreement.

With respect to Multi-Fund Blend, the Trustees discussed the fact that Multi-Fund Blend's portfolio of investments would consist of investments in several other Funds managed by Calamos Advisors, the "Underlying Funds," for which performance information was reviewed and that Multi-Fund Blend's performance would depend on the performance of the Underlying Funds.

COSTS OF SERVICES AND PROFITS REALIZED BY CALAMOS ADVISORS

The Trustees examined information on fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that in most instances where both the contractual rates of management fees and the actual management fees after fee waivers for a Fund were greater than the median management fees of the respective Lipper peer groups, the overall expense ratios of the respective Fund were below or substantially comparable to the median expense ratios of its respective peer group of funds.

The Trustees noted that Multi-Fund Blend would not be charged a separate management fee by Calamos Advisors, but indirectly would bear its portion of the management fees and other expenses borne by the Underlying Funds, and it would be charged distribution fees. They also noted that because Multi-Fund Blend would be investing in Institutional Shares of the Underlying Funds, there would be no duplication of distribution fees. The Trustees reviewed the expenses of other funds-of-funds and noted that Multi-Fund Blend's other expenses were comparable to or below the other expenses of such funds-of-funds.

The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees reviewed information on the profitability of Calamos Advisors in serving as each Fund's investment manager and of Calamos Advisors and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors' parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors regarding each Fund in relation to the services rendered was not unreasonable.

In considering the fees charged by Calamos Advisors, the Trustees discussed management's proposed breakpoints in the fees at net asset levels above $500 million for the Funds that currently do not have breakpoints: Blue Chip Fund, Global Growth and Income Fund, High Yield Fund and Value Fund, as set forth in the materials for the meeting.


138 ANNUAL REPORT Trustee Approval of Management Agreement

                            Trustee Approval of Management Agreement (Unaudited)

The Trustees also reviewed Calamos Advisors' management fees for its institutional separate accounts and for its subadvised funds (for which Calamos Advisors provides portfolio management services only), as well as managed fees for secondary accounts. Although in most instances its sub-advisory fees, and in many instances its institutional separate accounts fees, for various investment strategies are lower than the management fees charged to the Funds with corresponding strategies, the Trustees noted that Calamos Advisors performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Finally, the Trustees considered Calamos Advisors' financial condition, which they found to be sound.

The Trustees concluded that the management fees, as proposed to be revised to include fee breakpoints for four funds, and other compensation payable by each Fund to Calamos Advisors and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that each Fund's overall expense ratio was reasonable, taking into account the quality of services provided by Calamos Advisors and the Fund's investment performance.

ECONOMIES OF SCALE

The Trustees received and discussed information concerning whether Calamos Advisors realizes economies of scale as a Fund's assets increase. The Trustees recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Trustees also considered Calamos Advisors' agreement to reimburse each Fund, other than Multi-Fund Blend, for a portion of its expenses if the Fund's expense ratio otherwise would exceed a certain level. The Trustees concluded that the fee schedule for each Fund, other than Multi-Fund Blend, including the amended fee schedule with breakpoints for Blue Chip Fund, Global Growth and Income Fund, High Yield Fund and Value Fund provide for a sharing of economies of scale at various asset levels.

With respect to Multi-Fund Blend, the Trustees considered Calamos Advisors' agreement to reimburse the Fund for any annualized Other Expenses (excluding distribution and service fees) for a fiscal year above 0.25% of average net assets. They considered information provided by Calamos Advisors projecting their reimbursement obligation for Multi-Fund Blend at various asset levels during the first two years of the Fund's operations. The Trustees concluded that the expense structure for Multi-Fund Blend was in line with those of comparable funds-of-funds.

OTHER BENEFITS TO CALAMOS ADVISORS

The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Funds. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefor, the Funds and Calamos Advisors may potentially benefit from their relationship with each other in other ways. Recognizing that an affiliate of Calamos Advisors serves the Funds as distributor and receives compensation from the Funds for its services to them, the Trustees determined that such compensation was fair and reasonable. The Trustees also considered Calamos Advisors' use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Calamos Advisors. The Trustees concluded that Calamos Advisors' use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Funds. They concluded that, although Calamos Advisors derives or may derive additional benefits through the use of soft dollars from the Funds' portfolio transactions, the Funds also benefit from the receipt of research products and services acquired through commissions paid on the portfolio transactions of other clients of Calamos Advisors. They also concluded that the Funds' success could attract other business to Calamos Advisors or its other funds and that Calamos Advisors' success could enhance its ability to serve the Funds.

After full consideration of the above factors with respect to Multi-Fund Blend as well as other factors that were instructive in analyzing that Fund's management arrangement, at the March 30 meeting, the Trustees, including all of the Independent Trustees,


                      Trustee Approval of Management Agreement ANNUAL REPORT 139

Trustee Approval of Management Agreement (Unaudited)

approved the amendment of the management agreement to add Multi-Fund Blend as a series covered by the management agreement. At the June 29 meeting, after full consideration of the above factors as well as other factors that were instructive in analyzing continuation of the management agreement for the one-year period ending August 1, 2007, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with Calamos Advisors, with amended fee schedules including breakpoints for Blue Chip Fund, Global Growth and Income Fund, High Yield Fund and Value Fund, as in the best interest of each Fund and its shareholders.


140 ANNUAL REPORT Trustee Approval of Management Agreement

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code
(Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2006:

GLOBAL GROWTH AND   CONVERTIBLE
   INCOME FUND          FUND
-----------------   -----------
     $200,000        $6,109,912

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2006:

 BLUE CHIP   INTERNATIONAL   GLOBAL GROWTH AND    GROWTH AND
   FUND       GROWTH FUND       INCOME FUND      INCOME FUND
----------   -------------   -----------------   -----------
$1,289,768     $2,626,113        $3,136,934      $16,415,174

HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
   FUND          FUND        INCOME FUND
----------   -----------   --------------
 $242,863      $507,341      $3,096,629

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2006:

GLOBAL GROWTH AND    GROWTH AND   HIGH YIELD   CONVERTIBLE   MARKET NEUTRAL
   INCOME FUND      INCOME FUND      FUND          FUND        INCOME FUND
-----------------   -----------   ----------   -----------   --------------
        2%              23%           2%            4%             13%

Under Section 853 of the Code, International Growth Fund and Calamos Global Growth and Income Fund have elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign taxes paid per share for the fiscal period ended October 31, 2006, are as follows:

INTERNATIONAL GROWTH FUND
FOR THE TAX YEAR ENDED 10/31/06

                      GROSS
COUNTRY          FOREIGN INCOME   TAXES PAID
-------          --------------   ----------
Australia            0.01486        0.00000
Austria              0.00560        0.00084
Belgium              0.00282        0.00042
Bermuda              0.00764        0.00000
Brazil               0.00161        0.00010
Canada               0.00493        0.00074
Colombia             0.00081        0.00000
France               0.00269        0.00040
Greece               0.01563        0.00000
Hong Kong            0.00098        0.00000
India                0.00495        0.00000
Ireland              0.00302        0.00013
Japan                0.01767        0.00112

                      GROSS
COUNTRY          FOREIGN INCOME   TAXES PAID
-------          --------------   ----------
Liechtenstein        0.00164        0.00000
Mexico               0.00506        0.00000
Norway               0.00324        0.00049
Netherlands          0.00498        0.00075
Singapore            0.00716        0.00000
South Africa         0.00641        0.00000
Spain                0.00837        0.00119
Sweden               0.00486        0.00073
Switzerland          0.00255        0.00038
Taiwan               0.00190        0.00000
United Kingdom       0.01153        0.00000
                     -------        -------
Totals               0.14091        0.00729
                     -------        -------


                                               Tax Information ANNUAL REPORT 141

Tax Information (Unaudited)

GLOBAL GROWTH AND INCOME FUND
FOR THE TAX YEAR ENDED 10/31/06

                            GROSS
COUNTRY                FOREIGN INCOME   TAXES PAID
-------                --------------   ----------
Australia                  0.00245        0.00000
Austria                    0.00067        0.00000
Belgium                    0.00449        0.00000
Brazil                     0.00034        0.00004
Canada                     0.00022        0.00003
China                      0.00206        0.00000
France                     0.00074        0.00000
Germany                    0.00156        0.00000
Hong Kong                  0.00066        0.00000
Hungary                    0.00016        0.00000
India                      0.00261        0.00000
Ireland                    0.00028        0.00000

                            GROSS
COUNTRY                FOREIGN INCOME   TAXES PAID
-------                --------------   ----------
Israel                     0.00030        0.00000
Japan                      0.00893        0.00064
Mexico                     0.00214        0.00000
Netherlands                0.00181        0.00005
Netherlands Antilles       0.00043        0.00000
South Africa               0.00318        0.00000
Spain                      0.00254        0.00038
Sweden                     0.00215        0.00032
Switzerland                0.00411        0.00048
United Kingdom             0.00521        0.00000
                           -------        -------
Totals                     0.04704        0.00194
                           -------        -------


142 ANNUAL REPORT Tax Information

Trustees & Officers

The management of the Portfolio, including general supervision of duties performed for the Portfolio under the Investment Management Agreement, is the responsibility of its board of trustees.

The following table sets forth, as of October 31, 2006 each trustee's position(s) with the Portfolio, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which the trustee first became a trustee of the Portfolio.

                            POSITION(S) HELD WITH PORTFOLIO   NUMBER OF PORTFOLIOS
NAME AND AGE AT                  AND DATE FIRST ELECTED         IN FUND COMPLEX(+)       PRINCIPAL OCCUPATION(S) DURING PAST
OCTOBER 31, 2006                 OR APPOINTED TO OFFICE        OVERSEEN BY TRUSTEE      5 YEARS AND OTHER DIRECTORSHIPS HELD
----------------            -------------------------------   --------------------      ------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF PORTFOLIO:
John P. Calamos, Sr., 66*   Trustee and President                      15            Chairman, CEO, and Co-Chief Investment
                            (since 1988)                                             Officer Calamos Asset Management, Inc.
                                                                                     ("CAM"), Calamos Holdings LLC ("CHLLC")
                                                                                     and Calamos Advisors LLC and its
                                                                                     predecessor ("Calamos Advisors"), and
                                                                                     President and Co-Chief Investment
                                                                                     Officer, Calamos Financial Services LLC
                                                                                     and its predecessor ("CFS"); Director,
                                                                                     CAM

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF PORTFOLIO:
Joe F. Hanauer, 69          Trustee (since 2001)                       15            Private investor; Director, MAF Bancorp
                                                                                     (bank holding company); Chairman and
                                                                                     Director, Move, Inc., (internet provider
                                                                                     of real estate information and products);
                                                                                     Director, Combined Investments, L.P.
                                                                                     (investment management)

Weston W. Marsh, 56         Trustee (since 2002)                       15            Of Counsel, and formerly, Partner,
                                                                                     Freeborn & Peters (law firm)

John E. Neal, 56            Trustee (since 2001)                       15            Private investor; Managing Director, Banc
                                                                                     One Capital Markets, Inc. (investment
                                                                                     banking) (2000-2004); Director, The
                                                                                     Brickman Group, Ltd. (landscaping
                                                                                     company); Director, Equity Residential
                                                                                     (publicly-owned REIT); Director, Ranir
                                                                                     LLC (oral products company); Director,
                                                                                     CBA Commercial (commercial mortgage
                                                                                     securitization company); Partner, Private
                                                                                     Perfumery LLC (private label perfume
                                                                                     company); Partner, Linden LLC (health
                                                                                     care private equity)

William R. Rybak, 55        Trustee (since 2002)                       15            Private investor; formerly Executive Vice
                                                                                     President and Chief Financial Officer,
                                                                                     Van Kampen Investments, Inc. and
                                                                                     subsidiaries (investment manager);
                                                                                     Director, Howe Barnes Investments
                                                                                     (investment services firm); Director,
                                                                                     Private Bancorp (bank holding company)

Stephen B. Timbers, 62      Trustee (since 2004);                      15            Private investor; formerly Vice Chairman,
                            Lead Independent Trustee                                 Northern Trust Corporation (bank holding
                            (since 2005)                                             company); President and Chief Executive
                                                                                     Officer, Northern Trust Investments, N.A.
                                                                                     (investment manager); formerly President,
                                                                                     Northern Trust Global Investments, a
                                                                                     division of Northern Trust Corporation
                                                                                     and Executive Vice President, The
                                                                                     Northern Trust Corporation; Director,
                                                                                     Northern Trust Securities, Inc.

David D. Tripple, 62        Trustee (since 2006)                       15            Private investor; Trustee, Century Shares
                                                                                     Trust and Century Small Cap Select
                                                                                     Fund**; Pioneer Investment Management, a
                                                                                     subsidiary of UniCredito Italiano
                                                                                     (investment advisor); prior thereto, The
                                                                                     Pioneer Group, Inc. (asset management)

* John P. Calamos is an "interested person" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because he is an affiliate of Calamos Advisors and Calamos Financial Services, LLC.

**   Overseeing two portfolios in fund complex

(+) The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund and CALAMOS Global Total Return Fund.


                                           Trustees & Officers ANNUAL REPORT 143

Trustees & Officers

OFFICERS. Mr. John Calamos is president of the Trust. The preceding table gives more information about Mr. John Calamos.

The following table sets forth as of October 31, 2006 each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became and officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH TRUST AND             PRINCIPAL OCCUPATION(S)
NAME AND AGE AT                 DATE FIRST ELECTED OR                    DURING PAST 5 YEARS
OCTOBER 31, 2006                 APPOINTED TO OFFICE                 AND OTHER DIRECTORSHIPS HELD
----------------           -------------------------------           ----------------------------
Nimish S. Bhatt, 43        Treasurer (since 2004)            Senior Vice President and Director of
                                                             Operations, CAM, CHLLC, Calamos Advisors
                                                             and CFS (since 2004); Senior Vice
                                                             President, Alternative Investments and Tax
                                                             Services, The BISYS Group, Inc., prior
                                                             thereto

Nick P. Calamos, 45*       Vice President (since 1992)       Senior Executive Vice President and
                                                             Co-Chief Investment Officer, CAM, CHLLC,
                                                             Calamos Advisors and CFS

Patrick H. Dudasik, 51     Vice President (since 2001)       Executive Vice President, Chief Financial
                                                             Officer and Treasurer, CAM and CHLLC (since
                                                             2004), Calamos Advisors and CFS (since
                                                             2001); Administrative Officer, CAM and
                                                             CHLLC (2004-2005), Calamos Advisors and CFS
                                                             (2001-2005)

James S. Hamman, Jr., 37   Secretary (since 1998)            Executive Vice President, Secretary and
                                                             General Counsel, CAM and CHLLC (since
                                                             2004), Calamos Advisors and CFS (since
                                                             1998); Chief Compliance Officer (2004-2005)

Mark Mickey, 55            Chief Compliance Officer          Chief Compliance Officer, Calamos Funds
                           (since 2005)                      (since 2005) and Chief Compliance Officer,
                                                             Calamos Advisors (2005-2006); Director of
                                                             Risk Assessment and Internal Audit, Calamos
                                                             Advisors (2003-2005); President, Mark
                                                             Mickey Consulting (2002- 2003); Executive
                                                             Vice President and Head of Compliance, ABN
                                                             AMRO, Inc., prior thereto

* Mr. Nick Calamos resigned from the board of trustees effective June 28, 2006.

The mailing address of the Trustees and Officers is Calamos Funds; Attn:
Secretary, 2020 Calamos Court, Naperville, IL 60563-2787

PROXY VOTING POLICIES. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission's website at www.sec.gov.


144 ANNUAL REPORT Trustees & Officers

                       This page intentionally left blank.

                          (CALAMOS INVESTMENTS(R) LOGO)

     Calamos Investments | 2020 Calamos Court | Naperville, IL 60563-2787 |
                         800.582.6959 | www.calamos.com

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2007, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2006. The manager's views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, IL

               (C) 2006 Calamos Holdings LLC. All Rights Reserved. Calamos(R), CALAMOS INVESTMENTS(R), Strategies for Serious Money(R)
   and the Calamos(R) logo are registered trademarks of Calamos Holdings LLC.

                                                                 MFANR 2006 1631

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) Not applicable.

(c) Not applicable.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, Stephen B. Timbers, David D. Tripple and William R. Rybak. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fee - $220,900 and $231,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $265,370 and $149,916 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

     There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(c) Tax Fees - $100,949 and $0 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

     There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $35,000 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph
(a)-(c) of this Item 4.

     There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph
(e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit committee.

(f) No disclosures are required by this Item 4(f).

(g) $165,340 and $104,916 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $79,128 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.

The registrant's audit committee did approve such non-audit services.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust


By: /s/ John P. Calamos, Sr.
    ------------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 14, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Investment Trust


By: /s/ John P. Calamos, Sr.
    ------------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 14, 2006


By: /s/ Patrick H. Dudasik
    ------------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: December 14, 2006